UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2015



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MARCH 31, 2015


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

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       ANNUAL REPORT
       USAA TAX EXEMPT SHORT-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2015

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

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PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

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MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

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

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Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered
      Public Accounting Firm                                                 17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        34

    Financial Statements                                                     36

    Notes to Financial Statements                                            39

EXPENSE EXAMPLE                                                              53

TRUSTEES' AND OFFICERS' INFORMATION                                          55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204980-0515

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

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FUND OBJECTIVE

THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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          [PHOTO OF REGINA G. SHAFER]             [PHOTO OF DIEDERIK OLIJSLAGER]
          REGINA G. SHAFER, CFA                   DIEDERIK OLIJSLAGER
          USAA Asset                              USAA Asset
          Management Company                      Management Company

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds recorded solid gains during the reporting period ended March, 31, 2015, largely due to an imbalance between supply and demand. Until the fourth quarter of 2014, these were fewer new issuances of tax-exempt bonds than historically had been the case amid ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refinancing bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investor appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

    The tax-exempt bond market also benefited from the performance of the U.S. Treasury market, which municipal bonds tend to follow over time.
    Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) Meanwhile, shorter-term U.S. Treasury yields only slightly changed, with the yield on a three-year U.S. Treasury security rising from 0.87% to 0.88%. Shorter-term municipal bond yields rose more. The yield on a three-year

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2  | USAA TAX EXEMPT SHORT-TERM FUND

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    AAA-rated municipal bond began the reporting period at 0.70% and ended it at
    0.82%. Municipal bond credit spreads narrowed as investors sought higher yields in riskier assets. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 1.29% and 0.94%, respectively, versus an average return of 0.79% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.89% for the Lipper Short Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 1.56% and 1.32%, respectively, compared to the Lipper Short Municipal Debt Fund Average of 0.72%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for the majority of its total returns.

    We continued to invest a portion of the portfolio in variable rate demand notes (VRDNs). The VRDNs owned by the Fund possess a "demand" feature that allows the holder to sell the bond at par with notice of seven days or less. This helps us reduce share price volatility and gives us the flexibility to act when attractive opportunities arise. Furthermore, VRDNs can generate income for the Fund when short-term interest rates rise because they have rates that adjust weekly to the market.

    To identify attractive opportunities for the Fund, our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

    During the reporting period, we continued to maintain a diversified portfolio of more than 300 municipal bonds, primarily of investment grade. Our credit analysts continuously monitored the Fund's holdings. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    We appreciate your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

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4  | USAA TAX EXEMPT SHORT-TERM FUND

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INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (FUND SHARES) (Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                             3/31/15                 3/31/14
--------------------------------------------------------------------------------
Net Assets                                $1.9 Billion            $2.0 Billion
Net Asset Value Per Share                    $10.68                  $10.71

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.167                  $0.194
Dollar-Weighted Average
Portfolio Maturity(+)                      2.2 Years               2.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
       1 YEAR                         5 YEARS                        10 YEARS
       1.29%                           2.26%                           2.91%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/15              EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
                 0.52%                                      0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED
MARCH 31, 2015

---------------------------------------------------------------------------------------
                     TOTAL RETURN      =     DIVIDEND RETURN     +      PRICE CHANGE
---------------------------------------------------------------------------------------
10 YEARS                 2.91%         =          2.91%          +          0.00%
5 YEARS                  2.26%         =          2.15%          +          0.11%
1 YEAR                   1.29%         =          1.57%          +         (0.28)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006 - MARCH 31, 2015

             TOTAL RETURN      DIVIDEND RETURN     CHANGE IN SHARE PRICE
3/31/06         2.40%                3.24%                -0.84%
3/31/07         3.79%                3.70%                 0.09%
3/31/08         3.84%                3.93%                -0.09%
3/31/09         2.38%                4.36%                -1.98%
3/31/10         5.46%                3.15%                 2.31%
3/31/11         2.62%                2.71%                -0.09%
3/31/12         4.40%                2.61%                 1.79%
3/31/13         2.42%                2.05%                 0.37%
3/31/14         0.60%                1.80%                -1.20%
3/31/15         1.29%                1.57%                -0.28%

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA TAX EXEMPT SHORT-TERM FUND

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming marginal federal tax
rates of:                                   28.00%    36.80%*   38.80%*  43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             2.91%                   4.04%     4.60%     4.75%     5.14%
5 Years              2.15%                   2.99%     3.40%     3.51%     3.80%
1 Year               1.57%                   2.18%     2.48%     2.57%     2.77%

To match the Fund Shares' closing 30-day SEC Yield of 0.52% on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:         0.72%     0.82%     0.85%     0.92%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

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                                                        INVESTMENT OVERVIEW |  7

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                             o CUMULATIVE PERFORMANCE COMPARISON o

                          [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BARCLAYS MUNICIPAL    USAA TAX EXEMPT SHORT-TERM    LIPPER SHORT MUNICIPAL
                       BOND INDEX               FUND SHARES               DEBT FUNDS INDEX
03/31/05               $10,000.00                $10,000.00                 $10,000.00
04/30/05                10,157.70                 10,035.57                  10,022.95
05/31/05                10,229.49                 10,061.72                  10,046.10
06/30/05                10,292.96                 10,097.23                  10,082.48
07/31/05                10,246.44                 10,094.86                  10,084.88
08/31/05                10,349.89                 10,130.63                  10,114.65
09/30/05                10,280.18                 10,140.06                  10,128.57
10/31/05                10,217.75                 10,136.89                  10,128.75
11/30/05                10,266.80                 10,154.36                  10,145.71
12/31/05                10,355.09                 10,184.30                  10,177.50
01/31/06                10,383.03                 10,210.87                  10,204.53
02/28/06                10,452.74                 10,239.10                  10,227.09
03/31/06                10,380.65                 10,241.92                  10,230.00
04/30/06                10,377.09                 10,251.06                  10,245.23
05/31/06                10,423.31                 10,282.39                  10,280.95
06/30/06                10,384.07                 10,296.54                  10,286.35
07/31/06                10,507.59                 10,345.94                  10,327.77
08/31/06                10,663.51                 10,407.15                  10,381.50
09/30/06                10,737.68                 10,459.44                  10,421.52
10/31/06                10,805.01                 10,490.10                  10,448.08
11/30/06                10,895.08                 10,531.33                  10,481.18
12/31/06                10,856.58                 10,545.30                  10,494.97
01/31/07                10,828.79                 10,544.91                  10,503.66
02/28/07                10,971.48                 10,606.15                  10,551.03
03/31/07                10,944.43                 10,629.55                  10,574.19
04/30/07                10,976.83                 10,660.97                  10,601.26
05/31/07                10,928.23                 10,653.65                  10,616.88
06/30/07                10,871.60                 10,658.30                  10,615.01
07/31/07                10,955.87                 10,700.06                  10,652.80
08/31/07                10,908.61                 10,716.65                  10,666.94
09/30/07                11,070.02                 10,799.18                  10,719.27
10/31/07                11,119.37                 10,823.60                  10,747.20
11/30/07                11,190.27                 10,880.65                  10,780.97
12/31/07                11,221.33                 10,895.34                  10,813.93
01/31/08                11,362.83                 11,044.61                  10,926.92
02/29/08                10,842.61                 10,927.35                  10,798.10
03/31/08                11,152.51                 11,036.50                  10,838.38
04/30/08                11,283.02                 11,053.44                  10,859.65
05/31/08                11,351.24                 11,093.13                  10,903.95
06/30/08                11,223.12                 11,078.26                  10,885.43
07/31/08                11,265.77                 11,139.29                  10,945.59
08/31/08                11,397.61                 11,222.45                  10,997.75
09/30/08                10,863.12                 11,104.64                  10,905.14
10/31/08                10,752.24                 11,033.38                  10,869.74
11/30/08                10,786.43                 11,071.82                  10,912.06
12/31/08                10,943.68                 11,039.62                  10,917.64
01/31/09                11,344.25                 11,275.22                  11,060.04
02/28/09                11,403.85                 11,281.87                  11,057.13
03/31/09                11,405.94                 11,299.27                  11,087.11
04/30/09                11,633.79                 11,370.00                  11,137.29
05/31/09                11,756.86                 11,438.34                  11,182.65
06/30/09                11,646.72                 11,461.15                  11,204.35
07/31/09                11,841.58                 11,540.91                  11,264.25
08/31/09                12,044.02                 11,603.24                  11,292.93
09/30/09                12,476.25                 11,718.55                  11,368.01
10/31/09                12,214.36                 11,700.53                  11,355.50
11/30/09                12,315.28                 11,781.22                  11,403.47
12/31/09                12,356.90                 11,799.09                  11,417.12
01/31/10                12,421.26                 11,866.78                  11,447.18
02/28/10                12,541.65                 11,936.40                  11,472.00
03/31/10                12,511.63                 11,915.75                  11,461.38
04/30/10                12,663.68                 11,976.73                  11,482.00
05/31/10                12,758.66                 12,012.46                  11,503.71
06/30/10                12,766.24                 12,039.65                  11,515.32
07/31/10                12,925.43                 12,124.28                  11,560.58
08/31/10                13,221.36                 12,217.70                  11,599.17
09/30/10                13,200.70                 12,221.18                  11,592.35
10/31/10                13,164.13                 12,236.53                  11,599.64
11/30/10                12,900.90                 12,195.00                  11,581.05
12/31/10                12,650.90                 12,144.86                  11,562.58
01/31/11                12,557.70                 12,136.83                  11,566.65
02/28/11                12,757.62                 12,200.22                  11,590.27
03/31/11                12,715.11                 12,227.69                  11,610.23
04/30/11                12,942.82                 12,302.89                  11,649.56
05/31/11                13,163.99                 12,387.54                  11,701.65
06/30/11                13,209.91                 12,438.11                  11,727.02
07/31/11                13,344.72                 12,511.39                  11,767.41
08/31/11                13,573.03                 12,572.59                  11,804.42
09/30/11                13,713.34                 12,589.23                  11,809.15
10/31/11                13,662.36                 12,567.30                  11,792.97
11/30/11                13,743.07                 12,605.83                  11,813.34
12/31/11                14,004.51                 12,681.23                  11,851.39
01/31/12                14,328.39                 12,752.11                  11,896.06
02/29/12                14,342.51                 12,788.91                  11,923.53
03/31/12                14,249.32                 12,766.65                  11,909.45
04/30/12                14,413.71                 12,813.83                  11,938.57
05/31/12                14,533.36                 12,860.29                  11,956.57
06/30/12                14,517.75                 12,869.67                  11,961.38
07/31/12                14,747.84                 12,913.78                  11,989.28
08/31/12                14,764.63                 12,936.44                  11,999.40
09/30/12                14,853.81                 12,954.72                  12,016.47
10/31/12                14,895.73                 12,977.24                  12,022.30
11/30/12                15,141.12                 13,014.22                  12,045.44
12/31/12                14,953.99                 12,998.93                  12,026.87
01/31/13                15,016.27                 13,007.62                  12,046.72
02/28/13                15,061.75                 13,053.47                  12,065.35
03/31/13                14,996.80                 13,074.15                  12,071.52
04/30/13                15,161.19                 13,095.14                  12,086.16
05/31/13                14,975.99                 13,079.77                  12,076.96
06/30/13                14,551.94                 13,015.17                  12,020.17
07/31/13                14,424.71                 13,022.80                  12,029.99
08/31/13                14,218.85                 13,006.36                  12,014.86
09/30/13                14,524.88                 13,038.06                  12,038.51
10/31/13                14,639.63                 13,069.68                  12,069.31
11/30/13                14,609.46                 13,077.67                  12,074.30
12/31/13                14,572.15                 13,084.35                  12,075.02
01/31/14                14,856.04                 13,126.98                  12,111.04
02/28/14                15,030.24                 13,170.53                  12,141.98
03/31/14                15,055.51                 13,152.29                  12,117.05
04/30/14                15,236.40                 13,184.16                  12,142.18
05/31/14                15,432.60                 13,215.93                  12,169.34
06/30/14                15,445.97                 13,222.23                  12,167.59
07/31/14                15,473.17                 13,227.22                  12,171.47
08/31/14                15,660.60                 13,256.34                  12,190.28
09/30/14                15,676.51                 13,260.46                  12,199.98
10/31/14                15,783.97                 13,277.12                  12,210.30
11/30/14                15,811.32                 13,281.01                  12,210.46
12/31/14                15,890.99                 13,284.74                  12,201.17
01/31/15                16,172.65                 13,325.79                  12,247.64
02/28/15                16,005.88                 13,317.67                  12,227.95
03/31/15                16,052.11                 13,321.42                  12,225.36

                                       [END CHART]

                             Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

             o 12-MONTH DIVIDEND YIELD COMPARISON o

         [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                     USAA TAX EXEMPT     LIPPER SHORT MUNICIPAL
                     SHORT-TERM FUND          DEBT FUNDS
                         SHARES                AVERAGE
03/31/06                  3.24%                 2.59%
03/31/07                  3.63%                 3.02%
03/31/08                  3.86%                 3.27%
03/31/09                  4.39%                 3.58%
03/31/10                  3.00%                 1.87%
03/31/11                  2.70%                 1.41%
03/31/12                  2.53%                 1.38%
03/31/13                  2.02%                 0.99%
03/31/14                  1.81%                 0.82%
03/31/15                  1.56%                 0.72%

                      [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTESX)

--------------------------------------------------------------------------------
                                                3/31/15                3/31/14
--------------------------------------------------------------------------------
Net Assets                                   $16.8 Million         $11.2 Million
Net Asset Value Per Share                       $10.67                 $10.71

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.140                 $0.167

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
      1 YEAR                                        SINCE INCEPTION 8/01/10
      0.94%                                                 1.77%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELD* AS OF 3/31/15
--------------------------------------------------------------------------------
    UNSUBSIDIZED          0.14%              SUBSIDIZED               0.27%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS** AS OF 3/31/14
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       0.94%         AFTER REIMBURSEMENT        0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day subsidized SEC Yield of 0.27% on 3/31/15, and assuming marginal federal tax
rates of:                                  28.00%   36.80%*   38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:        0.38%    0.43%     0.44%     0.48%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          USAA TAX EXEMPT          LIPPER SHORT
                 BARCLAYS MUNICIPAL   SHORT-TERM FUND ADVISER   MUNICIPAL DEBT FUNDS
                     BOND INDEX               SHARES                  INDEX
07/31/10            $10,000.00              $10,000.00              $10,000.00
08/31/10             10,228.95               10,074.87               10,033.38
09/30/10             10,212.97               10,085.31               10,027.48
10/31/10             10,184.68               10,086.35               10,033.79
11/30/10              9,981.03               10,049.96               10,017.70
12/31/10              9,787.61               10,006.37               10,001.73
01/31/11              9,715.50                9,997.77               10,005.25
02/28/11              9,870.17               10,048.12               10,025.68
03/31/11              9,837.28               10,068.74               10,042.95
04/30/11             10,013.45               10,128.54               10,076.96
05/31/11             10,184.57               10,196.15               10,122.02
06/30/11             10,220.10               10,235.65               10,143.97
07/31/11             10,324.40               10,293.76               10,178.91
08/31/11             10,501.03               10,341.92               10,210.92
09/30/11             10,609.58               10,353.30               10,215.01
10/31/11             10,570.14               10,333.20               10,201.02
11/30/11             10,632.58               10,362.76               10,218.64
12/31/11             10,834.86               10,422.38               10,251.55
01/31/12             11,085.43               10,478.59               10,290.19
02/29/12             11,096.35               10,506.75               10,313.95
03/31/12             11,024.25               10,486.24               10,301.77
04/30/12             11,151.44               10,522.87               10,326.96
05/31/12             11,244.01               10,558.72               10,342.54
06/30/12             11,231.93               10,564.12               10,346.69
07/31/12             11,409.94               10,598.09               10,370.82
08/31/12             11,422.94               10,614.24               10,379.58
09/30/12             11,491.93               10,627.28               10,394.34
10/31/12             11,524.36               10,643.48               10,399.39
11/30/12             11,714.22               10,671.47               10,419.40
12/31/12             11,569.44               10,657.30               10,403.34
01/31/13             11,617.62               10,661.62               10,420.51
02/28/13             11,652.81               10,697.12               10,436.63
03/31/13             11,602.56               10,711.77               10,441.96
04/30/13             11,729.74               10,726.76               10,454.63
05/31/13             11,586.46               10,711.89               10,446.67
06/30/13             11,258.38               10,656.80               10,397.54
07/31/13             11,159.95               10,660.80               10,406.04
08/31/13             11,000.68               10,645.13               10,392.95
09/30/13             11,237.45               10,668.85               10,413.41
10/31/13             11,326.23               10,692.49               10,440.05
11/30/13             11,302.88               10,696.72               10,444.37
12/31/13             11,274.02               10,689.91               10,444.99
01/31/14             11,493.66               10,732.65               10,476.15
02/28/14             11,628.43               10,756.27               10,502.91
03/31/14             11,647.98               10,749.21               10,481.35
04/30/14             11,787.93               10,773.15               10,503.08
05/31/14             11,939.72               10,796.81               10,526.58
06/30/14             11,950.07               10,799.71               10,525.07
07/31/14             11,971.12               10,801.48               10,528.43
08/31/14             12,116.12               10,822.91               10,544.69
09/30/14             12,128.43               10,824.00               10,553.09
10/31/14             12,211.57               10,835.30               10,562.01
11/30/14             12,232.73               10,836.28               10,562.15
12/31/14             12,294.37               10,837.09               10,554.11
01/31/15             12,512.28               10,868.36               10,594.31
02/28/15             12,383.26               10,859.73               10,577.28
03/31/15             12,419.02               10,850.33               10,575.04

                                [END CHART]

                    Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

         o 12-MONTH DIVIDEND YIELD COMPARISON o

      [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA TAX EXEMPT           LIPPER SHORT
                   SHORT-TERM FUND          MUNICIPAL DEBT
                   ADVISER SHARES           FUNDS AVERAGE
03/31/12                 2.28%                   1.38%
03/31/13                 1.77%                   0.99%
03/31/14                 1.56%                   0.82%
03/15/15                 1.32%                   0.72%

                       [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

General Obligation ......................................................  26.4%
Hospital ................................................................  18.5%
Electric Utilities ......................................................  11.4%
Education ...............................................................   7.4%
Special Assessment/Tax/Fee ..............................................   6.7%
Appropriated Debt .......................................................   5.3%
Toll Roads ..............................................................   4.6%
Environmental & Facilities Services .....................................   3.3%
Nursing/CCRC ............................................................   2.8%
Escrowed Bonds ..........................................................   2.6%

You will find a complete list of securities that the Fund owns on pages 18-33.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

        o PORTFOLIO RATINGS MIX - 3/31/15 o

       [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                           3.4%
AA                                           28.2%
A                                            35.7%
BBB                                          19.8%
BELOW INVESTMENT-GRADE                        1.9%
UNRATED                                      11.0%

                 [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-33.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                                     TAX-EXEMPT
                                     INCOME(1,2)
                                    -------------
                                        100%
                                    -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Short-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Short-Term Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   ADJUSTABLE-RATE NOTES - similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

   VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

  (INS)    Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., Citibank, N.A., Deutsche Bank A.G., Dexia Credit Local, or JPMorgan Chase Bank, N.A.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Pennsylvania Public School Intercept Program or Texas Permanent School Fund.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   EDA     Economic Development Authority
   EDC     Economic Development Corp.
   ETM     Escrowed to final maturity
   IDA     Industrial Development Authority/Agency
   ISD     Independent School District
   MTA     Metropolitan Transportation Authority
   PRE     Prerefunded to a date prior to maturity
   USD     Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (50.7%)

            ALABAMA (0.1%)
$ 2,595     Montgomery Medical Clinic Board                       4.50%        3/01/2016    $   2,679
                                                                                            ---------
            ARIZONA (0.4%)
  5,365     State (INS)                                           5.00        10/01/2015        5,495
  1,000     Yavapai County IDA                                    5.00         8/01/2019        1,101
  1,105     Yavapai County IDA                                    5.00         8/01/2020        1,232
                                                                                            ---------
                                                                                                7,828
                                                                                            ---------
            CALIFORNIA (3.9%)
    500     Anaheim Public Financing Auth.                        5.00         5/01/2022          601
    250     Anaheim Public Financing Auth.                        5.00         5/01/2024          306
  5,000     Golden State Tobacco Securitization Corp.             5.00         6/01/2015        5,035
  7,000     Golden State Tobacco Securitization Corp.             5.00         6/01/2016        7,345
  3,000     Golden State Tobacco Securitization Corp.             5.00         6/01/2017        3,271
  1,125     Irvine                                                5.00         9/02/2021        1,317
  3,730     Irvine USD Community Facilities District (INS)        5.00         9/01/2015        3,801
  5,885     Irvine USD Community Facilities District (INS)        5.00         9/01/2016        6,243
  6,000     Lake Elsinore USD                                     4.50         9/30/2015        6,031
    500     Los Angeles County                                    5.00         3/01/2021          593
  1,000     Los Angeles County                                    5.00         9/01/2021        1,197
 14,785     Public Works Board                                    5.00        10/01/2015       15,146
  2,000     Public Works Board                                    5.00         4/01/2019        2,294
  2,700     Public Works Board                                    5.00        11/01/2019        3,140
  1,000     Public Works Board                                    5.00         4/01/2020        1,171
  1,500     Public Works Board                                    5.00         4/01/2021        1,787
 15,000     State                                                 5.00        10/01/2017       16,600
                                                                                            ---------
                                                                                               75,878
                                                                                            ---------
            COLORADO (0.7%)
  1,000     Denver Health and Hospital Auth.                      5.00        12/01/2015        1,028
  1,475     Denver Health and Hospital Auth.                      5.00        12/01/2016        1,571
  2,000     Health Facilities Auth.                               5.00         6/01/2015        2,014
    110     Health Facilities Auth. (ETM)                         5.00        11/15/2015          113
  1,890     Health Facilities Auth.                               5.00        11/15/2015        1,946
    160     Health Facilities Auth. (ETM)                         5.00        11/15/2016          172
  2,840     Health Facilities Auth.                               5.00        11/15/2016        3,045
  1,100     Health Facilities Auth.(a)                            2.00        12/01/2016        1,118
  1,250     Health Facilities Auth.(a)                            4.00        12/01/2019        1,354
  1,550     High Plains Metropolitan District
             (LOC - Compass Bank)                                 4.38        12/01/2015        1,571
                                                                                            ---------
                                                                                               13,932
                                                                                            ---------

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20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            CONNECTICUT (0.1%)
$ 2,235     West Haven (INS)                                      5.00%        8/01/2020    $   2,563
                                                                                            ---------
            DISTRICT OF COLUMBIA (0.1%)
  1,725     Community Academy (INS)                               4.50         5/01/2017        1,647
                                                                                            ---------
            FLORIDA (3.6%)
  4,500     Gulf Breeze                                           3.10        12/01/2020        4,802
  1,385     Higher Educational Facilities Financing Auth.         5.00         4/01/2021        1,581
  1,000     Highlands County Health Facilities                    5.00        11/15/2015        1,030
  3,500     Highlands County Health Facilities                    5.00        11/15/2016        3,755
  1,235     Highlands County Health Facilities                    5.00        11/15/2016        1,325
  1,000     Jacksonville                                          5.00        10/01/2019        1,157
  4,580     Jacksonville                                          5.00        10/01/2020        5,393
  1,720     Lee County IDA                                        3.75        10/01/2017        1,781
  3,165     Lee County IDA                                        4.75        10/01/2022        3,439
  1,775     Miami Beach Health Facilities Auth.                   5.00        11/15/2019        2,012
  1,250     Miami Beach Health Facilities Auth.                   5.00        11/15/2020        1,437
  7,500     Miami-Dade County IDA                                 3.75        12/01/2018        8,112
  1,200     Orange County Health Facilities Auth.                 5.00        10/01/2016        1,277
  2,000     Palm Beach County School Board (INS)                  5.00         8/01/2015        2,033
  3,290     Palm Beach County School Board                        5.50         8/01/2015        3,349
  2,820     Pinellas County Educational Facilities Auth.          4.00        10/01/2020        3,060
  1,325     Southeast Overtown / Park West Community
             Redevelopment Agency(b)                              5.00         3/01/2020        1,496
  1,000     Southeast Overtown / Park West Community
             Redevelopment Agency(b)                              5.00         3/01/2023        1,153
 10,000     Sunshine State Governmental Financing Commission      5.00         9/01/2017       10,978
  8,975     Sunshine State Governmental Financing Commission      5.00         9/01/2018       10,091
                                                                                            ---------
                                                                                               69,261
                                                                                            ---------
            GEORGIA (0.9%)
  3,000     Fulton County Dev. Auth. (ETM)                        4.00        11/15/2016        3,172
  3,000     Municipal Electric Auth.                              5.00         1/01/2016        3,108
  3,415     Private Colleges and Univ. Auth.                      5.00        10/01/2018        3,812
  1,255     Private Colleges and Univ. Auth.                      5.00        10/01/2019        1,429
  1,265     Private Colleges and Univ. Auth.                      5.00        10/01/2019        1,440
  3,770     Private Colleges and Univ. Auth.                      5.00        10/01/2020        4,362
                                                                                            ---------
                                                                                               17,323
                                                                                            ---------
            GUAM (0.2%)
    860     Government Waterworks Auth.                           5.00         7/01/2020          980
  1,000     Power Auth. (INS)                                     5.00        10/01/2019        1,152
  1,500     Power Auth.                                           5.00        10/01/2020        1,760
                                                                                            ---------
                                                                                                3,892
                                                                                            ---------

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            ILLINOIS (4.4%)
$20,000     Chicago (INS)                                         3.18%(c)     1/01/2018   $   18,641
  7,140     Finance Auth.                                         4.50         2/15/2016        7,326
  3,720     Finance Auth.                                         5.25         5/01/2016        3,869
  5,940     Finance Auth.                                         4.50         2/15/2017        6,229
  1,000     Finance Auth.                                         5.00         7/01/2018        1,091
  2,410     Finance Auth.                                         5.00         8/15/2018        2,701
 14,360     Finance Auth.                                         5.00         2/15/2019       15,553
  1,000     Finance Auth.                                         5.00         7/01/2019        1,110
  1,420     Finance Auth.                                         5.00         7/01/2020        1,595
    425     Housing Dev. Auth.                                    4.20         7/01/2015          428
    230     Housing Dev. Auth.                                    4.30         1/01/2016          235
    140     Housing Dev. Auth.                                    4.35         1/01/2016          143
  5,000     Railsplitter Tobacco Settlement Auth.                 5.00         6/01/2016        5,256
  6,500     Railsplitter Tobacco Settlement Auth.                 5.00         6/01/2018        7,226
  4,160     Railsplitter Tobacco Settlement Auth.                 5.25         6/01/2020        4,835
  1,090     Railsplitter Tobacco Settlement Auth.                 5.25         6/01/2021        1,288
  3,000     State (INS)                                           5.00         1/01/2016        3,099
  5,000     State                                                 4.50         6/15/2016        5,250
                                                                                            ---------
                                                                                               85,875
                                                                                            ---------
            INDIANA (3.0%)
 10,000     Finance Auth.                                         4.90         1/01/2016       10,335
 10,000     Finance Auth.                                         2.20         2/01/2016       10,048
  5,000     Finance Auth.                                         2.95        10/01/2022        5,203
 20,000     Jasper County (INS) (d)                               5.60        11/01/2016       21,340
 10,000     Whiting Environmental Facilities                      5.00         7/01/2017       10,890
                                                                                            ---------
                                                                                               57,816
                                                                                            ---------
            LOUISIANA (0.6%)
  1,500     Office Facilities Corp.                               5.00         3/01/2016        1,563
  3,455     Public Facilities Auth.                               2.88        11/01/2015        3,504
  5,000     Tobacco Settlement Financing Corp.                    5.00         5/15/2022        5,862
                                                                                            ---------
                                                                                               10,929
                                                                                            ---------
            MASSACHUSETTS (0.3%)
    630     Dev. Finance Agency                                   5.00         1/01/2016          649
    835     Dev. Finance Agency                                   5.00         1/01/2017          890
  1,065     Dev. Finance Agency                                   5.00         1/01/2018        1,163
  1,395     Dev. Finance Agency                                   5.00         1/01/2019        1,558
  2,015     Health and Educational Facilities Auth.               5.00         7/01/2016        2,101
                                                                                            ---------
                                                                                                6,361
                                                                                            ---------

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22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            MICHIGAN (0.3%)
$ 2,165     Grand Traverse County Hospital Finance Auth.          5.00%        7/01/2018    $   2,422
  2,625     Grand Traverse County Hospital Finance Auth.          5.00         7/01/2019        3,005
  1,000     Hospital Finance Auth.                                5.00        11/15/2015        1,024
                                                                                            ---------
                                                                                                6,451
                                                                                            ---------
            MINNESOTA (0.1%)
    565     Agricultural and Economic Dev. Board (INS)            5.00         2/15/2016          587
  1,000     Higher Education Facilities Auth.                     4.00         4/01/2015        1,000
    250     St. Paul Housing and Redevelopment Auth.              5.00         5/15/2015          251
    300     St. Paul Housing and Redevelopment Auth.              5.00         5/15/2016          313
    325     St. Paul Housing and Redevelopment Auth.              5.25         5/15/2017          349
                                                                                            ---------
                                                                                                2,500
                                                                                            ---------
            MISSISSIPPI (0.8%)
  1,000     Hospital Equipment and Facilities Auth.               5.00         8/15/2015        1,016
  2,000     Hospital Equipment and Facilities Auth.               5.00         8/15/2016        2,111
 10,000     Hospital Equipment and Facilities Auth.               5.00         9/01/2024       11,622
                                                                                            ---------
                                                                                               14,749
                                                                                            ---------
            MISSOURI (0.5%)
  1,000     Cape Girardeau County IDA                             5.00         6/01/2017          999
  2,475     Riverside IDA (INS)                                   4.50         5/01/2016        2,532
  5,000     Sikeston (INS)                                        5.00         6/01/2020        5,747
                                                                                            ---------
                                                                                                9,278
                                                                                            ---------
            NEW JERSEY (7.9%)
  6,000     Asbury Park                                           1.25         6/19/2015        6,004
  2,100     Barnegat Township                                     1.00        12/17/2015        2,108
  5,324     Belleville Township                                   1.00         5/29/2015        5,327
  1,124     Brigantine                                            1.25        12/09/2015        1,130
  1,998     Brigantine                                            1.25        12/09/2015        2,007
  1,000     Casino Reinvestment Dev. Auth. (INS)                  5.00        11/01/2024        1,166
  3,521     East Rutherford                                       1.50         3/18/2016        3,540
 10,000     EDA                                                   5.25         9/01/2019       11,186
  5,000     EDA                                                   5.00         6/15/2020        5,716
  7,000     EDA                                                   5.00         6/15/2021        8,053
 10,815     Educational Facilities Auth.                          5.00         6/15/2022       12,348
  5,055     Health Care Facilities Financing Auth.                4.00        11/15/2016        5,333
  2,000     Health Care Facilities Financing Auth.                5.00         7/01/2018        2,250
  2,000     Health Care Facilities Financing Auth.                5.00         7/01/2019        2,306
  2,000     Health Care Facilities Financing Auth.                5.00         7/01/2020        2,352
 15,000     Kearny Board of Education                             1.38        10/09/2015       15,030
  2,250     Margate City                                          1.25        12/17/2015        2,261
  7,000     Newark                                                1.75         6/24/2015        7,013
  2,500     Newark                                                1.75        12/08/2015        2,516

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$12,151     North Plainfield                                      1.00%        6/08/2015    $  12,159
  1,412     Seaside Heights                                       1.25        12/17/2015        1,419
  3,060     Seaside Park                                          1.50         6/10/2015        3,066
  3,634     Seaside Park                                          1.50        12/09/2015        3,656
 15,000     Transportation Trust Fund Auth. (PRE)(d)              5.25        12/15/2017       15,537
  5,000     Transportation Trust Fund Auth. (INS)                 5.25        12/15/2020        5,813
  3,160     Transportation Trust Fund Auth.                       5.50        12/15/2020        3,703
  8,048     Wall Township                                         1.00         7/02/2015        8,056
  1,993     West Deptford Township                                1.25         4/17/2015        1,994
                                                                                            ---------
                                                                                              153,049
                                                                                            ---------
            NEW MEXICO (0.0%)
    460     Sandoval County (ETM)                                 4.00         6/01/2015          463
                                                                                            ---------
            NEW YORK (12.6%)
  4,480     Albany IDA (ETM)                                      5.00        11/15/2015        4,614
  9,218     Amsterdam                                             2.38         8/06/2015        9,229
  4,095     Dormitory Auth. (ETM)                                 5.00         7/01/2015        4,145
  3,145     Dormitory Auth.                                       5.00         7/01/2015        3,183
  2,000     Dormitory Auth.                                       4.00         8/15/2015        2,028
    720     Dormitory Auth. (ETM)                                 4.00         2/15/2016          740
  3,295     Dormitory Auth. (ETM)                                 5.00         7/01/2016        3,490
  2,000     Dormitory Auth.                                       5.00         7/01/2016        2,093
  2,410     East Bloomfield Fire District                         1.50         8/12/2015        2,415
  2,000     Environmental Facilities Corp.                        2.75         7/01/2017        2,104
  2,596     Fishkill                                              1.50         7/15/2015        2,599
  4,674     Glen Cove                                             1.50         4/10/2015        4,674
  6,782     Glen Cove                                             1.50         9/30/2015        6,800
  3,517     Glen Cove                                             1.25         1/07/2016        3,522
  6,752     Glen Cove(a)                                          1.25         4/08/2016        6,767
  2,075     Long Beach                                            1.50         9/18/2015        2,076
  1,735     Long Beach                                            1.50         9/18/2015        1,739
  5,170     Monroe County                                         5.00         6/01/2020        5,932
  8,000     Nassau Health Care Corp.                              2.25         1/15/2016        8,067
 20,000     New York City(d)                                      5.00         8/01/2016       21,257
  3,868     Oakfield                                              1.25         3/24/2016        3,886
 15,000     Oyster Bay                                            1.50         2/05/2016       15,105
  5,511     Poughkeepsie City                                     1.50         7/14/2015        5,515
 10,000     Rockland County                                       1.25         8/12/2015       10,012
    500     Rockland County                                       4.00        12/15/2015          511
  5,000     Rockland County                                       2.00         3/16/2016        5,066
  1,612     Rockland County(a)                                    2.00         4/07/2016        1,634
  1,345     Rockland County                                       3.50        10/01/2016        1,384
    550     Rockland County                                       5.00        12/15/2016          581

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24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$ 1,410     Rockland County                                       3.50%       10/01/2017    $   1,459
    550     Rockland County                                       5.00        12/15/2017          591
  1,475     Rockland County                                       3.50        10/01/2018        1,538
    550     Rockland County                                       5.00        12/15/2018          603
  1,520     Rockland County                                       3.50        10/01/2019        1,596
  1,575     Rockland County                                       3.50        10/01/2020        1,645
  2,500     Rockland County (INS)                                 5.00         3/01/2023        2,974
  1,600     Rockland County (INS)                                 5.00         3/01/2024        1,915
  1,550     Suffern                                               2.50         7/15/2015        1,556
  2,500     Suffolk County EDC                                    5.00         7/01/2019        2,864
  2,640     Suffolk County EDC                                    5.00         7/01/2020        3,078
  2,500     Tobacco Settlement Financing Corp.                    5.00         6/01/2020        2,520
  4,100     Utica                                                 1.25         2/24/2016        4,116
 34,265     Utica School District(d)                              1.00         7/23/2015       34,305
 15,000     Utica School District                                 1.00         7/23/2015       15,013
  2,100     Utica School District                                 1.25        12/11/2015        2,107
  3,000     Westchester County Health Care Corp.                  5.00        11/01/2015        3,080
 10,000     Wyandanch Union Free School District                  1.25         6/26/2015       10,007
  3,930     Yonkers                                               5.00        10/01/2017        4,320
  7,310     Yonkers                                               5.00        10/01/2018        8,223
                                                                                            ---------
                                                                                              244,678
                                                                                            ---------
            NORTH CAROLINA (0.4%)
  2,000     Eastern Municipal Power Agency                        5.00         1/01/2016        2,071
  2,100     Medical Care Commission                               4.38         7/01/2017        2,202
  3,855     Medical Care Commission                               5.00         7/01/2018        4,309
                                                                                            ---------
                                                                                                8,582
                                                                                            ---------
            OHIO (1.0%)
  4,515     American Municipal Power, Inc.                        5.00         2/15/2017        4,872
  4,500     Buckeye Tobacco Settlement Financing Auth.            5.00         6/01/2015        4,530
  1,530     Hancock County                                        4.00        12/01/2016        1,599
  1,875     Hancock County                                        4.25        12/01/2017        2,004
  1,000     Higher Educational Facility                           5.00         5/01/2021        1,167
    500     Higher Educational Facility                           5.00         5/01/2022          586
    550     Higher Educational Facility                           5.00         5/01/2023          650
  1,000     Higher Educational Facility                           5.00         5/01/2024        1,189
  1,150     Southeastern Ohio Port Auth.                          5.00        12/01/2021        1,253
  1,000     Southeastern Ohio Port Auth.                          5.00        12/01/2025        1,070
                                                                                            ---------
                                                                                               18,920
                                                                                            ---------
            OKLAHOMA (0.0%)
    300     Cherokee Nation (INS)(b)                              4.30        12/01/2016          311
                                                                                            ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            PENNSYLVANIA (3.5%)
$12,250     Allegheny County Hospital Dev. Auth.                  5.00%        5/15/2016    $  12,881
  1,000     Bethlehem Auth. (INS)                                 5.00        11/15/2020        1,157
  1,000     Chester County IDA                                    3.75        10/01/2024        1,018
  7,975     Coatesville School District                           3.46(c)      8/15/2018        7,305
  1,165     Coatesville School District                           3.86(c)      8/15/2019        1,034
  5,305     Coatesville School District                           4.13(c)      8/15/2020        4,540
  1,980     Cumberland County Municipal Auth.                     3.25        12/01/2022        1,995
  3,740     Higher Educational Facilities Auth.                   5.00         5/15/2016        3,930
    600     Higher Educational Facilities Auth.                   5.00         7/15/2020          687
  1,090     Higher Educational Facilities Auth.                   5.00         7/15/2021        1,262
  1,500     Montgomery County IDA                                 5.00        11/15/2016        1,587
  2,000     Montgomery County IDA                                 5.00        11/15/2017        2,107
  1,065     Neumann Univ.                                         4.00        10/01/2015        1,079
  1,110     Neumann Univ.                                         4.00        10/01/2016        1,146
  1,155     Neumann Univ.                                         5.00        10/01/2017        1,230
  1,195     Neumann Univ.                                         5.00        10/01/2018        1,288
  5,000     School District of Philadelphia (NBGA)(a)             5.00         9/01/2021        5,810
  5,500     School District of Philadelphia (NBGA)(a)             5.00         9/01/2022        6,428
  5,175     St. Mary Hospital Auth.                               4.00        11/15/2016        5,462
  5,170     St. Mary Hospital Auth.                               4.00        11/15/2016        5,457
                                                                                            ---------
                                                                                               67,403
                                                                                            ---------
            PUERTO RICO (0.9%)
 14,000     Government Dev. Bank (INS)                            4.75        12/01/2015       14,022
  2,000     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    5.00         4/01/2017        2,015
  1,000     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    5.00         4/01/2019          998
    700     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    4.00         4/01/2020          663
                                                                                            ---------
                                                                                               17,698
                                                                                            ---------
            SOUTH CAROLINA (0.5%)
  1,485     Association of Governmental Organizations
             Educational Facilities Corp. (INS)                   4.00        12/01/2016        1,553
  7,715     Piedmont Municipal Power Agency                       5.00         1/01/2016        7,984
                                                                                            ---------
                                                                                                9,537
                                                                                            ---------
            TEXAS (2.5%)
  5,170     Brazos River Auth.                                    4.90        10/01/2015        5,279
  3,000     Dallas Fort Worth International Airport               5.00        11/01/2016        3,215
    700     Decatur Hospital Auth.                                5.00         9/01/2021          797
    780     Decatur Hospital Auth.                                5.00         9/01/2024          878

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26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$ 1,335     Gregg County Health Facilities Dev. Corp.             5.00%       10/01/2015    $   1,347
  2,105     Gregg County Health Facilities Dev. Corp.             5.00        10/01/2016        2,148
  4,500     Harris County Cultural Education Facilities (ETM)     5.00         2/15/2016        4,688
    480     Harris County Municipal Utility District (INS)(a)     3.00         3/01/2020          513
    565     Harris County Municipal Utility District (INS)(a)     3.00         3/01/2021          603
    650     Harris County Municipal Utility District (INS)(a)     3.00         3/01/2022          690
    520     Harris County Municipal Utility District (INS)(a)     3.00         3/01/2023          547
  3,000     Karnes County Hospital District                       5.00         2/01/2024        3,346
    390     Midlothian Dev. Auth. (INS)                           5.00        11/15/2015          396
  7,175     Red River Auth.                                       4.45         6/01/2020        7,909
  1,000     San Leanna Education Facilities Corp.                 5.00         6/01/2015        1,008
  1,585     San Leanna Education Facilities Corp.                 5.00         6/01/2017        1,714
  1,470     Tarrant County Cultural Education Facilities
             Finance Corp.                                        5.00         5/15/2015        1,475
  1,250     Tarrant County Cultural Education Facilities
             Finance Corp.                                        5.75        11/15/2015        1,286
  1,000     Tarrant County Cultural Education Facilities
             Finance Corp.                                        5.00        11/15/2017        1,071
  3,360     Tyler Health Facilities Dev. Corp.                    5.00        11/01/2015        3,442
  6,155     Tyler Health Facilities Dev. Corp.                    5.25        11/01/2016        6,556
                                                                                            ---------
                                                                                               48,908
                                                                                            ---------
            U.S. VIRGIN ISLANDS (0.3%)
  2,250     Water and Power Auth.                                 4.75         7/01/2015        2,259
  2,700     Water and Power Auth.                                 4.75         7/01/2016        2,784
                                                                                            ---------
                                                                                                5,043
                                                                                            ---------
            VIRGINIA (0.5%)
  3,200     Housing Dev. Auth.                                    3.05         3/01/2018        3,376
  3,200     Housing Dev. Auth.                                    3.05         9/01/2018        3,393
  3,506     Marquis Community Dev. Auth., acquired
             3/01/2012; cost $2,736(e),(f)                        5.10         9/01/2036        3,105
  5,111     Marquis Community Dev. Auth., acquired
             3/01/2012; cost $444(e),(f)                          5.63(c)      9/01/2041          702
                                                                                            ---------
                                                                                               10,576
                                                                                            ---------
            WEST VIRGINIA (0.5%)
 10,000     EDA                                                   3.25         5/01/2019       10,502
                                                                                            ---------
            WISCONSIN (0.1%)
  1,200     Health and Educational Facilities Auth.               5.00         8/15/2021        1,399
                                                                                            ---------
            Total Fixed-Rate Instruments (cost: $957,260)                                     986,031
                                                                                            ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            PUT BONDS (29.7%)

            ARIZONA (3.2%)
$16,000     Health Facilities Auth.                               1.87%(g)     2/01/2048    $  16,450
 25,000     Health Facilities Auth.                               1.87(g)      2/01/2048       25,587
 20,400     Maricopa County Pollution Control Corp.               4.00         6/01/2043       20,494
                                                                                            ---------
                                                                                               62,531
                                                                                            ---------
            ARKANSAS (1.1%)
 22,000     Dev. Finance Auth.(d)                                 1.12(g)      9/01/2044       22,013
                                                                                            ---------
            CALIFORNIA (3.1%)
  5,000     Bay Area Toll Auth.                                   0.97(g)      4/01/2045        5,060
 15,000     Bay Area Toll Auth.                                   0.72(g)      4/01/2047       15,262
  4,000     Contra Costa Transportation Auth.                     0.49(g)      3/01/2034        4,001
 15,000     Foothill-Eastern Transportation Corridor Agency       5.00         1/15/2053       16,734
  8,445     Hemet USD                                             0.67(g)     10/01/2036        8,445
  2,000     Pollution Control Financing Auth.(b)                  0.30         8/01/2024        2,000
  4,000     Twin Rivers USD (INS)                                 3.20         6/01/2027        4,004
  4,000     Twin Rivers USD (INS)                                 3.20         6/01/2035        4,004
                                                                                            ---------
                                                                                               59,510
                                                                                            ---------
            COLORADO (1.2%)
 10,500     E-470 Public Highway Auth.                            1.20(g)      9/01/2039       10,508
  3,000     E-470 Public Highway Auth.                            1.77(g)      9/01/2039        3,018
 10,500     Health Facilities Auth.                               4.00        10/01/2040       10,742
                                                                                            ---------
                                                                                               24,268
                                                                                            ---------
            FLORIDA (0.7%)
  5,000     Miami-Dade County IDA                                 4.00        10/01/2018        5,000
  6,000     Miami-Dade County School Board                        5.00         5/01/2032        6,285
  2,500     Palm Beach County School Board                        5.00         8/01/2032        2,648
                                                                                            ---------
                                                                                               13,933
                                                                                            ---------
            GEORGIA (0.8%)
 10,000     Appling County Dev. Auth                              2.40         1/01/2038       10,049
  5,000     Monroe County Dev. Auth.                              2.00         9/01/2037        5,073
                                                                                            ---------
                                                                                               15,122
                                                                                            ---------
            ILLINOIS (0.9%)
 15,000     Chicago Board of Education                            0.85(g)      3/01/2036       13,706
  1,250     Educational Facilities Auth.                          4.13         3/01/2030        1,288
  2,500     Educational Facilities Auth.                          3.40        11/01/2036        2,591
                                                                                            ---------
                                                                                               17,585
                                                                                            ---------
            INDIANA (0.3%)
  5,000     Finance Auth.                                         0.30         5/01/2028        5,000
                                                                                            ---------

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            KENTUCKY (0.3%)
$ 5,000     Economic Dev. Finance Auth.                           0.30%        4/01/2031    $   5,000
                                                                                            ---------
            LOUISIANA (0.2%)
  4,000     St. Charles Parish                                    4.00        12/01/2040        4,377
                                                                                            ---------
            MASSACHUSETTS (1.0%)
  8,000     Dev. Finance Agency                                   0.60(g)     10/01/2040        8,040
 12,000     Dev. Finance Agency                                   0.50(g)      7/01/2050       11,989
                                                                                            ---------
                                                                                               20,029
                                                                                            ---------
            MISSISSIPPI (0.4%)
  7,000     Hospital Equipment and Facilities Auth.(a)            1.32(g)      8/15/2036        7,002
                                                                                            ---------
            NEW JERSEY (1.8%)
  5,000     EDA (PRE)                                             5.00         9/01/2029        5,100
 20,000     Transportation Trust Fund Auth.                       1.22(g)      6/15/2034       20,009
 10,000     Turnpike Auth.                                        0.70(g)      1/01/2024       10,065
                                                                                            ---------
                                                                                               35,174
                                                                                            ---------
            NEW MEXICO (1.5%)
  5,000     Farmington(a)                                         1.88         4/01/2029        4,995
  5,000     Farmington(a)                                         1.88         4/01/2029        4,995
  7,000     Farmington(a)                                         1.88         4/01/2029        6,992
 11,600     Farmington                                            2.88         4/01/2029       11,600
                                                                                            ---------
                                                                                               28,582
                                                                                            ---------
            NEW YORK (1.7%)
  9,830     MTA                                                   0.96(g)     11/01/2030        9,900
 12,000     MTA                                                   0.60(g)     11/01/2031       12,000
 12,000     New York City                                         0.60(g)      8/01/2027       11,967
                                                                                            ---------
                                                                                               33,867
                                                                                            ---------
            NORTH CAROLINA (0.5%)
 10,000     Capital Facilities Finance Agency                     0.30         7/01/2034       10,000
                                                                                            ---------
            OHIO (1.8%)
  9,000     Air Quality Dev. Auth.                                2.25         8/01/2029        9,104
  5,500     State                                                 0.30        11/01/2035        5,500
 10,000     Water Dev. Auth.                                      4.00         6/01/2033       10,662
  9,405     Water Dev. Auth.                                      3.38         7/01/2033        9,458
                                                                                            ---------
                                                                                               34,724
                                                                                            ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON        FINAL            VALUE
(000)       SECURITY                                              RATE        MATURITY          (000)
-----------------------------------------------------------------------------------------------------
            PENNSYLVANIA (4.3%)
$10,000     Beaver County IDA                                     4.75%        8/01/2020    $  10,783
  7,000     Beaver County IDA                                     2.20         1/01/2035        7,102
  5,100     Beaver County IDA                                     2.70         4/01/2035        5,157
  7,575     Berks County Municipal Auth.                          1.52(g)     11/01/2039        7,763
  2,000     Economic Dev. Financing Auth.                         1.75        12/01/2033        2,018
 17,500     Economic Dev. Financing Auth.                         3.00        12/01/2038       17,643
  3,000     Economic Dev. Financing Auth.                         3.00        12/01/2038        3,025
  2,000     Economic Dev. Financing Auth.                         3.38        12/01/2040        2,008
  7,000     Geisinger Auth.                                       1.19(g)      6/01/2028        7,040
  7,000     Northampton County General Purpose Auth.              1.42(g)      8/15/2043        7,069
 15,015     Scranton School District                              1.12(g)      4/01/2031       15,038
                                                                                            ---------
                                                                                               84,646
                                                                                            ---------
            TEXAS (3.4%)
  2,600     Gregg County Health Facilities Dev. Corp.(b)          4.02(g)     10/01/2029        2,642
 10,000     Harris County Cultural Education Facilities
             Finance Corp.                                        1.07(g)     11/15/2045       10,012
 17,500     Mission EDC                                           0.30         1/01/2020       17,500
  4,000     North Texas Tollway Auth.                             0.69(g)      1/01/2038        3,983
 12,000     North Texas Tollway Auth. (PRE)                       5.75         1/01/2038       12,491
  4,000     North Texas Tollway Auth.                             0.82(g)      1/01/2050        4,008
 10,000     Northside ISD (NBGA)                                  2.13         8/01/2040       10,016
  5,000     San Antonio                                           0.70(g)      5/01/2043        5,020
                                                                                            ---------
                                                                                               65,672
                                                                                            ---------
            WEST VIRGINIA (0.7%)
  5,500     EDA                                                   1.90         3/01/2040        5,500
  5,000     EDA                                                   3.13         3/01/2043        5,000
  3,000     Mason County                                          1.63        10/01/2022        3,012
                                                                                            ---------
                                                                                               13,512
                                                                                            ---------
            WISCONSIN (0.8%)
 14,350     Health and Educational Facilities Auth.               5.13         8/15/2027       15,245
                                                                                            ---------
            Total Put Bonds (cost: $571,114)                                                  577,792
                                                                                            ---------

            ADJUSTABLE-RATE NOTES (1.8%)

            NEW JERSEY (0.5%)
 11,000     EDA                                                   0.75         2/01/2017       11,014
                                                                                            ---------
            NEW YORK (0.1%)
  2,000     New York City                                         0.57         8/01/2025        1,998
                                                                                            ---------

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE        MATURITY          (000)
-----------------------------------------------------------------------------------------------------
            PENNSYLVANIA (1.0%)
$ 6,000     Turnpike Commission                                   1.17%       12/01/2019    $   6,103
  6,000     Turnpike Commission                                   1.29        12/01/2020        6,134
  6,500     Turnpike Commission                                   1.00        12/01/2021        6,564
                                                                                            ---------
                                                                                               18,801
                                                                                            ---------
            TEXAS (0.2%)
  1,750     Harris County Cultural Education Facilities
             Finance Corp.                                        0.62         6/01/2018        1,751
  2,250     Harris County Cultural Education Facilities
             Finance Corp.                                        0.72         6/01/2019        2,251
                                                                                            ---------
                                                                                                4,002
                                                                                            ---------
            Total Adjustable-Rate Notes (cost: $35,500)                                        35,815
                                                                                            ---------

            VARIABLE-RATE DEMAND NOTES (22.2%)

            ARIZONA (0.5%)
 10,400     Verrado Western Overlay Community Facilities
              District (LOC - Compass Bank)                       0.40         7/01/2029       10,400
                                                                                            ---------
            CALIFORNIA (5.4%)
 15,850     Golden State Tobacco Securitization Corp.
               (INS) (LIQ)(b)                                     0.42         6/01/2045       15,850
  2,525     Infrastructure and Economic Dev. Bank
              (LOC - California Bank & Trust)                     0.30        10/01/2028        2,525
  9,370     Inglewood USD (LIQ) (LOC - Dexia Credit Local)(b)     0.25        10/15/2023        9,370
 17,825     State (LIQ) (LOC - Dexia Credit Local)(b)             0.20         8/01/2027       17,825
 11,690     State (LIQ) (LOC - Dexia Credit Local)(b)             0.20         8/01/2027       11,690
  1,300     Statewide Communities Dev. Auth. (LIQ)
              (LOC - Citibank, N.A.)(b)                           0.52        12/14/2016        1,300
 34,510     Statewide Communities Dev. Auth. (LIQ)
              (LOC - Citibank, N.A.)(b)                           0.52         9/06/2035       34,510
 11,445     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                 1.04         5/01/2040       11,445
                                                                                            ---------
                                                                                              104,515
                                                                                            ---------
            COLORADO (0.4%)
  8,820     Arista Metropolitan District (LOC - Compass Bank)     0.40        12/01/2030        8,820
                                                                                            ---------
            CONNECTICUT (0.8%)
 10,000     State(h)                                              0.25         1/01/2017       10,000
  5,000     State(h)                                              0.28         1/01/2018        5,000
                                                                                            ---------
                                                                                               15,000
                                                                                            ---------
            FLORIDA (0.5%)
 10,000     Miami-Dade County School Board (INS) (LIQ)(b)         0.22         5/01/2016       10,000
                                                                                            ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON         FINAL           VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            IDAHO (0.7%)
$13,110     Housing and Finance Association(h)                    0.27%        1/01/2038    $  13,110

            ILLINOIS (0.8%)
 15,000     Board of Education (LIQ)
              (LOC - Deutsche Bank A.G.)(a),(b)                   0.32        12/01/2039       15,000

            KENTUCKY (0.5%)
 10,000     Economic Dev. Finance Auth. (INS) (LIQ)(b)            0.22         6/01/2016       10,000

            LOUISIANA (1.1%)
  6,400     St. James Parish                                      0.18        11/01/2040        6,400
 14,900     St. James Parish                                      0.20        11/01/2040       14,900
                                                                                            ---------
                                                                                               21,300
                                                                                            ---------
            MICHIGAN (0.2%)
  5,080     Detroit School District (LIQ)
             (LOC - Dexia Credit Local)(b)                        0.45         5/01/2025        5,080
                                                                                            ---------
            NEW JERSEY (4.1%)
 27,640     EDA (LIQ) (LOC - Dexia Credit Local)(b)               0.20         9/01/2022       27,640
 10,450     EDA (LIQ) (LOC - Dexia Credit Local)(b)               0.20         9/01/2025       10,450
  2,350     EDA (LOC - Valley National Bank)                      0.32         3/01/2031        2,350
  9,105     EDA (LOC - Valley National Bank)                      0.32        11/01/2040        9,105
 12,005     EDA (LOC - Valley National Bank)                      0.32        11/01/2040       12,005
 19,140     Educational Facilities Auth.
             (LOC - RBS Citizens, N.A.)                           0.25         7/01/2036       19,140
                                                                                            ---------
                                                                                               80,690
                                                                                            ---------
            NEW YORK (0.6%)
  5,285     East Rochester Housing Auth.
             (LOC - RBS Citizens, N.A.)                           0.19        12/01/2036        5,285
  5,795     Monroe County IDA (LOC - RBS Citizens, N.A.)          0.19         7/01/2027        5,795
                                                                                            ---------
                                                                                               11,080
                                                                                            ---------
            OHIO (0.3%)
  5,500     State(h)                                              0.35         1/15/2045        5,500
                                                                                            ---------
            PENNSYLVANIA (2.8%)
 25,350     Delaware Valley Regional Finance Auth.
             (LOC - Bayerische Landesbank)                        0.20         6/01/2042       25,350
 28,715     Luzerne County (INS) (LIQ)                            0.65        11/15/2026       28,715
                                                                                            ---------
                                                                                               54,065
                                                                                            ---------
            RHODE ISLAND (0.6%)
  6,010     EDC (LOC - RBS Citizens, N.A.)                        0.32        10/01/2034        6,010
  6,710     Health and Educational Building Corp.
             (LOC - RBS Citizens, N.A.)                           0.27        12/01/2036        6,710
                                                                                            ---------
                                                                                               12,720
                                                                                            ---------

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON          FINAL          VALUE
(000)       SECURITY                                              RATE         MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            TEXAS (2.1%)
$ 8,600     Port of Port Arthur Navigation District               0.19%       12/01/2039   $    8,600
 16,200     Port of Port Arthur Navigation District               0.19        12/01/2039       16,200
  3,935     Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                0.26         6/01/2031        3,935
 11,765     Weslaco Health Facilities Dev. Corp.
             (LOC - Compass Bank)                                 0.26         6/01/2038       11,765
                                                                                           ----------
                                                                                               40,500
                                                                                           ----------
            WYOMING (0.8%)
 15,000     Gillette                                              0.22         1/01/2018       15,000
                                                                                           ----------
            Total Variable-Rate Demand Notes (cost: $432,780)                                 432,780
                                                                                           ----------
            TOTAL INVESTMENTS (COST: $1,966,654)                                           $2,032,418
                                                                                           ==========

-----------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                   QUOTED PRICES IN   OTHER SIGNIFICANT     SIGNIFICANT
                                     ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS          INPUTS         TOTAL
-----------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-          $  986,031              $-    $  986,031
Put Bonds                                         -             577,792               -       577,792
Adjustable-Rate Notes                             -              35,815               -        35,815
Variable-Rate Demand Notes                        -             432,780               -       432,780
-----------------------------------------------------------------------------------------------------
Total                                            $-          $2,032,418              $-    $2,032,418
-----------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) At March 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $64,448,000, which included when-issued securities of $49,448,000.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (d) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2015, was $3,807,000, which represented 0.2% of the Fund's net assets.

   (f) Restricted security that is not registered under the Securities Act of 1933.

   (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2015.

   (h) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,996,654)                       $2,032,418
   Cash                                                                                          67
   Receivables:
       Capital shares sold                                                                      499
       USAA Asset Management Company (Note 6C)                                                    7
       USAA Transfer Agency Company (Note 6D)                                                     5
       Interest                                                                              13,503
                                                                                         ----------
           Total assets                                                                   2,046,499
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  79,874
       Capital shares redeemed                                                               19,177
       Dividends on capital shares                                                              320
   Accrued management fees                                                                      559
   Accrued transfer agent's fees                                                                 31
   Other accrued expenses and payables                                                           85
                                                                                         ----------
           Total liabilities                                                                100,046
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,946,453
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $1,927,632
   Overdistribution of net investment income                                                    (53)
   Accumulated net realized loss on investments                                             (16,890)
   Net unrealized appreciation of investments                                                35,764
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,946,453
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,929,648/180,756
           shares outstanding)                                                           $    10.68
                                                                                         ==========
       Adviser Shares (net assets of $16,805/1,575 shares outstanding)                   $    10.67
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $42,808
                                                                                            -------
EXPENSES
   Management fees                                                                            6,704
   Administration and servicing fees:
       Fund Shares                                                                            3,016
       Adviser Shares                                                                            17
   Transfer agent's fees:
       Fund Shares                                                                              855
       Adviser Shares                                                                             3
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                            29
   Custody and accounting fees:
       Fund Shares                                                                              261
       Adviser Shares                                                                             1
   Postage:
       Fund Shares                                                                               40
   Shareholder reporting fees:
       Fund Shares                                                                               33
   Trustees' fees                                                                                24
   Registration fees:
       Fund Shares                                                                               70
       Adviser Shares                                                                            25
   Professional fees                                                                            122
   Other                                                                                         33
                                                                                            -------
           Total expenses                                                                    11,233
   Expenses reimbursed:
       Adviser Shares                                                                           (21)
                                                                                            -------
           Net expenses                                                                      11,212
                                                                                            -------
NET INVESTMENT INCOME                                                                        31,596
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain                                                                             174
  Change in net unrealized appreciation/depreciation                                         (7,516)
                                                                                            -------
          Net realized and unrealized loss                                                   (7,342)
                                                                                            -------
  Increase in net assets resulting from operations                                          $24,254
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                          2015                 2014
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   31,596           $   38,738
   Net realized gain (loss) on investments                                 174                 (184)
   Change in net unrealized appreciation/depreciation of
       investments                                                      (7,516)             (24,871)
                                                                    -------------------------------
   Increase in net assets resulting from operations                     24,254               13,683
                                                                    -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                     (31,345)             (38,455)
       Adviser Shares                                                     (150)                (148)
                                                                    -------------------------------
           Distributions to shareholders                               (31,495)             (38,603)
                                                                    -------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                         (94,549)            (129,535)
   Adviser Shares                                                        5,669                4,679
                                                                    -------------------------------
       Total net decrease in net assets
           from capital share transactions                             (88,880)            (124,856)
                                                                    -------------------------------
   Capital contribution from
       USAA Transfer Agency Company (Note 6D)                                5                    -
                                                                    -------------------------------
   Net decrease in net assets                                          (96,116)            (149,776)

NET ASSETS
   Beginning of year                                                 2,042,569            2,192,345
                                                                    -------------------------------
   End of year                                                      $1,946,453           $2,042,569
                                                                    ===============================
Overdistribution of net investment income:
   End of year                                                      $      (53)          $     (101)
                                                                    ===============================

See accompanying notes to financial statements

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Short-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

          Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $64,374,000, of which $49,369,000 were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $10,000, which represents 2.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for expiring capital loss carryforwards and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income by $53,000, decrease accumulated net realized loss on investments by $2,379,000, and decrease in paid in capital by $2,326,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                 2015                   2014
                                             -----------------------------------
Tax-exempt income                            $31,495,000             $38,603,000

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $    266,000
Accumulated capital and other losses                                 (16,890,000)
Unrealized appreciation of investments                                35,764,000

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2015, the Fund utilized post-enactment capital loss carryforwards of $228,000, to offset capital gains. At March 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2016, as shown below. As of March 31, 2014, the Fund had pre-enactment capital loss carryforwards of $2,422,000, of which $2,326,000 expired in the year ended March 31, 2015. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                           CAPITAL LOSS CARRYFORWARDS
-------------------------------------------------------------------------
   EXPIRES                     SHORT-TERM                      LONG-TERM
-------------                 ------------                    -----------
     2016                       $96,000                       $         -

No Expiration                         -                        16,794,000
-------------                   -------                       -----------
    Total                       $96,000                       $16,794,000
                                =======                       ===========

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $444,439,000 and $386,144,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $1,996,654,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $37,408,000 and $1,644,000, respectively, resulting in net unrealized appreciation of $35,764,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                       YEAR ENDED
                                     MARCH 31, 2015                   MARCH 31, 2014
-----------------------------------------------------------------------------------------
                                  SHARES           AMOUNT          SHARES         AMOUNT
                                 --------------------------------------------------------
FUND SHARES:
Shares sold                       46,071         $ 493,465         64,638       $ 694,773
Shares issued from reinvested
  dividends                        2,528            27,067          3,052          32,775
Shares redeemed                  (57,445)         (615,081)       (79,786)       (857,083)
                                 --------------------------------------------------------
Net decrease from capital
  share transactions              (8,846)        $ (94,549)       (12,096)      $(129,535)
                                 ========================================================
ADVISER SHARES:
Shares sold                        1,166         $  12,478            665       $   7,143
Shares issued from
  reinvested dividends                 5                53              5              56
Shares redeemed                     (640)           (6,862)          (235)         (2,520)
                                 --------------------------------------------------------
Net increase from
  capital share transactions         531         $   5,669            435       $   4,679
                                 ========================================================

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Short Municipal Debt Funds Index over the performance period. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Short Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months.

    The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                    ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------------
    +/- 20 to 50                                         +/- 4
    +/- 51 to 100                                        +/- 5
    +/- 101 and greater                                  +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $6,704,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,039,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,016,000 and $17,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $58,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    ended March 31, 2015, the Adviser Shares incurred reimbursable expenses of $21,000, of which $7,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $855,000 and $3,000, respectively. Additionally, the Fund recorded a receivable and a capital contribution from SAS of $5,000 at March 31, 2015, for adjustments related to corrections to shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $29,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

March 31, 2015, USAA and its affiliates owned 465,000 shares, which represent 29.5% of the Adviser Shares and 0.3% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED MARCH 31,
                              -----------------------------------------------------------------------
                                    2015           2014            2013           2012           2011
                              -----------------------------------------------------------------------
Net asset value at
  beginning of period         $    10.71     $    10.84      $    10.80     $    10.61     $    10.62
                              -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .17            .19             .22            .27            .29
  Net realized and
    unrealized gain (loss)          (.03)          (.13)            .04            .19           (.01)
                              -----------------------------------------------------------------------
Total from investment
    operations                       .14            .06             .26            .46            .28
                              -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.17)          (.19)           (.22)          (.27)          (.29)
                              -----------------------------------------------------------------------
Net asset value at
    end of period             $    10.68     $    10.71      $    10.84     $    10.80     $    10.61
                              =======================================================================
Total return (%)*                   1.29            .60            2.41           4.40           2.62
Net assets at
  end of period (000)         $1,929,648     $2,031,383      $2,185,741     $2,124,120     $1,860,300
Ratios to average
  net assets:**
  Expenses (%)(a)                    .55            .55             .55            .55            .54
  Net investment income (%)         1.56           1.81            2.02           2.54           2.69
Portfolio turnover (%)                30             14               3             16             10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $2,010,369,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                         PERIOD ENDED
                                                  YEAR ENDED MARCH 31,                     MARCH 31,
                              ------------------------------------------------------------------------
                                2015             2014           2013          2012            2011***
                              ------------------------------------------------------------------------
Net asset value at
  beginning of period         $ 10.71          $ 10.84         $10.80        $10.61           $10.71
                              ------------------------------------------------------------------------
Income from investment
 operations:
Net investment income             .14              .17            .19           .25              .17
Net realized and unrealized
  gain (loss)                    (.04)            (.13)           .04           .19             (.10)
                              ------------------------------------------------------------------------
Total from investment
 operations                       .10              .04            .23           .44              .07
                              ------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.14)            (.17)          (.19)         (.25)            (.17)
                              ------------------------------------------------------------------------
Net asset value at
  end of period               $ 10.67          $ 10.71         $10.84        $10.80           $10.61
                              ========================================================================
Total return (%)*                 .94              .35           2.16          4.14              .69
Net assets at
  end of period (000)         $16,805          $11,186         $6,604        $6,011           $4,940
Ratios to average
  net assets:**
  Expenses (%)(a)                 .80              .80            .80           .80              .80(b)
 Expenses, excluding
   reimbursements (%)(a)          .98              .94           1.17          1.30             1.53(b)
 Net investment income (%)       1.32             1.55           1.77          2.28             2.47(b)
Portfolio turnover (%)             30               14              3            16               10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $11,440,000. *** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                        BEGINNING            ENDING            DURING PERIOD*
                                      ACCOUNT VALUE       ACCOUNT VALUE       OCTOBER 1, 2014 -
                                      OCTOBER 1, 2014     MARCH 31, 2015       MARCH 31, 2015
                                      ---------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00          $1,004.60               $2.80

Hypothetical
 (5% return before expenses)              1,000.00           1,022.14                2.82

ADVISER SHARES
Actual                                    1,000.00           1,002.40                3.99

Hypothetical
 (5% return before expenses)              1,000.00           1,020.94                4.03

*Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.46% for Fund Shares and 0.24% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit Committee.
   (4) Member of Pricing and Investment Committee.
   (5) Member of Corporate Governance Committee.
   (6) The address for all non-interested trustees is that of the USAA
       Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40856-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 =================================================

       ANNUAL REPORT
       USAA TAX EXEMPT INTERMEDIATE-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2015

 =================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Distributions to Shareholders                                           16

    Report of Independent Registered

      Public Accounting Firm                                                17

    Portfolio of Investments                                                18

    Notes to Portfolio of Investments                                       42

    Financial Statements                                                    44

    Notes to Financial Statements                                           47

EXPENSE EXAMPLE                                                             61

TRUSTEES' AND OFFICERS' INFORMATION                                         63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204976-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

         [PHOTO OF REGINA G. SHAFER]             [PHOTO OF DIEDERIK OLIJSLAGER]

         REGINA G. SHAFER, CFA                   DIEDERIK OLIJSLAGER
         USAA Asset                              USAA Asset
         Management Company                      Management Company

--------------------------------------------------------------------------------


o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds recorded solid gains during the reporting period ended March 31, 2015, largely due to an imbalance between supply and demand. Until the fourth quarter of 2014, there were fewer new issuances of tax-exempt bonds than historically had been the case ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refinancing bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investors appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

    Another catalyst for municipal bonds was the performance of the U.S. Treasury market, which municipal bonds tend to follow over time.
    Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) U.S. Treasuries generally outperformed municipal bonds during the reporting period. However, tax-exempt bonds offered slightly higher yields than U.S. Treasuries. The yield on a 10-year AAA-rated municipal bond was 1.96% at the end of the reporting period, compared to the 1.92% yield on a 10-year U.S. Treasury security. Municipal bond credit

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    spreads narrowed as investors sought higher yields in riskier assets. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 5.14% and 4.81%, respectively, versus an average return of 4.24% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 4.84% for the Lipper Intermediate Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.30% and 3.07%, respectively, compared to the Lipper Intermediate Municipal Debt Funds Average of 2.24%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for the majority of its total returns.

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Due to the Fund's income orientation, the Fund is generally tilted toward bonds in the BBB and A-rated categories.

    To identify attractive opportunities for the Fund, our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

    During the reporting period, we continued to maintain a diversified portfolio primarily of investment-grade municipal bonds. Our credit analysts continuously monitored the Fund's portfolio's holdings. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    We appreciate your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)

--------------------------------------------------------------------------------
                                            3/31/15                 3/31/14
--------------------------------------------------------------------------------
Net Assets                                $3.9 Billion           $3.4 Billion
Net Asset Value Per Share                    $13.59                  $13.36

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.449                  $0.496
Dollar-Weighted Average
Portfolio Maturity(+)                       8.4 Years               8.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
   5.14%                            5.11%                            4.60%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/15             EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
               1.54%                                       0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, visit USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2015

--------------------------------------------------------------------------------
                   TOTAL RETURN    =    DIVIDEND RETURN    +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS               4.60%       =           4.22%       +        0.38%
5 YEARS                5.11%       =           3.94%       +        1.17%
1 YEAR                 5.14%       =           3.42%       +        1.72%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006-MARCH 31, 2015

[CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                TOTAL RETURN         DIVIDEND RETURN     CHANGE IN SHARE PRICE
3/31/06             3.69%                  4.21%                -0.52%
3/31/07             5.10%                  4.30%                 0.80%
3/31/08             0.44%                  4.28%                -3.84%
3/31/09            -1.22%                  4.67%                -5.89%
3/31/10            13.07%                  5.01%                 8.06%
3/31/11             2.29%                  4.34%                -2.05%
3/31/12            11.25%                  4.47%                 6.78%
3/31/13             6.31%                  3.77%                 2.54%
3/31/14             0.85%                  3.69%                -2.84%
3/31/15             5.14%                  3.42%                 1.72%

                             [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming marginal federal tax
rates of:                            28.00%      36.80%*     38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years          4.22%               5.86%       6.68%       6.90%      7.46%
5 Years           3.94%               5.47%       6.23%       6.44%      6.96%
1 Year            3.42%               4.75%       5.41%       5.59%      6.04%

To match the Fund Shares' closing 30-day SEC Yield of 1.54% on 3/31/15,

A FULLY TAXABLE INVESTMENT MUST PAY:  2.14%       2.44%       2.52%      2.72%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              USAA TAX EXEMPT      LIPPER INTERMEDIATE
                     BARCLAYS MUNICIPAL      INTERMEDIATE-TERM        MUNICIPAL DEBT
                         BOND INDEX              FUND SHARES           FUNDS INDEX
03/31/05                $10,000.00               $10,000.00           $10,000.00
04/30/05                 10,157.70                10,157.91            10,131.30
05/31/05                 10,229.49                10,230.08            10,189.03
06/30/05                 10,292.96                10,280.76            10,239.30
07/31/05                 10,246.44                10,223.71            10,184.71
08/31/05                 10,349.89                10,328.08            10,271.97
09/30/05                 10,280.18                10,265.17            10,219.23
10/31/05                 10,217.75                10,205.15            10,165.97
11/30/05                 10,266.80                10,256.17            10,206.68
12/31/05                 10,355.09                10,342.70            10,276.88
01/31/06                 10,383.03                10,368.20            10,303.37
02/28/06                 10,452.74                10,443.87            10,347.95
03/31/06                 10,380.65                10,371.80            10,287.06
04/30/06                 10,377.09                10,350.34            10,283.66
05/31/06                 10,423.31                10,402.77            10,332.04
06/30/06                 10,384.07                10,361.94            10,291.53
07/31/06                 10,507.59                10,484.53            10,398.65
08/31/06                 10,663.51                10,634.13            10,533.89
09/30/06                 10,737.68                10,712.87            10,596.17
10/31/06                 10,805.01                10,765.13            10,645.71
11/30/06                 10,895.08                10,851.38            10,711.46
12/31/06                 10,856.58                10,813.05            10,674.36
01/31/07                 10,828.79                10,798.89            10,651.69
02/28/07                 10,971.48                10,935.25            10,765.30
03/31/07                 10,944.43                10,899.89            10,754.71
04/30/07                 10,976.83                10,936.54            10,782.19
05/31/07                 10,928.23                10,883.15            10,740.29
06/30/07                 10,871.60                10,822.61            10,699.76
07/31/07                 10,955.87                10,884.82            10,768.33
08/31/07                 10,908.61                10,801.72            10,760.76
09/30/07                 11,070.02                10,972.02            10,890.85
10/31/07                 11,119.37                11,011.46            10,921.66
11/30/07                 11,190.27                11,045.27            10,995.72
12/31/07                 11,221.33                11,019.71            11,016.56
01/31/08                 11,362.83                11,170.79            11,196.37
02/29/08                 10,842.61                10,639.38            10,795.32
03/31/08                 11,152.51                10,947.05            11,026.24
04/30/08                 11,283.02                11,058.22            11,088.34
05/31/08                 11,351.24                11,145.03            11,154.41
06/30/08                 11,223.12                11,037.13            11,043.85
07/31/08                 11,265.77                11,035.21            11,093.55
08/31/08                 11,397.61                11,157.80            11,213.56
09/30/08                 10,863.12                10,651.28            10,793.40
10/31/08                 10,752.24                10,378.50            10,671.15
11/30/08                 10,786.43                10,339.38            10,690.39
12/31/08                 10,943.68                10,212.13            10,765.98
01/31/09                 11,344.25                10,751.89            11,202.73
02/28/09                 11,403.85                10,796.70            11,157.13
03/31/09                 11,405.94                10,813.17            11,149.94
04/30/09                 11,633.79                11,076.47            11,339.25
05/31/09                 11,756.86                11,330.99            11,467.81
06/30/09                 11,646.72                11,237.65            11,376.72
07/31/09                 11,841.58                11,451.13            11,565.27
08/31/09                 12,044.02                11,631.66            11,686.96
09/30/09                 12,476.25                12,112.65            12,022.16
10/31/09                 12,214.36                11,915.55            11,785.13
11/30/09                 12,315.28                12,031.98            11,965.14
12/31/09                 12,356.90                12,078.82            11,988.72
01/31/10                 12,421.26                12,157.25            12,054.14
02/28/10                 12,541.65                12,277.61            12,172.61
03/31/10                 12,511.63                12,226.95            12,107.07
04/30/10                 12,663.68                12,379.59            12,223.26
05/31/10                 12,758.66                12,469.45            12,306.40
06/30/10                 12,766.24                12,466.93            12,309.02
07/31/10                 12,925.43                12,619.63            12,468.64
08/31/10                 13,221.36                12,885.31            12,720.70
09/30/10                 13,200.70                12,881.29            12,679.14
10/31/10                 13,164.13                12,838.76            12,648.69
11/30/10                 12,900.90                12,610.70            12,458.91
12/31/10                 12,650.90                12,420.98            12,278.47
01/31/11                 12,557.70                12,316.49            12,212.69
02/28/11                 12,757.62                12,531.19            12,386.97
03/31/11                 12,715.11                12,507.17            12,351.26
04/30/11                 12,942.82                12,704.95            12,538.59
05/31/11                 13,163.99                12,899.99            12,714.95
06/30/11                 13,209.91                12,976.36            12,745.15
07/31/11                 13,344.72                13,103.28            12,859.48
08/31/11                 13,573.03                13,270.98            13,031.74
09/30/11                 13,713.34                13,389.99            13,086.92
10/31/11                 13,662.36                13,351.90            13,034.73
11/30/11                 13,743.07                13,449.15            13,132.29
12/31/11                 14,004.51                13,683.74            13,365.40
01/31/12                 14,328.39                13,992.77            13,619.66
02/29/12                 14,342.51                13,995.46            13,623.60
03/31/12                 14,249.32                13,916.07            13,510.79
04/30/12                 14,413.71                14,083.75            13,662.21
05/31/12                 14,533.36                14,201.66            13,747.23
06/30/12                 14,517.75                14,205.48            13,724.12
07/31/12                 14,747.84                14,384.45            13,902.91
08/31/12                 14,764.63                14,422.06            13,916.50
09/30/12                 14,853.81                14,504.02            13,996.84
10/31/12                 14,895.73                14,558.34            14,026.70
11/30/12                 15,141.12                14,807.86            14,224.30
12/31/12                 14,953.99                14,667.35            14,065.07
01/31/13                 15,016.27                14,729.74            14,107.38
02/28/13                 15,061.75                14,815.22            14,162.43
03/31/13                 14,996.80                14,793.13            14,118.45
04/30/13                 15,161.19                14,922.01            14,243.58
05/31/13                 14,975.99                14,781.42            14,071.71
06/30/13                 14,551.94                14,413.15            13,738.01
07/31/13                 14,424.71                14,360.24            13,694.37
08/31/13                 14,218.85                14,199.22            13,548.07
09/30/13                 14,524.88                14,441.76            13,783.38
10/31/13                 14,639.63                14,553.61            13,886.43
11/30/13                 14,609.46                14,524.41            13,847.06
12/31/13                 14,572.15                14,515.57            13,822.03
01/31/14                 14,856.04                14,759.89            14,033.28
02/28/14                 15,030.24                14,895.39            14,165.20
03/31/14                 15,055.51                14,918.22            14,137.75
04/30/14                 15,236.40                15,061.99            14,281.63
05/31/14                 15,432.60                15,216.68            14,423.86
06/30/14                 15,445.97                15,214.58            14,416.73
07/31/14                 15,473.17                15,246.33            14,440.03
08/31/14                 15,660.60                15,379.26            14,573.03
09/30/14                 15,676.51                15,398.60            14,579.47
10/31/14                 15,783.97                15,486.76            14,651.79
11/30/14                 15,811.32                15,506.80            14,657.52
12/31/14                 15,890.99                15,583.27            14,703.98
01/31/15                 16,172.65                15,773.88            14,926.29
02/28/15                 16,005.88                15,643.07            14,796.39
03/31/15                 16,052.11                15,684.31            14,821.35

                                   [END CHART]

                          Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                    o 12-MONTH DIVIDEND YIELD COMPARISON o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                     USAA TAX EXEMPT        LIPPER INTERMEDIATE
                    INTERMEDIATE-TERM          MUNICIPAL DEBT
                       FUND SHARES             FUNDS AVERAGE
03/31/06                    4.20                   3.44
03/31/07                    4.18                   3.52
03/31/08                    4.45                   3.54
03/31/09                    4.93                   3.84
03/31/10                    4.47                   3.32
03/31/11                    4.46                   3.05
03/31/12                    4.02                   2.75
03/31/13                    3.61                   2.39
03/31/14                    3.71                   2.36
03/31/15                    3.30                   2.24

                             [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND
ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

--------------------------------------------------------------------------------
                                          3/31/15                   3/31/14
--------------------------------------------------------------------------------
Net Assets                             $36.8 Million              $20.2 Million
Net Asset Value Per Share                 $13.58                     $13.36

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.417                     $0.468

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
    1 YEAR                                         SINCE INCEPTION 8/01/10
    4.81%                                                  4.53%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 3/31/15
--------------------------------------------------------------------------------
    UNSUBSIDIZED             1.17%          SUBSIDIZED               1.33%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS** AS OF 3/31/14
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.96%     AFTER REIMBURSEMENT        0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to August 1, 2014, the Adviser Shares' expense limitation was 0.75% of average net assets.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing subsidized 30-day SEC Yield of 1.33% on 3/31/15, and assuming marginal federal

tax rates of:                           28.00%     36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:     1.85%      2.10%      2.17%      2.35%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA TAX EXEMPT      LIPPER INTERMEDIATE
                  BARCLAYS MUNICIPAL   INTERMEDIATE-TERM       MUNICIPAL DEBT
                     BOND INDEX       FUND ADVISER SHARES       FUNDS INDEX
07/31/10            $10,000.00            $10,000.00            $10,000.00
08/31/10             10,228.95             10,207.68             10,202.16
09/30/10             10,212.97             10,202.67             10,168.82
10/31/10             10,184.68             10,167.09             10,144.40
11/30/10              9,981.03              9,984.70              9,992.20
12/31/10              9,787.61              9,832.59              9,847.48
01/31/11              9,715.50              9,748.28              9,794.73
02/28/11              9,870.17              9,916.64              9,934.51
03/31/11              9,837.28              9,895.97              9,905.86
04/30/11             10,013.45             10,050.71             10,056.10
05/31/11             10,184.57             10,203.26             10,197.55
06/30/11             10,220.10             10,261.88             10,221.77
07/31/11             10,324.40             10,360.40             10,313.46
08/31/11             10,501.03             10,491.11             10,451.62
09/30/11             10,609.58             10,583.24             10,495.87
10/31/11             10,570.14             10,551.47             10,454.01
11/30/11             10,632.58             10,626.58             10,532.26
12/31/11             10,834.86             10,810.00             10,719.21
01/31/12             11,085.43             11,052.37             10,923.13
02/29/12             11,096.35             11,052.74             10,926.29
03/31/12             11,024.25             10,988.14             10,835.82
04/30/12             11,151.44             11,118.74             10,957.26
05/31/12             11,244.01             11,209.88             11,025.45
06/30/12             11,231.93             11,210.95             11,006.91
07/31/12             11,409.94             11,350.27             11,150.31
08/31/12             11,422.94             11,377.82             11,161.20
09/30/12             11,491.93             11,440.78             11,225.64
10/31/12             11,524.36             11,481.61             11,249.59
11/30/12             11,714.22             11,676.37             11,408.07
12/31/12             11,569.44             11,563.63             11,280.36
01/31/13             11,617.62             11,610.80             11,314.29
02/28/13             11,652.81             11,676.34             11,358.44
03/31/13             11,602.56             11,656.81             11,323.17
04/30/13             11,729.74             11,764.81             11,423.53
05/31/13             11,586.46             11,643.43             11,285.69
06/30/13             11,258.38             11,351.37             11,018.05
07/31/13             11,159.95             11,307.72             10,983.05
08/31/13             11,000.68             11,178.99             10,865.72
09/30/13             11,237.45             11,368.12             11,054.44
10/31/13             11,326.23             11,454.22             11,137.09
11/30/13             11,302.88             11,429.28             11,105.51
12/31/13             11,274.02             11,420.42             11,085.44
01/31/14             11,493.66             11,610.77             11,254.86
02/28/14             11,628.43             11,715.55             11,360.66
03/31/14             11,647.98             11,731.40             11,338.65
04/30/14             11,787.93             11,842.39             11,454.04
05/31/14             11,939.72             11,961.83             11,568.11
06/30/14             11,950.07             11,958.08             11,562.39
07/31/14             11,971.12             11,980.86             11,581.08
08/31/14             12,116.12             12,082.67             11,687.75
09/30/14             12,128.43             12,095.44             11,692.91
10/31/14             12,211.57             12,161.99             11,750.92
11/30/14             12,232.73             12,166.19             11,755.51
12/31/14             12,294.37             12,223.63             11,792.77
01/31/15             12,512.28             12,379.68             11,971.07
02/28/15             12,383.26             12,275.11             11,866.88
03/31/15             12,419.02             12,296.25             11,886.91

                                   [END CHART]

                         Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                    o 12-MONTH DIVIDEND YIELD COMPARISON o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                         USAA TAX EXEMPT
                        INTERMEDIATE-TERM               LIPPER INTERMEDIATE
                          FUND ADVISER                     MUNICIPAL DEBT
                             SHARES                         FUNDS AVERAGE
03/31/12                      3.82                             2.75
03/31/13                      3.41                             2.39
03/31/14                      3.51                             2.36
03/15/15                      3.07                             2.24

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                             o TOP 10 HOLDINGS - 3/31/15 o
                                   (% of Net Assets)

Hospital                                                                   19.0%
General Obligation                                                          9.1%
Special Assessment/Tax/Fee                                                  9.1%
Education                                                                   9.0%
Electric Utilities                                                          8.9%
Escrowed Bonds                                                              7.3%
Appropriated Debt                                                           7.1%
Airport/Port                                                                5.1%
Toll Roads                                                                  5.0%
Oil & Gas Refining & Marketing                                              3.4%

You will find a complete list of securities that the Fund owns on pages 18-41.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                             o PORTFOLIO RATINGS MIX - 3/31/15 o

                            [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         4.8%
AA                                                                         33.1%
A                                                                          38.3%
BBB                                                                        19.4%
BELOW INVESTMENT-GRADE                                                      1.9%
UNRATED                                                                     2.5%

                           [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-41.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                                       TAX-EXEMPT
                                       INCOME(1, 2)
                                       ------------
                                           100%
                                       ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

            Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., Citibank, N.A., Deutsche Bank A.G., Dexia Credit Local, JPMorgan Chase Bank, N.A., Landesbank Hessen-Thuringen, or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Housing Association Insured Mortgage Nursing Home, Michigan School Bond Qualification and Loan Program, Pennsylvania Public School Intercept Program, or Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency
    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    PRE     Prerefunded to a date prior to maturity
    USD     Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (82.7%)

            ALABAMA (0.6%)
$16,340     Montgomery Medical Clinic Board                                4.75%     3/01/2026  $   16,601
  5,000     Private Colleges and Universities Facilities Auth. (INS)       4.75      9/01/2026       5,067
                                                                                                ----------
                                                                                                    21,668
                                                                                                ----------
            ARIZONA (2.6%)
 20,310     Apache County IDA(a)                                           4.50      3/01/2030      21,858
  6,000     Health Facilities Auth.                                        5.00      2/01/2027       6,705
  2,500     Maricopa County Union High School
              District No. 210 (INS)                                       4.50      7/01/2024       2,527
 15,000     Mohave County IDA                                              7.50      5/01/2019      17,227
  3,270     Phoenix Civic Improvement Corp. (INS)                          5.50      7/01/2024       4,082
  2,115     Phoenix Civic Improvement Corp. (INS)                          5.50      7/01/2025       2,666
  8,800     Phoenix IDA(b)                                                 3.75      7/01/2024       8,981
 11,100     Phoenix IDA(b)                                                 5.00      7/01/2034      11,802
  2,680     Pima County IDA                                                4.50      6/01/2030       2,891
  2,000     Pinal County IDA (INS)                                         5.25     10/01/2020       2,069
  1,250     Pinal County IDA (INS)                                         5.25     10/01/2022       1,285
  2,000     Pinal County IDA (INS)                                         4.50     10/01/2025       2,021
  3,540     State (INS)                                                    5.00     10/01/2019       4,092
  7,275     State (INS)                                                    5.25     10/01/2020       8,402
  7,180     Univ. Medical Center Corp. (PRE)                               5.00      7/01/2022       7,267
                                                                                                ----------
                                                                                                   103,875
                                                                                                ----------
            ARKANSAS (0.2%)
  3,125     Baxter County                                                  5.00      9/01/2026       3,192
  4,000     Independence County (INS)                                      4.90      7/01/2022       4,031
                                                                                                ----------
                                                                                                     7,223
                                                                                                ----------
            CALIFORNIA (10.4%)
    500     Anaheim Public Financing Auth.                                 5.00      5/01/2028         596
    500     Anaheim Public Financing Auth.                                 5.00      5/01/2029         592
  1,000     Anaheim Public Financing Auth.                                 5.00      5/01/2030       1,174
  1,510     Cerritos Community College District                            5.02(c)   8/01/2025       1,112
  1,000     Cerritos Community College District                            5.24(c)   8/01/2027         677
  1,000     Cerritos Community College District                            5.41(c)   8/01/2028         643
 10,000     Chabot-Las Positas Community College District (INS)            4.85(c)   8/01/2022       7,410
  5,000     Chabot-Las Positas Community College District (INS)            4.88(c)   8/01/2023       3,525
  5,000     City and County of San Francisco Airport Commission            5.25      5/01/2022       5,822
  7,000     City and County of San Francisco Airport Commission            5.25      5/01/2023       8,134
  5,000     City and County of San Francisco Airport Commission            4.90      5/01/2029       5,746

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 2,000     Coronado Community Dev. Agency (INS)                           5.00%     9/01/2024   $   2,039
  6,810     El Camino Community College District                           4.25(c)   8/01/2026       4,873
  7,665     El Camino Community College District                           4.42(c)   8/01/2027       5,240
  5,500     El Camino Community College District                           4.58(c)   8/01/2028       3,609
 46,605     Golden State Tobacco Securitization Corp. (INS)                4.17(c)   6/01/2025      35,032
  2,475     Health Facilities Financing Auth. (PRE)                        5.13      7/01/2022       2,505
  2,000     Health Facilities Financing Auth.                              5.00      8/15/2027       2,306
  5,000     Health Facilities Financing Auth.                              5.25      8/15/2031       5,824
  1,000     Irvine City                                                    5.00      9/02/2029       1,143
  5,000     Irvine USD Special Tax District (INS)                          5.25      9/01/2019       5,770
  2,500     Irvine USD Special Tax District (INS)                          4.50      9/01/2020       2,784
  6,745     Kern County Board of Education (INS)                           5.00      6/01/2026       7,006
  1,300     Los Angeles County                                             5.00      3/01/2023       1,578
 20,000     Los Angeles Department of Water and
              Power (INS) (PRE)(a)                                         4.75      7/01/2025      20,230
  6,400     Public Works Board                                             5.50      4/01/2021       7,503
  6,755     Public Works Board                                             5.60      4/01/2022       7,929
  3,000     Public Works Board                                             5.13      3/01/2023       3,506
  3,130     Public Works Board                                             5.75      4/01/2023       3,681
  1,185     Public Works Board                                             5.00     11/01/2023       1,423
  2,500     Public Works Board                                             5.25      3/01/2024       2,925
  2,000     Public Works Board                                             5.00     11/01/2024       2,406
  1,250     Public Works Board                                             5.00      3/01/2025       1,491
  2,000     Public Works Board                                             5.38      3/01/2025       2,345
  1,365     Public Works Board                                             5.00      3/01/2026       1,613
 10,000     Public Works Board                                             5.00      4/01/2028      11,602
  7,000     Public Works Board                                             5.00     11/01/2028       8,190
  5,000     Public Works Board                                             5.00      4/01/2029       5,781
 11,465     Public Works Board                                             5.00     10/01/2031      13,452
  1,430     Sacramento Financing Auth. (INS)                               5.00     12/01/2024       1,473
 15,265     Sacramento Municipal Utility District
              Financing Auth. (INS)                                        4.75      7/01/2024      16,024
 10,000     Sacramento Municipal Utility District Financing Auth.          5.13      7/01/2029      10,498
  4,720     Salinas Union High School District (INS)                       4.37(c)   6/01/2016       4,692
  2,000     Salinas Union High School District (INS)                       4.37(c)  10/01/2016       1,983
  3,525     San Bernardino County Redevelopment Agency (INS)               5.00      9/01/2025       3,547
  2,395     San Diego USD (INS)                                            4.50      7/01/2025       2,535
  3,000     San Jose USD (INS) (PRE)                                       4.50      6/01/2024       3,205
  7,065     Santa Clara County Financing Auth. (INS)                       4.75      5/15/2023       7,407
  7,400     Santa Clara County Financing Auth. (INS)                       4.75      5/15/2024       7,754
  7,750     Santa Clara County Financing Auth. (INS)                       4.75      5/15/2025       8,117
  2,500     Solano Community College District (INS)                        4.85(c)   8/01/2023       1,718
  4,735     Solano Community College District (INS)                        4.88(c)   8/01/2024       3,082

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 4,035     South Orange County Public Financing Auth. (INS)               5.00%     8/15/2022   $   4,096
  4,920     South Orange County Public Financing Auth. (INS)               5.00      8/15/2025       4,994
 20,000     State                                                          5.25     10/01/2022      23,692
 27,445     State                                                          5.75      4/01/2027      32,155
 10,000     State Univ.                                                    5.00     11/01/2029      12,033
  3,120     Statewide Communities Dev. Auth.                               5.00      5/15/2021       3,256
  3,275     Statewide Communities Dev. Auth.                               5.00      5/15/2022       3,415
  3,440     Statewide Communities Dev. Auth.                               5.00      5/15/2023       3,587
  3,610     Statewide Communities Dev. Auth.                               5.00      5/15/2024       3,764
  3,795     Statewide Communities Dev. Auth.                               5.00      5/15/2025       3,953
  1,000     Statewide Communities Dev. Auth.                               5.13      5/15/2031       1,120
 10,085     Tobacco Securitization Auth.                                   4.75      6/01/2025      10,086
  3,470     Tuolumne Wind Project Auth.                                    5.00      1/01/2022       3,919
 10,000     Upland City                                                    6.00      1/01/2026      11,825
  2,000     Washington Township Health Care District                       5.75      7/01/2024       2,299
  3,500     Washington Township Health Care District                       5.00      7/01/2025       3,795
                                                                                                 ---------
                                                                                                   409,241
                                                                                                 ---------
            COLORADO (2.9%)
  5,000     Adams and Arapahoe Counties Joint School
              District No. 28J                                             3.20(c)  12/01/2022       4,300
  4,500     Adams County (INS)                                             4.38      9/01/2017       4,574
 30,955     Denver Health and Hospital Auth.                               4.75     12/01/2027      31,624
  1,000     Health Facilities Auth.                                        5.25      6/01/2023       1,041
  2,750     Health Facilities Auth.                                        5.00      6/01/2028       3,058
  1,000     Health Facilities Auth.(d)                                     5.00     12/01/2028       1,107
  1,500     Health Facilities Auth.(d)                                     5.00     12/01/2029       1,655
  4,000     Health Facilities Auth.(d)                                     5.00     12/01/2035       4,357
 10,000     Regional Transportation District                               5.00      6/01/2025      11,470
  7,585     Regional Transportation District                               5.00      6/01/2029       8,789
 14,175     Regional Transportation District                               5.00      6/01/2030      16,348
 15,005     Regional Transportation District                               5.00      6/01/2031      17,258
  9,045     State (INS) (PRE)                                              5.00     11/01/2023       9,299
                                                                                                 ---------
                                                                                                   114,880
                                                                                                 ---------
            CONNECTICUT (0.3%)
 10,000     Health and Educational Facilities Auth.                        5.00      7/01/2034      11,281
  6,770     Mashantucket (Western) Pequot Tribe,
              acquired 7/01/2013-3/30/2015; cost $4,142(e),(f)             7.03(g)   7/01/2031         542
                                                                                                 ---------
                                                                                                    11,823
                                                                                                 ---------
            DISTRICT OF COLUMBIA (0.8%)
    375     District of Columbia                                           5.00      7/01/2023         437
  7,000     District of Columbia (INS) (PRE)                               5.00      1/01/2025       7,252
  3,870     District of Columbia                                           5.63     10/01/2025       4,341

================================================================================

22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 5,000     District of Columbia                                           5.75%    10/01/2026   $   5,665
  7,930     District of Columbia (INS)                                     4.75      5/01/2027       6,059
  6,000     District of Columbia                                           5.75     10/01/2027       6,755
  1,280     District of Columbia                                           6.00      7/01/2033       1,516
                                                                                                 ---------
                                                                                                    32,025
                                                                                                 ---------
            FLORIDA (8.8%)
  5,165     Brevard County School Board (INS) (PRE)                        5.00      7/01/2025       5,351
  2,500     Broward County Airport System                                  5.00     10/01/2024       2,863
  6,500     Broward County School Board (INS) (PRE)                        5.00      7/01/2023       6,882
  4,000     Broward County School Board (INS) (PRE)                        5.00      7/01/2024       4,235
  3,710     Broward County School Board (INS) (PRE)                        5.00      7/01/2025       3,755
  2,000     Broward County School Board                                    5.00      7/01/2029       2,347
  2,000     Broward County School Board                                    5.00      7/01/2030       2,335
  3,270     Flagler County School Board (INS) (PRE)                        5.00      8/01/2025       3,323
  8,000     Hillsborough County IDA                                        5.65      5/15/2018       9,026
  4,250     Indian River County School Board (INS) (PRE)                   5.00      7/01/2024       4,301
  3,500     Jacksonville                                                   5.00     10/01/2028       4,059
  5,000     JEA St. Johns River Power Park (INS)                           5.00     10/01/2020       5,020
  1,250     Lake County School Board (INS)                                 5.00      6/01/2029       1,445
  2,225     Lake County School Board (INS)                                 5.00      6/01/2030       2,560
  2,500     Lee County                                                     5.00     10/01/2023       2,994
  2,700     Lee County                                                     5.00     10/01/2024       3,262
  7,245     Lee County IDA                                                 5.00     10/01/2028       7,701
 10,535     Lee County School Board (INS) (PRE)                            5.00      8/01/2027      10,705
  3,750     Lee County School Board                                        5.00      8/01/2028       4,420
  6,465     Lee County School Board (INS) (PRE)                            5.00      8/01/2028       6,569
  6,560     Miami Beach City Health Facilities Auth.                       5.00     11/15/2029       7,365
  7,500     Miami-Dade County                                              3.75     12/01/2018       8,112
  1,670     Miami-Dade County (INS) (PRE)                                  5.00      4/01/2022       1,670
  2,805     Miami-Dade County (INS) (PRE)                                  5.00      4/01/2023       2,805
  8,375     Miami-Dade County (INS) (PRE)                                  4.75     11/01/2023       8,933
  2,345     Miami-Dade County (INS)                                        5.00     10/01/2024       2,579
  9,830     Miami-Dade County (INS) (PRE)                                  4.75     11/01/2024      10,484
  2,000     Miami-Dade County                                              5.00     10/01/2025       2,339
  3,670     Miami-Dade County (INS)                                        5.00     10/01/2025       4,036
  6,440     Miami-Dade County                                              5.00     10/01/2026       7,403
  2,500     Miami-Dade County (INS)                                        5.00     10/01/2026       2,729
  7,000     Miami-Dade County                                              5.00     10/01/2027       8,046
 10,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2028      11,367
  1,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2029       1,159
  7,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2029       7,911
  1,610     Miami-Dade County Expressway Auth.                             5.00      7/01/2030       1,857
  2,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2030       2,328

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 1,255     Miami-Dade County Expressway Auth.                             5.00%     7/01/2031   $   1,443
  2,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2031       2,317
  2,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2032       2,290
  2,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2033       2,284
  2,000     Miami-Dade County Expressway Auth.                             5.00      7/01/2034       2,274
  4,750     Miami-Dade County Health Facilities Auth.                      5.00      8/01/2027       5,368
  4,950     Miami-Dade County Health Facilities Auth.                      5.00      8/01/2028       5,572
  5,250     Miami-Dade County Health Facilities Auth.                      5.00      8/01/2029       5,833
  3,500     Miami-Dade County Health Facilities Auth.                      5.00      8/01/2030       3,880
  5,780     Miami-Dade County Health Facilities Auth.                      5.00      8/01/2031       6,413
 10,000     Miami-Dade County School Board (INS)                           5.00      2/01/2024      10,877
 12,000     Miami-Dade County School Board (INS)                           5.25      5/01/2025      13,328
 12,000     Orange County Health Facility Auth.                            5.25     10/01/2022      13,832
  5,000     Orange County Health Facility Auth.                            5.38     10/01/2023       5,762
  3,055     Osceola County School Board                                    5.00      6/01/2028       3,547
  7,595     Palm Beach County Health Facilities Auth.                      5.00     11/15/2023       8,529
    650     Palm Beach County School Board (INS)                           5.00      8/01/2022         660
  1,995     Pinellas County Educational Facilities Auth.                   5.00     10/01/2021       2,318
  1,080     Pinellas County Educational Facilities Auth.                   4.00     10/01/2022       1,172
  1,415     Pinellas County Educational Facilities Auth.                   4.00     10/01/2023       1,519
  2,045     Pinellas County Educational Facilities Auth.                   5.38     10/01/2026       2,311
  1,895     Pinellas County Educational Facilities Auth.                   5.00     10/01/2027       2,113
  2,615     Pinellas County Educational Facilities Auth.                   6.50     10/01/2031       3,116
  7,370     Saint Lucie County (INS)                                       5.00     10/01/2028       8,590
  2,045     Saint Lucie County School Board                                5.00      7/01/2025       2,437
  1,500     Saint Lucie County School Board                                5.00      7/01/2026       1,771
  3,195     Southeast Overtown/Park West Community
              Redevelopment Agency(b)                                      5.00      3/01/2030       3,575
  8,970     Sunshine State Governmental Financing Commission               5.00      9/01/2019      10,298
  5,525     Sunshine State Governmental Financing Commission               5.00      9/01/2020       6,468
  1,055     Sunshine State Governmental Financing
              Commission (INS)                                             5.00      9/01/2021       1,250
  1,000     Volusia County Educational Facilities Auth.                    5.00     10/15/2028       1,158
  1,000     Volusia County Educational Facilities Auth.                    5.00     10/15/2029       1,151
  1,500     Volusia County Educational Facilities Auth.                    5.00     10/15/2030       1,714
  1,560     Volusia County Educational Facilities Auth.                    5.00     10/15/2032       1,767
  4,585     Volusia County School Board (INS) (PRE)                        5.00      8/01/2022       4,658
  4,920     Volusia County School Board (INS) (PRE)                        5.00      8/01/2023       4,999
  5,165     Volusia County School Board (INS) (PRE)                        5.00      8/01/2024       5,248
                                                                                                 ---------
                                                                                                   346,118
                                                                                                 ---------
            GEORGIA (0.6%)
 10,000     Burke County Dev. Auth.                                        7.00      1/01/2023      11,502
  4,000     Glynn-Brunswick Memorial Hospital Auth.                        5.25      8/01/2023       4,454

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 3,000     Private Colleges and Universities Auth.                        5.25%    10/01/2027   $   3,405
  2,000     Private Colleges and Universities Auth.                        5.25     10/01/2027       2,271
                                                                                                 ---------
                                                                                                    21,632
                                                                                                 ---------
            GUAM (0.4%)
  1,000     Power Auth. (INS)                                              5.00     10/01/2027       1,172
  1,000     Power Auth.                                                    5.00     10/01/2029       1,130
  1,000     Power Auth.                                                    5.00     10/01/2030       1,128
  1,000     Power Auth. (INS)                                              5.00     10/01/2030       1,157
    695     Power Auth.                                                    5.00     10/01/2031         784
  1,000     Power Auth. (INS)                                              5.00     10/01/2032       1,173
    750     Waterworks Auth.                                               5.00      7/01/2023         880
    600     Waterworks Auth.                                               5.00      7/01/2024         707
    750     Waterworks Auth.                                               5.00      7/01/2025         877
  1,000     Waterworks Auth.                                               5.00      7/01/2028       1,142
  1,000     Waterworks Auth.                                               5.00      7/01/2029       1,135
  3,000     Waterworks Auth.                                               5.25      7/01/2033       3,419
                                                                                                 ---------
                                                                                                    14,704
                                                                                                 ---------
            ILLINOIS (9.2%)
    775     Bedford Park Village                                           4.60     12/01/2017         787
  3,240     Bedford Park Village                                           4.80     12/01/2020       3,291
  3,085     Bedford Park Village                                           4.90     12/01/2023       3,125
  3,596     Chicago                                                        6.63     12/01/2022       3,614
 30,000     Chicago (INS)                                                  4.45(c)   1/01/2023      22,029
  1,000     Chicago                                                        5.00      1/01/2031       1,114
  2,000     Chicago                                                        5.00     11/01/2031       2,267
  1,000     Chicago                                                        5.00      1/01/2032       1,109
  2,000     Chicago                                                        5.00     11/01/2033       2,248
  6,525     Chicago Midway Airport                                         5.00      1/01/2027       7,519
 11,750     Chicago Midway Airport                                         5.00      1/01/2029      13,449
  5,175     Chicago Midway Airport                                         5.00      1/01/2030       5,898
  8,910     Chicago Midway Airport                                         5.00      1/01/2031      10,125
  6,000     Chicago Midway Airport                                         5.00      1/01/2032       6,794
  1,635     Chicago Midway Airport                                         5.25      1/01/2033       1,856
  7,000     Chicago-O'Hare International Airport (INS)                     5.00      1/01/2021       7,251
 10,000     Chicago-O'Hare International Airport (INS)                     5.00      1/01/2022      10,357
  9,000     Chicago-O'Hare International Airport                           5.25      1/01/2024      10,372
  3,620     Chicago-O'Hare International Airport (INS)                     5.00      1/01/2028       4,177
  1,500     Chicago-O'Hare International Airport (INS)                     5.00      1/01/2029       1,716
 13,480     Chicago-O'Hare International Airport                           5.25      1/01/2029      15,664
  2,150     Chicago-O'Hare International Airport (INS)                     5.13      1/01/2030       2,469
  2,370     Finance Auth.                                                  5.50      5/01/2017       2,545
  4,340     Finance Auth.                                                  5.75      5/01/2018       4,796
  2,080     Finance Auth.                                                  5.00      2/15/2020       2,367

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 1,710     Finance Auth.                                                  5.00%     2/15/2022   $   1,944
    750     Finance Auth.                                                  5.25      4/01/2022         778
  2,000     Finance Auth.                                                  5.00      4/01/2023       2,015
  3,400     Finance Auth. (INS) (PRE)                                      5.00     11/01/2023       3,852
  7,140     Finance Auth.                                                  5.13      2/15/2025       8,096
  4,165     Finance Auth.                                                  5.00      4/01/2025       4,185
  8,210     Finance Auth.                                                  4.50      5/15/2025       8,895
  7,665     Finance Auth.                                                  5.38      8/15/2026       9,015
  8,000     Finance Auth.                                                  4.50     11/15/2026       8,166
  1,750     Finance Auth.                                                  5.40      4/01/2027       1,805
  8,250     Finance Auth.                                                  5.50      7/01/2028       9,750
 20,000     Finance Auth.                                                  3.90      3/01/2030      20,659
  1,000     Finance Auth.                                                  5.00      5/15/2030       1,134
  3,385     Finance Auth.                                                  5.00      9/01/2034       3,677
  1,100     Finance Auth.                                                  5.00      5/15/2035       1,230
  4,000     Finance Auth. (d)                                              5.00      8/15/2035       4,410
    315     Housing Dev. Auth.                                             4.55      7/01/2021         321
    365     Housing Dev. Auth.                                             4.60      7/01/2023         370
  2,800     Kane Cook, and Dupage Counties                                 5.00      1/01/2032       3,200
  4,000     Kane Cook, and Dupage Counties                                 5.00      1/01/2033       4,562
  3,495     Lake County Community Unit School
              District (INS) (ETM)                                         5.13(c)  12/01/2016       3,465
  4,555     Lake County Community Unit School District (INS)               5.13(c)  12/01/2016       4,479
  2,500     Metropolitan Pier and Exposition Auth. (INS)                   5.20      6/15/2017       2,732
  2,500     Metropolitan Pier and Exposition Auth. (INS)                   5.30      6/15/2018       2,740
  4,000     Metropolitan Pier and Exposition Auth. (INS)                   5.40      6/15/2019       4,370
  5,000     Metropolitan Pier and Exposition Auth. (INS)                   5.70(c)   6/15/2026       3,387
  2,000     Northeastern Illinois Univ.                                    4.75     10/01/2025       2,020
  7,095     Railsplitter Tobacco Settlement Auth.                          5.00      6/01/2018       7,887
 10,000     Railsplitter Tobacco Settlement Auth.                          5.50      6/01/2023      11,813
  3,000     Sports Facilities Auth. (INS)                                  5.25      6/15/2030       3,440
  5,000     Sports Facilities Auth. (INS)                                  5.25      6/15/2031       5,721
  5,000     Sports Facilities Auth. (INS)                                  5.25      6/15/2032       5,696
  8,500     Springfield                                                    5.00     12/01/2030       9,798
  3,700     Springfield School District No. 186 (INS)                      5.00      2/01/2024       4,334
  7,200     Springfield School District No. 186 (INS)                      5.00      2/01/2025       8,330
  4,215     Springfield School District No. 186 (INS)                      5.00      2/01/2026       4,842
  5,000     State (INS)                                                    5.00      1/01/2021       5,578
 10,000     State (INS)                                                    5.00      4/01/2029      10,922
 14,070     Will County Forest Preserve District (INS)                     5.40(c)  12/01/2017      13,661
                                                                                                 ---------
                                                                                                   360,218
                                                                                                 ---------

================================================================================

26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
            INDIANA (1.8%)
$ 1,470     Finance Auth.                                                  5.00%     5/01/2024   $   1,734
 20,000     Finance Auth. (INS)(a)                                         4.55     12/01/2024      20,568
  1,200     Finance Auth.                                                  5.00      5/01/2027       1,372
  1,900     Finance Auth.                                                  5.00     10/01/2027       2,068
 10,500     Finance Auth.                                                  5.00      6/01/2032      11,386
  4,000     Health and Educational Facility Financing Auth.                5.00      2/15/2021       4,159
  8,375     Health and Educational Facility Financing Auth.                5.00      2/15/2022       8,706
  3,000     Jasper County (INS)                                            5.85      4/01/2019       3,427
  6,500     Richmond Hospital Auth.                                        5.00      1/01/2035       7,285
  6,000     Rockport (INS)                                                 4.63      6/01/2025       6,361
  6,040     St. Joseph County, acquired 12/17/1998;
              cost $5,980(e),(h)                                           5.75      2/15/2019         302
  1,500     Vanderburgh County Redevelopment District (PRE)                5.00      2/01/2026       1,593
                                                                                                 ---------
                                                                                                    68,961
                                                                                                 ---------
            IOWA (0.6%)
  1,325     Finance Auth. (INS)                                            5.00     12/01/2021       1,369
  1,390     Finance Auth. (INS)                                            5.00     12/01/2022       1,430
  5,000     Finance Auth.                                                  5.50     12/01/2022       5,348
  1,460     Finance Auth. (INS)                                            5.00     12/01/2023       1,496
  1,535     Finance Auth. (INS)                                            5.00     12/01/2024       1,569
  1,610     Finance Auth. (INS)                                            5.00     12/01/2025       1,643
  1,690     Finance Auth. (INS)                                            5.00     12/01/2026       1,721
  2,475     Waterloo Community School District                             5.00      7/01/2024       2,787
  2,775     Waterloo Community School District                             5.00      7/01/2025       3,112
  4,510     Waterloo Community School District                             5.00      7/01/2027       4,943
                                                                                                 ---------
                                                                                                    25,418
                                                                                                 ---------
            KANSAS (0.1%)
  5,555     Wyandotte County                                               6.07(c)   6/01/2021       4,014
                                                                                                 ---------
            KENTUCKY (0.8%)
  6,130     Economic Dev. Finance Auth.                                    4.05(c)  10/01/2024       4,464
  7,500     Economic Dev. Finance Auth. (INS)                              5.75     12/01/2028       8,061
  3,830     Louisville/Jefferson County Metro Government                   5.00     12/01/2022       4,533
  2,760     Louisville/Jefferson County Metro Government                   5.00     12/01/2023       3,230
  7,160     Louisville/Jefferson County Metro Government                   5.00     12/01/2024       8,288
  3,725     Pikeville City Hospital Improvement                            5.75      3/01/2026       4,363
                                                                                                 ---------
                                                                                                    32,939
                                                                                                 ---------
            LOUISIANA (2.5%)
  2,750     Jefferson Parish Hospital District No. 1 (INS)                 5.50      1/01/2026       3,209
  3,000     Jefferson Parish Hospital District No. 1 (INS)                 5.38      1/01/2031       3,445
  3,750     Local Government Environmental Facilities and
              Community Dev. Auth.                                         6.50      8/01/2029       4,492

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$20,000     Public Facilities Auth.                                        5.00%     9/01/2028   $  20,373
  8,995     Public Facilities Auth.                                        5.00      7/01/2033      10,144
 13,550     Public Facilities Auth.                                        5.00      7/01/2034      15,269
  5,330     Shreveport (INS)                                               5.00     12/01/2031       6,079
  5,125     Shreveport (INS)                                               5.00     12/01/2032       5,818
  2,440     Terrebonne Parish Hospital Service District No. 1              5.00      4/01/2022       2,771
  2,570     Terrebonne Parish Hospital Service District No. 1              5.00      4/01/2023       2,904
  2,000     Terrebonne Parish Hospital Service District No. 1              4.65      4/01/2024       2,194
  4,250     Terrebonne Parish Hospital Service District No. 1              5.00      4/01/2028       4,755
  5,000     Tobacco Settlement Financing Corp.                             5.00      5/15/2023       5,987
 10,000     Tobacco Settlement Financing Corp.                             5.25      5/15/2031      11,315
                                                                                                 ---------
                                                                                                    98,755
                                                                                                 ---------
            MAINE (0.4%)
  1,635     Health and Higher Educational Facilities Auth.                 5.00      7/01/2024       1,890
  1,000     Health and Higher Educational Facilities Auth.                 5.00      7/01/2026       1,134
 11,500     Health and Higher Educational Facilities Auth.                 6.00      7/01/2026      13,080
  1,000     Health and Higher Educational Facilities Auth.                 5.00      7/01/2027       1,120
                                                                                                 ---------
                                                                                                    17,224
                                                                                                 ---------
            MARYLAND (0.2%)
    325     Community Dev. Administration                                  5.88      7/01/2016         326
  2,500     EDC                                                            6.20      9/01/2022       2,958
  5,000     Health and Higher Educational Facilities Auth.                 6.00      1/01/2028       5,480
                                                                                                 ---------
                                                                                                     8,764
                                                                                                 ---------
            MASSACHUSETTS (1.0%)
  5,545     Bay Transportation Auth.                                       4.60(c)   7/01/2022       4,251
  5,000     Bay Transportation Auth.                                       4.70(c)   7/01/2024       3,453
  1,600     Bay Transportation Auth.                                       4.73(c)   7/01/2025       1,046
    640     Dev. Finance Agency                                            5.00      7/01/2020         712
  1,480     Dev. Finance Agency                                            5.00      7/01/2022       1,657
  4,500     Dev. Finance Agency                                            6.25      1/01/2027       5,284
  1,720     Dev. Finance Agency                                            5.00      7/01/2027       1,862
  2,000     Dev. Finance Agency                                            5.00      7/01/2030       2,149
  3,110     Health and Educational Facilities Auth.                        5.00      7/01/2019       3,434
  9,000     Health and Educational Facilities Auth.                        6.00      7/01/2024      10,535
  4,000     Health and Educational Facilities Auth.                        5.00      7/15/2027       4,161
    110     Water Pollution Abatement Trust                                4.75      8/01/2025         112
                                                                                                 ---------
                                                                                                    38,656
                                                                                                 ---------
            MICHIGAN (1.5%)
 18,000     Building Auth. (INS)                                           4.81(c)  10/15/2022      13,035
  3,000     Building Auth.                                                 5.00     10/15/2029       3,486
  2,000     Finance Auth. (NBGA)                                           5.00      5/01/2024       2,371
  1,700     Finance Auth. (NBGA)                                           5.00      5/01/2025       2,029

================================================================================

28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$10,000     Grand Traverse County Hospital Finance Auth.                   5.00%     7/01/2029   $  11,277
  2,675     Hospital Finance Auth.                                         5.00     11/15/2019       2,842
  3,400     Hospital Finance Auth.                                         5.00     11/15/2022       3,584
 12,000     Kent Hospital Finance Auth.                                    5.00     11/15/2029      13,781
  3,000     State Trunk Line Fund                                          5.00     11/01/2019       3,493
  2,000     State Trunk Line Fund                                          5.00     11/01/2020       2,324
                                                                                                 ---------
                                                                                                    58,222
                                                                                                 ---------
            MINNESOTA (0.6%)
  1,080     Chippewa County                                                5.38      3/01/2022       1,135
  5,120     Chippewa County                                                5.50      3/01/2027       5,355
  2,500     Higher Education Facilities Auth.                              4.50     10/01/2027       2,621
  3,000     Municipal Power Agency (PRE)                                   4.38     10/01/2025       3,063
  7,680     St. Paul Housing and Redevelopment Auth.                       5.15     11/15/2020       7,824
  3,500     St. Paul Housing and Redevelopment Auth.                       5.25      5/15/2026       3,675
                                                                                                 ---------
                                                                                                    23,673
                                                                                                 ---------
            MISSISSIPPI (0.3%)
  2,000     Dev. Bank                                                      5.00      4/01/2028       2,265
  7,000     Dev. Bank (INS)                                                5.00      9/01/2030       7,995
  1,650     Hospital Equipment and Facilities Auth.                        5.00     12/01/2016       1,735
  1,000     Hospital Equipment and Facilities Auth.                        5.25     12/01/2021       1,047
                                                                                                 ---------
                                                                                                    13,042
                                                                                                 ---------
            MISSOURI (1.3%)
  1,780     Cape Girardeau County Health Care Facilities IDA               5.00      6/01/2025       2,065
 17,545     Cape Girardeau County Health Care Facilities IDA               5.00      6/01/2027      16,788
  2,555     Cape Girardeau County Health Care Facilities IDA               5.00      6/01/2027       2,917
  1,000     Cass County                                                    5.00      5/01/2022       1,020
  3,315     Cass County                                                    5.38      5/01/2022       3,400
  2,000     Cass County                                                    5.50      5/01/2027       2,041
  2,000     Dev. Finance Board                                             4.75      6/01/2025       2,015
  1,000     Dev. Finance Board                                             5.00      6/01/2030       1,128
  4,215     Dev. Finance Board                                             5.00      6/01/2031       4,740
  2,310     Health and Educational Facilities Auth.                        5.00      5/01/2030       2,521
  2,350     Health and Educational Facilities Auth.                        5.25      5/01/2033       2,597
  1,760     Riverside IDA (INS)                                            5.00      5/01/2020       1,871
  1,380     Saint Louis County IDA                                         5.00      9/01/2023       1,539
  2,750     Saint Louis County IDA                                         5.50      9/01/2033       3,075
  1,330     St. Joseph IDA                                                 5.00      4/01/2027       1,417
                                                                                                 ---------
                                                                                                    49,134
                                                                                                 ---------
            MONTANA (0.4%)
  6,500     Forsyth (INS)                                                  4.65      8/01/2023       6,838
  8,500     Forsyth                                                        3.90      3/01/2031       8,753
                                                                                                 ---------
                                                                                                    15,591
                                                                                                 ---------

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
            NEVADA (1.5%)
$ 2,865     Clark County                                                   5.00%     5/15/2020   $   3,003
 20,470     Clark County                                                   5.00      7/01/2032      23,470
 10,845     Clark County                                                   5.00      7/01/2033      12,415
 18,000     Humboldt County                                                5.15     12/01/2024      20,337
                                                                                                 ---------
                                                                                                    59,225
                                                                                                 ---------
            NEW JERSEY (3.3%)
  1,000     Casino Reinvestment Dev. Auth. (INS)                           5.00     11/01/2029       1,126
  1,000     Casino Reinvestment Dev. Auth. (INS)                           5.00     11/01/2030       1,119
 10,000     EDA                                                            5.25      9/01/2019      11,186
  5,000     EDA (INS)                                                      5.00      7/01/2022       5,078
 10,000     EDA                                                            5.25      9/01/2022      11,194
  3,500     EDA                                                            4.45      6/01/2023       3,847
  8,830     EDA (PRE)                                                      5.25      9/01/2023       9,016
 10,000     EDA (INS)                                                      5.00      6/15/2025      11,759
  2,500     EDA                                                            5.00      6/15/2026       2,814
  4,535     Essex County Improvement Auth. (INS)                           6.00     11/01/2025       5,250
    500     South Jersey Transportation Auth.                              5.00     11/01/2030         552
    750     South Jersey Transportation Auth.                              5.00     11/01/2031         824
  1,085     South Jersey Transportation Auth.                              5.00     11/01/2034       1,181
 20,000     State Turnpike Auth.                                           5.00      1/01/2021      22,621
 10,000     State Turnpike Auth.                                           5.00      1/01/2034      11,465
  5,000     Tobacco Settlement Financing Corp.                             5.00      6/01/2017       5,453
  2,000     Transportation Trust Fund Auth. (PRE)                          5.25     12/15/2017       2,072
  5,000     Transportation Trust Fund Auth. (INS)                          5.25     12/15/2022       5,748
  5,580     Transportation Trust Fund Auth.                                5.00     12/15/2023       6,353
 20,000     Transportation Trust Fund Auth.                                4.47(c)  12/15/2025      12,869
                                                                                                 ---------
                                                                                                   131,527
                                                                                                 ---------
            NEW MEXICO (0.9%)
 20,000     Farmington Pollution Control                                   4.70      5/01/2024      22,269
  4,005     Jicarilla Apache Nation(b)                                     5.00      9/01/2018       4,006
  3,250     Jicarilla Apache Nation(b)                                     5.50      9/01/2023       3,250
  4,000     Sandoval County (PRE)                                          4.38      6/01/2020       4,028
                                                                                                 ---------
                                                                                                    33,553
                                                                                                 ---------
            NEW YORK (6.8%)
  2,500     Albany IDA (PRE)                                               5.75     11/15/2022       2,828
  3,700     Chautauqua Tobacco Asset Securitization Corp.                  5.00      6/01/2034       3,978
  4,000     Dormitory Auth.                                                5.20      2/15/2016       4,017
  4,760     Dormitory Auth.                                                5.30      2/15/2017       4,780
 12,560     Dormitory Auth. (ETM)                                          5.30      2/15/2019      13,896
  5,000     Dormitory Auth.                                                5.00      7/01/2020       5,416
 24,935     Dormitory Auth. (PRE)                                          5.00      7/01/2022      27,339

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$   750     Dormitory Auth.                                                5.00%     5/01/2023   $     858
    750     Dormitory Auth.                                                5.00      5/01/2024         855
  1,200     Dormitory Auth.                                                5.00      5/01/2025       1,359
  1,000     Dormitory Auth.                                                5.00      5/01/2026       1,125
  1,000     Dormitory Auth. (INS)                                          5.00     10/01/2027       1,210
  1,000     Dormitory Auth. (INS)                                          5.00     10/01/2028       1,189
  1,300     Dormitory Auth. (INS)                                          5.00     10/01/2029       1,535
  2,500     Dutchess County IDA                                            4.50      8/01/2026       2,508
    740     East Rochester Housing Auth. (NBGA)                            4.63      2/15/2017         742
  2,000     Erie County IDA                                                5.00      5/01/2028       2,356
 17,075     Long Island Power Auth.                                        5.00      4/01/2023      18,893
  5,000     Monroe County IDC (NBGA)                                       5.75      8/15/2030       5,991
 10,000     MTA                                                            6.25     11/15/2023      11,863
 16,565     MTA                                                            5.00     11/15/2024      17,811
  6,800     MTA                                                            5.00     11/15/2024       7,522
  2,500     MTA (INS)                                                      5.00     11/15/2024       2,754
     45     New York City                                                  5.63      8/01/2015          45
     70     New York City                                                  5.75      8/01/2016          70
  5,000     New York City                                                  5.13     11/15/2022       5,711
  4,330     New York City                                                  5.13     12/01/2022       4,837
  6,000     New York City                                                  5.13     12/01/2023       6,702
 10,000     New York City (PRE)                                            5.00      4/01/2024      10,477
    815     New York City (PRE)                                            5.00      8/01/2024         897
  4,425     New York City                                                  5.00      8/01/2024       4,871
  5,000     New York City                                                  5.25     11/15/2024       5,700
  2,995     New York City (PRE)                                            5.00      2/01/2025       3,343
  2,005     New York City                                                  5.00      2/01/2025       2,220
  3,500     New York City Transitional Finance Auth.                       5.00      1/15/2022       3,988
      5     New York City Transitional Finance Auth. (PRE)                 5.00      5/01/2026           6
 24,995     New York City Transitional Finance Auth.                       5.00      5/01/2026      28,665
 15,350     New York City Transitional Finance Auth.                       5.00      7/15/2034      17,944
 12,485     New York City Transitional Finance Auth.                       5.00      7/15/2035      14,549
    575     Newburgh City                                                  5.00      6/15/2023         634
  2,250     Niagara Area Dev. Corp.                                        4.00     11/01/2024       2,296
  1,585     Rockland County                                                3.50     10/01/2021       1,634
  1,190     Rockland County                                                3.63     10/01/2022       1,226
  1,560     Rockland County                                                3.63     10/01/2023       1,601
  1,665     Rockland County                                                3.63     10/01/2024       1,703
    790     Saratoga County Capital Resource Corp.                         5.00     12/01/2028         916
  1,500     Suffolk County EDC                                             5.00      7/01/2028       1,659
  1,000     Suffolk County IDA                                             5.00     11/01/2015       1,023
  1,350     Westchester County Local Dev. Corp.                            5.00      1/01/2028       1,505
  2,600     Yonkers (INS)                                                  5.00     10/01/2023       3,025
                                                                                                 ---------
                                                                                                   268,072
                                                                                                 ---------

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                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
            NORTH CAROLINA (0.8%)
$ 3,000     Eastern Municipal Power Agency                                 5.00%     1/01/2024   $   3,326
  5,000     Eastern Municipal Power Agency                                 5.00      1/01/2026       5,655
  4,805     Medical Care Commission                                        6.38      7/01/2026       5,741
  5,500     Medical Care Commission                                        5.00      7/01/2027       5,768
  2,000     Municipal Power Agency No. 1                                   5.25      1/01/2020       2,205
  3,600     Turnpike Auth. (INS)                                           5.00      1/01/2022       3,973
  3,330     Turnpike Auth. (INS)                                           5.13      1/01/2024       3,674
                                                                                                 ---------
                                                                                                    30,342
                                                                                                 ---------
            NORTH DAKOTA (0.3%)
  1,000     Grand Forks (INS)                                              5.00     12/15/2022       1,033
 11,085     Grand Forks City Health Care System                            5.00     12/01/2029      12,000
                                                                                                 ---------
                                                                                                    13,033
                                                                                                 ---------
            OHIO (2.0%)
  9,000     Air Quality Dev. Auth.                                         5.70      8/01/2020      10,454
  3,000     American Municipal Power, Inc.                                 5.00      2/15/2021       3,446
  2,760     American Municipal Power, Inc.                                 5.00      2/15/2022       3,149
  7,165     Buckeye Tobacco Settlement Financing Auth.                     5.13      6/01/2024       6,132
  2,000     Cleveland Airport System                                       5.00      1/01/2030       2,208
  1,000     Cleveland Airport System                                       5.00      1/01/2031       1,098
  2,805     Dayton City School District                                    5.00     11/01/2028       3,448
  3,655     Dayton City School District                                    5.00     11/01/2029       4,513
  3,160     Dayton City School District                                    5.00     11/01/2030       3,906
  2,000     Dayton City School District                                    5.00     11/01/2031       2,478
    555     Fairview Park City (INS)                                       4.13     12/01/2020         569
  1,845     Fairview Park City (INS) (PRE)                                 4.13     12/01/2020       1,893
 10,000     Hamilton City (INS)                                            4.65     10/15/2022      10,292
  4,365     Hamilton County                                                4.30(c)  12/01/2025       3,153
  9,000     Hancock County Hospital Facilities                             6.50     12/01/2030      10,973
  1,750     Miami County                                                   5.25      5/15/2021       1,831
  2,000     Miami County                                                   5.25      5/15/2026       2,082
    750     Southeastern Ohio Port Auth.                                   5.50     12/01/2029         817
    750     Southeastern Ohio Port Auth.                                   5.00     12/01/2035         771
  1,000     State                                                          5.00      5/01/2031       1,146
    500     State                                                          5.00      5/01/2033         568
  2,000     Turnpike and Infrastructure Commission                         5.25      2/15/2029       2,350
                                                                                                 ---------
                                                                                                    77,277
                                                                                                 ---------
            OKLAHOMA (1.0%)
  5,360     Cherokee Nation (INS)(b)                                       4.60     12/01/2021       5,519
  4,210     Chickasaw Nation(b)                                            5.38     12/01/2017       4,444
  5,000     Chickasaw Nation(b)                                            6.00     12/01/2025       5,628
  2,020     Comanche County Hospital Auth.                                 5.00      7/01/2021       2,223

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 3,895     Comanche County Hospital Auth. (INS)                           5.25%     7/01/2022   $   3,944
  3,000     Comanche County Hospital Auth. (INS)                           5.25      7/01/2023       3,038
  1,400     Norman Regional Hospital Auth.                                 5.50      9/01/2024       1,459
 13,100     Norman Regional Hospital Auth.                                 5.00      9/01/2027      13,650
                                                                                                 ---------
                                                                                                    39,905
                                                                                                 ---------
            OREGON (0.1%)
  1,000     Washington, Yamhill and Multnomah
              Counties Hillsboro School District
              No. 1J (INS) (PRE)                                           4.58(c)   6/15/2025         684
  5,900     Washington, Yamhill and Multnomah
              Counties Hillsboro School District
              No. 1J (INS) (PRE)                                           4.59(c)   6/15/2026       3,854
                                                                                                 ---------
                                                                                                     4,538
                                                                                                 ---------
            PENNSYLVANIA (1.9%)
  1,410     Allegheny County Higher Education Building Auth.               5.13      3/01/2025       1,621
  1,000     Allegheny County IDA                                           5.00      9/01/2021       1,021
  1,220     Allegheny County IDA                                           5.10      9/01/2026       1,235
  5,000     Beaver County IDA                                              2.15      3/01/2017       5,044
  3,000     Bethlehem Auth. (INS)                                          5.00     11/15/2030       3,426
  1,885     Butler County Hospital Auth.                                   5.00      7/01/2035       2,102
  1,000     Chester County IDA                                             5.00     10/01/2034       1,076
  6,500     Cumberland County Municipal Auth.                              4.00     12/01/2026       6,634
  1,000     Delaware County Auth.                                          5.00     10/01/2025       1,076
  2,720     Delaware River Port Auth.                                      5.00      1/01/2025       3,147
 13,000     Economic Dev. Financing Auth.                                  4.00     10/01/2023      14,282
  1,730     Higher Educational Facilities Auth.                            5.25      7/15/2025       2,005
  2,020     Higher Educational Facilities Auth.                            5.25      7/15/2026       2,327
  2,125     Higher Educational Facilities Auth.                            5.25      7/15/2027       2,430
  2,245     Higher Educational Facilities Auth.                            5.25      7/15/2028       2,555
  2,415     Higher Educational Facilities Auth.                            5.00      7/15/2030       2,679
  1,625     Higher Educational Facilities Auth.                            5.00      7/01/2032       1,771
  1,965     Higher Educational Facilities Auth.                            5.25      7/15/2033       2,197
  1,615     Lancaster County Hospital Auth. (PRE)                          5.00     11/01/2026       1,731
  1,200     Montgomery County IDA                                          5.00     11/15/2023       1,348
  2,750     Montgomery County IDA                                          5.00     11/15/2024       3,059
  1,000     Montour School District (INS)(d)                               5.00      4/01/2033       1,148
  1,500     Montour School District (INS)(d)                               5.00      4/01/2034       1,713
  1,500     Montour School District (INS)(d)                               5.00      4/01/2035       1,713
  1,250     Public School Building Auth. (NBGA)                            5.00      4/01/2023       1,460
  1,500     State Turnpike Commission                                      5.00     12/01/2032       1,710
  4,345     State Turnpike Commission                                      5.00     12/01/2033       4,933
                                                                                                 ---------
                                                                                                    75,443
                                                                                                 ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
            PUERTO RICO (0.4%)
$14,000     Government Dev. Bank (INS)                                     4.75%    12/01/2015   $  14,022
  2,600     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.             5.00      4/01/2027       2,382
                                                                                                 ---------
                                                                                                    16,404
                                                                                                 ---------
            RHODE ISLAND (0.5%)
    400     Health and Educational Building Corp. (INS)                    5.50      5/15/2016         402
  5,500     Health and Educational Building Corp. (INS)                    5.00      5/15/2026       5,685
  2,000     Health and Educational Building Corp.                          6.00      9/01/2033       2,259
  3,640     Housing and Mortgage Finance Corp.                             4.65     10/01/2026       3,644
  2,000     Tobacco Settlement Financing Corp.                             5.00      6/01/2028       2,290
  2,000     Tobacco Settlement Financing Corp.                             5.00      6/01/2029       2,257
  2,500     Tobacco Settlement Financing Corp.                             5.00      6/01/2030       2,802
                                                                                                 ---------
                                                                                                    19,339
                                                                                                 ---------
            SOUTH CAROLINA (0.9%)
  5,870     Association of Governmental Organizations
              Educational Facilities Corp. (INS)                           4.75     12/01/2026       6,043
  6,325     Association of Governmental Organizations
              Educational Facilities Corp. (INS)                           4.75     12/01/2026       6,479
  5,000     Lexington County Health Services District, Inc.                5.00     11/01/2024       5,481
  7,335     Lexington County Health Services District, Inc.                5.00     11/01/2026       8,025
  7,200     Piedmont Municipal Power Agency (INS)                          5.00      1/01/2028       8,120
  2,700     Piedmont Municipal Power Agency (INS)                          5.00      1/01/2028       3,045
                                                                                                 ---------
                                                                                                    37,193
                                                                                                 ---------
            SOUTH DAKOTA (0.1%)
  1,700     Health and Educational Facilities Auth.                        5.00     11/01/2024       1,929
                                                                                                 ---------
            TENNESSEE (0.7%)
  7,000     Jackson                                                        5.25      4/01/2023       7,722
  2,125     Johnson City Health and Educational Facilities Board           5.25      7/01/2026       2,230
  1,000     Nashville and Davidson County Health and
              Educational Facilities Board (INS)                           5.10      8/01/2019       1,001
 14,750     Sullivan County Health, Educational
              and Housing Facilities Board                                 5.25      9/01/2026      15,427
                                                                                                 ---------
                                                                                                    26,380
                                                                                                 ---------
            TEXAS (11.1%)
  2,300     Austin (INS)                                                   5.00     11/15/2024       2,368
  5,610     Austin Utility Systems (INS)                                   5.15(c)   5/15/2017       5,488
  3,055     Bastrop ISD (NBGA)                                             5.60(c)   2/15/2016       3,047
  3,155     Bastrop ISD (NBGA)                                             5.60(c)   2/15/2017       3,112
  3,935     Bexar County Health Facilities Dev. Corp.                      5.00      7/01/2027       4,097
  4,240     Boerne ISD (NBGA)                                              3.66(c)   2/01/2026       3,000

================================================================================

34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                    COUPON       FINAL         VALUE
(000)       SECURITY                                                       RATE       MATURITY       (000)
----------------------------------------------------------------------------------------------------------
$ 2,680     Central Regional Mobility Auth. (INS) (PRE)                    4.55%     1/01/2020   $   2,866
  3,445     Central Regional Mobility Auth. (INS) (PRE)                    4.60      1/01/2021       3,687
    700     Central Regional Mobility Auth.                                5.00      1/01/2021         786
    500     Central Regional Mobility Auth.                                5.00      1/01/2022         563
    885     Central Regional Mobility Auth.                                5.90(c)   1/01/2022         699
    500     Central Regional Mobility Auth.                                5.00      1/01/2023         568
  7,000     Central Regional Mobility Auth.                                6.25(c)   1/01/2024       5,029
  2,500     Central Regional Mobility Auth.                                5.75      1/01/2025       2,861
  2,535     Central Regional Mobility Auth.                                6.50(c)   1/01/2026       1,667
  3,500     Central Regional Mobility Auth.                                5.00      1/01/2033       3,843
  2,000     Dallas/Fort Worth International Airport                        5.25     11/01/2028       2,373
  7,500     Dallas/Fort Worth International Airport                        5.25     11/01/2029       8,874
  1,000     Decatur Hospital Auth.                                         5.25      9/01/2029       1,106
  1,000     Decatur Hospital Auth.                                         5.00      9/01/2034       1,074
 13,745     Denton ISD (NBGA)(a)                                           5.03(c)   8/15/2023       9,643
 16,500     Denton ISD (NBGA)(a)                                           5.06(c)   8/15/2024      10,984
  3,715     Ennis ISD (NBGA)                                               4.58(c)   8/15/2025       2,404
  3,720     Ennis ISD (NBGA)                                               4.60(c)   8/15/2026       2,290
  4,710     Harris County Cultural Education
              Facilities Finance Corp.                                     5.00     12/01/2027       5,455
  1,400     Harris County Cultural Education
              Facilities Finance Corp.                                     5.00      6/01/2028       1,545
 40,000     Harris County IDC                                              5.00      2/01/2023      44,508
    750     Harris County Municipal Utility District (INS)(d)              5.00      3/01/2030         863
  2,030     Harris County Municipal Utility District (INS)(d)              5.00      3/01/2031       2,327
  2,500     Harris County Municipal Utility District (INS)(d)              5.00      3/01/2032       2,855
  1,895     Hidalgo County Health Services Corp.                           4.75      8/15/2017       1,897
    350     Hidalgo County Health Services Corp.                           5.00      8/15/2019         351
  3,805     Hidalgo County Health Services Corp.                           5.00      8/15/2022       4,000
  1,785     Hidalgo County Health Services Corp.                           5.00      8/15/2026       1,866
  5,615     Houston                                                        5.00      9/01/2032       6,392
  5,345     Houston                                                        5.00      9/01/2033       6,066
  2,150     Houston                                                        5.00      9/01/2034       2,429
  1,575     Houston                                                        5.00      9/01/2035       1,779
  4,000     Houston Airport System                                         5.00      7/01/2024       4,449
  7,000     Houston Airport System                                         5.00      7/01/2025       7,776
  2,300     Houston Convention & Entertainment
              Facilities Department                                        5.00      9/01/2029       2,646
  1,000     Houston Convention & Entertainment
              Facilities Department                                        5.00      9/01/2030       1,147
  3,850     Houston Higher Education Finance Corp.                         5.25      9/01/2031       4,319
  4,075     Houston Higher Education Finance Corp.                         5.25      9/01/2032       4,546
  3,635     Houston ISD Public Facility Corp. (INS)                        5.35(c)   9/15/2015       3,629
  4,955     Houston ISD Public Facility Corp. (INS)                        5.35(c)   9/15/2015       4,947

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON      FINAL           VALUE
(000)       SECURITY                                                       RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
$ 6,955     Houston ISD Public Facility Corp. (INS)                        5.38%(c)  9/15/2016   $    6,882
  2,635     Houston ISD Public Facility Corp. (INS)                        5.38(c)   9/15/2016        2,607
  3,885     Houston ISD Public Facility Corp. (INS)                        5.40(c)   9/15/2017        3,772
  4,000     Karnes County Hospital District                                5.00      2/01/2029        4,349
  4,000     Karnes County Hospital District                                5.00      2/01/2034        4,318
    485     Lewisville (INS)                                               5.38      9/01/2015          486
  4,555     Lower Colorado River Auth. (INS)                               4.38      5/15/2025        4,747
  2,000     Lower Colorado River Auth. (INS)                               4.38      5/15/2026        2,084
    935     Marlin ISD Public Facility Corp., acquired
              7/22/1998; cost $950(e)                                      5.85      2/15/2018          955
  3,425     Mesquite Health Facilities Dev. Corp.                          5.50      2/15/2025        3,471
  2,040     Midlothian Dev. Auth. (INS)                                    5.00     11/15/2018        2,101
  2,235     Midlothian Dev. Auth. (INS)                                    5.00     11/15/2021        2,278
  1,695     Midlothian Dev. Auth. (INS)                                    5.00     11/15/2026        1,721
  2,165     Midlothian Dev. Auth.                                          5.13     11/15/2026        2,195
  2,155     New Braunfels ISD (NBGA)                                       3.04(c)   2/01/2023        1,783
  2,190     North Texas Tollway Auth. (PRE)                                6.00      1/01/2023        2,487
    310     North Texas Tollway Auth.                                      6.00      1/01/2023          348
 15,000     North Texas Tollway Auth.                                      6.00      1/01/2025       17,315
 20,000     North Texas Tollway Auth. (INS)                                3.85(c)   1/01/2029       11,895
  1,500     North Texas Tollway Auth.                                      5.00      1/01/2031        1,700
  1,220     Nueces River Auth. (INS)                                       5.00      7/15/2023        1,237
  1,530     Nueces River Auth. (INS)                                       5.00      7/15/2024        1,551
  2,965     Plano ISD (NBGA) (PRE)                                         4.50      2/15/2023        3,076
  2,000     Red River Education Finance Corp.                              4.38      3/15/2025        2,074
  3,000     Red River Education Finance Corp.                              4.38      3/15/2026        3,109
  8,395     Rockwall ISD (NBGA)                                            5.14(c)   2/15/2022        6,170
  9,205     Sabine River Auth. (INS)                                       4.95      3/01/2018       10,048
  2,000     San Leanna Education Facilities Corp.                          5.00      6/01/2018        2,148
  1,965     San Leanna Education Facilities Corp.                          5.13      6/01/2023        2,076
  1,000     San Leanna Education Facilities Corp.                          5.13      6/01/2024        1,053
  1,545     San Leanna Education Facilities Corp.                          5.13      6/01/2025        1,624
  3,750     Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.25     11/15/2022        4,073
  1,100     Tarrant County Cultural Education
              Facilities Finance Corp.                                     6.00     11/15/2026        1,161
  8,300     Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.13      5/15/2027        8,438
  5,000     Tarrant Regional Water District (INS) (PRE)                    4.38      3/01/2021        5,191
  4,510     Transportation Commission (PRE)                                4.38      4/01/2025        4,697
  2,490     Transportation Commission                                      4.38      4/01/2025        2,588
 13,000     Transportation Commission (PRE)                                4.50      4/01/2026       14,013
 10,000     Transportation Commission                                      5.00      8/15/2033       11,189
  8,500     Transportation Commission                                      5.00      8/15/2034        9,482

================================================================================

36   | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON      FINAL           VALUE
(000)       SECURITY                                                       RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
$ 7,170     Tyler Health Facilities Dev. Corp.                             5.25%    11/01/2019   $    7,792
  7,945     Tyler Health Facilities Dev. Corp.                             5.25     11/01/2021        8,575
  3,360     Tyler Health Facilities Dev. Corp.                             5.25     11/01/2022        3,616
  3,800     Tyler Health Facilities Dev. Corp.                             5.25     11/01/2023        4,073
  8,745     Tyler Health Facilities Dev. Corp.                             5.25      7/01/2026        9,222
 10,000     Tyler Health Facilities Dev. Corp.                             5.50      7/01/2027       11,230
  7,875     Univ. of Texas System (PRE)                                    4.25      8/15/2025        8,405
  2,125     Univ. of Texas System                                          4.25      8/15/2025        2,260
  1,795     Weatherford ISD (NBGA)                                         4.73(c)   2/15/2023        1,287
  1,795     Weatherford ISD (NBGA)                                         4.77(c)   2/15/2024        1,225
  5,970     Williamson County (INS)                                        5.13      2/15/2022        6,461
  1,690     Wylie ISD (NBGA)                                               5.10(c)   8/15/2015        1,689
                                                                                                 ----------
                                                                                                    436,548
                                                                                                 ----------
            UTAH (0.2%)
 18,631     Jordanelle Special Service District, acquired
              6/18/2009; cost $18,362(b),(e),(h)                           4.44      8/01/2030        9,314
                                                                                                 ----------
            VERMONT (0.3%)
  9,000     EDA                                                            5.00     12/15/2020       10,475
                                                                                                 ----------
            VIRGINIA (0.8%)
  1,750     Albemarle County IDA                                           5.00      1/01/2024        1,796
  2,290     College Building Auth.                                         5.00      6/01/2021        2,362
 11,280     College Building Auth.                                         5.00      6/01/2026       11,530
 14,924     Farms of New Kent Community Dev. Auth.,
              acquired 9/08/2006-10/04/2007; cost $14,395(e),(h)           5.13      3/01/2036        3,732
 10,000     Roanoke County EDA                                             5.00      7/01/2025       11,389
  1,000     Small Business Financing Auth.                                 5.13      9/01/2022        1,064
                                                                                                 ----------
                                                                                                     31,873
                                                                                                 ----------
            WASHINGTON (0.1%)
  5,000     Tobacco Settlement Auth.                                       5.25      6/01/2031        5,565
                                                                                                 ----------
            WISCONSIN (0.7%)
  8,300     Health and Educational Facilities Auth.                        5.13      2/15/2026        8,598
  1,500     Health and Educational Facilities Auth.                        5.00      8/15/2026        1,728
  2,000     Health and Educational Facilities Auth.                        5.00      7/15/2028        2,251
  1,935     Health and Educational Facilities Auth.                        5.00      8/15/2029        2,200
  5,000     Health and Educational Facilities Auth.                        5.13      4/15/2031        5,642
  1,000     Health and Educational Facilities Auth.                        5.00      8/15/2034        1,127
  3,920     Sheboygan (INS)                                                5.00      9/01/2015        3,995
                                                                                                 ----------
                                                                                                     25,541
                                                                                                 ----------
            Total Fixed-Rate Instruments (cost: $3,065,660)                                       3,251,276
                                                                                                 ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON      FINAL           VALUE
(000)       SECURITY                                                       RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
            PUT BONDS (8.6%)

            ARIZONA (1.2%)
$16,000     Health Facilities Auth.                                        1.87%(i)  2/01/2048   $   16,450
 30,000     Health Facilities Auth.                                        1.87(i)   2/01/2048       30,704
                                                                                                 ----------
                                                                                                     47,154
                                                                                                 ----------
            ARKANSAS (0.7%)
 29,000     Dev. Finance Auth.                                             1.57(i)   9/01/2044       29,020
                                                                                                 ----------
            CALIFORNIA (0.7%)
 10,000     Bay Area Toll Auth.                                            0.92(i)   4/01/2045       10,075
 17,000     Bay Area Toll Auth.                                            1.12(i)   4/01/2045       17,343
                                                                                                 ----------
                                                                                                     27,418
                                                                                                 ----------
            FLORIDA (0.6%)
  7,375     Miami-Dade County IDA                                          4.00     10/01/2018        7,375
 16,000     Putnam County Dev. Auth. (INS)                                 5.35      3/15/2042       17,961
                                                                                                 ----------
                                                                                                     25,336
                                                                                                 ----------
            ILLINOIS (0.3%)
  5,000     Chicago Board of Education                                     0.85(i)   3/01/2036        4,568
  7,500     Educational Facilities Auth.                                   4.75     11/01/2036        7,951
                                                                                                 ----------
                                                                                                     12,519
                                                                                                 ----------
            INDIANA (0.1%)
  4,000     Rockport Pollution Control                                     1.75      6/01/2025        4,013
                                                                                                 ----------
            LOUISIANA (0.5%)
 16,750     St. Charles Parish                                             4.00     12/01/2040       18,329
                                                                                                 ----------
            MASSACHUSETTS (0.2%)
  6,000     Dev. Finance Agency (PRE)                                      5.75     12/01/2042        7,099
                                                                                                 ----------
            MICHIGAN (0.4%)
 15,000     Hospital Finance Auth.                                         6.00     12/01/2034       17,019
                                                                                                 ----------
            NEW JERSEY (0.5%)
 20,000     Transportation Trust Fund Auth.                                1.22(i)   6/15/2034       20,009
                                                                                                 ----------
            NEW MEXICO (0.9%)
 10,000     Farmington                                                     4.75      6/01/2040       10,686
 20,000     Farmington                                                     5.20      6/01/2040       22,570
                                                                                                 ----------
                                                                                                     33,256
                                                                                                 ----------
            NORTH CAROLINA (0.3%)
 10,000     Capital Facilities Finance Agency                              0.30      7/01/2034       10,000
                                                                                                 ----------
            OHIO (1.0%)
  8,000     Air Quality Dev. Auth.                                         5.75      6/01/2033        8,397
 30,000     Water Dev. Auth.(a)                                            4.00     12/01/2033       32,075
                                                                                                 ----------
                                                                                                     40,472
                                                                                                 ----------

================================================================================

38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON      FINAL           VALUE
(000)       SECURITY                                                       RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
            PENNSYLVANIA (0.8%)
$ 8,800     Beaver County IDA                                              2.70%     4/01/2035   $    8,899
 11,000     Berks County Municipal Auth.                                   1.52(i)  11/01/2039       11,274
  1,750     Economic Dev. Financing Auth.                                  1.75     12/01/2033        1,766
  8,750     Economic Dev. Financing Auth.                                  2.55     11/01/2041        8,905
                                                                                                 ----------
                                                                                                     30,844
                                                                                                 ----------
            TEXAS (0.4%)
 14,935     San Antonio Housing Trust Finance Corp. (NBGA)                 3.50      4/01/2043       15,143
                                                                                                 ----------
            Total Put Bonds (cost: $322,659)                                                        337,631
                                                                                                 ----------
            ADJUSTABLE-RATE NOTES (0.5%)

            NEW JERSEY (0.5%)
 10,000     EDA                                                            1.57      9/01/2027        9,856
 10,000     EDA                                                            1.62      3/01/2028        9,833
                                                                                                 ----------
                                                                                                     19,689
                                                                                                 ----------
            Total Adjustable-Rate Notes (cost: $20,000)                                              19,689
                                                                                                 ----------

            VARIABLE-RATE DEMAND NOTES (7.8%)

            CALIFORNIA (1.0%)
 10,200     Golden State Tobacco Securitization
              Corp. (INS) (LIQ)(b)                                         0.42      6/01/2045       10,200
  8,440     Hacienda La Puente USD (LIQ) (LOC - Dexia
              Credit Local)(b)                                             0.16      8/01/2024        8,440
 15,210     State (LIQ) (LOC - Dexia Credit Local)(b)                      0.20      8/01/2027       15,210
  4,815     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                          1.04      5/01/2040        4,815
                                                                                                 ----------
                                                                                                     38,665
                                                                                                 ----------
            CONNECTICUT (0.1%)
  5,000     State(j)                                                       0.28      7/01/2017        5,000
                                                                                                 ----------
            IDAHO (0.7%)
 14,885     American Falls Reservoir District                              0.12      2/01/2025       14,885
 13,105     Housing and Finance Association(j)                             0.27      1/01/2038       13,105
                                                                                                 ----------
                                                                                                     27,990
                                                                                                 ----------
            ILLINOIS (0.9%)
  7,000     Board of Education (LIQ) (LOC - Deutsche
              Bank A.G.)(b),(d)                                            0.32     12/01/2039        7,000
 13,855     State (LIQ) (LOC - Deutsche Bank A.G.)(b)                      0.14      4/01/2037       13,855
 14,100     State Toll Highway Auth. (INS) (LIQ)                           0.25      1/01/2016       14,100
                                                                                                 ----------
                                                                                                     34,955
                                                                                                 ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON      FINAL           VALUE
(000)       SECURITY                                                       RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
            KENTUCKY (0.1%)
$ 5,000     Economic Dev. Finance Auth. (INS) (LIQ)(b)                     0.22%     6/01/2016   $    5,000
                                                                                                 ----------
            LOUISIANA (1.4%)
 24,600     St. James Parish                                               0.18     11/01/2040       24,600
 30,100     St. James Parish                                               0.20     11/01/2040       30,100
                                                                                                 ----------
                                                                                                     54,700
                                                                                                 ----------
            NEW JERSEY (0.6%)
 22,055     EDA (LIQ) (LOC - Dexia Credit Local)(b)                        0.20      9/01/2022       22,055
                                                                                                 ----------
            NEW YORK (0.0%)
  1,100     Albany IDA (LOC - RBS Citizens, N.A.)                          0.27      5/01/2035        1,100
                                                                                                 ----------
            PENNSYLVANIA (0.4%)
 14,290     Emmaus General Auth. (INS) (LIQ)                               0.04     12/01/2028       14,290
                                                                                                 ----------
            RHODE ISLAND (0.2%)
  9,940     Health and Educational Building Corp.
             (LOC - RBS Citizens, N.A.)                                    0.15      4/01/2036        9,940
                                                                                                 ----------
            TEXAS (1.8%)
 11,590     Port of Port Arthur Navigation District                        0.19     12/01/2039       11,590
 31,800     Port of Port Arthur Navigation District                        0.19     12/01/2039       31,800
 19,300     Port of Port Arthur Navigation District                        0.20     12/01/2039       19,300
  2,800     Port of Port Arthur Navigation District                        0.19     11/01/2040        2,800
  4,800     Port of Port Arthur Navigation District                        0.20     11/01/2040        4,800
                                                                                                 ----------
                                                                                                     70,290
                                                                                                 ----------
            WASHINGTON (0.2%)
 10,000     Health Care Facilities Auth. (LIQ)(b)                          0.22      2/01/2019       10,000
                                                                                                 ----------
            WYOMING (0.4%)
 14,200     Gillette                                                       0.22      1/01/2018       14,200
                                                                                                 ----------
            Total Variable-Rate Demand Notes (cost: $308,185)                                       308,185
                                                                                                 ----------

            TOTAL INVESTMENTS (COST: $3,716,504)                                                 $3,916,781
                                                                                                 ==========

================================================================================

40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)          (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES  OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS         OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS             INPUTS           INPUTS         TOTAL
------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-         $3,251,276                $-    $3,251,276
Put Bonds                                         -            337,631                 -       337,631
Adjustable-Rate Notes                             -             19,689                 -        19,689
Variable-Rate Demand Notes                        -            308,185                 -       308,185
------------------------------------------------------------------------------------------------------
Total                                            $-         $3,916,781                $-    $3,916,781
------------------------------------------------------------------------------------------------------

                                                                                FIXED-RATE INSTRUMENTS
------------------------------------------------------------------------------------------------------
Balance as of March 31, 2014                                                                   $11,515
Purchases                                                                                            -
Sales                                                                                                -
Transfers into Level 3                                                                               -
Transfers out of Level 3                                                                        11,515
Net realized gain (loss) on investments                                                              -
Change in net unrealized appreciation/depreciation on investments                                    -
------------------------------------------------------------------------------------------------------
Balance as of March 31, 2015                                                                   $     -
------------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, fixed-rate instruments with fair value of $11,515,000 were transferred from level 3 to level 2. Due to an assessment of events at the end of the prior reporting period, this security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

  (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

  (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (d) At March 31, 2015, the aggregate market value of securities purchased on a delayed delivery basis was $29,148,000, which included when-issued securities of $22,148,000.

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

  (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2015, was $14,845,000, which represented 0.4% of the Fund's net assets.

  (f) Pay-in-kind (PIK) - Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

  (g) Up to 6.05% of the 7.03% coupon may be PIK.

  (h) At March 31, 2015, the issuer was in default with respect to interest and/or principal payments.

  (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2015.

  (j) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,716,504)                  $3,916,781
   Cash                                                                                     53
   Receivables:
       Capital shares sold                                                               2,567
       USAA Asset Management Company (Note 6C)                                              10
       Interest                                                                         42,889
       Securities sold                                                                   6,748
                                                                                    ----------
           Total assets                                                              3,969,048
                                                                                    ----------
LIABILITIES
   Payables:
      Securities purchased                                                              30,771
      Capital shares redeemed                                                            4,048
      Dividends on capital shares                                                        1,541
   Accrued management fees                                                               1,072
   Accrued transfer agent's fees                                                            40
   Other accrued expenses and payables                                                     246
                                                                                    ----------
          Total liabilities                                                             37,718
                                                                                    ----------
              Net assets applicable to capital shares outstanding                   $3,931,330
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $3,759,410
   Undistributed net investment income                                                      47
   Accumulated net realized loss on investments                                        (28,404)
   Net unrealized appreciation of investments                                          200,277
                                                                                    ----------
              Net assets applicable to capital shares outstanding                   $3,931,330
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $3,894,482/286,672 shares outstanding)             $    13.59
                                                                                    ==========
      Adviser Shares (net assets of $36,848/2,713 shares outstanding)               $    13.58
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                  $142,121
                                                                                    --------
EXPENSES
   Management fees                                                                    12,178
   Administration and servicing fees:
       Fund Shares                                                                     5,471
       Adviser Shares                                                                     45
   Transfer agent's fees:
       Fund Shares                                                                     1,155
       Adviser Shares                                                                     15
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                     75
   Custody and accounting fees:
       Fund Shares                                                                       420
       Adviser Shares                                                                      3
   Postage:
       Fund Shares                                                                        69
       Adviser Shares                                                                      1
   Shareholder reporting fees:
       Fund Shares                                                                        55
       Adviser Shares                                                                      1
   Trustees' fees                                                                         24
   Registration fees:
       Fund Shares                                                                       120
       Adviser Shares                                                                     28
   Professional fees                                                                     657
   Other                                                                                  49
                                                                                    --------
            Total expenses                                                            20,366
   Expenses reimbursed:
       Adviser Shares                                                                    (28)
                                                                                    --------
            Net expenses                                                              20,338
                                                                                    --------
NET INVESTMENT INCOME                                                                121,783
                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                  (2,141)
   Change in net unrealized appreciation/depreciation                                 60,032
                                                                                    --------
            Net realized and unrealized gain                                          57,891
                                                                                    --------
   Increase in net assets resulting from operations                                 $179,674
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                     2015                  2014
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  121,783          $  117,675
   Net realized loss on investments                                  (2,141)            (16,134)
   Change in net unrealized appreciation/depreciation
      of investments                                                 60,032             (84,412)
                                                                 ------------------------------
      Increase in net assets resulting from operations              179,674              17,129
                                                                 ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                  (120,642)           (117,287)
      Adviser Shares                                                   (919)               (328)
                                                                 ------------------------------
      Distributions to shareholders                                (121,561)           (117,615)
                                                                 ------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                      455,176              94,585
   Adviser Shares                                                    16,304              12,815
                                                                 ------------------------------
      Total net increase in net assets from capital
           share transactions                                       471,480             107,400
                                                                 ------------------------------
   Capital contribution from USAA Transfer
      Agency Company:
      Fund Shares                                                         -                   6
                                                                 ------------------------------
   Net increase in net assets                                       529,593               6,920
NET ASSETS
   Beginning of year                                              3,401,737           3,394,817
                                                                 ------------------------------
   End of year                                                   $3,931,330          $3,401,737
                                                                 ==============================
Accumulated undistributed (overdistribution of )
   net investment income:
   End of year                                                   $       47          $      (91)
                                                                 ==============================

See accompanying notes to financial statements.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality,

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

      coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

   the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2015, the Fund's outstanding delayed delivery commitments, including interest purchased, were $30,573,000; which included when-issued securities of $23,570,000. Also, included in these amounts is $1,737,000, for securities which were sold prior to March 31, 2015.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2015, the Adviser Shares incurred redemption fees of $2,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $19,000, which represents 5.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to decrease undistributed net investment income and accumulated net realized loss on investments by $84,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                   2015             2014
                                              ------------------------------
Tax-exempt income                             $121,561,000      $117,615,000

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                 $  8,288,000
Accumulated capital and other losses                             (28,333,000)
Unrealized appreciation of investments                           200,206,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had capital loss carryforwards of $28,333,000 for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                 CAPITAL LOSS CARRYFORWARDS
                         -----------------------------------------
                                       TAX CHARACTER
                         -----------------------------------------
                         (No Expiration)                 Balance
                         ---------------               -----------
                         Short-Term                    $ 7,091,000
                         Long-Term                      21,242,000
                                                       -----------
                         Total                         $28,333,000
                                                       ===========

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $591,729,000 and $138,950,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $3,716,575,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $235,270,000 and $35,064,000, respectively, resulting in net unrealized appreciation of $200,206,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED              YEAR ENDED
                                   MARCH 31, 2015          MARCH 31, 2014
------------------------------------------------------------------------------
                                SHARES      AMOUNT        SHARES     AMOUNT
                               -----------------------------------------------
FUND SHARES:
Shares sold                     54,855     $ 743,782      50,004     $ 669,158
Shares issued from
 reinvested dividends            7,433       100,891       7,124        94,802
Shares redeemed                (28,736)     (389,497)    (50,411)     (669,375)
                               -----------------------------------------------
Net increase from capital
 share transactions             33,552     $ 455,176       6,717     $  94,585
                               ===============================================
ADVISER SHARES:
Shares sold                      1,669     $  22,618       1,209     $  16,030
Shares issued from
 reinvested dividends               52           698          10           129
Shares redeemed*                  (517)       (7,012)       (251)       (3,344)
                               -----------------------------------------------
Net increase from capital
 share transactions              1,204     $  16,304         968     $  12,815
                               ===============================================

*Net of redemption fees.

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Municipal Debt Funds Index over the performance period. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
------------------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

   overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $12,178,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,876,000 and $6,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.02%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $5,471,000 and $45,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $105,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2015, without approval of the Board, and may be changed or

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

   terminated by the Manager at any time after that date. Prior to August 1, 2014, the Adviser Shares' expense limitation was 0.75% of average net assets. For the year ended March 31, 2015, the Adviser Shares incurred reimbursable expenses of $28,000, of which $10,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,155,000 and $15,000, respectively. Additionally, for the year ended March 31, 2015, the Fund Shares recorded a capital contribution of less than $500 from SAS, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $75,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2015, USAA and its affiliates owned 378,000 shares, which represent 13.9% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------
                                 2015           2014              2013              2012           2011
                           ----------------------------------------------------------------------------
Net asset value at
 beginning of period       $    13.36      $    13.75       $    13.41        $    12.56     $    12.83
                           ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income            .45             .50              .50               .54            .56
 Net realized and
  unrealized gain (loss)          .23            (.39)             .34               .85           (.26)
                           ----------------------------------------------------------------------------
Total from investment
 operations                       .68             .11              .84              1.39            .30
                           ----------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.45)           (.50)            (.50)             (.54)          (.56)
 Realized capital gains             -               -                -              (.00)(a)       (.01)
                           ----------------------------------------------------------------------------
Total distributions              (.45)           (.50)            (.50)             (.54)          (.57)
                           ----------------------------------------------------------------------------
Net asset value at end
 of period                 $    13.59      $    13.36       $    13.75        $    13.41     $    12.56
                           ============================================================================
Total return (%)*                5.14             .85             6.31             11.25           2.29
Net assets at end
 of period (000)           $3,894,482      $3,381,571       $3,387,366        $3,231,474     $2,794,641
Ratios to average
 net assets:**
 Expenses (%)(b)                  .55             .55              .54               .54            .52
 Net investment
  income (%)                     3.31            3.72             3.63              4.11           4.35
Portfolio turnover (%)              4              10               11                13             14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $3,649,140,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                               PERIOD ENDED
                                               YEAR ENDED MARCH 31,                               MARCH 31,
                                  -------------------------------------------------------------------------
                                     2015            2014           2013              2012          2011***
                                  -------------------------------------------------------------------------
Net asset value at
 beginning of period              $ 13.36         $ 13.75         $13.41            $12.56        $13.05
                                  ----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .42             .47            .47               .51           .35
 Net realized and
  unrealized gain (loss)              .22            (.39)           .34               .85          (.48)
                                  ----------------------------------------------------------------------
Total from investment
 operations                           .64             .08            .81              1.36          (.13)
                                  ----------------------------------------------------------------------
Less distributions from:
 Net investment income               (.42)           (.47)          (.47)             (.51)         (.35)
 Realized capital gains                 -               -              -              (.00)(a)      (.01)
                                  ----------------------------------------------------------------------
Total distributions                  (.42)           (.47)          (.47)             (.51)         (.36)
                                  ----------------------------------------------------------------------
Net asset value at end
 of period                        $ 13.58         $ 13.36         $13.75            $13.41        $12.56
                                  ======================================================================
Total return (%)*                    4.81             .64           6.10             11.03         (1.04)
Net assets at end
 of period (000)                  $36,848         $20,166         $7,451            $5,843        $4,756
Ratios to average
 net assets:**
 Expenses (%)(b)                      .79(d)          .75            .75               .75           .75(c)
 Expenses, excluding
  reimbursements (%)(b)               .88             .96           1.14              1.38          1.56(c)
 Net investment income (%)           3.06            3.51           3.41              3.90          4.15(c)
Portfolio turnover (%)                  4              10             11                13            14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $30,042,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.75%.

================================================================================

60 | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING               ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         OCTOBER 1, 2014 -
                                         OCTOBER 1, 2014         MARCH 31, 2015          MARCH 31, 2015
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,018.60                   $2.82

Hypothetical
 (5% return before expenses)                 1,000.00              1,022.14                    2.82

ADVISER SHARES
Actual                                       1,000.00              1,016.60                    4.02

Hypothetical
 (5% return before expenses)                 1,000.00              1,020.94                    4.03

*Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.86% for Fund Shares and 1.66% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT usaa.com                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40857-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
    USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

 ===============================================================

        ANNUAL REPORT
        USAA TAX EXEMPT LONG-TERM FUND
        FUND SHARES o ADVISER SHARES
        MARCH 31, 2015

 ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             16

   Report of Independent Registered
     Public Accounting Firm                                                  17

   Portfolio of Investments                                                  18

   Notes to Portfolio of Investments                                         35

   Financial Statements                                                      37

   Notes to Financial Statements                                             40

EXPENSE EXAMPLE                                                              54

TRUSTEES' AND OFFICERS' INFORMATION                                          56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204977-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is 10 years or more.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF JOHN C. BONNELL]             [PHOTO OF DIEDERIK OLIJSLAGER]
       JOHN C. BONNELL, CFA                   DIEDERIK OLIJSLAGER
       USAA Asset                             USAA Asset
       Management Company                     Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds recorded solid gains during the reporting period ended March 31, 2015, largely due to an imbalance between supply and demand.
    Until the fourth quarter of 2014, there were fewer new issuances of tax-exempt bonds than historically had been the case amid ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refunding bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investor appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

    Another catalyst for municipal bonds was the performance of the U.S. Treasury market, which municipal bonds tend to follow over time. Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) U.S. Treasuries generally outperformed municipal bonds during the reporting period. However, tax-exempt bonds offered more attractive yields. The yield on a 30-year AAA-rated municipal bond was 2.80% at the end of the reporting period, compared to the 2.54% yield on a 30-year

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    U.S. Treasury security. Municipal bond credit spreads narrowed as investors sought higher yields in riskier assets. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 6.79% and 6.44%, respectively, versus an average return of 7.08% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 7.75% for the Lipper General & Insured Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 4.15% and 3.88%, respectively, compared to the Lipper General & Insured Municipal Debt Funds Average of 3.12%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution,

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    not its price appreciation, accounts for the majority of its total returns. Due to the Fund's income orientation, the Fund is generally tilted toward bonds in the BBB and A-rated categories.

    To identify attractive opportunities for the Fund our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

    During the reporting period, we continued to maintain a diversified portfolio of more than 400 longer-term, primarily investment-grade municipal bonds. Our credit analysts continuously monitored the Fund's holdings. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    We appreciate your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (FUND SHARES) (Ticker Symbol: USTEX)

--------------------------------------------------------------------------------
                                             3/31/15                3/31/14
--------------------------------------------------------------------------------
Net Assets                                $2.4 Billion           $2.3 Billion
Net Asset Value Per Share                   $13.78                 $13.45

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.571                 $0.557

Dollar-Weighted Average
Portfolio Maturity(+)                     16.4 Years             16.9 Years

(+)obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
  1 YEAR                               5 YEARS                   10 YEARS
  6.79%                                 6.01%                     4.74%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/15                    EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
         2.23%                                             0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2015

--------------------------------------------------------------------------------
                   TOTAL RETURN    =    DIVIDEND RETURN    +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS              4.74%        =        4.69%          +       0.05%
5 YEARS               6.01%        =        4.48%          +       1.53%
1 YEAR                6.79%        =        4.34%          +       2.45%

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006 - MARCH 31, 2015

                TOTAL RETURN        DIVIDEND RETURN        CHANGE IN SHARE PRICE
3/31/2006          4.18%                4.45%                     -0.27%
3/31/2007          5.33%                4.56%                      0.77%
3/31/2008         -1.98%                4.51%                     -6.49%
3/31/2009         -5.33%                5.06%                    -10.39%
3/31/2010         16.59%                5.88%                     10.71%
3/31/2011         -0.19%                4.70%                     -4.89%
3/31/2012         16.30%                5.15%                     11.15%
3/31/2013          7.11%                4.07%                      3.04%
3/31/2014          0.83%                4.14%                     -3.31%
3/31/2015          6.79%                4.34%                      2.45%

  NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming marginal federal tax
rates of:                            28.00%       36.80%*      38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years           4.69%              6.51%        7.42%        7.66%     8.29%
5 Years            4.48%              6.22%        7.09%        7.32%     7.92%
1 Year             4.34%              6.03%        6.87%        7.09%     7.67%

To match the Fund Shares' closing 30-day SEC Yield of 2.23%, on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:  3.10%        3.53%        3.64%     3.94%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BARCLAYS        USAA TAX EXEMPT     LIPPER GENERAL &
                       MUNICIPAL BOND       LONG-TERM        INSURED MUNICIPAL
                           INDEX           FUND SHARES        DEBT FUNDS INDEX
03/31/05                $10,000.00         $10,000.00            $10,000.00
04/30/05                 10,157.70          10,181.00             10,155.86
05/31/05                 10,229.49          10,266.97             10,234.95
06/30/05                 10,292.96          10,332.98             10,298.44
07/31/05                 10,246.44          10,283.59             10,261.56
08/31/05                 10,349.89          10,393.45             10,366.49
09/30/05                 10,280.18          10,324.45             10,292.80
10/31/05                 10,217.75          10,249.98             10,230.82
11/30/05                 10,266.80          10,287.42             10,277.38
12/31/05                 10,355.09          10,395.41             10,373.23
01/31/06                 10,383.03          10,408.69             10,401.18
02/28/06                 10,452.74          10,499.09             10,482.85
03/31/06                 10,380.65          10,420.69             10,422.39
04/30/06                 10,377.09          10,404.37             10,412.89
05/31/06                 10,423.31          10,450.49             10,465.47
06/30/06                 10,384.07          10,386.68             10,423.46
07/31/06                 10,507.59          10,521.47             10,550.27
08/31/06                 10,663.51          10,682.11             10,707.11
09/30/06                 10,737.68          10,761.10             10,781.20
10/31/06                 10,805.01          10,837.65             10,851.15
11/30/06                 10,895.08          10,954.24             10,942.05
12/31/06                 10,856.58          10,894.12             10,902.55
01/31/07                 10,828.79          10,869.30             10,880.94
02/28/07                 10,971.48          11,011.77             11,011.14
03/31/07                 10,944.43          10,975.03             10,983.12
04/30/07                 10,976.83          11,006.45             11,017.19
05/31/07                 10,928.23          10,952.27             10,970.14
06/30/07                 10,871.60          10,883.45             10,909.21
07/31/07                 10,955.87          10,923.89             10,961.91
08/31/07                 10,908.61          10,754.25             10,857.33
09/30/07                 11,070.02          10,962.10             11,012.06
10/31/07                 11,119.37          11,005.45             11,044.11
11/30/07                 11,190.27          11,011.01             11,062.79
12/31/07                 11,221.33          10,960.81             11,053.35
01/31/08                 11,362.83          11,092.87             11,184.49
02/29/08                 10,842.61          10,433.28             10,613.34
03/31/08                 11,152.51          10,756.92             10,896.13
04/30/08                 11,283.02          10,943.08             11,042.10
05/31/08                 11,351.24          11,048.01             11,126.25
06/30/08                 11,223.12          10,916.73             10,977.21
07/31/08                 11,265.77          10,853.56             10,966.18
08/31/08                 11,397.61          10,960.45             11,068.59
09/30/08                 10,863.12          10,344.58             10,481.59
10/31/08                 10,752.24           9,875.78             10,162.76
11/30/08                 10,786.43           9,774.84             10,044.95
12/31/08                 10,943.68           9,587.28             10,008.45
01/31/09                 11,344.25          10,095.32             10,480.60
02/28/09                 11,403.85          10,178.99             10,584.24
03/31/09                 11,405.94          10,182.98             10,547.50
04/30/09                 11,633.79          10,495.64             10,849.51
05/31/09                 11,756.86          10,835.25             11,099.18
06/30/09                 11,646.72          10,741.28             10,986.02
07/31/09                 11,841.58          10,927.33             11,159.45
08/31/09                 12,044.02          11,196.99             11,443.16
09/30/09                 12,476.25          11,856.84             12,025.67
10/31/09                 12,214.36          11,592.45             11,714.39
11/30/09                 12,315.28          11,604.49             11,750.05
12/31/09                 12,356.90          11,704.74             11,860.05
01/31/10                 12,421.26          11,775.66             11,918.40
02/28/10                 12,541.65          11,879.35             12,030.81
03/31/10                 12,511.63          11,872.53             12,039.45
04/30/10                 12,663.68          12,026.41             12,197.50
05/31/10                 12,758.66          12,099.88             12,261.79
06/30/10                 12,766.24          12,093.55             12,246.84
07/31/10                 12,925.43          12,247.21             12,392.19
08/31/10                 13,221.36          12,566.82             12,708.72
09/30/10                 13,200.70          12,603.90             12,719.19
10/31/10                 13,164.13          12,565.78             12,692.40
11/30/10                 12,900.90          12,185.55             12,341.91
12/31/10                 12,650.90          11,866.34             12,057.06
01/31/11                 12,557.70          11,681.87             11,906.55
02/28/11                 12,757.62          11,896.84             12,098.58
03/31/11                 12,715.11          11,849.74             12,053.61
04/30/11                 12,942.82          12,077.26             12,255.40
05/31/11                 13,163.99          12,370.60             12,517.14
06/30/11                 13,209.91          12,469.68             12,602.23
07/31/11                 13,344.72          12,637.55             12,735.81
08/31/11                 13,573.03          12,785.37             12,906.92
09/30/11                 13,713.34          13,046.93             13,100.95
10/31/11                 13,662.36          13,012.06             13,060.23
11/30/11                 13,743.07          13,079.89             13,113.91
12/31/11                 14,004.51          13,348.73             13,378.08
01/31/12                 14,328.39          13,777.43             13,797.78
02/29/12                 14,342.51          13,825.51             13,839.02
03/31/12                 14,249.32          13,783.37             13,774.24
04/30/12                 14,413.71          13,941.84             13,952.09
05/31/12                 14,533.36          14,101.29             14,099.60
06/30/12                 14,517.75          14,118.19             14,093.75
07/31/12                 14,747.84          14,339.36             14,363.19
08/31/12                 14,764.63          14,400.53             14,402.08
09/30/12                 14,853.81          14,483.76             14,499.74
10/31/12                 14,895.73          14,571.68             14,569.51
11/30/12                 15,141.12          14,842.12             14,871.33
12/31/12                 14,953.99          14,654.99             14,650.18
01/31/13                 15,016.27          14,773.86             14,747.73
02/28/13                 15,061.75          14,820.91             14,793.23
03/31/13                 14,996.80          14,761.54             14,712.42
04/30/13                 15,161.19          14,935.77             14,888.32
05/31/13                 14,975.99          14,780.56             14,701.32
06/30/13                 14,551.94          14,229.82             14,157.12
07/31/13                 14,424.71          14,065.74             13,970.01
08/31/13                 14,218.85          13,814.95             13,718.86
09/30/13                 14,524.88          14,189.05             14,046.93
10/31/13                 14,639.63          14,294.34             14,156.91
11/30/13                 14,609.46          14,260.96             14,121.07
12/31/13                 14,572.15          14,247.48             14,087.04
01/31/14                 14,856.04          14,648.54             14,415.21
02/28/14                 15,030.24          14,821.19             14,609.42
03/31/14                 15,055.51          14,883.87             14,664.50
04/30/14                 15,236.40          15,093.16             14,863.66
05/31/14                 15,432.60          15,269.68             15,098.13
06/30/14                 15,445.97          15,302.29             15,095.47
07/31/14                 15,473.17          15,335.02             15,123.71
08/31/14                 15,660.60          15,443.65             15,320.18
09/30/14                 15,676.51          15,504.51             15,384.77
10/31/14                 15,783.97          15,616.95             15,488.76
11/30/14                 15,811.32          15,636.98             15,512.28
12/31/14                 15,890.99          15,747.49             15,625.46
01/31/15                 16,172.65          16,017.84             15,908.13
02/28/15                 16,005.88          15,864.73             15,746.26
03/31/15                 16,052.11          15,895.21             15,800.92

                                   [END CHART]

                       Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper General & Insured Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                  USAA TAX EXEMPT              LIPPER GENERAL &
                    LONG-TERM               INSURED MUNICIPAL DEBT
                   FUND SHARES                  FUNDS AVERAGE
03/31/06              4.43                           3.84
03/31/07              4.44                           3.80
03/31/08              4.90                           4.02
03/31/09              5.72                           4.44
03/31/10              5.07                           4.04
03/31/11              5.07                           4.13
03/31/12              4.36                           3.68
03/31/13              3.87                           3.16
03/31/14              4.14                           3.32
03/31/15              4.15                           3.12

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTELX)

--------------------------------------------------------------------------------
                                       3/31/15                     3/31/14
--------------------------------------------------------------------------------
Net Assets                         $10.9 Million                $7.1 Million
Net Asset Value Per Share             $13.76                       $13.44

LAST 12 MONTHS
Tax-Exempt Dividends Per Share        $0.534                       $0.516

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
      1 YEAR                                           SINCE INCEPTION 8/01/10
      6.44%                                                    5.38%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 3/31/15
--------------------------------------------------------------------------------
  UNSUBSIDIZED            1.70%                SUBSIDIZED            1.97%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS** AS OF 3/31/14
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT           1.07%     AFTER REIMBURSEMENT             0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to August 1, 2014, the Adviser Shares' expense limitation was 0.85% of average net assets.
No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing subsidized 30-day SEC Yield of 1.97% on 3/31/15, and assuming marginal federal tax rates of:
                                               28.00%  36.80%*  38.80%*  43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:            2.74%   3.12%    3.22%    3.48%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA TAX EXEMPT        LIPPER GENERAL &
                 LONG-TERM FUND        INSURED MUNICIPAL      BARCLAYS MUNICIPAL
                 ADVISER SHARES         DEBT FUNDS INDEX          BOND INDEX
07/31/10           $10,000.00              $10,000.00             $10,000.00
08/31/10            10,257.04               10,255.42              10,228.95
09/30/10            10,277.14               10,263.87              10,212.97
10/31/10            10,250.63               10,242.26              10,184.68
11/30/10             9,937.52                9,959.42               9,981.03
12/31/10             9,674.00                9,729.56               9,787.61
01/31/11             9,520.42                9,608.10               9,715.50
02/28/11             9,692.41                9,763.07               9,870.17
03/31/11             9,651.06                9,726.78               9,837.28
04/30/11             9,825.30                9,889.61              10,013.45
05/31/11            10,068.87               10,100.83              10,184.57
06/30/11            10,146.23               10,169.49              10,220.10
07/31/11            10,279.94               10,277.29              10,324.40
08/31/11            10,397.24               10,415.37              10,501.03
09/30/11            10,606.89               10,571.94              10,609.58
10/31/11            10,575.95               10,539.08              10,570.14
11/30/11            10,628.49               10,582.40              10,632.58
12/31/11            10,844.06               10,795.57              10,834.86
01/31/12            11,181.59               11,134.26              11,085.43
02/29/12            11,226.23               11,167.53              11,096.35
03/31/12            11,189.08               11,115.26              11,024.25
04/30/12            11,314.94               11,258.77              11,151.44
05/31/12            11,441.29               11,377.81              11,244.01
06/30/12            11,443.58               11,373.09              11,231.93
07/31/12            11,628.25               11,590.52              11,409.94
08/31/12            11,674.32               11,621.90              11,422.94
09/30/12            11,739.01               11,700.70              11,491.93
10/31/12            11,798.62               11,757.01              11,524.36
11/30/12            12,022.84               12,000.56              11,714.22
12/31/12            11,868.10               11,822.11              11,569.44
01/31/13            11,952.59               11,900.82              11,617.62
02/28/13            11,996.17               11,937.54              11,652.81
03/31/13            11,944.95               11,872.33              11,602.56
04/30/13            12,082.77               12,014.28              11,729.74
05/31/13            11,953.94               11,863.37              11,586.46
06/30/13            11,496.85               11,424.23              11,258.38
07/31/13            11,361.16               11,273.23              11,159.95
08/31/13            11,155.44               11,070.57              11,000.68
09/30/13            11,454.79               11,335.31              11,237.45
10/31/13            11,536.87               11,424.06              11,326.23
11/30/13            11,506.92               11,395.14              11,302.88
12/31/13            11,493.04               11,367.68              11,274.02
01/31/14            11,813.88               11,632.49              11,493.66
02/28/14            11,950.53               11,789.21              11,628.43
03/31/14            11,998.07               11,833.67              11,647.98
04/30/14            12,155.13               11,994.38              11,787.93
05/31/14            12,303.46               12,183.59              11,939.72
06/30/14            12,317.71               12,181.44              11,950.07
07/31/14            12,349.97               12,204.23              11,971.12
08/31/14            12,426.09               12,362.77              12,116.12
09/30/14            12,472.82               12,414.90              12,128.43
10/31/14            12,560.55               12,498.81              12,211.57
11/30/14            12,583.06               12,517.79              12,232.73
12/31/14            12,669.17               12,609.13              12,294.37
01/31/15            12,874.70               12,837.23              12,512.28
02/28/15            12,748.80               12,706.60              12,383.26
03/31/15            12,770.41               12,750.71              12,419.02

                                 [END OF CHART]

                       Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper General & Insured Municipal Debt Funds Index and the Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA TAX EXEMPT       LIPPER GENERAL &
                   LONG-TERM FUND       INSURED MUNICIPAL
                   ADVISER SHARES       DEBT FUNDS AVERAGE
03/31/12               4.04                   3.68
03/31/13               3.55                   3.16
03/31/14               3.84                   3.32
03/31/15               3.88                   3.12

                                 [END OF CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

Hospital ................................................... 16.9%
Education .................................................. 11.4%
General Obligation ......................................... 10.7%
Special Assessment/Tax/Fee .................................  8.2%
Electric Utilities .........................................  7.2%
Toll Roads .................................................  6.7%
Airport/Port ...............................................  5.6%
Escrowed Bonds .............................................  4.4%
Nursing/CCRC ...............................................  3.9%
Water/Sewer Utility ........................................  3.6%

You will find a complete list of securities that the Fund owns on pages 18-34.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/15 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                7.9%
AA                                32.7%
A                                 29.7%
BBB                               24.0%
BELOW INVESTMENT-GRADE             3.3%
UNRATED                            2.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-34.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                             TAX-EXEMPT INCOME(1,2)
                             -----------------------
                                     100%
                             -----------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Long-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Long-Term Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    (INS)   Principal and interest payments are insured by one of the following:
            ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., CIFG Assurance, N.A., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    CCD     Community College District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board
    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    PRE     Prerefunded to a date prior to maturity
    USD     Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (95.2%)

              ALABAMA (0.9%)
    $ 4,245   Chatom IDB (INS)                                       5.00%       8/01/2037       $     4,798
      2,500   Montgomery Medical Clinic Board                        4.75        3/01/2031             2,528
      2,500   Montgomery Medical Clinic Board                        4.75        3/01/2036             2,523
      7,000   Port Auth.                                             6.00       10/01/2035             8,278
      2,000   Selma IDB                                              5.80        5/01/2034             2,311
                                                                                                  ----------
                                                                                                      20,438
                                                                                                  ----------
              ARIZONA (2.7%)
      5,000   Apache County IDA                                      4.50        3/01/2030             5,381
      5,000   Goodyear                                               5.63        7/01/2039             5,826
      6,000   Health Facilities Auth.                                5.00        2/01/2042             6,491
      7,000   Maricopa County                                        5.00        6/01/2035             7,919
      1,000   Phoenix Civic Improvement Corp. (INS)                  5.50        7/01/2029             1,262
      1,500   Phoenix Civic Improvement Corp. (INS)                  5.50        7/01/2030             1,907
      6,000   Phoenix IDA(a)                                         5.00        7/01/2044             6,253
      3,000   Pima County IDA                                        4.00        9/01/2029             3,134
      2,685   Pima County IDA                                        4.50        6/01/2030             2,896
      3,000   Pima County IDA                                        5.25       10/01/2040             3,346
      9,325   Univ. Medical Center Corp. (PRE)                       5.00        7/01/2035             9,438
      2,000   Yavapai County IDA                                     5.63        8/01/2033             2,144
      7,500   Yavapai County IDA                                     5.63        8/01/2037             8,035
                                                                                                  ----------
                                                                                                      64,032
                                                                                                  ----------
              ARKANSAS (0.1%)
      1,000   Dev. Finance Auth. (INS)                               4.97(b)     7/01/2028               648
      1,165   Dev. Finance Auth. (INS)                               4.98(b)     7/01/2029               723
      1,150   Dev. Finance Auth. (INS)                               4.99(b)     7/01/2030               668
      2,500   Dev. Finance Auth. (INS)                               5.03(b)     7/01/2036             1,043
                                                                                                  ----------
                                                                                                       3,082
                                                                                                  ----------
              CALIFORNIA (9.6%)
      1,000   Cerritos CCD                                           5.63(b)     8/01/2031               540
      2,500   Cerritos CCD                                           5.67(b)     8/01/2032             1,296
      2,175   Cerritos CCD                                           5.71(b)     8/01/2033             1,086
      1,000   Cerritos CCD                                           5.76(b)     8/01/2034               476
      1,500   Cerritos CCD                                           5.82(b)     8/01/2035               672
      2,200   Cerritos CCD                                           5.88(b)     8/01/2036               946
      8,500   Coachella Valley USD (INS)                             5.95(b)     8/01/2041             2,776
      6,700   Corona-Norco USD (INS)                                 5.50        8/01/2039             7,808

================================================================================

20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 3,000   El Camino CCD                                          5.08%(b)    8/01/2034       $     1,501
      3,000   El Camino CCD                                          5.24(b)     8/01/2038             1,283
     10,000   El Monte Union High School District (INS)              5.75(b)     6/01/2042             3,195
      2,500   Escondido Union High School District (INS)             5.00        6/01/2037             2,789
      2,410   Golden State Tobacco Securitization (INS)              4.55        6/01/2022             2,640
      5,000   Golden State Tobacco Securitization (INS)              4.60        6/01/2023             5,444
      2,000   Golden State Tobacco Securitization                    5.00        6/01/2030             2,292
      5,000   Indio Redevelopment Agency                             5.25        8/15/2035             5,276
     17,025   Inland Empire Tobacco Securitization Auth.             5.75        6/01/2026            17,077
      2,000   Jurupa Public Finance Auth. (INS)                      5.00        9/01/2033             2,236
      1,200   Los Alamitos USD, 5.95%, 8/01/2024                     5.95(c)     8/01/2034               928
      4,500   Los Alamitos USD, 6.05%, 8/01/2024                     6.05(c)     8/01/2042             3,425
      3,000   Monterey Peninsula USD (INS)                           5.50        8/01/2034             3,629
     15,000   Palomar Pomerado Health                                5.13        8/01/2037            16,106
      1,860   Paramount USD                                          6.82(b)     8/01/2034               812
      2,000   Paramount USD                                          6.86(b)     8/01/2035               831
      2,750   Paramount USD                                          6.88(b)     8/01/2036             1,092
      2,750   Paramount USD                                          6.90(b)     8/01/2037             1,049
      6,000   Pollution Control Financing Auth.                      5.00       11/21/2045             6,239
      2,500   Public Works Board                                     5.00       12/01/2029             2,922
      2,610   Public Works Board                                     5.00        4/01/2030             2,696
      2,000   Public Works Board                                     5.00       10/01/2030             2,287
      2,950   Public Works Board                                     5.00        6/01/2031             3,397
      1,110   Public Works Board                                     5.00       10/01/2031             1,264
      2,000   Public Works Board                                     5.00       12/01/2031             2,296
      3,500   Public Works Board                                     5.00       10/01/2039             4,034
      2,560   Sacramento City Schools Joint
                Powers Financing Auth. (INS)                         5.00        3/01/2036             2,850
      2,000   Sacramento City Schools Joint
                Powers Financing Auth. (INS)                         5.00        3/01/2040             2,214
      4,485   San Francisco City and County
                Redevelopment Financing Auth. (INS)                  4.88        8/01/2036             4,550
      3,000   San Marcos Schools Financing Auth. (INS)               5.00        8/15/2040             3,381
     13,605   San Ysidro School District (INS)                       5.58(b)     8/01/2036             5,162
     14,285   San Ysidro School District (INS)                       5.64(b)     8/01/2037             5,190
     15,000   Santa Ana USD (INS)                                    5.45(b)     4/01/2029             8,777
      5,000   Southern California Public Power Auth.                 5.00        7/01/2040             5,709
     24,700   State(d)                                               4.50        8/01/2030            26,248
      5,000   State                                                  5.75        4/01/2031             5,864
        160   State                                                  5.00        2/01/2032               161
      6,000   State                                                  5.00       11/01/2032             6,601
      5,000   State                                                  5.00       12/01/2032             5,517
      8,000   State                                                  5.25        4/01/2035             9,343

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 6,750   State                                                  5.00%       2/01/2038       $     7,711
      8,885   Stockton USD (INS)                                     7.33(b)     8/01/2034             4,239
      2,500   Victor Elementary School District (INS)                5.13        8/01/2034             2,847
      5,180   Washington Township Health Care Dist.                  5.25        7/01/2030             5,646
      5,000   Washington Township Health Care Dist.                  5.50        7/01/2038             5,535
                                                                                                 -----------
                                                                                                     229,885
                                                                                                 -----------
              COLORADO (2.2%)
      3,500   Denver Convention Center Hotel Auth. (INS)             4.75       12/01/2035             3,572
     15,765   Denver Health and Hospital Auth.                       4.75       12/01/2034            16,008
      2,000   E-470 Public Highway Auth.                             5.38        9/01/2026             2,272
     10,000   E-470 Public Highway Auth. (INS)                       5.06(b)     9/01/2035             3,891
      2,500   Educational and Cultural Facilities Auth.              5.25        4/01/2043             2,835
      3,500   Health Facilities Auth.                                5.00        6/01/2029             3,609
      3,000   Health Facilities Auth.                                5.25        6/01/2031             3,094
      2,000   Health Facilities Auth.                                5.00        6/01/2035             2,051
      2,500   Health Facilities Auth.                                5.25        6/01/2036             2,573
      5,000   Health Facilities Auth.                                5.00       12/01/2042             5,437
      5,000   Regional Transportation District                       5.00        6/01/2044             5,665
      2,000   Vista Ridge Metropolitan District (INS)                5.00       12/01/2036             2,005
                                                                                                 -----------
                                                                                                      53,012
                                                                                                 -----------
              CONNECTICUT (0.4%)
      2,500   Health and Educational Facilities Auth. (INS)          5.13        7/01/2030             2,508
      2,000   Health and Educational Facilities Auth.                5.00        7/01/2035             2,266
     47,837   Mashantucket (Western) Pequot Tribe,
                acquired 7/01/2013-3/30/2015; cost $29,270(e),(f)    7.03(g)     7/01/2031             3,827
                                                                                                 -----------
                                                                                                       8,601
                                                                                                 -----------
              DELAWARE (0.2%)
      4,000   EDA                                                    5.40        2/01/2031             4,511
                                                                                                 -----------
              DISTRICT OF COLUMBIA (2.6%)
     12,870   Community Academy Public Charter School,
                Inc. (INS)                                           4.88        5/01/2037             8,681
      1,305   District of Columbia                                   5.00        7/01/2036             1,423
      1,500   District of Columbia                                   5.00        7/01/2042             1,620
      1,700   District of Columbia                                   6.00        7/01/2043             1,998
      1,450   District of Columbia                                   6.00        7/01/2048             1,693
      7,500   Metropolitan Washington Airports Auth.                 5.13       10/01/2034             8,408
      5,000   Metropolitan Washington Airports Auth.                 5.00       10/01/2039             5,735
     10,000   Metropolitan Washington Airports Auth.                 5.63       10/01/2039            11,329
     10,000   Metropolitan Washington Airports Auth.                 5.00       10/01/2053            10,705
     10,000   Washington Convention & Sports Auth.                   5.00       10/01/2040            11,122
                                                                                                 -----------
                                                                                                      62,714
                                                                                                 -----------

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22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              FLORIDA (11.4%)
    $ 7,000   Atlantic Beach Health Care Facilities Auth.            5.63%      11/15/2043       $     7,820
      2,000   Brevard County Health Facilities Auth. (PRE)           7.00        4/01/2039             2,450
     20,000   Brevard County School Board (INS) (PRE)(d)             5.00        7/01/2032            21,947
      1,500   Broward County                                         5.25       10/01/2034             1,685
        350   Broward County School Board (INS)                      5.25        7/01/2027               394
     10,000   Broward County School Board (INS) (PRE)                5.00        7/01/2032            10,968
      2,000   Clearwater                                             5.25       12/01/2039             2,278
      5,675   Department of Children and Family Services             5.00       10/01/2025             5,806
      1,500   Escambia County                                        6.25       11/01/2033             1,757
      1,000   Escambia County Housing Finance Auth. (INS)            5.75        6/01/2031             1,150
      3,950   Gainesville                                            5.25       10/01/2034             4,569
      1,000   Hialeah Gardens Health Care Facilities Auth.
                (LOC - SunTrust Bank)                                5.00        8/15/2037             1,050
        600   Higher Educational Facility Auth.                      5.00        4/01/2032               652
      1,500   Higher Educational Facility Auth.                      5.25        4/01/2042             1,646
      3,500   Highlands County Health Facilities Auth. (PRE)         5.00       11/15/2031             3,603
        625   Hillsborough County (INS)                              5.13        3/01/2020               628
      2,270   Jacksonville                                           5.00       10/01/2029             2,624
      5,750   Jacksonville Economic Dev. Commission                  5.00       11/15/2036             6,014
        500   Lakeland Educational Facility                          5.00        9/01/2037               533
      1,000   Lakeland Educational Facility                          5.00        9/01/2042             1,063
      4,000   Lee County IDA                                         5.75       10/01/2042             4,340
      5,000   Lee County IDA                                         5.50       10/01/2047             5,351
      1,500   Miami (INS)                                            5.00       10/01/2034             1,662
     13,125   Miami (INS)                                            5.25        7/01/2035            14,422
      4,000   Miami (INS)                                            5.25        7/01/2039             4,397
      2,000   Miami Beach                                            5.00        9/01/2040             2,224
      6,875   Miami-Dade County                                      5.00       10/01/2029             7,920
      3,950   Miami-Dade County                                      5.00       10/01/2034             4,542
     23,205   Miami-Dade County                                      5.38       10/01/2035            26,924
      5,000   Miami-Dade County                                      5.00        7/01/2039             5,660
      5,000   Miami-Dade County                                      5.00        7/01/2040             5,557
      1,750   Miami-Dade County                                      5.00       10/01/2043             1,961
      5,000   Miami-Dade County School Board (INS)                   5.25        2/01/2027             5,484
      5,000   Miami-Dade County School Board (INS)                   5.00        5/01/2033             5,476
      2,500   Municipal Loan Council (INS)                           5.25       10/01/2033             2,877
      5,000   Orange County (INS)                                    5.00       10/01/2031             5,287
      3,000   Orange County Health Facilities Auth.                  5.25       10/01/2035             3,273
      6,255   Orange County Health Facilities Auth.                  5.13       11/15/2039             6,421
     12,170   Orange County School Board (INS) (PRE)                 5.00        8/01/2031            12,928
      5,000   Orange County School Board (INS) (PRE)                 5.00        8/01/2032             5,493
     10,000   Orange County School Board (INS)                       5.50        8/01/2034            11,290

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 2,000   Orlando-Orange County Expressway Auth.                 5.00%       7/01/2035       $     2,266
      6,000   Orlando-Orange County Expressway Auth.                 5.00        7/01/2035             6,797
     10,000   Palm Beach County                                      5.00       10/01/2031            11,622
      1,000   Pinellas County Educational Facilities Auth.           5.00       10/01/2027             1,115
      1,000   Pinellas County Educational Facilities Auth.           5.25       10/01/2030             1,120
      3,650   Pinellas County Educational Facilities Auth.           6.00       10/01/2041             4,172
      4,000   Port St. Lucie Utility System (INS)                    4.64(b)     9/01/2032             1,822
      4,000   Port St. Lucie Utility System (INS)                    4.65(b)     9/01/2033             1,737
      1,000   Sarasota County Public Hospital District               5.63        7/01/2039             1,115
      3,000   St. Petersburg Health Facilities Auth.                 6.50       11/15/2039             3,561
      3,400   Sumter County (INS)                                    5.00        6/01/2036             3,556
      2,200   Tampa Housing Auth.                                    4.85        7/01/2036             2,231
      3,050   Tampa-Hillsborough County Expressway Auth.             5.00        7/01/2042             3,413
      2,350   Volusia County Educational Facilities Auth. (INS)      5.00       10/15/2029             2,649
      2,000   Volusia County Educational Facilities Auth.            5.00       10/15/2045             2,216
      1,165   West Palm Beach Community Redevelopment Agency         5.00        3/01/2029             1,181
                                                                                                 -----------
                                                                                                     272,699
                                                                                                 -----------
              GEORGIA (1.6%)
      3,500   Atlanta Airport                                        5.00        1/01/2035             3,956
     10,000   Burke County Dev. Auth.                                7.00        1/01/2023            11,502
      4,000   Dahlonega Downtown Dev. Auth. (INS)                    5.00        7/01/2040             4,506
      4,000   Glynn-Brunswick Memorial Hospital Auth.                5.63        8/01/2034             4,460
      1,600   Private Colleges & Universities Auth.                  5.00       10/01/2032             1,748
     10,000   Savannah EDA                                           6.15        3/01/2017            10,681
      1,000   Thomasville Hospital Auth.                             5.25       11/01/2035             1,137
      1,250   Thomasville Hospital Auth.                             5.38       11/01/2040             1,421
                                                                                                 -----------
                                                                                                      39,411
                                                                                                 -----------
              HAWAII (0.3%)
      6,000   State                                                  6.50        7/01/2039             6,968
                                                                                                 -----------
              IDAHO (0.1%)
      1,500   Health Facilities Auth. (INS)                          5.00        7/01/2035             1,671
                                                                                                 -----------
              ILLINOIS (11.2%)
        520   Chicago (INS)                                          5.25        1/01/2029               522
      4,033   Chicago                                                6.75       12/01/2032             4,051
      4,000   Chicago                                                5.00        1/01/2044             4,389
      3,000   Chicago                                                5.00       11/01/2044             3,348
      5,000   Chicago-O'Hare International Airport                   5.75        1/01/2039             5,823
      5,000   Chicago-O'Hare International Airport                   5.75        1/01/2043             5,649
      2,000   Finance Auth.                                          5.00        4/01/2026             2,008
      5,000   Finance Auth.                                          5.50        8/15/2028             5,585
      2,500   Finance Auth. (INS) (PRE)                              5.75       11/01/2028             2,898
     14,000   Finance Auth.                                          3.90        3/01/2030            14,461

================================================================================

24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 5,000   Finance Auth. (PRE)                                    7.25%      11/01/2030       $     6,058
      4,500   Finance Auth.                                          5.00        4/01/2031             4,507
      7,565   Finance Auth.                                          5.50        4/01/2032             7,795
      8,000   Finance Auth.                                          6.00       10/01/2032             9,696
     13,275   Finance Auth.                                          4.50       11/15/2032            13,450
      6,000   Finance Auth.                                          4.00        2/01/2033             6,165
      5,000   Finance Auth.                                          5.75       10/01/2035             5,625
      7,000   Finance Auth.                                          5.00        4/01/2036             6,982
      3,000   Finance Auth.                                          5.00       11/15/2038             3,371
     20,000   Finance Auth.                                          5.38        8/15/2039            21,746
      1,205   Finance Auth.                                          5.25       10/01/2039             1,290
      5,000   Finance Auth.                                          6.00        7/01/2043             6,046
      2,000   Finance Auth.(h)                                       5.00        8/15/2044             2,187
      2,500   Housing Dev. Auth.                                     4.85        1/01/2037             2,532
      5,000   Metropolitan Pier and Exposition Auth. (INS)           5.50        6/15/2020             5,440
      2,500   Metropolitan Pier and Exposition Auth. (INS)           5.55        6/15/2021             2,712
     10,000   Railsplitter Tobacco Settlement Auth.                  5.50        6/01/2023            11,813
     23,980   Regional Transportation Auth. (INS)                    5.75        6/01/2020            28,844
     37,550   Regional Transportation Auth. (INS)                    6.50        7/01/2030            53,025
      8,000   State (INS)                                            5.00        4/01/2029             8,738
      1,000   Univ. of Illinois                                      5.13        4/01/2036             1,121
      7,676   Village of Gilberts (INS)                              4.75        3/01/2030             7,683
      1,525   Village of Montgomery Kane and Kendall
                Counties (INS)                                       4.70        3/01/2030             1,531
      1,500   Village of Round Lake (INS)                            4.70        3/01/2033             1,524
                                                                                                 -----------
                                                                                                     268,615
                                                                                                 -----------
              INDIANA (1.6%)
      3,440   Finance Auth.                                          5.00       10/01/2033             3,601
      5,000   Finance Auth.                                          5.00        6/01/2039             5,377
      1,495   Finance Auth.                                          5.00        2/01/2040             1,643
      4,000   Finance Auth.                                          5.00       10/01/2044             4,296
      6,000   Indianapolis (INS)                                     5.50        1/01/2038             6,855
      7,000   Richmond Hospital Auth.                                5.00        1/01/2039             7,784
      7,500   Rockport (INS)                                         4.63        6/01/2025             7,952
                                                                                                 -----------
                                                                                                      37,508
                                                                                                 -----------
              IOWA (0.4%)
      5,000   Finance Auth. (INS)                                    4.75       12/01/2031             5,048
      5,000   Finance Auth. (INS)                                    5.00       12/01/2039             5,059
                                                                                                 -----------
                                                                                                      10,107
                                                                                                 -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              KANSAS (0.8%)
    $ 9,000   Burlington (INS)                                       4.85%       6/01/2031       $     9,345
      7,150   Wyandotte County                                       6.07(b)     6/01/2021             5,166
      3,415   Wyandotte County                                       5.00        9/01/2032             3,895
                                                                                                 -----------
                                                                                                      18,406
                                                                                                 -----------
              KENTUCKY (0.5%)
      1,000   Economic Dev. Finance Auth. (INS)                      6.00       12/01/2033             1,079
      4,000   Economic Dev. Finance Auth. (INS)                      6.00       12/01/2038             4,323
      5,000   Municipal Power Agency (INS)                           5.00        9/01/2037             5,389
      2,000   Owen County                                            6.25        6/01/2039             2,292
                                                                                                 -----------
                                                                                                      13,083
                                                                                                 -----------
              LOUISIANA (1.9%)
      2,500   Lafayette Public Trust Financing Auth. (INS)           5.50       10/01/2035             2,882
      3,750   Local Government Environmental Facilities and
               Community Dev. Auth.                                  6.50        8/01/2029             4,492
     25,000   Parish of St. John the Baptist                         5.13        6/01/2037            26,348
     10,000   Public Facilities Auth.                                5.00        6/01/2030            10,273
      1,500   Tobacco Settlement Financing Corp.                     5.25        5/15/2035             1,715
                                                                                                 -----------
                                                                                                      45,710
                                                                                                 -----------
              MARYLAND (0.6%)
      2,500   EDC                                                    6.20        9/01/2022             2,957
      5,000   Health and Higher Educational Facilities Auth.         5.75        1/01/2033             5,422
      6,000   Health and Higher Educational Facilities Auth.         5.75        1/01/2038             6,497
                                                                                                 -----------
                                                                                                      14,876
                                                                                                 -----------
              MASSACHUSETTS (1.3%)
      2,000   Dev. Finance Agency (INS)                              5.25        3/01/2026             2,076
      2,000   Dev. Finance Agency (INS)                              5.00        3/01/2036             2,023
      4,000   Dev. Finance Agency                                    5.50        7/01/2044             4,413
     10,000   Health and Educational Facilities Auth.                6.25        7/01/2030            11,727
      3,500   Health and Educational Facilities Auth.                5.00        7/15/2032             3,589
      1,250   Health and Educational Facilities Auth.                5.00        7/01/2033             1,256
        500   Health and Educational Facilities Auth.                5.00        7/15/2037               511
      5,000   School Building Auth. (INS)                            4.75        8/15/2032             5,383
                                                                                                 -----------
                                                                                                      30,978
                                                                                                 -----------
              MICHIGAN (1.5%)
     59,395   Building Auth. (INS)                                   5.01(b)    10/15/2030            28,160
      4,500   Lansing Board of Water & Light                         5.00        7/01/2037             5,072
      3,000   Strategic Fund                                         5.63        7/01/2020             3,552
                                                                                                 -----------
                                                                                                      36,784
                                                                                                 -----------

================================================================================

26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              MINNESOTA (0.4%)
    $ 4,000   Chippewa County                                        5.50%       3/01/2037       $     4,154
      2,500   Higher Education Facilities Auth.                      5.00       10/01/2039             2,816
      3,000   St. Louis Park                                         5.75        7/01/2030             3,385
                                                                                                 -----------
                                                                                                      10,355
                                                                                                 -----------
              MISSISSIPPI (0.5%)
      1,000   Hospital Equipment and Facilities Auth.                5.25       12/01/2026             1,036
      8,750   Warren County                                          4.80        8/01/2030             8,749
      3,000   Warren County                                          5.38       12/01/2035             3,389
                                                                                                 -----------
                                                                                                      13,174
                                                                                                 -----------
              MISSOURI (1.8%)
     20,000   Cape Girardeau County IDA                              5.00        6/01/2036            18,405
      1,000   Cape Girardeau County IDA                              5.75        6/01/2039             1,142
      8,000   Cass County                                            5.63        5/01/2038             8,144
      2,000   Dev. Finance Board                                     5.00        6/01/2035             2,016
      7,500   Health and Educational Facilities Auth.                5.50       11/15/2033             8,418
      5,000   St. Louis County IDA                                   5.88        9/01/2043             5,720
                                                                                                 -----------
                                                                                                      43,845
                                                                                                 -----------
              MONTANA (0.7%)
      6,500   Forsyth (INS)                                          4.65        8/01/2023             6,838
      4,000   Forsyth                                                3.90        3/01/2031             4,119
      5,000   Forsyth                                                5.00        5/01/2033             5,728
                                                                                                 -----------
                                                                                                      16,685
                                                                                                 -----------
              NEBRASKA (0.6%)
        975   Douglas County Hospital Auth. (PRE)                    6.13        8/15/2031             1,100
      1,275   Douglas County Hospital Auth.                          6.13        8/15/2031             1,404
     10,000   Omaha Public Power District                            5.25        2/01/2046            11,708
                                                                                                 -----------
                                                                                                      14,212
                                                                                                 -----------
              NEVADA (1.9%)
      4,000   Clark County (INS)                                     5.00        7/01/2026             4,548
     11,000   Clark County                                           5.13        7/01/2034            12,432
      5,000   Clark County (INS)                                     5.25        7/01/2039             5,665
     12,410   Clark County EDC                                       5.00        5/15/2029            12,940
     10,420   Truckee Meadows Water Auth. (INS)                      4.88        7/01/2034            10,876
                                                                                                 -----------
                                                                                                      46,461
                                                                                                 -----------
              NEW JERSEY (2.0%)
      6,000   EDA                                                    5.00        9/01/2024             6,580
      2,000   EDA                                                    5.00        6/15/2028             2,217
     10,000   EDA                                                    5.00        6/15/2040            10,708

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $11,475   Health Care Facilities Financing Auth.                 5.00%       7/01/2029       $    11,966
     15,000   Health Care Facilities Financing Auth.                 5.63        7/01/2032            17,474
                                                                                                 -----------
                                                                                                      48,945
                                                                                                 -----------
              NEW MEXICO (1.6%)
     32,380   Farmington                                             4.88        4/01/2033            33,233
      5,000   Farmington                                             5.90        6/01/2040             5,610
                                                                                                 -----------
                                                                                                      38,843
                                                                                                 -----------
              NEW YORK (3.0%)
      2,040   Buffalo and Erie County Industrial Land Dev. Corp.     5.38       10/01/2041             2,294
         20   Dormitory Auth. (ETM)                                  6.00        8/15/2016                22
      8,635   Dormitory Auth.                                        6.00        8/15/2016             8,994
      1,785   Dormitory Auth. (PRE)                                  5.25        7/01/2024             1,927
      2,250   Dormitory Auth.                                        5.25        7/01/2029             2,455
     16,130   Liberty Dev. Corp.                                     5.25       10/01/2035            19,544
      5,000   MTA                                                    3.55(b)    11/15/2032             2,765
         60   New York City                                          5.88        8/01/2019                60
      5,000   New York City                                          5.13       12/01/2028             5,562
      1,500   New York City Municipal Water Finance Auth.            5.00        6/15/2037             1,659
      7,500   New York City Transitional Finance Auth.               5.00        1/15/2034             8,235
      5,000   Triborough Bridge and Tunnel Auth.                     3.62(b)    11/15/2031             2,834
     10,000   Triborough Bridge and Tunnel Auth.                     5.00       11/15/2031            11,124
      3,000   Triborough Bridge and Tunnel Auth.                     3.66(b)    11/15/2032             1,605
      2,500   Triborough Bridge and Tunnel Auth.                     3.70(b)    11/15/2032             1,392
      2,000   Troy Capital Resource Corp.                            5.00        9/01/2030             2,258
                                                                                                 -----------
                                                                                                      72,730
                                                                                                 -----------
              NORTH CAROLINA (1.1%)
     10,000   Capital Facilities Finance Agency                      4.63       11/01/2040            10,867
      3,750   Charlotte-Mecklenburg Hospital Auth.                   5.25        1/15/2034             4,195
      5,000   Columbus County Industrial Facilities &
                Pollution Control Financing Auth.                    6.25       11/01/2033             5,857
      5,250   State Medical Care Commission                          5.00        7/01/2033             5,490
                                                                                                 -----------
                                                                                                      26,409
                                                                                                 -----------
              NORTH DAKOTA (0.4%)
      4,685   Fargo                                                  6.25       11/01/2031             5,806
      2,500   McLean County                                          4.88        7/01/2026             2,764
                                                                                                 -----------
                                                                                                       8,570
                                                                                                 -----------

================================================================================

28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              OHIO (1.4%)
    $ 6,000   Air Quality Dev. Auth.                                 5.70%       8/01/2020       $     6,969
     10,000   Buckeye Tobacco Settlement Financing Auth.             5.88        6/01/2030             8,510
     10,000   Buckeye Tobacco Settlement Financing Auth.             5.75        6/01/2034             8,139
      1,000   Cleveland (INS)                                        5.00        1/01/2031             1,112
      4,640   Higher Education Facility Commission (INS)             5.00        5/01/2036             4,693
      2,000   Lake County                                            5.63        8/15/2029             2,247
      2,000   State Turnpike Commission                              5.25        2/15/2033             2,326
                                                                                                 -----------
                                                                                                      33,996
                                                                                                 -----------
              OKLAHOMA (0.7%)
      4,200   Comanche County Hospital Auth.                         5.00        7/01/2032             4,463
      8,695   Norman Regional Hospital Auth.                         5.38        9/01/2036             8,960
      2,675   Tulsa Industrial Auth.                                 5.00       10/01/2037             2,811
                                                                                                 -----------
                                                                                                      16,234
                                                                                                 -----------
              OREGON (0.1%)
      1,295   Keizer                                                 5.20        6/01/2031             1,426
                                                                                                 -----------
              PENNSYLVANIA (1.7%)
        750   Allegheny County Higher Education Building Auth.       5.50        3/01/2031               857
        745   Allegheny County IDA                                   5.13        9/01/2031               751
      4,000   Allegheny County Sanitary Auth. (INS)                  5.00        6/01/2040             4,566
      7,000   Economic Dev. Financing Auth.                          4.00       10/01/2023             7,690
      1,870   Erie Parking Auth. (INS)                               5.13        9/01/2032             2,078
      2,295   Erie Parking Auth. (INS)                               5.20        9/01/2035             2,558
      1,970   Higher Educational Facilities Auth.                    5.25        7/15/2033             2,203
      2,750   Higher Educational Facilities Auth.                    5.50        7/15/2038             3,092
      1,250   State Turnpike Commission, 5.00%, 12/01/2018           4.12(c)    12/01/2033             1,203
     10,000   Turnpike Commission                                    5.25       12/01/2044            11,486
      3,200   Washington County IDA                                  5.00       11/01/2036             3,574
                                                                                                 -----------
                                                                                                      40,058
                                                                                                 -----------
              PUERTO RICO (0.1%)
      2,000   Industrial, Tourist, Educational, Medical,
                Environmental Control Facilities Financing Auth.     5.38        4/01/2042             1,729
                                                                                                 -----------
              RHODE ISLAND (1.3%)
      5,700   EDC (INS)                                              5.00        7/01/2031             5,824
     12,185   EDC (INS)                                              5.00        7/01/2036            12,430
      2,000   Health and Educational Building Corp.                  6.00        9/01/2033             2,259
        245   Housing and Mortgage Finance Corp.                     6.85       10/01/2024               246
      9,950   Housing and Mortgage Finance Corp.                     4.85        4/01/2033             9,961
                                                                                                 -----------
                                                                                                      30,720
                                                                                                 -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA (0.5%)
    $ 2,250   Greenwood County                                       5.38%      10/01/2039       $     2,521
     10,000   Jobs EDA (INS)                                         4.60        4/01/2027            10,060
                                                                                                 -----------
                                                                                                      12,581
                                                                                                 -----------
              SOUTH DAKOTA (0.5%)
        500   Educational Enhancement Funding Corp.                  5.00        6/01/2027               568
      2,500   Health and Educational Facilities Auth.                5.25       11/01/2029             2,829
      3,000   Health and Educational Facilities Auth.                5.25        7/01/2038             3,258
      4,000   Health and Educational Facilities Auth.                5.00        7/01/2042             4,460
                                                                                                 -----------
                                                                                                      11,115
                                                                                                 -----------
              TENNESSEE (1.2%)
      4,240   Jackson                                                5.50        4/01/2033             4,679
      3,000   Johnson City Health and Educational Facilities Board   5.50        7/01/2031             3,164
      5,000   Johnson City Health and Educational Facilities Board   5.50        7/01/2036             5,269
      2,000   Johnson City Health and Educational Facilities Board   5.00        8/15/2042             2,197
      4,155   Knox County Health, Educational and Housing
                Facilities Board                                     5.02(b)     1/01/2036             1,489
      4,000   Knox County Health, Educational and Housing
                Facilities Board                                     5.03(b)     1/01/2037             1,359
     11,075   Sullivan County Health Educational & Housing
                Facilities Board                                     5.25        9/01/2036            11,550
                                                                                                 -----------
                                                                                                      29,707
                                                                                                 -----------
              TEXAS (18.6%)
     19,500   Bell County Health Facilities Dev. Corp. (ETM)         6.50        7/01/2019            22,353
      1,520   Bexar County                                           5.00        7/01/2033             1,572
      1,795   Bexar County                                           5.00        7/01/2037             1,855
      6,000   Central Texas Regional Mobility Auth.                  5.75        1/01/2031             6,982
      2,500   Central Texas Regional Mobility Auth.                  5.00        1/01/2042             2,714
      1,000   Clifton Higher Education Finance Corp.                 6.00        8/15/2033             1,211
      4,250   Clifton Higher Education Finance Corp. (NBGA)          5.00        8/15/2039             4,872
      2,750   Clifton Higher Education Finance Corp.                 6.00        8/15/2043             3,328
      5,000   Cypress-Fairbanks ISD (NBGA)                           5.00        2/15/2035             5,365
      4,000   Dallas/Fort Worth International Airport                5.00       11/01/2034             4,526
     12,100   Denton ISD (NBGA)                                      5.16(b)     8/15/2028             6,487
     13,885   Denton ISD (NBGA)                                      5.18(b)     8/15/2029             7,055
     11,220   Denton ISD (NBGA)                                      5.20(b)     8/15/2030             5,397
     15,645   Denton ISD (NBGA)                                      5.22(b)     8/15/2031             7,121
      5,000   Duncanville ISD (NBGA)                                 4.63        2/15/2029             5,164
      2,240   Eagle Mountain-Saginaw ISD (NBGA)                      4.50        8/15/2033             2,340
      9,155   Ennis ISD (NBGA)                                       4.70(b)     8/15/2034             3,810
      9,155   Ennis ISD (NBGA)                                       4.71(b)     8/15/2035             3,625

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 9,000   Fort Worth                                             6.00%       3/01/2029       $    10,570
      8,085   Fort Worth                                             6.25        3/01/2033             9,520
      3,885   Guadalupe-Blanco River Auth. (INS)                     5.00        5/15/2039             4,171
        795   Harlandale ISD (PRE)                                   4.75        8/15/2036               843
      2,205   Harlandale ISD (PRE)                                   4.75        8/15/2036             2,339
      4,900   Harris County                                          4.75       10/01/2031             5,187
      6,100   Harris County Cultural Education
                Facilities Finance Corp.                             5.00        6/01/2038             6,552
      4,000   Harris County Education Facilities Finance Corp.       5.25       10/01/2029             4,587
      1,500   Harris County Health Facilities Dev. Corp. (PRE)       7.25       12/01/2035             1,834
      7,000   Harris County IDC                                      5.00        2/01/2023             7,789
      1,000   Hopkins County Hospital District                       5.75        2/15/2028             1,028
      3,715   Houston                                                5.00        9/01/2040             4,178
     12,500   Houston Airport System                                 5.50        7/01/2034            14,146
     10,000   Houston Higher Education Finance Corp.                 5.00        9/01/2042            10,884
     22,000   Houston ISD (NBGA)                                     5.00        2/15/2033            23,604
      2,390   Irving                                                 5.00        8/15/2043             2,483
        760   Irving ISD (NBGA) (PRE)                                5.38(b)     2/15/2028               401
      4,240   Irving ISD (NBGA)                                      5.38(b)     2/15/2028             2,229
     22,000   Judson ISD (NBGA)(d)                                   4.50        2/01/2035            23,139
      6,000   Karnes County Hospital District                        5.00        2/01/2044             6,380
      3,000   Laredo CCD (INS)                                       5.25        8/01/2035             3,443
      5,300   Matagorda County                                       6.30       11/01/2029             6,109
      3,615   Matagorda County                                       4.00        6/01/2030             3,737
      6,000   Matagorda County                                       4.00        6/01/2030             6,203
      4,235   Mesquite Health Facilities Dev. Corp.                  5.63        2/15/2035             4,277
        700   Midlothian Dev. Auth.                                  5.13       11/15/2026               710
      5,000   North Fort Bend Water Auth.                            5.00       12/15/2036             5,587
      3,000   North Texas Tollway Auth.                              5.63        1/01/2028             3,300
      5,000   North Texas Tollway Auth.                              5.63        1/01/2033             5,526
     15,000   North Texas Tollway Auth.                              5.63        1/01/2033            16,579
     15,000   North Texas Tollway Auth.                              5.75        1/01/2033            16,608
      3,000   North Texas Tollway Auth.                              7.55(b)     9/01/2037             1,047
     12,500   North Texas Tollway Auth.                              5.75        1/01/2040            13,872
      1,000   San Leanna Education Facilities Corp.                  5.13        6/01/2026             1,049
      1,815   San Leanna Education Facilities Corp.                  5.13        6/01/2027             1,900
      6,025   San Leanna Education Facilities Corp.                  4.75        6/01/2032             6,203
      2,395   San Leanna Education Facilities Corp.                  5.13        6/01/2036             2,493
        180   State (PRE)                                            4.50        4/01/2033               194
      4,820   State                                                  4.50        4/01/2033             5,127
     18,530   State Turnpike Auth. (INS)                             5.25(b)     8/15/2030            10,164
      1,100   Tarrant County Cultural Education
                Facilities Finance Corp.                             6.00       11/15/2026             1,161

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
    $ 6,315   Tarrant County Cultural Education
                Facilities Finance Corp.                             5.63%      11/15/2027       $     6,533
      4,000   Tarrant County Cultural Education
                Facilities Finance Corp.                             6.00       11/15/2036             4,196
     15,000   Tarrant County Cultural Education
                Facilities Finance Corp.                             5.13        5/15/2037            15,173
      4,000   Tarrant County Cultural Education
                Facilities Finance Corp.                             5.75       11/15/2037             4,110
      3,850   Transportation Commission                              5.00        8/15/2041             4,283
      6,500   Transportation Commission                              5.00        8/15/2042             7,164
     22,000   Tyler Health Facilities Dev. Corp.                     5.25       11/01/2032            23,207
     10,000   Tyler Health Facilities Dev. Corp.                     5.00        7/01/2033            10,413
      1,230   Tyler Health Facilities Dev. Corp.                     5.38       11/01/2037             1,299
      1,000   Uptown Dev. Auth.                                      5.50        9/01/2029             1,112
      3,000   Weatherford ISD (NBGA)                                 4.83(b)     2/15/2027             1,759
      2,500   Weatherford ISD (NBGA)                                 4.84(b)     2/15/2028             1,394
      6,360   West Harris County Regional Water Auth. (INS)          4.70       12/15/2030             6,723
      4,770   Wood County Central Hospital District                  6.00       11/01/2041             5,401
                                                                                                 -----------
                                                                                                     445,697
                                                                                                 -----------
              VIRGINIA (1.4%)
     11,280   College Building Auth.                                 5.00        6/01/2026            11,530
      5,000   College Building Auth.                                 5.00        6/01/2029             5,102
        880   College Building Auth. (PRE)                           5.00        6/01/2036               928
      1,437   Farms of New Kent Community Dev. Auth.,
                acquired 10/23/2007; cost $1,337(e),(i)              5.13        3/01/2036               359
      8,665   Farms of New Kent Community Dev. Auth.,
                acquired 9/08/2006-10/11/2007; cost $8,323(e),(i)    5.45        3/01/2036             2,167
      2,000   Farms of New Kent Community Dev. Auth.,
                acquired 11/15/2007; cost $1,870(e),(i)              5.80        3/01/2036               500
      3,749   Lewistown Commerce Center Community Dev. Auth.         6.05        3/01/2044             3,120
      1,831   Lewistown Commerce Center Community Dev. Auth.         6.05        3/01/2044             1,819
      5,933   Lewistown Commerce Center Community Dev. Auth.,
                acquired 10/12/2007; cost $5,933(e)                  6.05        3/01/2054               298
      5,000   Small Business Financing Auth.                         5.25        9/01/2037             5,251
      1,912   Watkins Centre Community Dev. Auth.                    5.40        3/01/2020             1,929
                                                                                                 -----------
                                                                                                      33,003
                                                                                                 -----------
              WASHINGTON (0.1%)
      2,500   Health Care Facilities Auth. (INS)                     6.00        8/15/2039             2,929
                                                                                                 -----------

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              WISCONSIN (1.2%)
    $ 5,000   Health & Educational Facilities Auth.                  5.75%      11/15/2030       $     5,790
     10,600   Health & Educational Facilities Auth.                  5.38        2/15/2034            10,851
      2,500   Health & Educational Facilities Auth.                  5.38        8/15/2037             2,830
      7,800   Kaukauna (INS)                                         5.00       12/15/2035             8,808
                                                                                                 -----------
                                                                                                      28,279
                                                                                                 -----------
              WYOMING (0.5%)
      2,360   Municipal Power Agency                                 5.50        1/01/2033             2,607
      2,300   Municipal Power Agency                                 5.50        1/01/2038             2,540
      6,000   Sweetwater County                                      5.25        7/15/2026             6,901
                                                                                                 -----------
                                                                                                      12,048
                                                                                                 -----------
              Total Fixed-Rate Instruments (cost: $2,131,518)                                      2,282,842
                                                                                                 -----------

              PUT BONDS (0.8%)

              ARIZONA (0.2%)
      5,000   Health Facilities Auth.                                1.87        2/01/2048             5,118
                                                                                                 -----------
              FLORIDA (0.2%)
      4,000   Putnam County Dev. Auth. (INS)                         5.35        3/15/2042             4,490
                                                                                                 -----------
              LOUISIANA (0.3%)
      6,750   St. Charles Parish                                     4.00       12/01/2040             7,386
                                                                                                 -----------
              WEST VIRGINIA (0.1%)
      2,000   EDA                                                    5.38       12/01/2038             2,212
                                                                                                 -----------
              Total Put Bonds (cost: $17,750)                                                         19,206
                                                                                                 -----------

              ADJUSTABLE-RATE NOTES (0.8%)

              NEW JERSEY (0.8%)
     20,000   EDA (cost: $20,000)                                    1.62        3/01/2028            19,666
                                                                                                 -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (2.2%)

              CALIFORNIA (0.1%)
    $ 2,000   Victorville Joint Powers Financing Auth.
                (LOC - BNP Paribas)                                  1.04%       5/01/2040        $    2,000
                                                                                                  ----------
              ILLINOIS (1.3%)
     31,420   Finance Auth. (LIQ) (LOC - Deutsche Bank A.G.)(a)      0.14       11/01/2039            31,420
                                                                                                  ----------
              LOUISIANA (0.8%)
      1,800   St. James Parish                                       0.18       11/01/2040             1,800
     16,235   St. James Parish                                       0.20       11/01/2040            16,235
                                                                                                  ----------
                                                                                                      18,035
                                                                                                  ----------
              Total Variable-Rate Demand Notes (cost: $51,455)                                        51,455
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $2,220,723)                                                $2,373,169
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)              (LEVEL 2)          (LEVEL 3)
                                       QUOTED PRICES      OTHER SIGNIFICANT        SIGNIFICANT
                                   IN ACTIVE MARKETS             OBSERVABLE       UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                 INPUTS             INPUTS         TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-             $2,282,842                 $-    $2,282,842
Put Bonds                                          -                 19,206                  -        19,206
Adjustable-Rate Notes                              -                 19,666                  -        19,666
Variable-Rate Demand Notes                         -                 51,455                  -        51,455
------------------------------------------------------------------------------------------------------------
Total                                             $-             $2,373,169                 $-    $2,373,169
------------------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a)   Restricted security that is not registered under the Securities
          Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (d) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2015, was $7,151,000, which represented 0.3% of the Fund's net assets.

    (f) Pay-in-kind (PIK) - Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (g)   Up to 6.05% of the 7.03% coupon may be PIK.

    (h) At March 31, 2015, the aggregate market value of securities purchased on a delayed delivery basis was $2,187,000, all of which were when-issued securities.

    (i) At March 31, 2015, the issuer was in default with respect to interest and/or principal payments.

    See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,220,723)                       $2,373,169
   Receivables:
       Capital shares sold                                                                      589
       USAA Asset Management Company (Note 6C)                                                4,274
       USAA Transfer Agency Company (Note 6D)                                                     1
       Interest                                                                              30,565
                                                                                         ----------
           Total assets                                                                   2,408,598
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                   3,550
       Capital shares redeemed                                                                  543
       Dividends on capital shares                                                            1,908
       Bank overdraft                                                                         4,015
   Accrued management fees                                                                      569
   Accrued transfer agent's fees                                                                 12
   Other accrued expenses and payables                                                          201
                                                                                         ----------
       Total liabilities                                                                     10,798
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $2,397,800
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $2,305,795
   Undistributed net investment income                                                        1,230
   Accumulated net realized loss on investments                                             (61,671)
   Net unrealized appreciation of investments                                               152,446
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $2,397,800
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $2,386,904/173,244 shares outstanding)                 $    13.78
                                                                                         ==========
       Adviser Shares (net assets of $10,896/792 shares outstanding)                     $    13.76
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $111,512
                                                                                         --------
EXPENSES
   Management fees                                                                          7,620
   Administration and servicing fees:
       Fund Shares                                                                          3,492
       Adviser Shares                                                                          15
   Transfer agent's fees:
       Fund Shares                                                                            886
       Adviser Shares                                                                           4
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                          26
   Custody and accounting fees:
       Fund Shares                                                                            360
       Adviser Shares                                                                           1
   Postage:
       Fund Shares                                                                             58
   Shareholder reporting fees:
       Fund Shares                                                                             47
   Trustees' fees                                                                              24
   Registration fees:
       Fund Shares                                                                             52
       Adviser Shares                                                                          24
   Professional fees                                                                          147
   Other                                                                                       36
                                                                                         --------
           Total expenses                                                                  12,792
   Expenses reimbursed:
       Adviser Shares                                                                         (18)
                                                                                         --------
           Net expenses                                                                    12,774
                                                                                         --------
NET INVESTMENT INCOME                                                                      98,738
                                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on:
       Unaffiliated transactions                                                           (4,663)
       Affiliated transactions (Note 8)                                                       (12)
   Change in net unrealized appreciation/depreciation                                      58,749
                                                                                         --------
          Net realized and unrealized gain                                                 54,074
                                                                                         --------
   Increase in net assets resulting from operations                                      $152,812
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                          2015               2014
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   98,738         $  108,207
   Net realized loss on investments                                     (4,675)           (46,118)
   Change in net unrealized appreciation/depreciation
      of investments                                                    58,749            (53,979)
                                                                    -----------------------------
   Increase in net assets resulting from operations                    152,812              8,110
                                                                    -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                      (96,917)          (107,764)
      Adviser Shares                                                      (394)              (227)
                                                                    -----------------------------
           Distributions of net investment income                      (97,311)          (107,991)
                                                                    -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          80,392           (486,883)
   Adviser Shares                                                        3,542                550
                                                                    -----------------------------
      Total net increase (decrease) in net assets
           from capital share transactions                              83,934           (486,333)
                                                                    -----------------------------
   Capital contribution from USAA Transfer
    Agency Company (Note 6D)                                                 1                 11
                                                                    -----------------------------
   Net increase (decrease) in net assets                               139,436           (586,203)

NET ASSETS
   Beginning of year                                                 2,258,364          2,844,567
                                                                    -----------------------------
   End of year                                                      $2,397,800         $2,258,364
                                                                    =============================
Undistributed (overdistribution of) net investment income:
   End of year                                                      $    1,230         $     (499)
                                                                    =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Long-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2015, the Fund's outstanding

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   delayed-delivery commitments, including interest purchased, were $2,146,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
   March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2015, the Adviser Shares incurred redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

44    | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $12,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income by $302,000, and increase accumulated net realized loss on investments by $302,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                 2015                   2014
                                             -----------------------------------
Tax-exempt income                            $97,311,000            $107,991,000

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                  $ 5,642,000
Accumulated capital and other losses                             (61,171,000)
Unrealized appreciation of investments                           151,947,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had net capital loss carryforwards of $61,171,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                        CAPITAL LOSS CARRYFORWARDS
              ----------------------------------------------
                              TAX CHARACTER
              ----------------------------------------------
              (NO EXPIRATION)                      BALANCE
               -------------                     -----------
              Short-Term                         $10,858,000
              Long-Term                           50,313,000
                                                 -----------
              Total                              $61,171,000
                                                 ===========

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $176,094,000 and $168,063,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $2,221,223,000.

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $202,301,000 and $50,354,000, respectively, resulting in net unrealized appreciation of $151,947,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                       YEAR ENDED
                                     MARCH 31, 2015                   MARCH 31, 2014
-----------------------------------------------------------------------------------------
                                  SHARES           AMOUNT          SHARES         AMOUNT
                                 --------------------------------------------------------
FUND SHARES:
Shares sold                       15,895         $ 218,359         14,855       $ 197,834
Shares issued from reinvested
 dividends                         5,273            72,467          6,223          82,685
Shares redeemed                  (15,340)         (210,434)       (57,619)       (767,402)
                                 --------------------------------------------------------
Net increase (decrease) from
 capital share transactions        5,828         $  80,392        (36,541)      $(486,883)
                                 ========================================================

ADVISER SHARES:
Shares sold                          423         $   5,769            187       $   2,494
Shares issued from reinvested
 dividends                            12               171              2              29
Shares redeemed*                    (175)           (2,398)          (147)         (1,973)
                                 --------------------------------------------------------
Net increase from capital
 share transactions                  260         $   3,542             42       $     550
                                 ========================================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

  The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

  The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper General Municipal Debt Funds Index over the performance period. The Lipper General Municipal Debt Index tracks the total return performance of the 30 largest funds in the Lipper General & Insured Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

  OVER/UNDER PERFORMANCE
  RELATIVE TO INDEX                                    ANNUAL ADJUSTMENT RATE
  (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
  --------------------------------------------------------------------------------
  +/- 20 to 50                                         +/- 4
  +/- 51 to 100                                        +/- 5
  +/- 101 and greater                                  +/- 6

  (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

  Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

  Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

   For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $7,620,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,072,000 and $1,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,492,000 and $15,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $67,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to August 1, 2014, the Adviser Shares' expense limitation was 0.85% of average net assets. For the year ended March 31, 2015, the Adviser Shares incurred reimbursable expenses of $18,000, of which $6,000 was receivable from the Manager. For the year-ended March 31, 2015, the receivable from the Manager exceeded the reimbursable expenses by $4,268,000, due to an overnight delay in processing reimbursement payments for affiliated USAA Funds. These payments were received on April 1, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $886,000 and $4,000, respectively. Additionally, the Fund recorded a receivable and a capital contribution from SAS of $1,000 for the Fund Shares at March 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $26,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2015, USAA and its affiliates owned 377,000 shares, which represent 47.6% of the Adviser Shares and 0.2% of the Fund.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                     COST TO          LOSS TO
SELLER                     PURCHASER                PURCHASER          SELLER
--------------------------------------------------------------------------------
USAA Tax Exempt            USAA Virginia
 Long-Term Fund              Bond Fund              $4,144,000        $(12,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED MARCH 31,
                              -----------------------------------------------------------------------
                                    2015            2014           2013          2012            2011
                              -----------------------------------------------------------------------
Net asset value at
 beginning of period          $    13.45      $    13.91     $    13.50    $    12.16      $    12.83
                              -----------------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income              .58             .56            .54           .59             .62
  Net realized and
    unrealized gain (loss)           .32            (.46)           .41          1.36            (.63)
                              -----------------------------------------------------------------------
Total from investment
  operations                         .90             .10            .95          1.95            (.01)
                              -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.57)           (.56)          (.54)         (.59)           (.62)
  Realized capital gains               -               -              -          (.02)           (.04)
                              -----------------------------------------------------------------------
Total distributions                 (.57)           (.56)          (.54)         (.61)           (.66)
                              -----------------------------------------------------------------------
Net asset value at
  end of period               $    13.78      $    13.45     $    13.91    $    13.50      $    12.16
                              =======================================================================
Total return (%)*                   6.79             .83           7.11         16.30            (.19)
Net assets at
  end of period (000)         $2,386,904      $2,251,219     $2,837,758    $2,588,782      $2,170,450
Ratios to average
  net assets:**
   Expenses (%)(a)                   .55             .54            .53           .52             .47
   Net investment
    income (%)                      4.22            4.19           3.89          4.54            4.84
Portfolio turnover (%)                 7               7             14             9              15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $2,328,530,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

52  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                                         PERIOD ENDED
                                                  YEAR ENDED MARCH 31,                     MARCH 31,
                              ------------------------------------------------------------------------
                                2015             2014           2013          2012            2011***
                              ------------------------------------------------------------------------
Net asset value at
 beginning of period          $ 13.43          $ 13.91         $ 13.50       $ 12.16          $ 13.02
                              -----------------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income           .54              .51             .49           .55              .37
  Net realized and
    unrealized gain (loss)        .32             (.47)            .41          1.36             (.82)
                              -----------------------------------------------------------------------
Total from investment
 operations                       .86              .04             .90          1.91             (.45)
                              -----------------------------------------------------------------------
Less distributions from:
 Net investment income           (.53)            (.52)           (.49)         (.55)            (.37)
 Realized capital gains             -                -               -          (.02)            (.04)
                              -----------------------------------------------------------------------
Total distributions              (.53)            (.52)           (.49)         (.57)            (.41)
                              -----------------------------------------------------------------------
Net asset value at
 end of period                $ 13.76          $ 13.43         $ 13.91       $ 13.50          $ 12.16
                              =======================================================================
Total return (%)*                6.52              .37            6.77         15.92            (3.49)
Net assets at end
 of period (000)              $10,896          $ 7,145         $ 6,809       $ 5,870          $ 4,586
Ratios to average
 net assets:**
   Expenses (%)(c)               .81(b)            .85             .85           .85              .85(a)
   Expenses, excluding
    reimbursements (%)(c)        .99              1.07            1.11          1.32             1.53(a)
   Net investment income (%)    3.94              3.88            3.56          4.20             4.47(a)
Portfolio turnover (%)             7                 7              14             9               15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $10,149,000. *** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Effective August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average net assets. Prior to August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.85% of their annual average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate

================================================================================

54  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                        BEGINNING            ENDING            DURING PERIOD*
                                      ACCOUNT VALUE       ACCOUNT VALUE       OCTOBER 1, 2014 -
                                      OCTOBER 1, 2014     MARCH 31, 2015       MARCH 31, 2015
                                      ---------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00          $1,025.20               $2.73

Hypothetical
 (5% return before expenses)              1,000.00           1,022.24                2.72

ADVISER SHARES
Actual                                    1,000.00           1,023.90                4.04

Hypothetical
 (5% return before expenses)              1,000.00           1,020.94                4.03

*Expenses are equal to the annualized expense ratio of 0.54% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.52% for Fund Shares and 2.39% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

56    | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit Committee.
   (4) Member of Pricing and Investment Committee.
   (5) Member of Corporate Governance Committee.
   (6) The address for all non-interested trustees is that of the USAA
       Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

62  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                     TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT usaa.com                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40858-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

 ======================================================

         ANNUAL REPORT
         USAA TAX EXEMPT MONEY MARKET FUND
         MARCH 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             8

    Report of Independent Registered
      Public Accounting Firm                                                  9

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     26

    Notes to Financial Statements                                            29

EXPENSE EXAMPLE                                                              37

TRUSTEES' AND OFFICERS' INFORMATION                                          39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204978-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields on tax-exempt money market funds remained at or near zero throughout the reporting period ended March 31, 2015, as the Federal Reserve (the Fed) kept the federal funds target rate anchored between 0% and 0.25%. As a result, money market funds provided very low absolute yields, though investors continued to rely on them for the safety and liquidity they tend to offer.

    The Fed trimmed its asset purchases during the reporting period and, as expected, ultimately ended them in October 2014. Many market participants had expected longer-term interest rates to rise as a result of the Fed's ending of its quantitative easing program, but interest rates generally fell instead. In its March 2015 policy statement, the Fed signal that it may raise the federal funds target rate sometime during 2015.

    The SIFMA Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), stayed in a narrow range, starting the reporting period at 0.06%, rising to a high of 0.12% on April 23, 2014 amid tax season-related redemptions, and ending the reporting period by revisiting its all-time low of 0.02%.

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2015, the Fund had a total return of 0.01%, compared to an average return of 0.01% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to invest the majority of the Fund's assets in VRDNs. The
    VRDNs owned by the Fund provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days' or less. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    In an effort to enhance the Fund's yield, we sought to invest in longer maturities during the reporting period. However, with interest rates so low, these investments did not significantly increase the Fund's yield. We relied on our credit analysts to help us identify attractive opportunities for the Fund and monitor every holding in the portfolio.

    Thank you for allowing us to serve your investment needs.

    Refer to page 5 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The SIFMA Municipal
    Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee. o Variable-rate demand notes (VRDNs) are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal.
    o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (FUND)
(Ticker Symbol: USEXX)


--------------------------------------------------------------------------------
                                       3/31/15                      3/31/14
--------------------------------------------------------------------------------

Net Assets                          $2.7 Billion                  $2.7 Billion
Net Asset Value Per Share              $1.00                         $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                 30 Days                       38 Days

(+) Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                              5 YEARS                       10 YEARS

   0.01%                                0.02%                          1.11%


--------------------------------------------------------------------------------
                         7-DAY YIELD AS OF 3/31/15
--------------------------------------------------------------------------------

  SUBSIDIZED             0.01%                  UNSUBSIDIZED           -0.44%


--------------------------------------------------------------------------------
                        EXPENSE RATIO* AS OF 3/31/14
--------------------------------------------------------------------------------

                                     0.56%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                  o 7-DAY YIELD COMPARISON o

              [CHART OF 7-DAY YIELD COMPARISON]

                         iMONEYNET       USAA TAX EXEMPT
                          AVERAGE       MONEY MARKET FUND
 3/31/2014                 0.01%              0.01%
 4/28/2014                 0.01%              0.01%
 5/23/2014                 0.01%              0.01%
 6/30/2014                 0.01%              0.01%
 7/28/2014                 0.01%              0.01%
 8/25/2014                 0.01%              0.01%
 9/29/2014                 0.01%              0.01%
10/27/2014                 0.01%              0.01%
11/24/2014                 0.01%              0.01%
12/29/2014                 0.01%              0.01%
 1/26/2015                 0.01%              0.01%
 2/23/2015                 0.01%              0.01%
 3/30/2015                 0.01%              0.01%

                      [END CHART]

       Data represents the last Monday of each month. Ending date 3/30/15.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

Education ................................................................... 17.7%

General Obligation .......................................................... 16.6%

Electric Utilities .......................................................... 10.5%

Hospital .................................................................... 10.3%

Nursing/CCRC ................................................................  6.0%

Community Service ...........................................................  4.8%

Electric/Gas Utilities ......................................................  4.2%

Agricultural Products .......................................................  4.0%

Special Assessment/Tax/Fee ..................................................  3.9%

Multifamily Housing .........................................................  3.7%

                           O PORTFOLIO MIX - 3/31/15 O

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                  67.0%
FIXED-RATE INSTRUMENTS                                                      29.0%
PUT BONDS                                                                    3.2%
ADJUSTABLE-RATE NOTES                                                        0.6%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-24.

================================================================================

6  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE]

                                                       USAA TAX EXEMPT
                                                      MONEY MARKET FUND
03/31/05                                                $10,000.00
04/30/05                                                 10,017.49
05/31/05                                                 10,037.62
06/30/05                                                 10,054.41
07/31/05                                                 10,070.61
08/31/05                                                 10,088.11
09/30/05                                                 10,107.29
10/31/05                                                 10,125.58
11/30/05                                                 10,146.28
12/31/05                                                 10,171.14
01/31/06                                                 10,192.14
02/28/06                                                 10,213.09
03/31/06                                                 10,237.71
04/30/06                                                 10,261.34
05/31/06                                                 10,288.26
06/30/06                                                 10,317.39
07/31/06                                                 10,343.27
08/31/06                                                 10,370.39
09/30/06                                                 10,397.91
10/31/06                                                 10,424.42
11/30/06                                                 10,451.41
12/31/06                                                 10,481.93
01/31/07                                                 10,508.27
02/28/07                                                 10,534.08
03/31/07                                                 10,563.16
04/30/07                                                 10,591.13
05/31/07                                                 10,622.31
06/30/07                                                 10,652.17
07/31/07                                                 10,680.38
08/31/07                                                 10,713.28
09/30/07                                                 10,740.36
10/31/07                                                 10,769.24
11/30/07                                                 10,798.65
12/31/07                                                 10,825.66
01/31/08                                                 10,850.46
02/29/08                                                 10,871.66
03/31/08                                                 10,896.82
04/30/08                                                 10,917.69
05/31/08                                                 10,940.18
06/30/08                                                 10,957.70
07/31/08                                                 10,974.45
08/31/08                                                 10,992.57
09/30/08                                                 11,023.60
10/31/08                                                 11,058.90
11/30/08                                                 11,072.23
12/31/08                                                 11,085.43
01/31/09                                                 11,093.31
02/28/09                                                 11,100.31
03/31/09                                                 11,108.61
04/30/09                                                 11,117.20
05/31/09                                                 11,127.26
06/30/09                                                 11,136.02
07/31/09                                                 11,144.56
08/31/09                                                 11,151.13
09/30/09                                                 11,155.95
10/31/09                                                 11,158.35
11/30/09                                                 11,159.59
12/31/09                                                 11,162.17
01/31/10                                                 11,162.26
02/28/10                                                 11,162.35
03/31/10                                                 11,162.45
04/30/10                                                 11,162.54
05/31/10                                                 11,162.98
06/30/10                                                 11,163.20
07/31/10                                                 11,163.30
08/31/10                                                 11,163.39
09/30/10                                                 11,163.48
10/31/10                                                 11,163.58
11/30/10                                                 11,163.67
12/31/10                                                 11,163.79
01/31/11                                                 11,163.88
02/28/11                                                 11,163.96
03/31/11                                                 11,164.06
04/30/11                                                 11,164.15
05/31/11                                                 11,164.24
06/30/11                                                 11,164.33
07/31/11                                                 11,164.43
08/31/11                                                 11,164.52
09/30/11                                                 11,164.62
10/31/11                                                 11,164.71
11/30/11                                                 11,164.80
12/31/11                                                 11,165.01
01/31/12                                                 11,167.85
02/29/12                                                 11,167.93
03/31/12                                                 11,168.03
04/30/12                                                 11,168.12
05/31/12                                                 11,168.22
06/30/12                                                 11,168.31
07/31/12                                                 11,168.40
08/31/12                                                 11,168.51
09/30/12                                                 11,168.59
10/31/12                                                 11,168.68
11/30/12                                                 11,168.78
12/31/12                                                 11,169.32
01/31/13                                                 11,169.41
02/28/13                                                 11,169.50
03/31/13                                                 11,169.59
04/30/13                                                 11,169.68
05/31/13                                                 11,169.78
06/30/13                                                 11,169.87
07/31/13                                                 11,169.96
08/31/13                                                 11,170.06
09/30/13                                                 11,170.15
10/31/13                                                 11,170.24
11/30/13                                                 11,170.34
12/31/13                                                 11,171.44
01/31/14                                                 11,171.53
02/28/14                                                 11,171.62
03/31/14                                                 11,171.71
04/30/14                                                 11,171.80
05/31/14                                                 11,171.90
06/30/14                                                 11,171.99
07/31/14                                                 11,172.08
08/31/14                                                 11,172.18
09/30/14                                                 11,172.27
10/31/14                                                 11,172.36
11/30/14                                                 11,172.46
12/31/14                                                 11,172.68
01/31/15                                                 11,172.78
02/28/15                                                 11,172.86
03/31/15                                                 11,172.96

                           [END CHART]

                 Data from 3/31/05 through 3/31/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                               TAX-EXEMPT
                              INCOME(1, 2)
                             --------------
                                  100%
                             --------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Money Market Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., Citibank, N.A., Deutsche Bank A.G., or JPMorgan Chase Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Minnesota General Obligation, Montana Board of Investments Intercap Program, or National Rural Utility Corp.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ABAG    Association of Bay Area Governments
    CSD     Central School District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board
    IDC     Industrial Development Corp.
    ISD     Independent School District
    SPEAR   Short Puttable Exempt Adjustable Receipts
    USD     Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               VARIABLE-RATE DEMAND NOTES (67.0%)

               ALABAMA (3.6%)
$    10,000    Chatom IDB (NBGA)                                      0.17%          8/01/2041          $    10,000
     10,000    Columbia IDB                                           0.03          12/01/2037               10,000
      6,550    Eutaw IDB                                              0.05          12/01/2020                6,550
      1,325    Huntsville Educational Building Auth.
                (LOC - Branch Banking & Trust Co.)                    0.03          12/01/2022                1,325
     25,000    Mobile County IDA (LOC - Swedbank AB)                  0.04           7/01/2040               25,000
     10,000    Tuscaloosa County IDA (LOC - Bank of Nova Scotia)      0.02           4/01/2028               10,000
     32,500    Tuscaloosa County Port Auth.
                (LOC - PNC Bank, N.A.)                                0.05          12/01/2031               32,500
                                                                                                        -----------
                                                                                                             95,375
                                                                                                        -----------
               ARKANSAS (0.2%)
      5,175    Texarkana (LOC - PNC Bank, N.A.)                       0.17           3/01/2021                5,175
                                                                                                        -----------
               CALIFORNIA (6.5%)
      9,600    ABAG Finance Auth. for Nonprofit Corps.
                (LOC - KBC Bank N.V.)                                 0.31           5/15/2035                9,600
      6,020    Anaheim Public Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.22           9/01/2030                6,020
     13,910    Golden State Tobacco Securitization Corp. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.11           6/01/2027               13,910
     29,715    Grossmont Healthcare District (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.12           7/15/2033               29,715
      2,700    Manteca USD (LIQ) (LOC - Deutsche Bank A.G.)(a)        0.12           8/01/2035                2,700
     14,055    Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.13          12/01/2033               14,055
     19,890    San Jose USD (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.11           6/01/2031               19,890
     14,200    SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)              0.13           8/01/2031               14,200
     23,516    SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)              0.32           8/01/2047               23,516
     37,450    Statewide Communities Dev. Auth. (LIQ)
                (LOC - Citibank, N.A.)(a)                             0.52          12/14/2016               37,450
      3,125    Ukiah USD (LIQ) (LOC - Deutsche Bank A.G.)(a)          0.11           8/01/2030                3,125
                                                                                                        -----------
                                                                                                            174,181
                                                                                                        -----------
               COLORADO (1.7%)
      1,275    El Paso County (LOC - JPMorgan Chase Bank, N.A.)       0.14          11/01/2021                1,275
      6,495    Health Facilities Auth. (LIQ)(a)                       0.22           3/01/2016                6,495
      6,665    Health Facilities Auth. (LIQ)(a)                       0.22           2/01/2019                6,665

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
$    13,015    Health Facilities Auth. (LIQ)(a)                       0.22%         10/01/2034          $    13,015
     17,500    Health Facilities Auth. (LIQ)(a)                       0.24          10/01/2041               17,500
                                                                                                        -----------
                                                                                                             44,950
                                                                                                        -----------
               CONNECTICUT (0.2%)
      5,000    Health and Educational Facilities Auth.
                (LOC - Bank of America, N.A.)                         0.06           7/01/2030                5,000
                                                                                                        -----------
               DISTRICT OF COLUMBIA (0.4%)
      2,400    District of Columbia (LOC - Bank of America, N.A.)     0.12           7/01/2022                2,400
      7,780    Metropolitan Washington Airports Auth.
                (LOC - TD Bank, N.A.)                                 0.02          10/01/2039                7,780
                                                                                                        -----------
                                                                                                             10,180
                                                                                                        -----------
               FLORIDA (1.9%)
      1,200    Jackson County                                         0.04           7/01/2022                1,200
      3,140    Lee County IDA (LOC - Fifth Third Bank)                0.20           6/01/2025                3,140
      8,825    Seminole County IDA (LOC - Fifth Third Bank)           0.18          12/01/2037                8,825
     13,010    St. Lucie County                                       0.02           9/01/2028               13,010
      9,005    Univ. of Central Florida Health Facilities Corp.
                (LOC - Fifth Third Bank)                              0.18           7/01/2037                9,005
     16,600    Univ. of North Florida Financing Corp. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.07          11/01/2027               16,600
                                                                                                        -----------
                                                                                                             51,780
                                                                                                        -----------
               GEORGIA (1.0%)
      3,000    Appling County Dev. Auth.                              0.03           9/01/2041                3,000
     13,000    Bartow County Dev. Auth.                               0.06          12/01/2032               13,000
      2,250    Cobb County Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                 0.04           2/01/2030                2,250
      1,500    Floyd County Dev. Auth. (LOC - PNC Bank, N.A.)         0.06           4/01/2017                1,500
      7,200    Monroe County Dev. Auth.                               0.04           7/01/2049                7,200
                                                                                                        -----------
                                                                                                             26,950
                                                                                                        -----------
               ILLINOIS (5.5%)
      4,200    Dev. Finance Auth.                                     0.09           1/01/2016                4,200
     19,900    Dev. Finance Auth. (LOC - JPMorgan
                Chase Bank, N.A.)                                     0.03          10/01/2029               19,900
      7,800    Dev. Finance Auth. (LOC - JPMorgan
                Chase Bank, N.A.)                                     0.04           9/01/2031                7,800
      3,080    Dev. Finance Auth. (LOC - Bank of America, N.A.)       0.08           9/01/2032                3,080
      9,800    Dev. Finance Auth. (LOC - JPMorgan
                Chase Bank, N.A.) (LOC - Northern Trust Co.)          0.04          12/01/2033                9,800
      1,645    Educational Facilities Auth.
                (LOC - Fifth Third Bank)                              0.18           7/01/2024                1,645

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
$    10,120    Finance Auth. (LOC - JPMorgan
                Chase Bank, N.A.)                                     0.03%         11/15/2029          $    10,120
      2,695    Finance Auth. (LOC - Fifth Third Bank)                 0.22           3/01/2031                2,695
     14,800    Finance Auth. (LOC - Fifth Third Bank)                 0.07           6/01/2038               14,800
      2,595    McHenry County (LIQ) (LOC - Deutsche
                Bank A.G.)(a)                                         0.17           1/15/2026                2,595
     14,125    Metropolitan Pier and Exposition Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.12           6/15/2034               14,125
     24,760    Metropolitan Pier and Exposition Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.12          12/15/2039               24,760
      4,249    Springfield Airport Auth.                              0.60          10/15/2016                4,249
     20,110    Village of Morton Grove (LOC - Bank of
                America, N.A.)                                        0.03          12/01/2041               20,110
      6,250    Will County (LOC - FirstMerit Bank, N.A.)              0.10           7/01/2034                6,250
                                                                                                        -----------
                                                                                                            146,129
                                                                                                        -----------
               INDIANA (1.4%)
      5,860    Berne (LOC - Federal Home Loan Bank of
                Indianapolis)                                         0.07          10/01/2033                5,860
      3,500    Dearborn County EDA (LOC - Fifth Third Bank)           0.19           4/01/2036                3,500
      4,210    Evansville (LOC - Fifth Third Bank)                    0.18           1/01/2025                4,210
      9,620    Finance Auth. (LOC - Federal Home Loan
                Bank of Indianapolis)                                 0.06           7/01/2029                9,620
      1,220    Finance Auth. (LOC - Fifth Third Bank)                 0.20           9/01/2031                1,220
      2,530    Finance Auth. (LOC - PNC Bank, N.A.)                   0.07           6/01/2037                2,530
      5,095    Westfield Multi-School Building (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.08           7/15/2027                5,095
      5,760    Winona Lake (LOC - Key Bank, N.A.)                     0.22           7/01/2031                5,760
                                                                                                        -----------
                                                                                                             37,795
                                                                                                        -----------
               IOWA (7.7%)
      6,850    Chillicothe                                            0.09           1/01/2023                6,850
     12,750    Council Bluffs                                         0.09           1/01/2025               12,750
     10,000    Finance Auth                                           0.04           6/01/2039               10,000
     29,000    Finance Auth.                                          0.05           6/01/2036               29,000
     32,000    Finance Auth.                                          0.05           9/01/2036               32,000
     30,000    Finance Auth. (LOC - U.S. Bank, N.A.)                  0.07          12/01/2042               30,000
      2,200    Higher Educational Loan Auth.
                (LOC - Fifth Third Bank)                              0.04           5/01/2029                2,200
      7,900    Higher Educational Loan Auth.
                (LOC - Fifth Third Bank)                              0.04           4/01/2035                7,900
     29,500    Louisa County                                          0.02           9/01/2016               29,500
      3,900    Louisa County                                          0.02           3/01/2017                3,900
     34,900    Louisa County                                          0.02          10/01/2024               34,900

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
$       280    Sheldon                                                0.32%         11/01/2015          $       280
      5,500    Urbandale (LOC - Wells Fargo Bank, N.A.)               0.03          11/01/2020                5,500
                                                                                                        -----------
                                                                                                            204,780
                                                                                                        -----------
               KENTUCKY (0.5%)
      9,550    Georgetown (LOC - Fifth Third Bank)                    0.18          11/15/2029                9,550
        330    Lexington-Fayette Urban County
                (LOC - JPMorgan Chase Bank, N.A.)                     0.44           7/01/2021                  330
      2,670    Lexington-Fayette Urban County (LOC - Federal
                Home Loan Bank of Cincinnati)                         0.27          12/01/2027                2,670
                                                                                                        -----------
                                                                                                             12,550
                                                                                                        -----------
               LOUISIANA (2.1%)
        590    Environmental Facilities and Community Dev. Auth.
                (LOC - Federal Home Loan Bank of Dallas)              0.04           4/01/2018                  590
      1,635    Hammond Area Economic and Industrial Dev. District
                (LOC - Federal Home Loan Bank of Dallas)              0.04           3/01/2033                1,635
      7,070    New Orleans (LOC - Capital One, N.A.)                  0.25           8/01/2024                7,070
      1,100    Public Facilities Auth.                                0.06           8/01/2017                1,100
      1,465    Public Facilities Auth. (LOC - Capital One, N.A.)      0.27           7/01/2023                1,465
        385    Public Facilities Auth. (LOC - Capital One, N.A.)      0.29           7/01/2023                  385
        240    Public Facilities Auth. (LOC - Capital One, N.A.)      0.29           7/01/2023                  240
        265    Public Facilities Auth. (LOC - Capital One, N.A.)      0.29           7/01/2027                  265
     25,000    St. James Parish (LOC - Natixis S.A.)                  0.18          11/01/2039               25,000
     12,000    St. James Parish                                       0.20          11/01/2040               12,000
      6,695    St. Tammany Parish Dev. District (LOC - Federal
                Home Loan Bank of Dallas)                             0.04           3/01/2033                6,695
                                                                                                        -----------
                                                                                                             56,445
                                                                                                        -----------
               MARYLAND (0.4%)
      9,980    Williamsport (LOC - Manufacturers &
                Traders Trust Co.)                                    0.07          11/01/2037                9,980
                                                                                                        -----------
               MICHIGAN (1.5%)
      7,500    Finance Auth. (LOC - Fifth Third Bank)                 0.17          12/01/2032                7,500
      1,950    Finance Auth. (LOC - Fifth Third Bank)                 0.17          12/01/2032                1,950
      5,425    Higher Educational Facilities Auth.
                (LOC - Comerica Bank, N.A.)                           0.04          11/01/2036                5,425
      6,715    Hospital Finance Auth. (LOC - Fifth Third Bank)        0.19           6/01/2035                6,715
      2,315    Kent Hospital Finance Auth. (LOC - Fifth Third Bank)   0.18          10/01/2041                2,315
     10,000    Oakland County EDC (LOC - Fifth Third Bank)            0.19           3/01/2029               10,000
      3,075    Strategic Fund (LOC - Fifth Third Bank)                0.17          10/01/2015                3,075
      1,025    Strategic Fund (LOC - Fifth Third Bank)                0.19          10/01/2027                1,025
      2,565    Strategic Fund (LOC - Fifth Third Bank)                0.20           4/01/2035                2,565
                                                                                                        -----------
                                                                                                             40,570
                                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               MINNESOTA (0.4%)
$     2,265    Canby Community Hospital District No.1                 0.32%         11/01/2026          $     2,265
      4,590    New Ulm (LOC - Federal Home Loan Bank
                of Chicago)                                           0.05          10/01/2040                4,590
      4,675    Rochester (LOC - Royal Bank of Scotland N.V.)          0.21           4/01/2022                4,675
                                                                                                        -----------
                                                                                                             11,530
                                                                                                        -----------
               MISSISSIPPI (0.5%)
      4,720    Business Finance Corp. (LOC - Federal Home
                Loan Bank of Dallas)                                  0.04           3/01/2033                4,720
      8,780    Business Finance Corp. (LOC - PNC Bank, N.A.)          0.05          12/01/2036                8,780
                                                                                                        -----------
                                                                                                             13,500
                                                                                                        -----------
               MISSOURI (0.7%)
      1,050    Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank)                              0.19          11/01/2020                1,050
      5,555    Health and Educational Facilities Auth.
                (LOC - Commerce Bank, N.A.)                           0.04          11/01/2032                5,555
      8,400    Jackson County IDA (LOC - Commerce Bank, N.A.)         0.07           7/01/2025                8,400
      3,565    St. Louis County IDA (LOC - U.S. Bank, N.A.)           0.04           6/15/2024                3,565
      1,400    St. Louis County IDA (LOC - Fifth Third Bank)          0.10           9/01/2038                1,400
                                                                                                        -----------
                                                                                                             19,970
                                                                                                        -----------
               NEBRASKA (0.4%)
     10,000    Washington County                                      0.05          12/01/2040               10,000
                                                                                                        -----------
               NEW HAMPSHIRE (0.8%)
     10,000    Business Finance (LOC - Landesbank
                Hessen-Thuringen)                                     0.08           9/01/2030               10,000
      4,540    Health and Education Facilities Auth.
                (LOC - RBS Citizens, N.A.)                            0.20           7/01/2037                4,540
      6,530    Health and Education Facilities Auth.
                (LOC - RBS Citizens, N.A.)                            0.20           7/01/2038                6,530
                                                                                                        -----------
                                                                                                             21,070
                                                                                                        -----------
               NEW JERSEY (0.1%)
      3,715    EDA (LOC - Bank of America, N.A.)                      0.08          11/01/2027                3,715
                                                                                                        -----------
               New Mexico (0.2%)
      5,000    Hospital Equipment Loan Council
                (LOC - Fifth Third Bank)                              0.20           7/01/2025                5,000
                                                                                                        -----------
               NEW YORK (8.1%)
      4,290    Albany IDA (LOC - RBS Citizens, N.A.)                  0.27           5/01/2035                4,290
      9,555    Albany IDA (LOC - Key Bank, N.A.)                      0.08           7/01/2035                9,555
     16,410    Amherst IDA (LOC - Manufacturers &
                Traders Trust Co.)                                    0.07          10/01/2031               16,410

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
$    12,305    Broome County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                    0.07%          7/01/2040          $    12,305
      2,540    Chautauqua County IDA (LOC - RBS Citizens, N.A.)       0.20           8/01/2027                2,540
      4,115    Clinton County IDA (LOC - Key Bank, N.A.)              0.08           7/01/2017                4,115
      8,675    Clinton County IDA (LOC - Key Bank, N.A.)              0.08           7/01/2042                8,675
      2,655    Erie County IDA (LOC - Key Bank, N.A.)                 0.13           6/01/2022                2,655
      4,645    Erie County IDA (LOC - Key Bank, N.A.)                 0.13           3/01/2024                4,645
      2,305    Guilderland IDA (LOC - Key Bank, N.A.)                 0.13           7/01/2032                2,305
      5,200    Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen)                                     0.03           5/01/2042                5,200
     10,000    Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen)                                     0.03           5/01/2042               10,000
     22,000    Hudson Yards Infrastructure Corp. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.20           2/15/2047               22,000
      4,500    Long Island Power Auth. (LOC - Bayerische
                Landesbank)                                           0.03           5/01/2033                4,500
      1,310    Monroe County IDA (LOC - Key Bank, N.A.)               0.13           8/01/2018                1,310
      5,800    New York City (LIQ)(a)                                 0.02           8/01/2020                5,800
      8,500    New York City (LOC - Bayerische Landesbank)            0.03           8/01/2022                8,500
      5,900    New York City (LOC - Sumitomo Mitsui
                Banking Corp.)                                        0.02           9/01/2035                5,900
      4,900    New York City (LOC - Manufacturers &
                Traders Trust Co.)                                    0.08          12/01/2040                4,900
      2,180    New York City IDA (LOC - JPMorgan
                Chase Bank, N.A.)                                     0.05          12/01/2034                2,180
      6,160    New York City IDA (LOC - Key Bank, N.A.)               0.13           7/01/2037                6,160
      6,240    New York City IDA (LOC - Key Bank, N.A.)               0.13           7/01/2038                6,240
      1,355    Niagara County IDA (LOC - Key Bank, N.A.)              0.13           9/01/2021                1,355
      8,570    Oneida County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                    0.07           6/01/2030                8,570
      3,410    Oneida County IDA (LOC - RBS Citizens, N.A.)           0.12           7/01/2037                3,410
      7,400    Onondaga County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                    0.07          12/01/2031                7,400
      2,400    Ontario County IDA (LOC - Royal Bank
                of Scotland N.V.)                                     0.21           3/01/2028                2,400
      8,245    Ontario County IDA (LOC - Key Bank, N.A.)              0.08           7/01/2030                8,245
      8,515    Ramapo Housing Auth. (LOC - Manufacturers &
                Traders Trust Co.)                                    0.12          12/01/2029                8,515
      7,500    Rensselaer County IDA (LOC - RBS Citizens, N.A.)       0.22          10/30/2035                7,500
      2,215    St. Lawrence County (LOC - RBS Citizens, N.A.)         0.35           7/01/2037                2,215
      6,600    State Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                   0.02          11/01/2037                6,600

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
$       600    State Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                   0.03%          5/01/2042          $       600
      4,090    Syracuse IDA (LOC - Key Bank, N.A.)                    0.13           1/01/2033                4,090
      6,405    Tompkins County IDA (LOC - Bank of America, N.A.)      0.13           2/01/2037                6,405
                                                                                                        -----------
                                                                                                            217,490
                                                                                                        -----------
               OHIO (4.6%)
      3,535    Akron Metropolitan Housing Auth.
                (LOC - FirstMerit Bank, N.A.)                         0.11           4/01/2018                3,535
     40,000    Buckeye Tobacco Settlement Finance Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                         0.32           6/01/2024               40,000
     14,595    Butler County (LOC - Fifth Third Bank)                 0.18           5/15/2036               14,595
      1,300    Cadiz Health Care Facilities Auth. (LOC - PNC
                Bank, N.A.)                                           0.27           1/01/2033                1,300
      3,400    Cincinnati and Hamilton County (LOC - Fifth
                Third Bank)                                           0.10           9/01/2025                3,400
      1,080    Clermont County (LOC - Fifth Third Bank)               0.19           8/01/2022                1,080
        545    Columbus-Franklin County Finance Auth.
                (LOC - Fifth Third Bank)                              0.20           6/01/2027                  545
      3,080    Cuyahoga County (LOC - Fifth Third Bank)               0.13           8/01/2032                3,080
      7,610    Delaware County (LOC - Fifth Third Bank)               0.19          10/01/2033                7,610
      4,800    Hamilton County (LOC - Fifth Third Bank)               0.18          12/01/2024                4,800
     12,000    Hamilton County (LOC - Fifth Third Bank)               0.19          12/01/2026               12,000
      4,235    Higher Educational Facilities (LOC - Fifth
                Third Bank)                                           0.11           9/01/2036                4,235
      1,845    Highland County (LOC - Fifth Third Bank)               0.20           8/01/2024                1,845
     10,810    Pike County Health Care Facilities
                (LOC - Bank of America, N.A.)                         0.06          11/01/2033               10,810
      2,220    Pike County Health Care Facilities
                (LOC - Bank of America, N.A.)                         0.06          11/01/2033                2,220
      2,040    Summit County (LOC - Fifth Third Bank)                 0.17          12/01/2029                2,040
      9,070    Summit County Port Auth. (LOC - Fifth Third
                Bank)                                                 0.07           8/01/2030                9,070
      2,185    Wayne County (LOC - Fifth Third Bank)                  0.20           9/01/2021                2,185
                                                                                                        -----------
                                                                                                            124,350
                                                                                                        -----------
               OKLAHOMA (3.5%)
      7,055    Edmond EDA (LOC - Bank of Oklahoma, N.A.)              0.09           6/01/2031                7,055
      8,700    Garfield County Industrial Auth.                       0.05           1/01/2025                8,700
     32,400    Muskogee Industrial Trust                              0.07           1/01/2025               32,400
     36,000    Muskogee Industrial Trust                              0.05           6/01/2027               36,000
      9,450    Tulsa Industrial Auth. (LOC - Bank of
                Oklahoma, N.A.)                                       0.22          11/01/2026                9,450
                                                                                                        -----------
                                                                                                             93,605
                                                                                                        -----------

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               OREGON (0.2%)
$     6,435    Facilities Auth. (LOC - Bank of the West)              0.12%         10/01/2037          $     6,435
                                                                                                        -----------
               PENNSYLVANIA (1.4%)
      5,250    Chartiers Valley Industrial and Commercial
                Dev. Auth.                                            1.10          11/15/2017                5,250
      8,965    Derry Township Industrial and Commercial
                Dev. Auth. (LOC - PNC Bank, N.A.)                     0.02          11/01/2030                8,965
      5,070    Philadelphia Gas Works (LIQ) (LOC - Deutsche
                Bank A.G.)(a)                                         0.09          10/01/2018                5,070
     18,060    Saint Mary Hospital Finance Auth.                      0.10           5/01/2044               18,060
                                                                                                        -----------
                                                                                                             37,345
                                                                                                        -----------
               RHODE ISLAND (0.1%)
      2,740    Health and Educational Building Corp.
                (LOC - RBS Citizens, N.A.)                            0.27          12/01/2036                2,740
                                                                                                        -----------
               SOUTH CAROLINA (0.4%)
      4,100    EDA (LOC - Fifth Third Bank)                           0.19           2/01/2028                4,100
      6,060    Public Service Auth. (LIQ)(a)                          0.14           6/01/2037                6,060
                                                                                                        -----------
                                                                                                             10,160
                                                                                                        -----------
               SOUTH DAKOTA (0.6%)
      5,975    Health and Educational Facilities Auth.                0.32          11/01/2020                5,975
      2,895    Health and Educational Facilities Auth.                0.32          11/01/2025                2,895
      6,025    Health and Educational Facilities Auth.                0.32          11/01/2027                6,025
                                                                                                        -----------
                                                                                                             14,895
                                                                                                        -----------
               TENNESSEE (1.0%)
      9,840    Chattanooga Health and Educational Facilities Board    0.10           5/01/2039                9,840
      7,100    Hendersonville IDB (LOC - Fifth Third Bank)            0.20           5/01/2036                7,100
      1,430    Metropolitan Government of Nashville and
                Davidson County (LOC - Fifth Third Bank)              0.19           3/01/2023                1,430
      4,860    Metropolitan Government of Nashville and
                Davidson County (LOC - Fifth Third Bank)              0.18          12/01/2024                4,860
      2,200    Williamson County IDB (LOC - Fifth Third Bank)         0.20          12/01/2027                2,200
                                                                                                        -----------
                                                                                                             25,430
                                                                                                        -----------
               TEXAS (2.6%)
     13,300    Atascosa County IDC (NBGA)                             0.05           6/30/2020               13,300
      3,235    Houston (LIQ) (LOC - Deutsche Bank A.G.)(a)            0.15          12/01/2028                3,235
     15,000    Port Arthur                                            0.03          12/01/2040               15,000
     25,000    Port Arthur                                            0.03           6/01/2041               25,000
     12,000    Port of Port Arthur Navigation District                0.19          12/01/2039               12,000
                                                                                                        -----------
                                                                                                             68,535
                                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               VIRGINIA (2.1%)
$     4,600    Albemarle County IDA (LOC - Wells
                Fargo Bank, N.A.)                                     0.02%         10/01/2022          $     4,600
      2,835    Alexandria IDA (LOC - PNC Bank, N.A.)                  0.03           6/01/2025                2,835
      2,000    College Building Auth. (LIQ)(a)                        0.03           2/01/2021                2,000
      2,200    Hampton Roads Sanitation District                      0.02          11/01/2041                2,200
      3,510    Hanover County EDA (LOC - U.S. Bank, N.A.)             0.02          11/01/2025                3,510
      4,065    Harrisonburg IDA (LOC - Branch
                Banking & Trust Co.)                                  0.02           4/01/2036                4,065
      4,615    Lexington IDA                                          0.02           1/01/2035                4,615
      3,300    Loudoun County IDA                                     0.01           2/15/2038                3,300
      9,500    Madison County IDA (LOC - SunTrust Bank)               0.10          10/01/2037                9,500
      1,900    Peninsula Ports Auth. (LOC - U.S. Bank, N.A.)          0.03           7/01/2016                1,900
      4,070    Small Business Financing Auth.
                (LOC - Bank of America, N.A.)                         0.05           7/01/2030                4,070
      7,800    Stafford County IDA (LOC - Bank of America, N.A.)      0.03           8/01/2028                7,800
      5,915    Univ. of Virginia (LIQ)(a)                             0.04           6/01/2032                5,915
                                                                                                        -----------
                                                                                                             56,310
                                                                                                        -----------
               WASHINGTON (1.0%)
      8,880    Housing Finance Commission (LOC - Key Bank, N.A.)      0.13           7/01/2043                8,880
      1,175    Seattle Housing Auth. (LOC - Key Bank, N.A.)           0.13           9/01/2036                1,175
      4,880    Snohomish County Housing Auth.
                (LOC - Bank of America, N.A.)                         0.04           7/01/2036                4,880
     11,245    Health Care Facilities Auth. (LIQ)(a)                  0.22          10/01/2016               11,245
                                                                                                        -----------
                                                                                                             26,180
                                                                                                        -----------
               WEST VIRGINIA (1.7%)
     36,785    Hospital Finance Auth. (LOC - Fifth Third Bank)        0.11          10/01/2033               36,785
      9,630    Marshall County                                        0.06           3/01/2026                9,630
                                                                                                        -----------
                                                                                                             46,415
               WISCONSIN (1.6%)                                                                         -----------
      5,290    Health and Educational Facilities Auth.
                (LOC - KBC Bank N.V.)                                 0.05           5/01/2025                5,290
        550    Health and Educational Facilities Auth.
                (LOC - JPMorgan Chase Bank, N.A.)                     0.15           5/01/2026                  550
     11,440    Health and Educational Facilities Auth.
                (LOC - KBC Bank N.V.)                                 0.12           3/01/2038               11,440
     19,800    Public Finance Auth. (LOC - Bank of Scotland)          0.04           6/01/2041               19,800
      6,205    Wind Point (LOC - U.S. Bank, N.A.)                     0.11           9/01/2035                6,205
                                                                                                        -----------
                                                                                                             43,285
                                                                                                        -----------

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               WYOMING (0.4%)
$    12,000    Gillette                                               0.22%          1/01/2018          $    12,000
                                                                                                        -----------
               Total Variable-Rate Demand Notes (cost: $1,791,800)                                        1,791,800
                                                                                                        -----------
               PUT BONDS (3.2%)

               ALABAMA (2.0%)
      4,030    Housing Finance Auth.                                  0.35           6/01/2017                4,030
     25,000    Mobile IDB                                             0.28           6/01/2034               25,000
     25,000    Mobile IDB                                             0.32           7/15/2034               25,000
                                                                                                        -----------
                                                                                                             54,030
                                                                                                        -----------
               LOUISIANA (0.2%)
      5,500    Housing Corp.                                          0.35           6/01/2017                5,500
                                                                                                        -----------
               MONTANA (0.8%)
      1,850    Board of Investments (NBGA)                            0.23           3/01/2028                1,850
     18,150    Board of Investments (NBGA)                            0.23           3/01/2029               18,150
                                                                                                        -----------
                                                                                                             20,000
                                                                                                        -----------
               TEXAS (0.2%)
      2,700    Department of Housing and Community Affairs            0.35           6/01/2017                2,700
      2,900    Department of Housing and Community Affairs            0.35           6/01/2017                2,900
                                                                                                        -----------
                                                                                                              5,600
                                                                                                        -----------
               Total Put Bonds (cost: $85,130)                                                               85,130
                                                                                                        -----------
               ADJUSTABLE-RATE NOTES (0.6%)

               CALIFORNIA (0.6%)
     17,000    Golden Empire Schools Financing Auth.
                (cost: $17,000)                                       0.22           5/01/2015               17,000
                                                                                                        -----------
               FIXED-RATE INSTRUMENTS (29.0%)

               CALIFORNIA (2.7%)
      5,000    San Diego County Water Auth.                           0.04           4/06/2015                5,000
      2,500    San Diego County Water Auth.                           0.04           4/06/2015                2,500
      5,000    San Diego County Water Auth.                           0.05           5/06/2015                5,000
     26,900    San Diego County Water Auth.                           0.04           4/06/2015               26,900
      6,025    San Diego County Water Auth.                           0.04           5/12/2015                6,025
     26,000    Statewide Communities Dev. Auth.                       0.14           7/08/2015               26,000
                                                                                                        -----------
                                                                                                             71,425
                                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               MARYLAND (1.6%)
$    21,517    Johns Hopkins Univ.                                    0.07%          4/07/2015          $    21,517
     20,000    Johns Hopkins Univ.                                    0.06           6/04/2015               20,000
                                                                                                        -----------
                                                                                                             41,517
                                                                                                        -----------
               MINNESOTA (0.0%)
      1,300    Kimball ISD (NBGA)                                     0.90           8/27/2015                1,303
                                                                                                        -----------
               NEW YORK (9.8%)
      8,553    Addison CSD                                            1.25           9/15/2015                8,587
     10,000    Averill Park CSD                                       0.75           7/15/2015               10,012
      3,025    Babylon Union Free School District                     1.00           6/18/2015                3,030
      3,153    Batavia City School District                           1.25           2/17/2016                3,177
      3,030    Beacon City School District                            0.75           6/26/2015                3,032
     20,000    Binghamton City School District                        1.00          11/20/2015               20,076
      5,690    Campbell-Savona CSD                                    1.00           6/18/2015                5,698
     14,220    Canton CSD                                             0.75           6/30/2015               14,234
      2,420    Dansville CSD                                          1.00           6/24/2015                2,423
      6,880    Dundee CSD                                             0.75           6/18/2015                6,887
      3,096    East Irondequoit CSD                                   1.00           6/26/2015                3,101
     10,165    Franklinville CSD                                      0.75           6/26/2015               10,174
      4,225    Fulton City School District                            0.75           7/17/2015                4,230
     12,300    Geneva City School District                            1.00           8/14/2015               12,329
      3,122    Hannibal CSD                                           0.75           6/26/2015                3,125
      4,600    Jamestown City School District                         0.75           6/25/2015                4,604
      5,100    Lewis County                                           1.00           8/14/2015                5,110
     24,650    Northern Adirondack CSD                                0.75           6/25/2015               24,669
      4,612    Oneonta City School District                           0.75           6/26/2015                4,615
      3,000    Oswego City School District                            1.00           4/22/2015                3,001
      4,500    Oswego City School District                            0.75           7/23/2015                4,505
     17,115    Potsdam CSD                                            1.00           6/30/2015               17,131
      3,000    Red Hook CSD                                           0.75           6/25/2015                3,003
     14,270    Rome City School District                              1.00           8/06/2015               14,301
      7,685    Sherburne-Earlville CSD                                0.75           6/26/2015                7,694
      7,974    Sidney CSD                                             0.75           7/31/2015                7,983
     10,815    Silver Creek CSD                                       1.00           6/18/2015               10,831
      2,744    Solvay Union Free School District                      0.75           7/16/2015                2,746
     17,763    Waverly CSD                                            0.75           6/26/2015               17,782
      2,669    West Genesee CSD                                       0.75           7/10/2015                2,672
      6,425    Whitney Point CSD                                      0.75           6/25/2015                6,431
     15,000    Yorkshire-Pioneer CSD                                  0.75           7/21/2015               15,023
                                                                                                        -----------
                                                                                                            262,216
                                                                                                        -----------

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON             FINAL                  VALUE
(000)          SECURITY                                              RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
               SOUTH CAROLINA (1.0%)
$     6,570    Public Service Auth.                                   0.05%          5/05/2015          $     6,570
     20,220    Public Service Auth.                                   0.07           6/04/2015               20,220
                                                                                                        -----------
                                                                                                             26,790
                                                                                                        -----------
               TEXAS (10.2%)
     10,000    Dallas Area Rapid Transit                              0.07           4/02/2015               10,000
     10,000    Dallas Area Rapid Transit                              0.07           4/06/2015               10,000
     10,000    Dallas Area Rapid Transit                              0.07           4/07/2015               10,000
     12,500    Dallas Area Rapid Transit                              0.08           6/04/2015               12,500
     10,000    Dallas Area Rapid Transit                              0.07           6/18/2015               10,000
      5,000    Houston                                                0.05           4/08/2015                5,000
     10,000    Houston                                                0.10           4/08/2015               10,000
     10,000    Houston                                                0.06           5/07/2015               10,000
      5,000    Houston                                                0.07           5/07/2015                5,000
     20,000    Houston                                                0.07           5/14/2015               20,000
      7,000    Houston                                                0.08           5/20/2015                7,000
     10,000    Houston                                                0.07           5/21/2015               10,000
      5,100    Houston                                                0.07           6/11/2015                5,100
     33,000    San Antonio                                            0.06           5/05/2015               33,000
     15,000    San Antonio                                            0.07           6/03/2015               15,000
      8,342    Univ. of Texas                                         0.07           4/02/2015                8,342
     10,000    Univ. of Texas                                         0.06           5/07/2015               10,000
     15,000    Univ. of Texas                                         0.05           6/03/2015               15,000
     20,350    Univ. of Texas                                         0.05           6/04/2015               20,350
     25,000    Univ. of Texas                                         0.07           7/06/2015               25,000
     20,683    Univ. of Texas                                         0.08           9/03/2015               20,683
                                                                                                        -----------
                                                                                                            271,975
                                                                                                        -----------
               VIRGINIA (3.7%)
     20,000    Univ. of Virginia                                      0.07           4/06/2015               20,000
      9,535    Univ. of Virginia                                      0.06           4/07/2015                9,535
     22,010    Univ. of Virginia                                      0.04           5/04/2015               22,010
     13,000    Univ. of Virginia                                      0.05           5/14/2015               13,000
     20,000    Univ. of Virginia                                      0.06           5/27/2015               20,000
     15,150    Univ. of Virginia                                      0.04           5/28/2015               15,150
                                                                                                        -----------
                                                                                                             99,695
                                                                                                        -----------
               WISCONSIN (0.0%)
      1,150    Racine USD                                             2.00           4/01/2016                1,166
                                                                                                        -----------
               Total Fixed-Rate Instruments(cost: $776,087)                                                 776,087
                                                                                                        -----------

               TOTAL INVESTMENTS (COST: $2,670,017)                                                     $ 2,670,017
                                                                                                        ===========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)             (LEVEL 2)         (LEVEL 3)
                                       QUOTED PRICES     OTHER SIGNIFICANT       SIGNIFICANT
                                   IN ACTIVE MARKETS            OBSERVABLE      UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                INPUTS            INPUTS           TOTAL
------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                        $-            $1,791,800                $-      $1,791,800
Put Bonds                                          -                85,130                 -          85,130
Adjustable-Rate Notes                              -                17,000                 -          17,000
Fixed-Rate Instruments                             -               776,087                 -         776,087
------------------------------------------------------------------------------------------------------------
Total                                             $-            $2,670,017                $-      $2,670,017
------------------------------------------------------------------------------------------------------------

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1 to the financial statements.

    The cost of securities at March 31, 2015, for federal income tax purposes, was $2,670,017,000.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)           $2,670,017
   Cash                                                                                1,838
   Receivables:
       Capital shares sold                                                             5,864
       USAA Asset Management Company (Note 4D)                                            67
       Interest                                                                        1,980
                                                                                  ----------
           Total assets                                                            2,679,766
                                                                                  ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                          1,945
      Dividends on capital shares                                                         19
   Accrued management fees                                                               638
   Accrued transfer agent's fees                                                         316
   Other accrued expenses and payables                                                   140
                                                                                  ----------
          Total liabilities                                                            3,058
                                                                                  ----------
              Net assets applicable to capital shares outstanding                 $2,676,708
                                                                                  ==========
NET ASSETS CONSIST OF:
     Paid-in capital                                                              $2,676,659
     Accumulated net realized gain on investments                                         49
                                                                                  ----------
              Net assets applicable to capital shares outstanding                 $2,676,708
                                                                                  ==========
     Capital shares outstanding, unlimited number of shares
        authorized, no par value                                                   2,676,651
                                                                                  ==========
     Net asset value, redemption price, and offering price per share              $     1.00
                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                $    4,404
                                                                                  ----------
EXPENSES
   Management fees                                                                     7,503
   Administration and servicing fees                                                   2,680
   Transfer agent's fees                                                               4,529
   Custody and accounting fees                                                           284
   Postage                                                                               136
   Shareholder reporting fees                                                             52
   Trustees' fees                                                                         24
   Registration fees                                                                      48
   Professional fees                                                                     147
   Other                                                                                  40
                                                                                  ----------
           Total expenses                                                             15,443
   Expenses reimbursed                                                               (11,307)
                                                                                  ----------
           Net expenses                                                                4,136
                                                                                  ----------
NET INVESTMENT INCOME                                                                    268
                                                                                  ----------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                      73
                                                                                  ----------
   Increase in net assets resulting from operations                               $      341
                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------
                                                                     2015               2014
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $       268       $        272
   Net realized gain on investments                                    73                 77
                                                              ------------------------------
   Increase in net assets resulting from operations                   341                349
                                                              ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (268)              (272)
   Net realized gains                                                 (32)              (247)
                                                              ------------------------------
   Distributions to shareholders                                     (300)              (519)
                                                              ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      932,081          1,166,189
   Reinvested dividends                                               297                515
   Cost of shares redeemed                                     (1,003,482)        (1,102,121)
                                                              ------------------------------
      Increase (decrease) in net assets from
         capital share transactions                               (71,104)            64,583
                                                              ------------------------------
   Net increase (decrease) in net assets                          (71,063)            64,413

NET ASSETS
   Beginning of year                                            2,747,771          2,683,358
                                                              ------------------------------
   End of year                                                $ 2,676,708       $  2,747,771
                                                              ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    932,081          1,166,189
   Shares issued for dividends reinvested                             297                515
   Shares redeemed                                             (1,003,482)        (1,102,121)
                                                              ------------------------------
      Increase (decrease) in shares outstanding                   (71,104)            64,583
                                                              ==============================

See accompanying notes to financial statements.

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $14,000, which represents 3.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                             2015                    2014
                                                          ---------------------------------
Ordinary income*                                          $ 32,000                 $195,000
Tax-exempt income                                          268,000                  272,000
Long-term realized capital gain                                  -                   52,000
                                                          --------                 --------
  Total distributions paid                                $300,000                 $519,000
                                                          ========                 ========

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                                     $19,000
Undistributed ordinary income*                                                       49,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $7,503,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,680,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $76,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,529,000.

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2015, the Fund incurred reimbursable expenses of $11,307,000, of which $67,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The amendments will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is currently evaluating the impact of these amendments. Initial compliance dates for the various amendments range from July 2015 to October 2016.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   35

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MARCH 31,
                          --------------------------------------------------------------------------
                                2015            2014            2013            2012            2011
                          --------------------------------------------------------------------------
Net asset value at
 beginning of period      $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                          --------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income(a)        .00             .00             .00             .00             .00
 Net realized and
  unrealized gain(a)             .00             .00             .00             .00             .00
                          --------------------------------------------------------------------------
Total from investment
 operations(a)                   .00             .00             .00             .00             .00
                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)       (.00)           (.00)           (.00)           (.00)           (.00)
 Realized capital gains         (.00)(a)        (.00)(a)        (.00)(a)        (.00)(a)           -
                          --------------------------------------------------------------------------
Total distributions(a)          (.00)           (.00)           (.00)           (.00)            .00
                          --------------------------------------------------------------------------
Net asset value at
 end of period            $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                          ==========================================================================

Total return (%)*,(c)            .01             .02             .01             .04(b)          .01
Net assets at
 end of period (000)      $2,676,708      $2,747,771      $2,683,358      $2,640,375      $2,842,986
Ratios to average
 net assets:**
 Expenses (%)(c),(d)             .15             .21             .34             .42(b)          .49
 Expenses, excluding
  reimbursements (%)(d)          .58             .56             .56             .57(b)          .55
Net investment income (%)        .01             .01             .01             .03             .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $2,678,982,000.

(a) Represents less than $0.01 per share.

(b) During the year ended March 31, 2012, SAS reimbursed the Fund $654,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.

(c) Effective January 7, 2010, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING               ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         OCTOBER 1, 2014 -
                                         OCTOBER 1, 2014        MARCH 31, 2015          MARCH 31, 2015
                                        ----------------------------------------------------------------
Actual                                     $1,000.00              $1,000.06                  $0.70

Hypothetical
 (5% return before expenses)                1,000.00               1,024.23                   0.71

* Expenses are equal to the Fund's annualized expense ratio of 0.14%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending actual account value on the first line in the table is based on its actual total return of 0.01% for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

44  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

46  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT usaa.com                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40859-0515                                (C)2015, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

 ==============================================================

     ANNUAL REPORT
     USAA CALIFORNIA BOND FUND
     FUND SHARES o ADVISER SHARES
     MARCH 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered
       Public Accounting Firm                                                17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     27

    Notes to Financial Statements                                            30

EXPENSE EXAMPLE                                                              43

TRUSTEES' AND OFFICERS' INFORMATION                                          45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204972-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE CALIFORNIA BOND FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and California state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

        [PHOTO OF JOHN C. BONNELL]                [PHOTO OF DIEDERIK OLIJSLAGER]
        JOHN C. BONNELL, CFA                      DIEDERIK OLIJSLAGER
        USAA Asset                                USAA Asset
        Management Company                        Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds recorded solid gains during the reporting period ended March 31, 2015, largely due to an imbalance between supply and demand.
    Until the fourth quarter of 2014, there were fewer new issuances of tax-exempt bonds than historically had been the case amid ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refinancing bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investor appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

    Another catalyst for municipal bonds was the performance of the U.S. Treasury market, which municipal bonds tend to follow over time. Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) U.S. Treasuries generally outperformed municipal bonds during the reporting period. However, tax-exempt bonds offered more attractive yields. The yield on a 30-year AAA-rated municipal bond was 2.80% at the end of the reporting period, compared to the 2.54% yield on a 30-year U.S. Treasury security. Municipal bond credit spreads narrowed as investors sought higher yields in riskier assets. (Municipal

================================================================================

2  | USAA CALIFORNIA BOND FUND

================================================================================

    bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 8.14% and 7.86%, respectively, versus an average return of 8.38% amongst the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 8.70% for the Lipper California Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.81% and 3.56%, respectively, compared to the Lipper California Municipal Debt Funds Average of 3.42%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation continued to improve during the reporting period. The State Controller announced in March 2015 that California's receipts exceeded budgeted estimates by nearly $1 billion in February 2015, thanks to strong personal income-tax and sales-tax collections--both of which are reflective of an overall strengthening of the economy.

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    In addition, state revenues benefited from a tax initiative approved by voters in November 2012. The new taxes are expected to continue generating billions of dollars in additional revenue annually, reducing the chance of a large budget gap in the near future. Importantly, state legislators committed to spending cuts in recent years that are also contributing to the turnaround in California's finances. Recognizing California's fiscal progress, all three credit rating agencies upgraded the state's general obligation bonds during the reporting period. On March 31, 2015, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, Inc., A+ by Standard & Poor's Ratings Services, and A+ by Fitch Ratings Inc.

O   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for the majority of its total returns. Due to the Fund's income orientation, the Fund is generally tilted toward bonds in the BBB and A-rated categories.

    To identify attractive opportunities for the Fund, our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

    Our credit analysts continuously monitor the Fund's holdings. The Fund continues to be diversified by sector and issuer which limits its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    We appreciate your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA CALIFORNIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USCBX)

--------------------------------------------------------------------------------
                                                3/31/15              3/31/14
--------------------------------------------------------------------------------
Net Assets                                  $675.7 Million        $631.2 Million
Net Asset Value Per Share                       $11.27                $10.83

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.430                $0.439
Dollar-Weighted Average
Portfolio Maturity(+)                         16.1 Years            16.7 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
      1 YEAR                        5 YEARS                          10 YEARS
      8.14%                          6.98%                             4.95%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 3/31/15               EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
             2.08%                                          0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2015

-------------------------------------------------------------------------------------
                       TOTAL RETURN    =     DIVIDEND RETURN       +     PRICE CHANGE
-------------------------------------------------------------------------------------
10 YEARS                   4.95%       =           4.58%           +         0.37%
5 YEARS                    6.98%       =           4.46%           +         2.52%
1 YEAR                     8.14%       =           4.08%           +         4.06%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006-MARCH 31, 2015

[CHART OF ANNUAL TOTAL RETURNS, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

---------------------------------------------------------------------------------------
                       TOTAL RETURN         DIVIDEND RETURN      CHANGE IN SHARE PRICE
---------------------------------------------------------------------------------------
3/31/06                   4.34%                 4.36%                  -0.02%
3/31/07                   5.31%                 4.44%                   0.87%
3/31/08                  -2.11%                 4.34%                  -6.45%
3/31/09                  -4.91%                 4.77%                  -9.68%
3/31/10                  13.13%                 5.46%                   7.67%
3/31/11                  -1.90%                 4.60%                  -6.50%
3/31/12                  20.54%                 5.37%                  15.17%
3/31/13                   8.48%                 4.18%                   4.30%
3/31/14                   1.03%                 4.07%                  -3.04%
3/31/15                   8.14%                 4.08%                   4.06%

                                      [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

6  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming California state tax

rates of:                             9.30%       9.30%       9.30%       9.30%
and assuming marginal federal tax
rates of:                            28.00%      36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
------------------------------------------------------------------------------------
10 Years            4.58%             7.01%       7.99%       8.25%       8.92%
5 Years             4.46%             6.83%       7.78%       8.03%       8.69%
1 Year              4.08%             6.25%       7.12%       7.35%       7.95%

To match the Fund Shares' closing 30-day SEC Yield of 2.08% on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:      3.19%      3.63%      3.75%      4.05%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA CALIFORNIA         BARCLAYS MUNICIPAL        LIPPER CALIFORNIA
                     BOND FUND                BOND INDEX              MUNICIPAL DEBT
                      SHARES                                           FUNDS INDEX
03/31/05            $10,000.00               $10,000.00                $10,000.00
04/30/05             10,163.47                10,157.70                 10,167.11
05/31/05             10,234.67                10,229.49                 10,245.22
06/30/05             10,307.32                10,292.96                 10,312.39
07/31/05             10,270.61                10,246.44                 10,272.91
08/31/05             10,370.84                10,349.89                 10,388.17
09/30/05             10,309.23                10,280.18                 10,311.34
10/31/05             10,242.17                10,217.75                 10,248.28
11/30/05             10,287.92                10,266.80                 10,290.10
12/31/05             10,390.22                10,355.09                 10,392.48
01/31/06             10,406.33                10,383.03                 10,420.48
02/28/06             10,509.51                10,452.74                 10,503.94
03/31/06             10,436.90                10,380.65                 10,440.20
04/30/06             10,406.15                10,377.09                 10,420.88
05/31/06             10,453.60                10,423.31                 10,478.84
06/30/06             10,408.92                10,384.07                 10,432.82
07/31/06             10,530.44                10,507.59                 10,559.06
08/31/06             10,702.75                10,663.51                 10,720.85
09/30/06             10,771.45                10,737.68                 10,789.55
10/31/06             10,856.11                10,805.01                 10,863.56
11/30/06             10,972.48                10,895.08                 10,957.39
12/31/06             10,922.91                10,856.58                 10,912.76
01/31/07             10,890.31                10,828.79                 10,893.98
02/28/07             11,038.43                10,971.48                 11,027.13
03/31/07             10,989.90                10,944.43                 10,994.27
04/30/07             11,028.30                10,976.83                 11,031.50
05/31/07             10,968.14                10,928.23                 10,981.05
06/30/07             10,899.07                10,871.60                 10,910.84
07/31/07             10,927.73                10,955.87                 10,968.77
08/31/07             10,760.17                10,908.61                 10,835.04
09/30/07             10,959.83                11,070.02                 10,994.84
10/31/07             11,001.22                11,119.37                 11,031.71
11/30/07             11,014.41                11,190.27                 11,042.54
12/31/07             10,980.24                11,221.33                 11,018.88
01/31/08             11,051.31                11,362.83                 11,118.48
02/29/08             10,372.77                10,842.61                 10,500.38
03/31/08             10,756.81                11,152.51                 10,811.01
04/30/08             10,987.76                11,283.02                 10,966.91
05/31/08             11,062.81                11,351.24                 11,044.78
06/30/08             10,894.17                11,223.12                 10,909.13
07/31/08             10,821.18                11,265.77                 10,890.77
08/31/08             10,961.11                11,397.61                 11,013.84
09/30/08             10,311.14                10,863.12                 10,414.86
10/31/08              9,930.84                10,752.24                 10,065.38
11/30/08              9,800.60                10,786.43                  9,934.02
12/31/08              9,604.11                10,943.68                  9,828.44
01/31/09             10,161.89                11,344.25                 10,329.22
02/28/09             10,294.74                11,403.85                 10,433.35
03/31/09             10,228.70                11,405.94                 10,341.69
04/30/09             10,528.43                11,633.79                 10,624.31
05/31/09             10,773.01                11,756.86                 10,859.79
06/30/09             10,539.24                11,646.72                 10,676.56
07/31/09             10,666.79                11,841.58                 10,826.89
08/31/09             11,069.50                12,044.02                 11,151.78
09/30/09             11,836.94                12,476.25                 11,831.95
10/31/09             11,430.40                12,214.36                 11,495.28
11/30/09             11,315.82                12,315.28                 11,487.47
12/31/09             11,413.22                12,356.90                 11,565.40
01/31/10             11,432.31                12,421.26                 11,623.56
02/28/10             11,513.61                12,541.65                 11,752.23
03/31/10             11,571.90                12,511.63                 11,763.78
04/30/10             11,818.90                12,663.68                 11,959.87
05/31/10             11,921.16                12,758.66                 12,035.25
06/30/10             11,875.11                12,766.24                 12,007.93
07/31/10             12,041.83                12,925.43                 12,159.01
08/31/10             12,440.24                13,221.36                 12,503.32
09/30/10             12,450.44                13,200.70                 12,511.90
10/31/10             12,413.68                13,164.13                 12,499.46
11/30/10             11,911.67                12,900.90                 12,112.11
12/31/10             11,508.83                12,650.90                 11,805.67
01/31/11             11,204.96                12,557.70                 11,605.53
02/28/11             11,411.58                12,757.62                 11,813.01
03/31/11             11,351.99                12,715.11                 11,729.93
04/30/11             11,598.28                12,942.82                 11,958.56
05/31/11             11,951.77                13,163.99                 12,249.69
06/30/11             12,087.39                13,209.91                 12,344.64
07/31/11             12,285.45                13,344.72                 12,489.19
08/31/11             12,544.37                13,573.03                 12,689.40
09/30/11             12,868.86                13,713.34                 12,899.38
10/31/11             12,813.42                13,662.36                 12,850.84
11/30/11             12,874.00                13,743.07                 12,914.29
12/31/11             13,205.07                14,004.51                 13,198.46
01/31/12             13,704.28                14,328.39                 13,659.69
02/29/12             13,763.99                14,342.51                 13,711.59
03/31/12             13,685.71                14,249.32                 13,640.42
04/30/12             13,872.09                14,413.71                 13,829.98
05/31/12             14,047.50                14,533.36                 13,988.77
06/30/12             14,044.62                14,517.75                 13,977.96
07/31/12             14,283.99                14,747.84                 14,242.63
08/31/12             14,348.24                14,764.63                 14,278.54
09/30/12             14,442.57                14,853.81                 14,391.71
10/31/12             14,529.05                14,895.73                 14,468.69
11/30/12             14,815.66                15,141.12                 14,797.68
12/31/12             14,675.89                14,953.99                 14,575.00
01/31/13             14,788.29                15,016.27                 14,690.99
02/28/13             14,863.28                15,061.75                 14,746.96
03/31/13             14,845.01                14,996.80                 14,673.87
04/30/13             14,999.54                15,161.19                 14,868.08
05/31/13             14,900.41                14,975.99                 14,690.95
06/30/13             14,266.78                14,551.94                 14,101.08
07/31/13             14,033.47                14,424.71                 13,896.45
08/31/13             13,773.29                14,218.85                 13,641.83
09/30/13             14,201.74                14,524.88                 13,998.02
10/31/13             14,305.91                14,639.63                 14,123.91
11/30/13             14,289.69                14,609.46                 14,095.65
12/31/13             14,244.33                14,572.15                 14,070.81
01/31/14             14,690.79                14,856.04                 14,433.86
02/28/14             14,906.40                15,030.24                 14,655.96
03/31/14             14,998.32                15,055.51                 14,722.35
04/30/14             15,243.20                15,236.40                 14,929.52
05/31/14             15,474.56                15,432.60                 15,185.87
06/30/14             15,497.30                15,445.97                 15,191.63
07/31/14             15,519.74                15,473.17                 15,231.62
08/31/14             15,696.13                15,660.60                 15,454.72
09/30/14             15,774.46                15,676.51                 15,531.26
10/31/14             15,895.70                15,783.97                 15,660.24
11/30/14             15,931.86                15,811.32                 15,683.52
12/31/14             16,038.61                15,890.99                 15,800.28
01/31/15             16,244.74                16,172.65                 16,106.55
02/28/15             16,152.22                16,005.88                 15,943.11
03/31/15             16,218.55                16,052.11                 16,003.38

                                   [END CHART]

                       Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper California Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                        USAA CALIFORNIA        LIPPER CALIFORNIA
                           BOND FUND             MUNICIPAL DEBT
                            SHARES               FUNDS AVERAGE
03/31/06                     4.32                    3.94
03/31/07                     4.32                    3.86
03/31/08                     4.70                    4.12
03/31/09                     5.32                    4.65
03/31/10                     4.89                    4.32
03/31/11                     5.14                    4.54
03/31/12                     4.33                    4.07
03/31/13                     3.91                    3.62
03/31/14                     4.05                    3.67
03/31/15                     3.56                    3.42

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UXABX)

--------------------------------------------------------------------------------
                                      3/31/15                      3/31/14
--------------------------------------------------------------------------------
Net Assets                         $7.9 Million                 $5.6 Million
Net Asset Value Per Share             $11.26                       $10.82

LAST 12 MONTHS
Tax-Exempt Dividends Per Share        $0.400                       $0.413

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
  1 YEAR                                                SINCE INCEPTION 8/01/10
   7.86%                                                         6.32%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD*  AS OF 3/31/15              EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
               1.77%                                        0.82%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.77% on 3/31/15, and assuming California state tax
rates of:                                 9.30%     9.30%      9.30%      9.30%
and assuming marginal federal tax
rates of:                                28.00%    36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:      2.71%     3.09%      3.19%      3.45%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA CALIFORNIA         LIPPER CALIFORNIA        BARCLAYS MUNICIPAL
                     BOND FUND               MUNICIPAL DEBT             BOND INDEX
                   ADVISER SHARES             FUNDS INDEX
07/31/10            $10,000.00               $10,000.00                $10,000.00
08/31/10             10,327.02                10,283.17                 10,228.95
09/30/10             10,342.20                10,290.23                 10,212.97
10/31/10             10,308.42                10,280.00                 10,184.68
11/30/10              9,878.64                 9,961.43                  9,981.03
12/31/10              9,551.35                 9,709.40                  9,787.61
01/31/11              9,296.62                 9,544.79                  9,715.50
02/28/11              9,465.58                 9,715.44                  9,870.17
03/31/11              9,412.89                 9,647.11                  9,837.28
04/30/11              9,614.75                 9,835.14                 10,013.45
05/31/11              9,895.21                10,074.58                 10,184.57
06/30/11             10,005.14                10,152.67                 10,220.10
07/31/11             10,166.77                10,271.55                 10,324.40
08/31/11             10,378.91                10,436.22                 10,501.03
09/30/11             10,655.90                10,608.91                 10,609.58
10/31/11             10,608.40                10,568.99                 10,570.14
11/30/11             10,646.51                10,621.17                 10,632.58
12/31/11             10,929.25                10,854.88                 10,834.86
01/31/12             11,340.94                11,234.21                 11,085.43
02/29/12             11,377.94                11,276.90                 11,096.35
03/31/12             11,309.99                11,218.36                 11,024.25
04/30/12             11,472.97                11,374.27                 11,151.44
05/31/12             11,616.02                11,504.86                 11,244.01
06/30/12             11,600.98                11,495.97                 11,231.93
07/31/12             11,796.92                11,713.65                 11,409.94
08/31/12             11,847.72                11,743.18                 11,422.94
09/30/12             11,923.87                11,836.25                 11,491.93
10/31/12             11,993.17                11,899.56                 11,524.36
11/30/12             12,227.90                12,170.14                 11,714.22
12/31/12             12,110.44                11,987.00                 11,569.44
01/31/13             12,200.13                12,082.39                 11,617.62
02/28/13             12,259.65                12,128.43                 11,652.81
03/31/13             12,242.45                12,068.31                 11,602.56
04/30/13             12,367.64                12,228.03                 11,729.74
05/31/13             12,283.42                12,082.36                 11,586.46
06/30/13             11,758.34                11,597.23                 11,258.38
07/31/13             11,563.45                11,428.93                 11,159.95
08/31/13             11,346.35                11,219.52                 11,000.68
09/30/13             11,696.97                11,512.47                 11,237.45
10/31/13             11,780.42                11,616.01                 11,326.23
11/30/13             11,764.63                11,592.76                 11,302.88
12/31/13             11,724.90                11,572.34                 11,274.02
01/31/14             12,090.44                11,870.92                 11,493.66
02/28/14             12,265.86                12,053.58                 11,628.43
03/31/14             12,339.39                12,108.18                 11,647.98
04/30/14             12,538.43                12,278.57                 11,787.93
05/31/14             12,726.15                12,489.40                 11,939.72
06/30/14             12,742.24                12,494.14                 11,950.07
07/31/14             12,757.86                12,527.03                 11,971.12
08/31/14             12,900.16                12,710.51                 12,116.12
09/30/14             12,961.86                12,773.46                 12,128.43
10/31/14             13,046.90                12,879.54                 12,211.57
11/30/14             13,085.37                12,898.68                 12,232.73
12/31/14             13,170.14                12,994.71                 12,294.37
01/31/15             13,336.63                13,246.60                 12,512.28
02/28/15             13,258.43                13,112.18                 12,383.26
03/31/15             13,309.37                13,161.75                 12,419.02

                                   [END CHART]

                       Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                 USAA CALIFORNIA           LIPPER CALIFORNIA
                BOND FUND ADVISER         MUNICIPAL DEBT FUNDS
                     SHARES                     AVERAGE
03/31/12              4.10                       4.07
03/31/13              3.70                       3.62
03/31/14              3.82                       3.67
03/31/15              3.81                       3.42

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

Appropriated Debt ........................................................ 15.7%
Hospital ................................................................. 15.4%
Special Assessment/Tax/Fee ............................................... 12.6%
General Obligation ....................................................... 10.8%
Real Estate Tax/Fee ...................................................... 10.0%
Water/Sewer Utility ......................................................  9.9%
Electric/Gas Utilities ...................................................  6.2%
Airport/Port .............................................................  4.0%
Toll Roads ...............................................................  3.7%
Nursing/CCRC .............................................................  3.3%

You will find a complete list of securities that the Fund owns on pages 18-24

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/15 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AA                                                                         44.3%
A                                                                          35.4%
BBB                                                                        16.2%
BELOW INVESTMENT-GRADE                                                      3.2%
UNRATED                                                                     0.9%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  -------------
                                     100.00%
                                  -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

            insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from California Health Insurance Construction Loan Insurance Program or California State General Obligation.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  CCD    Community College District
  PRE    Prerefunded to a date prior to maturity
  USD    Unified School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (94.0%)

              CALIFORNIA (92.4%)
  $   1,500   Anaheim Public Financing Auth.                         5.00%       5/01/2046       $     1,718
      4,500   Antelope Valley Healthcare District (INS)              5.20        1/01/2027             4,512
      4,235   Association of Bay Area Governments (NBGA)             5.00        1/01/2033             4,739
     17,520   Association of Bay Area Governments (INS)              4.75        3/01/2036            17,585
      1,500   Association of Bay Area Governments                    5.00        7/01/2042             1,643
      6,100   Baldwin Park USD (INS)                                 5.00(a)     8/01/2031             2,809
      6,375   Baldwin Park USD (INS)                                 5.01(a)     8/01/2032             2,788
      3,085   Burbank USD, 4.30%, 8/01/2023                          4.30(b)     8/01/2033             2,227
      3,000   Burbank USD, 4.35%, 8/01/2023                          4.35(b)     8/01/2034             2,159
      5,265   Carlsbad USD (INS)                                     5.00       10/01/2034             5,864
      3,000   Central USD (INS)                                      5.50        8/01/2029             3,454
      5,000   Chula Vista                                            5.88        1/01/2034             5,914
      6,000   City and County of San Francisco
                Airport Commission                                   4.90        5/01/2029             6,895
     12,605   Coast CCD (INS)                                        5.48(a)     8/01/2034             4,580
      1,350   Corona-Norco USD                                       5.00        9/01/2032             1,508
      6,000   Educational Facilities Auth.                           5.38        4/01/2034             6,900
     15,000   Foothill/Eastern Transportation
                Corridor Agency (INS)                                4.21(a)     1/15/2034             6,801
      7,500   Foothill/Eastern Transportation
                Corridor Agency (INS)                                4.25(a)     1/15/2035             3,285
     18,000   Golden State Tobacco Securitization (INS)              4.55        6/01/2022            19,718
     17,000   Golden State Tobacco Securitization                    5.00        6/01/2033            14,351
     10,000   Golden State Tobacco Securitization (INS)              5.00        6/01/2035            10,080
        810   Health Facilities Financing Auth. (NBGA)               5.50        1/01/2019               813
      2,200   Health Facilities Financing Auth. (NBGA)               5.00       11/01/2024             2,212
      2,000   Health Facilities Financing Auth. (NBGA)               5.00       11/01/2029             2,011
      5,000   Health Facilities Financing Auth.                      5.00        7/01/2033             5,757
      2,000   Health Facilities Financing Auth. (PRE)                6.50       10/01/2033             2,384
      6,000   Health Facilities Financing Auth.                      5.25        4/01/2039             6,199
      1,050   Health Facilities Financing Auth. (NBGA)(c)            5.00        7/01/2039             1,199
      2,100   Health Facilities Financing Auth.                      5.00       11/15/2039             2,368
      7,805   Health Facilities Financing Auth. (NBGA)               5.00        6/01/2042             8,687
      2,300   Health Facilities Financing Auth. (NBGA)(c)            5.00        7/01/2044             2,615
      9,310   Indio Redevelopment Agency                             5.25        8/15/2031             9,869
        790   Infrastructure and Economic Dev. Bank                  5.63        7/01/2020               793
      1,250   Infrastructure and Economic Dev. Bank                  5.75        7/01/2030             1,255
      6,000   Inland Empire Tobacco Securitization Auth.             5.75        6/01/2026             6,018

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
  $   5,000   Irvine USD Financing Auth. (INS) (PRE)                 5.00%       9/01/2038       $     5,100
      1,000   Jurupa Public Financing Auth.                          5.00        9/01/2042             1,108
      3,875   Long Beach Bond Finance Auth.                          5.00       11/15/2035             4,548
      2,000   Los Angeles County Public Works Financing Auth.        5.00       12/01/2044             2,286
      9,615   Los Angeles Municipal Improvement Corp. (INS)          4.75        8/01/2032             9,646
      1,000   Los Banos Redevelopment Agency (INS) (PRE)             5.00        9/01/2036             1,063
     10,000   Madera Redevelopment Agency                            5.38        9/01/2038            10,459
      7,070   Marina Coast Water District (INS)                      5.00        6/01/2037             7,401
      6,000   Modesto Irrigation District                            5.75       10/01/2034             6,901
      7,500   Monterey Peninsula CCD (INS)                           5.11(a)     8/01/2029             3,859
      2,000   Mountain View Shoreline Regional Park Community        5.63        8/01/2035             2,297
      1,500   Norco Redevelopment Agency                             5.88        3/01/2032             1,773
      1,250   Norco Redevelopment Agency                             6.00        3/01/2036             1,487
      5,000   Norwalk Redevelopment Agency (INS)                     5.00       10/01/2030             5,101
      3,500   Norwalk Redevelopment Agency (INS)                     5.00       10/01/2035             3,569
      7,500   Norwalk-La Mirada USD (INS)                            5.00(a)     8/01/2030             4,337
      6,205   Oakdale Irrigation District                            5.50        8/01/2034             7,121
      5,500   Palomar Pomerado Health (INS)                          4.89(a)     8/01/2026             3,731
     12,230   Palomar Pomerado Health (INS)                          6.05(a)     8/01/2031             6,420
      4,000   Pollution Control Financing Auth.(d)                   5.25        8/01/2040             4,316
     10,000   Pollution Control Financing Auth.                      5.00       11/21/2045            10,398
      1,500   Pomona USD (INS)                                       5.00        8/01/2039             1,724
        970   Poway Redevelopment Agency (INS)                       5.75        6/15/2033               972
      2,400   Public Works Board                                     5.25        6/01/2024             2,420
      2,500   Public Works Board                                     5.25        6/01/2025             2,521
      7,900   Public Works Board                                     5.25        6/01/2030             7,968
      5,705   Public Works Board                                     5.00        4/01/2031             5,893
      5,470   Public Works Board                                     5.00        4/01/2031             5,650
      6,875   Public Works Board                                     5.00        4/01/2031             7,101
     10,000   Riverside County Public Financing Auth. (INS)          4.75       10/01/2035            10,142
      2,000   Riverside County Transportation Comission              5.25        6/01/2039             2,354
      7,115   Roseville Finance Auth.                                5.00        2/01/2037             7,930
      2,000   Sacramento Area Flood Control Agency (INS)             5.00       10/01/2044             2,288
      7,030   Sacramento City Financing Auth. (INS)                  5.00       12/01/2036             7,463
     10,990   Sacramento Municipal Utility District
                Financing Auth. (INS)                                4.75        7/01/2025            11,522
      1,020   Sacramento USD (INS)                                   5.00        7/01/2038             1,152
     12,805   San Bernardino County Redevelopment
                Agency (INS)(e)                                      5.00        9/01/2030            12,865
     11,340   San Bernardino County Redevelopment Agency (INS)       5.00        9/01/2035            11,385
      1,110   San Diego County                                       5.00        9/01/2023             1,140
      2,000   San Diego County Regional Airport Auth.                5.00        7/01/2040             2,253
      1,000   San Diego Public Financing Auth.                       5.25        5/15/2029             1,164

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
  $   3,500   San Francisco City and County Airport                  5.25%       5/01/2026       $     3,942
      4,480   San Francisco City and County Redevelopment
                Financing Auth. (INS)                                4.88        8/01/2036             4,545
     10,000   San Jose Financing Auth.                               5.00        6/01/2039            11,447
      3,000   San Jose Redevelopment Agency (INS)                    4.45        8/01/2032             3,084
      1,500   San Luis & Delta-Mendota (INS)                         5.00        3/01/2038             1,694
      3,000   San Marcos USD Financing Auth. (INS)                   5.00        8/15/2035             3,400
      3,500   Santa Barbara Financing Auth.                          5.00        7/01/2029             3,984
      9,000   Santa Barbara Financing Auth.                          5.00        7/01/2039            10,093
      2,000   Santa Clara                                            5.25        7/01/2032             2,266
      1,750   Sierra View Local Health Care District                 5.25        7/01/2037             1,846
      9,645   Solano CCD (INS)                                       4.96(a)     8/01/2028             5,073
      9,735   Solano CCD (INS)                                       5.00(a)     8/01/2030             4,614
     10,000   South Orange County Public Financing Auth. (INS)       5.00        8/15/2032            10,137
      4,000   State                                                  5.25        2/01/2030             4,712
      6,000   State                                                  4.50        8/01/2030             6,376
      5,000   State                                                  5.75        4/01/2031             5,865
      6,750   State (NBGA)                                           4.50       12/01/2037             6,863
      3,000   State                                                  5.00        2/01/2043             3,412
      2,225   Statewide Communities Dev. Auth. (INS)                 4.50        2/01/2027             2,273
     11,795   Statewide Communities Dev. Auth. (NBGA)                5.00       12/01/2027            12,968
      5,115   Statewide Communities Dev. Auth.                       5.00        5/15/2031             5,326
      4,225   Statewide Communities Dev. Auth.                       5.50        7/01/2031             4,692
     17,500   Statewide Communities Dev. Auth.                       5.25        8/01/2031            18,451
      3,370   Statewide Communities Dev. Auth.                       5.00        5/15/2032             3,509
      4,000   Statewide Communities Dev. Auth. (INS)                 4.60        2/01/2037             4,072
     13,000   Statewide Communities Dev. Auth. (NBGA)                5.00       12/01/2037            13,934
      9,000   Statewide Communities Dev. Auth.                       5.00        5/15/2038             9,363
      3,500   Statewide Communities Dev. Auth. (NBGA)                5.75        8/15/2038             3,928
      2,500   Statewide Communities Dev. Auth.                       5.00       11/15/2038             2,716
      1,500   Statewide Communities Dev. Auth.                       5.00        5/15/2042             1,639
        500   Statewide Communities Dev. Auth.                       5.00       11/01/2043               573
      2,400   Statewide Communities Dev. Auth. (NBGA)                5.00        8/01/2044             2,723
      1,500   Statewide Communities Dev. Auth.                       5.00        5/15/2047             1,627
      1,575   Temecula Valley USD (INS)                              5.00        9/01/2040             1,796
      7,190   Tuolumne Wind Project Auth.                            5.63        1/01/2029             8,319
      4,000   Val Verde USD (INS)                                    5.00        3/01/2029             4,492
      1,105   Val Verde USD (INS)                                    5.00        8/01/2034             1,273
      1,530   Val Verde USD (INS)                                    5.00        8/01/2035             1,760
      1,500   Val Verde USD (INS)                                    5.13        3/01/2036             1,667
      4,000   Val Verde USD (INS)                                    5.00        8/01/2044             4,606
      7,650   Vallejo Sanitation and Flood Control District (INS)    5.00        7/01/2019             8,152
      7,000   Vista (INS)                                            5.00        5/01/2037             7,449

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON        FINAL                VALUE
(000)         SECURITY                                               RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------
  $   7,085   Washington Township Health Care District               5.13%       7/01/2023          $  7,107
      1,250   Washington Township Health Care District               6.00        7/01/2029             1,438
      6,080   Washington Township Health Care District               5.00        7/01/2037             6,309
      4,585   West Kern Water District                               5.00        6/01/2028             5,263
                                                                                                    --------
                                                                                                     631,316
                                                                                                    --------
              GUAM (0.8%)
      1,000   Power Auth.                                            5.00       10/01/2034             1,116
      4,000   Waterworks Auth.                                       5.50        7/01/2043             4,653
                                                                                                    --------
                                                                                                       5,769
                                                                                                    --------
              U.S. VIRGIN ISLANDS (0.8%)
      2,010   Public Finance Auth.                                   4.00       10/01/2022             2,098
      1,500   Public Finance Auth.                                   5.00       10/01/2027             1,686
      1,500   Public Finance Auth.                                   5.00       10/01/2032             1,657
                                                                                                    --------
                                                                                                       5,441
                                                                                                    --------
              Total Fixed-Rate Instruments (cost: $605,126)                                          642,526
                                                                                                    --------

              PUT BONDS (3.7%)

              CALIFORNIA (3.7%)
     15,000   Bay Area Toll Auth.                                    1.27(f)     4/01/2036            15,388
     10,000   Twin Rivers USD (INS)                                  3.20        6/01/2041            10,010
                                                                                                    --------
                                                                                                      25,398
                                                                                                    --------
              Total Put Bonds (cost: $25,000)                                                         25,398
                                                                                                    --------

              VARIABLE-RATE DEMAND NOTES (1.9%)

              CALIFORNIA (1.9%)
     13,020   Victorville Joint Powers Financing Auth.
                (LOC - BNP Paribas) (cost: $13,020)                  1.04        5/01/2040            13,020
                                                                                                    --------
              TOTAL INVESTMENTS (COST: $643,146)                                                    $680,944
                                                                                                    ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------

                                             (LEVEL 1)          (LEVEL 2)            (LEVEL 3)
                                         QUOTED PRICES  OTHER SIGNIFICANT          SIGNIFICANT
                                     IN ACTIVE MARKETS         OBSERVABLE         UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS             INPUTS               INPUTS         TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                              $-           $642,526                   $-      $642,526
Put Bonds                                            -             25,398                    -        25,398
Variable-Rate Demand Notes                           -             13,020                    -        13,020
------------------------------------------------------------------------------------------------------------
Total                                               $-           $680,944                   $-      $680,944
------------------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (c) At March 31, 2015, the aggregate market value of securities purchased on a when-issued basis was $3,814,000.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    (e) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2015.

See accompanying notes to financial statements.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------


ASSETS
   Investments in securities, at market value (cost of $643,146)                                $680,944
   Cash                                                                                               20
   Receivables:
       Capital shares sold                                                                           182
       Interest                                                                                    7,843
                                                                                                --------
           Total assets                                                                          688,989
                                                                                                --------
LIABILITIES
   Payables:
       Securities purchased                                                                        3,813
       Capital shares redeemed                                                                       748
       Dividends on capital shares                                                                   528
   Accrued management fees                                                                           204
   Accrued transfer agent's fees                                                                       3
   Other accrued expenses and payables                                                                51
                                                                                                --------
           Total liabilities                                                                       5,347
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $683,642
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $652,839
   Overdistribution of net investment income                                                         (19)
   Accumulated net realized loss on investments                                                   (6,976)
   Net unrealized appreciation of investments                                                     37,798
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $683,642
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $675,694/59,968 shares outstanding)                           $  11.27
                                                                                                ========
       Adviser Shares (net assets of $7,948/706 shares outstanding)                             $  11.26
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                              $29,480
                                                                                                -------
EXPENSES
   Management fees                                                                                2,409
   Administration and servicing fees:
       Fund Shares                                                                                  987
       Adviser Shares                                                                                11
   Transfer agent's fees:
       Fund Shares                                                                                  157
       Adviser Shares                                                                                 2
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                18
   Custody and accounting fees:
       Fund Shares                                                                                  108
       Adviser Shares                                                                                 1
   Postage:
       Fund Shares                                                                                   10
   Shareholder reporting fees:
       Fund Shares                                                                                   15
   Trustees' fees                                                                                    24
   Professional fees                                                                                 86
   Other                                                                                             15
                                                                                                -------
           Total expenses                                                                         3,843
                                                                                                -------
NET INVESTMENT INCOME                                                                            25,637
                                                                                                -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                             (1,193)
   Change in net unrealized appreciation/depreciation                                            27,262
                                                                                                -------
           Net realized and unrealized gain                                                      26,069
                                                                                                -------
   Increase in net assets resulting from operations                                             $51,706
                                                                                                =======

See accompanying notes to financial statements.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                             2015           2014
--------------------------------------------------------------------------------
FROM OPERATIONS

  Net investment income                                  $ 25,637       $ 26,326
  Net realized loss on investments                         (1,193)          (914)
  Change in net unrealized appreciation/depreciation of
      investments                                          27,262        (21,766)
                                                         -----------------------
  Increase in net assets resulting from operations         51,706          3,646
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income:
       Fund Shares                                        (25,362)       (26,090)
       Adviser Shares                                        (258)          (221)
                                                         -----------------------
           Distributions of net investment income         (25,620)       (26,311)
                                                         -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)

  Fund Shares                                              18,686        (35,735)
  Adviser Shares                                            2,080           (324)
                                                         -----------------------
       Total net increase (decrease) in net assets
           from capital share transactions                 20,766        (36,059)
                                                         -----------------------
  Net increase (decrease) in net assets                    46,852        (58,724)

NET ASSETS

  Beginning of year                                       636,790        695,514
                                                         -----------------------
  End of year                                            $683,642       $636,790
                                                         =======================
Overdistribution of net investment income:
  End of year                                            $    (19)      $    (17)
                                                         =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA California Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments and put bonds which are valued based on methods discussed in Note1 A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    substantially fully invested. As of March 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $3,814,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2015, the Adviser Shares incurred redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $19,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                   2015            2014
                                               ---------------------------
Tax-exempt income                              $25,620,000     $26,311,000

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                   $   508,000
Accumulated capital and other losses                               (6,962,000)
Unrealized appreciation of investments                             37,784,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had long-term capital loss carryforwards of $6,962,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $38,307,000 and $23,635,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $643,160,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $40,296,000 and $2,512,000, respectively, resulting in net unrealized appreciation of $37,784,000.

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                    YEAR ENDED
                                             MARCH 31, 2015                MARCH 31, 2014
----------------------------------------------------------------------------------------------
                                        SHARES           AMOUNT        SHARES          AMOUNT
                                        ------------------------------------------------------
FUND SHARES:
Shares sold                              5,967         $ 66,554         4,798        $  51,302
Shares issued from reinvested
   dividends                             1,700           19,000         1,844           19,624
Shares redeemed                         (5,999)         (66,868)      (10,072)        (106,661)
                                        ------------------------------------------------------
Net increase (decrease) from
   capital share transactions            1,668         $ 18,686        (3,430)       $ (35,735)
                                        ======================================================
ADVISER SHARES:
Shares sold                                225         $  2,497            44        $     485
Shares issued from reinvested
   dividends                                 5               54             2               19
Shares redeemed*                           (42)            (471)          (79)            (828)
                                        ------------------------------------------------------
Net increase (decrease) from capital
   share transactions                      188         $  2,080           (33)       $    (324)
                                        ======================================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    California Bond and USAA California Money Market Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets. For the year ended March 31, 2015, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper California Municipal Debt Funds Index over the performance period. The Lipper California Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper California Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

    outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $2,409,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $307,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.04%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $987,000 and $11,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $19,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and would reimburse the Adviser Shares for all expenses in excess of that amount. Effective August 1, 2014, the Manager terminated this agreement for the Adviser Shares. For the year ended March 31, 2015, the Adviser Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $157,000 and $2,000, respectively.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $18,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2015, USAA and its affiliates owned 479,000 shares, which represent 67.8% of the Adviser Shares and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED MARCH 31,
                                 ----------------------------------------------------------------------
                                     2015            2014            2013           2012           2011
                                 ----------------------------------------------------------------------
Net asset value at
   beginning of period           $  10.83        $  11.17        $  10.71       $   9.31       $   9.97
                                 ----------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income              .43             .44             .44            .46            .48
   Net realized and
     unrealized gain (loss)           .44            (.34)            .46           1.41           (.65)
                                 ----------------------------------------------------------------------
Total from investment
   operations                         .87             .10             .90           1.87           (.17)
                                 ----------------------------------------------------------------------
Less distributions from:
   Net investment income             (.43)           (.44)           (.44)          (.46)          (.48)
   Realized capital gains               -               -               -           (.01)          (.01)
                                 ----------------------------------------------------------------------
Total distributions                  (.43)           (.44)           (.44)          (.47)          (.49)
                                 ----------------------------------------------------------------------
Net asset value at
   end of period                 $  11.27        $  10.83        $  11.17       $  10.71       $   9.31
                                 ======================================================================
Total return (%)*                    8.14            1.03            8.48          20.54          (1.90)
Net assets at end of
   period (000)                  $675,694        $631,184        $689,365       $643,449       $562,223
Ratios to average
   net assets:**
   Expenses (%)(a)                    .57             .58             .56            .53            .49
   Net investment income (%)         3.85            4.12            3.95           4.57           4.80
Portfolio turnover (%)                  4               8               4              4              6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $658,394,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                         YEAR ENDED MARCH 31,                MARCH 31,
                                 ----------------------------------------------------------------------
                                   2015            2014            2013           2012           2011
                                 ----------------------------------------------------------------------
Net asset value at
   beginning of period           $10.82          $11.16          $10.70         $ 9.31         $10.20
                                 ----------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income            .40             .41             .41            .44            .29
   Net realized and
     unrealized gain (loss)         .44            (.34)            .46           1.40           (.88)
                                 ----------------------------------------------------------------------
Total from investment
   operations                       .84             .07             .87           1.84           (.59)
                                 ----------------------------------------------------------------------
Less distributions from:
   Net investment income           (.40)           (.41)           (.41)          (.44)          (.29)
   Realized capital gains             -               -               -           (.01)          (.01)
                                 ----------------------------------------------------------------------
Total distributions                (.40)           (.41)           (.41)          (.45)          (.30)
                                 ----------------------------------------------------------------------
Net asset value at
   end of period                 $11.26          $10.82          $11.16         $10.70         $ 9.31
                                 ======================================================================

Total return (%)*                  7.86             .79            8.26          20.14          (5.87)
Net assets at
   end of period (000)           $7,948          $5,606          $6,149         $8,689         $4,458
Ratios to average
   net assets:**
   Expenses (%)(a)                  .83(c)          .82             .77            .77            .86(b)
   Expenses, excluding
     reimbursements (%)(a)          .83             .82             .77            .77            .86(b)
   Net investment income (%)       3.58            3.88            3.73           4.20           4.50(b)
Portfolio turnover (%)                4               8               4              4              6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $7,189,000.

(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                           EXPENSES PAID
                                     BEGINNING             ENDING          DURING PERIOD*
                                   ACCOUNT VALUE       ACCOUNT VALUE     OCTOBER 1, 2014 -
                                  OCTOBER 1, 2014      MARCH 31, 2015     MARCH 31, 2015
                                  --------------------------------------------------------
FUND SHARES
Actual                               $1,000.00           $1,028.20             $2.83

Hypothetical
   (5% return before expenses)        1,000.00            1,022.14              2.82

ADVISER SHARES
Actual                                1,000.00            1,026.80              4.19

Hypothetical
   (5% return before expenses)        1,000.00            1,020.79              4.18

*Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares and 0.83% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.82% for Fund Shares and 2.68% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA CALIFORNIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit Committee.
   (4) Member of Pricing and Investment Committee.
   (5) Member of Corporate Governance Committee.
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

50  | USAA CALIFORNIA BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

52  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT usaa.com                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA       We know what it means to serve.(R)

   =============================================================================
   40860-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA CALIFORNIA MONEY MARKET FUND]

 ======================================================

       ANNUAL REPORT
       USAA CALIFORNIA MONEY MARKET FUND
       MARCH 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         16

    Financial Statements                                                      17

    Notes to Financial Statements                                             20

EXPENSE EXAMPLE                                                               29

TRUSTEES' AND OFFICERS' INFORMATION                                           31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204974-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE CALIFORNIA MONEY MARKET FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields on tax-exempt money market funds remained at or near zero throughout the reporting period ended March 31, 2015, as the Federal Reserve (the Fed) kept the federal funds target rate anchored between 0% and 0.25%. As a result, money market funds provided very low absolute yields, though investors continued to rely on them for the safety and liquidity they tend to offer.

    The Fed trimmed its asset purchases during the reporting period and, as expected, ultimately ended them in October 2014. Many market participants had expected longer-term interest rates to rise as a result of the Fed's ending of its quantitative easing program, but interest rates generally fell instead. In its March 2015 policy statement, the Fed signaled that it may raise the federal funds target rate sometime during 2015.

    The SIFMA Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), stayed in a narrow range, starting the reporting period at 0.06%, rising to a high of 0.12% on April 23, 2014 amid tax season-related redemptions, and ending the reporting period by revisiting its all-time low of 0.02%.

================================================================================

2  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA CALIFORNIA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2015, the Fund had a total return of 0.02%, compared to an average return of 0.01% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation continued to improve during the reporting period. The State Controller announced in March 2015 that California's receipts exceeded budgeted estimates by nearly $1 billion in February 2015, thanks to strong personal income-tax and sales-tax collections--both of which are reflective of an overall strengthening of the economy. In addition, state revenues benefited from a tax initiative approved by voters in November 2012. The new taxes are expected to continue generating billions of dollars in additional revenue annually, reducing the chance of a large budget gap in the near future. Importantly, state legislators committed to spending cuts in recent years that are also contributing to the turnaround in California's finances. Recognizing California's fiscal progress, all three credit rating agencies upgraded the state's general obligation bonds during the reporting period. On March 31, 2015, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, Inc., A+ by Standard & Poor's Ratings Services, and A+ by Fitch Ratings Inc.

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to invest the majority of the Fund's assets in VRDNs. The VRDNs owned by the Fund provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They can also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    In an effort to enhance the Fund's yield, we sought to invest in longer maturities during the reporting period. However, with interest rates so low, these investments did not significantly increase the Fund's yield. We relied on our credit analysts to help us identify attractive opportunities for the Fund and monitor every holding in the portfolio.

    Thank you for allowing us to serve your investment needs.

    The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.
    o Variable-rate demand notes (VRDNs) are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA CALIFORNIA MONEY MARKET FUND (FUND) (Ticker Symbol: UCAXX)

--------------------------------------------------------------------------------
                                       3/31/15                       3/31/14
--------------------------------------------------------------------------------
Net Assets                           $320.2 Million             $316.4 Million
Net Asset Value Per Share                $1.00                      $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                   11 Days                    14 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                           10 YEARS
   0.02%                            0.02%                             1.06%

--------------------------------------------------------------------------------
   7-DAY YIELD AS OF 3/31/15                      EXPENSE RATIO* AS OF 3/31/14
--------------------------------------------------------------------------------
SUBSIDIZED                       0.01%                       0.58%
UNSUBSIDIZED                    -0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                 o 7-DAY YIELD COMPARISON o

             [CHART OF 7-DAY YIELD COMPARISON

                        USAA CALIFORNIA         iMONEYNET
                       MONEY MARKET FUND         AVERAGE
 3/31/2014                 0.01%                   0.01%
 4/28/2014                 0.01%                   0.01%
 5/23/2014                 0.01%                   0.01%
 6/30/2014                 0.01%                   0.01%
 7/28/2014                 0.01%                   0.01%
 8/25/2014                 0.01%                   0.01%
 9/29/2014                 0.01%                   0.01%
10/27/2014                 0.01%                   0.01%
11/24/2014                 0.01%                   0.01%
12/29/2014                 0.01%                   0.01%
 1/26/2015                 0.01%                   0.01%
 2/23/2015                 0.01%                   0.01%
 3/30/2015                 0.01%                   0.01%

                       [END CHART]

       Data represents the last Monday of each month. Ending date 3/30/15.

The graph tracks the USAA California Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

Hospital .................................................................. 18.6%
Special Assessment/Tax/Fee ................................................ 12.5%
General Obligation ........................................................ 10.9%
Education ................................................................. 10.5%
Appropriated Debt .........................................................  9.9%
Toll Roads ................................................................  6.2%
Water/Sewer Utility .......................................................  5.6%
Nursing/CCRC ..............................................................  5.5%
Real Estate Tax/Fee .......................................................  5.4%
Multifamily Housing .......................................................  5.3%

                           o PORTFOLIO MIX - 3/31/15 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 90.2%
FIXED-RATE INSTRUMENTS                                                      7.4%
ADJUSTABLE-RATE NOTES                                                       2.5%

                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-15.

================================================================================

                                                         INVESTMENT OVERVIEW | 7

================================================================================

                   o CUMULATIVE PERFORMANCE OF $10,000 o

                     [CHART OF CUMULATIVE PERFORMANCE]

                                                        USAA CALIFORNIA
                                                       MONEY MARKET FUND
03/31/05                                                   $10,000.00
04/30/05                                                    10,016.63
05/31/05                                                    10,036.04
06/30/05                                                    10,051.95
07/31/05                                                    10,067.48
08/31/05                                                    10,084.20
09/30/05                                                    10,102.46
10/31/05                                                    10,119.97
11/30/05                                                    10,139.99
12/31/05                                                    10,164.06
01/31/06                                                    10,184.40
02/28/06                                                    10,205.05
03/31/06                                                    10,229.33
04/30/06                                                    10,252.32
05/31/06                                                    10,278.65
06/30/06                                                    10,307.19
07/31/06                                                    10,332.38
08/31/06                                                    10,358.87
09/30/06                                                    10,385.61
10/31/06                                                    10,411.11
11/30/06                                                    10,437.35
12/31/06                                                    10,466.70
01/31/07                                                    10,492.11
02/28/07                                                    10,517.33
03/31/07                                                    10,545.89
04/30/07                                                    10,573.25
05/31/07                                                    10,603.52
06/30/07                                                    10,632.56
07/31/07                                                    10,660.13
08/31/07                                                    10,692.37
09/30/07                                                    10,718.94
10/31/07                                                    10,747.13
11/30/07                                                    10,775.75
12/31/07                                                    10,803.35
01/31/08                                                    10,827.16
02/29/08                                                    10,847.76
03/31/08                                                    10,872.29
04/30/08                                                    10,891.90
05/31/08                                                    10,912.84
06/30/08                                                    10,927.62
07/31/08                                                    10,942.42
08/31/08                                                    10,959.79
09/30/08                                                    10,988.97
10/31/08                                                    11,022.24
11/30/08                                                    11,036.44
12/31/08                                                    11,050.69
01/31/09                                                    11,059.31
02/28/09                                                    11,066.18
03/31/09                                                    11,073.41
04/30/09                                                    11,079.90
05/31/09                                                    11,086.40
06/30/09                                                    11,090.23
07/31/09                                                    11,092.04
08/31/09                                                    11,093.73
09/30/09                                                    11,094.80
10/31/09                                                    11,095.77
11/30/09                                                    11,096.18
12/31/09                                                    11,099.55
01/31/10                                                    11,099.63
02/28/10                                                    11,099.72
03/31/10                                                    11,099.81
04/30/10                                                    11,099.91
05/31/10                                                    11,100.10
06/30/10                                                    11,100.19
07/31/10                                                    11,100.29
08/31/10                                                    11,100.38
09/30/10                                                    11,100.47
10/31/10                                                    11,100.56
11/30/10                                                    11,100.66
12/31/10                                                    11,101.53
01/31/11                                                    11,101.62
02/28/11                                                    11,101.70
03/31/11                                                    11,101.80
04/30/11                                                    11,101.89
05/31/11                                                    11,101.98
06/30/11                                                    11,102.07
07/31/11                                                    11,102.16
08/31/11                                                    11,102.26
09/30/11                                                    11,102.35
10/31/11                                                    11,102.44
11/30/11                                                    11,102.53
12/31/11                                                    11,103.08
01/31/12                                                    11,104.57
02/29/12                                                    11,104.66
03/31/12                                                    11,104.76
04/30/12                                                    11,104.85
05/31/12                                                    11,104.94
06/30/12                                                    11,105.03
07/31/12                                                    11,105.13
08/31/12                                                    11,105.23
09/30/12                                                    11,105.31
10/31/12                                                    11,105.41
11/30/12                                                    11,105.50
12/31/12                                                    11,105.92
01/31/13                                                    11,106.02
02/28/13                                                    11,106.10
03/31/13                                                    11,106.20
04/30/13                                                    11,106.29
05/31/13                                                    11,106.38
06/30/13                                                    11,106.47
07/31/13                                                    11,106.57
08/31/13                                                    11,106.66
09/30/13                                                    11,106.75
10/31/13                                                    11,106.85
11/30/13                                                    11,106.94
12/31/13                                                    11,107.92
01/31/14                                                    11,108.01
02/28/14                                                    11,108.10
03/31/14                                                    11,108.19
04/30/14                                                    11,108.28
05/31/14                                                    11,108.38
06/30/14                                                    11,108.47
07/31/14                                                    11,108.56
08/31/14                                                    11,108.66
09/30/14                                                    11,108.75
10/31/14                                                    11,108.84
11/30/14                                                    11,108.93
12/31/14                                                    11,109.83
01/31/15                                                    11,109.92
02/28/15                                                    11,110.01
03/31/15                                                    11,110.10

                             [END CHART]

                  Data from 3/31/05 through 03/31/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                TAX-EXEMPT                    LONG-TERM CAPITAL
                INCOME(1,3)                 GAIN DISTRIBUTIONS(2)
               ---------------------------------------------------
                   100%                            $22,000
               ---------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Money Market Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

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10  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    ADJUSTABLE-RATE NOTES - similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

    that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (INS)     Principal and interest payments are insured by Berkshire
              Hathaway Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citibank, N.A., Deutsche Bank A.G., JPMorgan Chase Bank, N.A., Rabobank Nederland N.V., or Wells Fargo & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ABAG      Association of Bay Area Governments
    IDA       Industrial Development Authority/Agency
    SPEAR     Short Puttable Exempt Adjustable Receipts
    USD       Unified School District

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12  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON       FINAL                VALUE
(000)         SECURITY                                                  RATE       MATURITY              (000)
--------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (90.2%)

              CALIFORNIA (90.2%)
$     9,595   ABAG Finance Auth. for Nonprofit Corps.
                (LOC - KBC Bank N.V.)                                0.31%        5/15/2035           $  9,595
      3,700   Alameda County IDA (LOC - Bank of the West)            0.05        12/01/2040              3,700
      2,900   Alameda County IDA (LOC - Comerica Bank, N.A.)         0.07        12/01/2040              2,900
        509   Anaheim Housing Auth. (LOC - Union Bank of
                California, N.A.)                                    1.95        12/01/2015                509
     10,000   Anaheim Public Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                        0.22         9/01/2030             10,000
        310   Apple Valley (LOC - Union Bank of California, N.A.)    0.07         9/01/2015                310
     20,000   Bay Area Toll Auth. (LOC - Bank of Tokyo-
                Mitsubishi UFJ, Ltd.)                                0.01         4/01/2045             20,000
        508   Culver City Redevelopment Agency
                (LOC - Union Bank of California, N.A.)               1.95        12/01/2015                508
     10,000   Enterprise Dev. Auth. (LOC - Federal Home Loan
                Bank of San Francisco)(a)                            0.04        12/01/2042             10,000
     20,255   Golden State Tobacco Securitization Corp. (INS)
                (LIQ)(a)                                             0.04        12/01/2037             20,255
     14,700   Health Facilities Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                   0.01         7/01/2033             14,700
      1,795   Hesperia Public Financing Auth.
                (LOC - Bank of the West)                             0.07        10/01/2023              1,795
      5,000   Infrastructure and Economic Dev. Bank
                (LOC - Federal Home Loan Bank of
                San Francisco)(a)                                    0.02        12/01/2040              5,000
      7,905   Irvine (LOC - Sumitomo Mitsui Banking Corp.)           0.01         9/02/2032              7,905
     17,157   Irvine (LOC - Sumitomo Mitsui Banking Corp.)           0.01         9/02/2050             17,157
      5,885   Loma Linda (LOC - Union Bank of California, N.A.)      0.05         6/01/2025              5,885
      7,100   Long Beach Health Facility                             0.02        10/01/2016              7,100
      6,390   Los Angeles (LOC - U.S. Bank, N.A.)                    0.02         8/01/2035              6,390
      3,900   Manteca USD (LIQ) (LOC - Deutsche Bank A.G.)(a)        0.12         8/01/2035              3,900
      1,650   Novato (LOC - Bank of the West)                        0.05        10/01/2032              1,650
     24,120   Pasadena (LOC - Bank of America, N.A.)                 0.03         2/01/2035             24,120
     10,000   Pollution Control Financing Auth.
                (LOC - JPMorgan Chase Bank, N.A.)                    0.01        11/01/2026             10,000
      2,280   Pollution Control Financing Auth.
                (LOC - Comerica Bank, N.A.)                          0.07        12/01/2030              2,280
      2,300   Pollution Control Financing Auth.                      0.03         3/01/2041              2,300

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                                                  PORTFOLIO OF INVESTMENTS |  13

===============================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON       FINAL                 VALUE
(000)         SECURITY                                                  RATE       MATURITY               (000)
---------------------------------------------------------------------------------------------------------------
$     7,395   Sacramento City Financing Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.13%       12/01/2033           $  7,395
      6,250   San Diego County (LOC - Comerica Bank, N.A.)           0.04         1/01/2023              6,250
      1,338   SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)              0.13         8/01/2031              1,338
      8,122   SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)              0.15         8/01/2041              8,122
     11,300   State (LIQ) (LOC - Rabobank Nederland N.V.)(a)         0.13         8/01/2032             11,300
      2,500   State (LOC - U.S. Bank, N.A.)                          0.02         5/01/2033              2,500
     14,600   Statewide Communities Dev. Auth. (LIQ)
               (LOC - Citibank, N.A.)(a)                             0.52        12/14/2016             14,600
      6,050   Statewide Communities Dev. Auth. (LIQ)(a)              0.17        10/01/2020              6,050
      3,450   Statewide Communities Dev. Auth.
               (LOC - Comerica Bank, N.A.)                           0.04        12/01/2024              3,450
      9,745   Statewide Communities Dev. Auth. (LIQ)
               (LOC - Wells Fargo & Co.)(a)                          0.02         7/01/2030              9,745
      6,600   Statewide Communities Dev. Auth.                       0.01        11/01/2030              6,600
      7,300   Statewide Communities Dev. Auth.
               (LOC - Bank of America, N.A.)                         0.03        10/01/2036              7,300
     12,165   Statewide Communities Dev. Auth. (LIQ)
               (LOC - Wells Fargo & Co.)(a)                          0.05        10/01/2036             12,165
      4,000   Statewide Communities Dev. Auth.                       0.01         4/01/2038              4,000
                                                                                                      --------
                                                                                                       288,774
                                                                                                      --------
              Total Variable-Rate Demand Notes (cost: $288,774)                                        288,774
                                                                                                      --------
              FIXED-RATE INSTRUMENTS (7.4%)

              CALIFORNIA (7.4%)
     12,000   San Diego County Water Auth.                           0.05         5/06/2015             12,000
     11,600   Statewide Communities Dev. Auth.                       0.14         7/08/2015             11,600
                                                                                                      --------
                                                                                                        23,600
                                                                                                      --------
              Total Fixed-Rate Instruments (cost: $23,600)                                              23,600
                                                                                                      --------
              ADJUSTABLE-RATE NOTES (2.5%)

              CALIFORNIA (2.5%)
      8,000   Golden Empire Schools Financing Auth. (cost: $8,000)   0.22         5/01/2015              8,000
                                                                                                      --------
              TOTAL INVESTMENTS (COST: $320,374)                                                      $320,374
                                                                                                      ========

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14  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)               (LEVEL 2)           (LEVEL 3)
                                    QUOTED PRICES       OTHER SIGNIFICANT         SIGNIFICANT
                                IN ACTIVE MARKETS              OBSERVABLE        UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS                  INPUTS              INPUTS         TOTAL
-----------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                     $-                $288,774                  $-      $288,774
Fixed-Rate Instruments                          -                  23,600                   -        23,600
Adjustable-Rate Notes                           -                   8,000                   -         8,000
-----------------------------------------------------------------------------------------------------------
Total                                          $-                $320,374                  $-      $320,374
-----------------------------------------------------------------------------------------------------------

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                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1 to the financial statements.

    The cost of securities at March 31, 2015, for federal income tax purposes, was $320,374,000.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

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16  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                $320,374
   Cash                                                                                      50
   Receivables:
       Capital shares sold                                                                  475
       USAA Asset Management Company (Note 4D)                                                9
       Interest                                                                              45
                                                                                       --------
           Total assets                                                                 320,953
                                                                                       --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                               629
      Dividends on capital shares                                                             4
   Accrued management fees                                                                   85
   Accrued transfer agent's fees                                                             22
   Other accrued expenses and payables                                                       48
                                                                                       --------
          Total liabilities                                                                 788
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $320,165
                                                                                       ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                      $320,165
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $320,165
                                                                                       ========
  Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                          320,158
                                                                                       ========
    Net asset value, redemption price, and offering price per share                    $   1.00
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $    411
                                                                                       --------
EXPENSES
   Management fees                                                                          980
   Administration and servicing fees                                                        311
   Transfer agent's fees                                                                    359
   Custody and accounting fees                                                               88
   Postage                                                                                   13
   Shareholder reporting fees                                                                14
   Trustees' fees                                                                            24
   Professional fees                                                                         72
   Other                                                                                     10
                                                                                       --------
           Total expenses                                                                 1,871
   Expenses reimbursed                                                                   (1,491)
                                                                                       --------
           Net expenses                                                                     380
                                                                                       --------
NET INVESTMENT INCOME                                                                        31
                                                                                       ========
NET REALIZED GAIN ON INVESTMENTS
  Net realized gain                                                                           1
                                                                                       --------
  Increase in net assets resulting from operations                                     $     32
                                                                                       ========

See accompanying notes to financial statements.

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18  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                               2015            2014
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $      31       $      32
   Net realized gain on investments                                               1              43
                                                                          -------------------------
   Increase in net assets resulting from operations                              32              75
                                                                          -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (31)            (32)
   Net realized gains                                                           (22)            (26)
                                                                          -------------------------
   Distributions to shareholders                                                (53)            (58)
                                                                          -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                174,108         222,726
   Reinvested dividends                                                          53              58
   Cost of shares redeemed                                                 (170,412)       (235,785)
                                                                          -------------------------
           Increase (decrease) in net assets from capital
               share transactions                                             3,749         (13,001)
                                                                          -------------------------
   Net increase (decrease) in net assets                                      3,728         (12,984)

NET ASSETS
  Beginning of year                                                         316,437         329,421
                                                                          -------------------------
  End of year                                                             $ 320,165       $ 316,437
                                                                          =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                               174,108         222,726
  Shares issued for dividends reinvested                                         53              58
  Shares redeemed                                                          (170,412)       (235,785)
                                                                          -------------------------
          Increase (decrease) in shares outstanding                           3,749         (13,001)
                                                                          =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA California Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular

================================================================================

20  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

22  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                     2015                 2014
                                                    ----------------------------
Ordinary income*                                    $     -              $ 6,000
Tax-exempt income                                    31,000               33,000
Long-term realized capital gain                      22,000               19,000
                                                    -------              -------
     Total distributions paid                       $53,000              $58,000
                                                    =======              =======

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                          $ 4,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year

================================================================================

24  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond and USAA California Money Market Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $980,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $311,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $9,000 for these compliance and legal services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    These expenses are included in the professional fees on the Fund's statement of operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $359,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2015, the Fund incurred reimbursable expenses of $1,491,000, of which $9,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act to reform the structure and operations of these funds. The

================================================================================

26  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The amendments will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is currently evaluating the impact of these amendments. Initial compliance dates for the various amendments range from July 2015 to October 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                               ---------------------------------------------------------------------------
                                   2015              2014           2013               2012           2011
                               ---------------------------------------------------------------------------
Net asset value at
 beginning of period           $   1.00          $   1.00        $   1.00          $   1.00       $   1.00
                               ---------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income(a)           .00               .00             .00               .00            .00
 Net realized and
  unrealized gain(a)                .00               .00             .00               .00            .00
                               ---------------------------------------------------------------------------
Total from investment
 operations(a)                      .00               .00             .00               .00            .00
                               ---------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)          (.00)             (.00)           (.00)             (.00)          (.00)
 Realized capital gains(a)         (.00)             (.00)           (.00)             (.00)          (.00)
                               ---------------------------------------------------------------------------
Total distributions(a)             (.00)             (.00)           (.00)             (.00)          (.00)
                               ---------------------------------------------------------------------------
Net asset value at
 end of period                 $   1.00          $   1.00        $   1.00          $   1.00       $   1.00
                               ===========================================================================
Total return (%)*,(c)               .02               .02             .01               .03(b)         .02
Net assets at
 end of period (000)           $320,165          $316,437        $329,421          $328,917       $358,135
Ratios to average
 net assets:**
 Expenses (%)(c),(d)                .12               .18             .32               .31(b)         .41
 Expenses, excluding
  reimbursements (%)(d)             .60               .58             .57               .58(b)         .56
 Net investment income (%)          .01               .01             .01               .02            .01

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended March 31, 2015, average net assets were $310,684,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $42,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Effective November 9, 2009, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

28  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                        BEGINNING                ENDING                  DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE             OCTOBER 1, 2014-
                                      OCTOBER 1, 2014         MARCH 31, 2015             MARCH 31, 2015
                                      ------------------------------------------------------------------
Actual                                   $1,000.00               $1,000.10                    $0.50

Hypothetical
 (5% return before expenses)              1,000.00                1,024.43                     0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending actual account value on the first line in the table is based on its actual total return of 0.01% for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

30  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

(1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
(2) Member of Executive Committee.
(3) Member of Audit Committee.
(4) Member of Pricing and Investment Committee.
(5) Member of Corporate Governance Committee.
(6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
(7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
(8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
(+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

36  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

38  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
at USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
          (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA         We know what it means to serve.(R)
   =============================================================================
   40861-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

 ======================================================

         ANNUAL REPORT
         USAA VIRGINIA BOND FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered
      Public Accounting Firm                                                 17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     27

    Notes to Financial Statements                                            30

EXPENSE EXAMPLE                                                              44

TRUSTEES' AND OFFICERS' INFORMATION                                          46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204982-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and other government entities, the interest on which is exempt from federal income tax and Virginia state income taxes. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF JOHN C. BONNELL]             [PHOTO OF DIEDERIK OLIJSLAGER]
          JOHN C. BONNELL, CFA                     DIEDERIK OLIJSLAGER
          USAA Asset                               USAA Asset
          Management Company                       Management Company

--------------------------------------------------------------------------------

o WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

  Tax-exempt bonds recorded solid gains during the reporting period ended March 31, 2015, largely due to an imbalance between supply and demand. Until the fourth quarter of 2014, there were fewer new issuances of tax-exempt bonds than historically has been the case amid ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refinancing bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investors appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

  Another catalyst for municipal bonds was the performance of the U.S. Treasury market, which municipal bonds tend to follow over time. Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) U.S. Treasuries generally outperformed municipal bonds during the reporting period. However, tax-exempt bonds offered more attractive yields. The yield on a 30-year AAA-rated municipal bond was 2.80% at the end of the reporting period, compared to the 2.54% yield

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

  on a 30-year U.S. Treasury security. Municipal bond credit spreads narrowed as investors sought higher yields in riskier assets. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

  Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

  The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 7.10% and 6.84%, respectively, versus an average return of 5.93% amongst the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 6.53% for the Lipper Virginia Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.67% and 3.43%, respectively, compared to the Lipper Virginia Municipal Debt Funds Average of 3.40%.

  USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

  Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy is feeling

  Refer to pages 8 and 9 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

  the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices are serving it well, as it remains one of the minority of states rated AAA by all three credit rating agencies. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

  Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for the majority of its total returns. Due to the Fund's income orientation, the Fund is generally tilted toward bonds in the BBB and A-rated categories.

  To identify attractive opportunities for the Fund, our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

  Our credit analysts continuously monitor the Fund's holdings. The Fund continues to be diversified by sector and issuer which limits its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

  We appreciate your continued investment in the Fund.

  As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USVAX)

--------------------------------------------------------------------------------
                                        3/31/15                     3/31/14
--------------------------------------------------------------------------------
Net Assets                          $648.3 Million              $595.2 Million
Net Asset Value Per Share               $11.53                      $11.17

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.424                      $0.444
Dollar-Weighted Average
Portfolio Maturity(+)                 16.2 Years                  16.9 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                         10 YEARS
   7.10%                           5.15%                           4.35%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/15                    EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
           1.99%                                                0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2015

--------------------------------------------------------------------------------
                   TOTAL RETURN    =    DIVIDEND RETURN    +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS              4.35%        =        4.31%          +       0.04%
5 YEARS               5.15%        =        4.09%          +       1.06%
1 YEAR                7.10%        =        3.88%          +       3.22%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006 - MARCH 31, 2015

[CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                TOTAL RETURN         DIVIDEND RETURN       CHANGE IN SHARE PRICE
3/31/2006          3.61%                   4.30%                -0.69%
3/31/2007          4.99%                   4.35%                 0.64%
3/31/2008         -1.17%                   4.28%                -5.45%
3/31/2009         -1.29%                   4.68%                -5.97%
3/31/2010         12.23%                   5.09%                 7.14%
3/31/2011         -0.03%                   4.12%                -4.15%
3/31/2012         13.37%                   4.62%                 8.75%
3/31/2013          5.65%                   3.90%                 1.75%
3/31/2014          0.23%                   3.94%                -3.71%
3/31/2015          7.10%                   3.88%                 3.22%

                             [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming Virginia state
tax rates of:                         5.75%        5.75%        5.75%     5.75%

and assuming marginal federal
tax rates of:                        28.00%       36.80%*      38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years           4.31%              6.35%        7.24%        7.47%     8.08%
5 Years            4.09%              6.03%        6.87%        7.09%     7.67%
1 Year             3.88%              5.72%        6.51%        6.73%     7.27%

To match the Fund Shares' closing 30-day SEC Yield of 1.99% on 3/31/15,

A FULLY TAXABLE INVESTMENT MUST PAY:  2.93%        3.34%        3.45%      3.73%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS          USAA VIRGINIA      LIPPER VIRGINIA
                  MUNICIPAL BOND         BOND FUND         MUNICIPAL DEBT
                      INDEX               SHARES            FUNDS INDEX
03/31/05            $10,000.00          $10,000.00          $10,000.00
04/30/05             10,157.70           10,166.36           10,149.07
05/31/05             10,229.49           10,235.55           10,225.87
06/30/05             10,292.96           10,297.53           10,284.41
07/31/05             10,246.44           10,246.05           10,236.66
08/31/05             10,349.89           10,334.37           10,330.32
09/30/05             10,280.18           10,267.88           10,265.07
10/31/05             10,217.75           10,204.81           10,205.26
11/30/05             10,266.80           10,241.29           10,244.30
12/31/05             10,355.09           10,342.12           10,328.63
01/31/06             10,383.03           10,349.58           10,345.94
02/28/06             10,452.74           10,431.36           10,413.41
03/31/06             10,380.65           10,363.58           10,345.89
04/30/06             10,377.09           10,344.34           10,339.42
05/31/06             10,423.31           10,381.61           10,384.17
06/30/06             10,384.07           10,340.14           10,337.68
07/31/06             10,507.59           10,456.87           10,451.62
08/31/06             10,663.51           10,621.95           10,599.52
09/30/06             10,737.68           10,688.13           10,663.94
10/31/06             10,805.01           10,761.05           10,728.88
11/30/06             10,895.08           10,863.44           10,815.11
12/31/06             10,856.58           10,804.94           10,770.48
01/31/07             10,828.79           10,783.82           10,751.46
02/28/07             10,971.48           10,924.93           10,880.09
03/31/07             10,944.43           10,879.06           10,845.45
04/30/07             10,976.83           10,925.09           10,884.54
05/31/07             10,928.23           10,859.14           10,835.79
06/30/07             10,871.60           10,784.97           10,771.64
07/31/07             10,955.87           10,832.21           10,835.11
08/31/07             10,908.61           10,665.55           10,715.82
09/30/07             11,070.02           10,855.99           10,877.74
10/31/07             11,119.37           10,906.17           10,919.01
11/30/07             11,190.27           10,948.77           10,950.95
12/31/07             11,221.33           10,921.45           10,937.63
01/31/08             11,362.83           11,058.48           11,056.39
02/29/08             10,842.61           10,475.34           10,528.34
03/31/08             11,152.51           10,750.33           10,803.13
04/30/08             11,283.02           10,920.87           10,954.36
05/31/08             11,351.24           11,043.49           11,047.70
06/30/08             11,223.12           10,944.19           10,918.59
07/31/08             11,265.77           10,917.58           10,915.35
08/31/08             11,397.61           11,010.30           11,004.53
09/30/08             10,863.12           10,477.17           10,541.69
10/31/08             10,752.24           10,199.36           10,288.33
11/30/08             10,786.43           10,158.25           10,210.55
12/31/08             10,943.68           10,111.28           10,236.06
01/31/09             11,344.25           10,472.96           10,692.68
02/28/09             11,403.85           10,599.29           10,794.96
03/31/09             11,405.94           10,611.15           10,797.19
04/30/09             11,633.79           10,831.77           11,058.65
05/31/09             11,756.86           10,990.30           11,232.37
06/30/09             11,646.72           10,940.07           11,161.05
07/31/09             11,841.58           11,071.39           11,305.14
08/31/09             12,044.02           11,302.51           11,517.91
09/30/09             12,476.25           11,738.15           11,933.46
10/31/09             12,214.36           11,581.93           11,764.45
11/30/09             12,315.28           11,635.16           11,777.49
12/31/09             12,356.90           11,726.30           11,863.12
01/31/10             12,421.26           11,798.43           11,906.44
02/28/10             12,541.65           11,897.25           12,010.60
03/31/10             12,511.63           11,908.82           12,006.27
04/30/10             12,663.68           12,010.10           12,129.73
05/31/10             12,758.66           12,061.55           12,182.25
06/30/10             12,766.24           12,049.23           12,152.10
07/31/10             12,925.43           12,148.70           12,278.08
08/31/10             13,221.36           12,386.97           12,531.22
09/30/10             13,200.70           12,428.29           12,555.25
10/31/10             13,164.13           12,400.90           12,522.10
11/30/10             12,900.90           12,107.33           12,219.53
12/31/10             12,650.90           11,855.12           11,966.28
01/31/11             12,557.70           11,726.32           11,821.39
02/28/11             12,757.62           11,951.45           12,012.93
03/31/11             12,715.11           11,904.82           11,971.06
04/30/11             12,942.82           12,121.40           12,185.47
05/31/11             13,163.99           12,380.89           12,423.67
06/30/11             13,209.91           12,459.79           12,487.32
07/31/11             13,344.72           12,584.66           12,598.47
08/31/11             13,573.03           12,756.24           12,754.71
09/30/11             13,713.34           12,930.85           12,938.30
10/31/11             13,662.36           12,879.16           12,896.39
11/30/11             13,743.07           12,923.18           12,938.72
12/31/11             14,004.51           13,157.39           13,183.04
01/31/12             14,328.39           13,515.20           13,583.33
02/29/12             14,342.51           13,524.05           13,583.00
03/31/12             14,249.32           13,497.94           13,495.91
04/30/12             14,413.71           13,635.01           13,651.80
05/31/12             14,533.36           13,761.87           13,780.94
06/30/12             14,517.75           13,782.77           13,768.22
07/31/12             14,747.84           13,956.49           14,011.15
08/31/12             14,764.63           14,004.33           14,033.26
09/30/12             14,853.81           14,080.42           14,109.62
10/31/12             14,895.73           14,148.73           14,160.75
11/30/12             15,141.12           14,354.34           14,434.10
12/31/12             14,953.99           14,177.15           14,187.36
01/31/13             15,016.27           14,256.60           14,288.87
02/28/13             15,061.75           14,300.99           14,323.72
03/31/13             14,996.80           14,258.55           14,223.42
04/30/13             15,161.19           14,401.10           14,386.50
05/31/13             14,975.99           14,248.91           14,236.49
06/30/13             14,551.94           13,786.65           13,698.37
07/31/13             14,424.71           13,584.48           13,501.52
08/31/13             14,218.85           13,332.24           13,176.25
09/30/13             14,524.88           13,640.92           13,439.33
10/31/13             14,639.63           13,749.87           13,535.75
11/30/13             14,609.46           13,773.17           13,501.10
12/31/13             14,572.15           13,732.08           13,428.91
01/31/14             14,856.04           14,069.24           13,719.46
02/28/14             15,030.24           14,244.02           13,927.46
03/31/14             15,055.51           14,291.15           13,964.34
04/30/14             15,236.40           14,478.17           14,128.19
05/31/14             15,432.60           14,703.81           14,357.32
06/30/14             15,445.97           14,724.32           14,317.96
07/31/14             15,473.17           14,706.27           14,313.60
08/31/14             15,660.60           14,946.20           14,533.92
09/30/14             15,676.51           14,992.38           14,587.99
10/31/14             15,783.97           15,091.21           14,659.11
11/30/14             15,811.32           15,111.79           14,677.80
12/31/14             15,890.99           15,210.47           14,759.67
01/31/15             16,172.65           15,439.89           14,982.40
02/28/15             16,005.88           15,260.28           14,834.63
03/31/15             16,052.11           15,305.22           14,875.94

                                 [END CHART]

                      Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                o 12-MONTH DIVIDEND YIELD COMPARISON o

            [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                         USAA VIRGINIA             LIPPER VIRGINIA
                           BOND FUND                MUNICIPAL DEBT
                            SHARES                  FUNDS AVERAGE
03/31/06                     4.30%                      3.80%
03/31/07                     4.24%                      3.70%
03/31/08                     4.57%                      3.93%
03/31/09                     4.98%                      4.40%
03/31/10                     4.56%                      3.93%
03/31/11                     4.36%                      4.12%
03/31/12                     4.02%                      3.71%
03/31/13                     3.77%                      3.38%
03/31/14                     3.97%                      3.56%
03/31/15                     3.67%                      3.40%

                          [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UVABX)

--------------------------------------------------------------------------------
                                        3/31/15                     3/31/14
--------------------------------------------------------------------------------
Net Assets                          $21.0 Million               $12.7 Million
Net Asset Value Per Share               $11.53                      $11.17

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.396                      $0.422

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
1 YEAR                                             SINCE INCEPTION 8/01/10
6.84%                                                       4.84%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/15                   EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
            1.67%                                              0.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.67% on 3/31/15, and assuming Virginia state tax
rates of:                             5.75%        5.75%       5.75%      5.75%

and assuming marginal federal tax
rates of:                            28.00%       36.80%*     38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:  2.46%        2.80%       2.90%      3.13%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA VIRGINIA               BARCLAYS             LIPPER VIRGINIA
                      BOND FUND                 MUNICIPAL            MUNICIPAL DEBT
                    ADVISER SHARES             BOND INDEX             FUNDS INDEX
07/31/10             $10,000.00                $10,000.00             $10,000.00
08/31/10              10,192.19                 10,228.95              10,206.18
09/30/10              10,222.70                 10,212.97              10,225.75
10/31/10              10,196.69                 10,184.68              10,198.75
11/30/10               9,952.02                  9,981.03               9,952.32
12/31/10               9,741.82                  9,787.61               9,746.05
01/31/11               9,633.52                  9,715.50               9,628.05
02/28/11               9,816.40                  9,870.17               9,784.05
03/31/11               9,766.84                  9,837.28               9,749.95
04/30/11               9,952.12                 10,013.45               9,924.57
05/31/11              10,163.27                 10,184.57              10,118.58
06/30/11              10,226.11                 10,220.10              10,170.42
07/31/11              10,317.16                 10,324.40              10,260.95
08/31/11              10,465.37                 10,501.03              10,388.20
09/30/11              10,606.52                 10,609.58              10,537.72
10/31/11              10,562.58                 10,570.14              10,503.59
11/30/11              10,597.09                 10,632.58              10,538.07
12/31/11              10,777.74                 10,834.86              10,737.06
01/31/12              11,079.06                 11,085.43              11,063.08
02/29/12              11,084.08                 11,096.35              11,062.80
03/31/12              11,059.90                 11,024.25              10,991.87
04/30/12              11,160.75                 11,151.44              11,118.85
05/31/12              11,272.50                 11,244.01              11,224.02
06/30/12              11,287.75                 11,231.93              11,213.67
07/31/12              11,428.16                 11,409.94              11,411.52
08/31/12              11,455.60                 11,422.94              11,429.52
09/30/12              11,526.22                 11,491.93              11,491.72
10/31/12              11,570.41                 11,524.36              11,533.37
11/30/12              11,736.71                 11,714.22              11,755.99
12/31/12              11,589.94                 11,569.44              11,555.03
01/31/13              11,664.31                 11,617.62              11,637.71
02/28/13              11,688.99                 11,652.81              11,666.09
03/31/13              11,662.23                 11,602.56              11,584.40
04/30/13              11,776.88                 11,729.74              11,717.22
05/31/13              11,650.37                 11,586.46              11,595.05
06/30/13              11,270.46                 11,258.38              11,156.77
07/31/13              11,103.25                 11,159.95              10,996.45
08/31/13              10,895.31                 11,000.68              10,731.53
09/30/13              11,135.56                 11,237.45              10,945.79
10/31/13              11,232.88                 11,326.23              11,024.33
11/30/13              11,249.95                 11,302.88              10,996.10
12/31/13              11,214.46                 11,274.02              10,937.31
01/31/14              11,477.65                 11,493.66              11,173.95
02/28/14              11,618.75                 11,628.43              11,343.36
03/31/14              11,665.55                 11,647.98              11,373.39
04/30/14              11,805.90                 11,787.93              11,506.85
05/31/14              11,988.11                 11,939.72              11,693.46
06/30/14              12,002.50                 11,950.07              11,661.40
07/31/14              11,995.70                 11,971.12              11,657.85
08/31/14              12,188.98                 12,116.12              11,837.29
09/30/14              12,213.54                 12,128.43              11,881.33
10/31/14              12,302.10                 12,211.57              11,939.25
11/30/14              12,316.47                 12,232.73              11,954.48
12/31/14              12,383.75                 12,294.37              12,021.16
01/31/15              12,568.27                 12,512.28              12,202.56
02/28/15              12,430.24                 12,383.26              12,082.20
03/31/15              12,463.43                 12,419.02              12,115.85

                                  [END OF CHART]

                        Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                    o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA VIRGINIA                   LIPPER VIRGINIA
                               BOND FUND                     MUNICIPAL DEBT
                            ADVISER SHARES                    FUNDS AVERAGE
03/31/12                         3.81%                             3.71%
03/31/13                         3.59%                             3.38%
03/31/14                         3.77%                             3.56%
03/31/15                         3.43%                             3.40%

                              [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o TOP 10 INDUSTRIES - 3/31/15 o
                              (% of Net Assets)

Hospital .................................................... 20.6%
Education ................................................... 15.7%
Escrowed Bonds .............................................. 13.3%
Appropriated Debt ........................................... 10.7%
Nursing/CCRC ................................................  8.0%
Water/Sewer Utility .........................................  6.4%
Toll Roads ..................................................  5.5%
Airport/Port ................................................  5.4%
General Obligation ..........................................  3.1%
Multifamily Housing .........................................  2.4%

You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

         o PORTFOLIO RATINGS MIX - 3/31/15 o

        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                             7.7%
AA                                             55.6%
A                                              13.8%
BBB                                            11.7%
BELOW INVESTMENT-GRADE                          1.7%
UNRATED                                         9.5%

                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-24

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                 -------------
                                      100%
                                 -------------

(1)Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2)All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o CATEGORIES AND DEFINITIONS

  FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

  PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

  VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

  CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)  Principal and interest payments are insured by one of the following:
         AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

         subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Federal National Mortgage Assn.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  EDA    Economic Development Authority
  IDA    Industrial Development Authority/Agency
  MTA    Metropolitan Transportation Authority
  PRE    Prerefunded to a date prior to maturity

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON            FINAL                VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (98.0%)

            VIRGINIA (88.8%)
$ 2,500     Albemarle County IDA                                   5.00%          1/01/2031           $  2,551
  1,000     Alexandria IDA                                         4.75           1/01/2036              1,092
  2,000     Amherst IDA                                            5.00           9/01/2026              1,986
  2,000     Amherst IDA                                            4.75           9/01/2030              1,911
 15,000     Arlington County IDA                                   5.00           7/01/2031             16,795
  4,595     Bedford County EDA (INS) (PRE)                         5.25           5/01/2031              4,844
    715     Bedford County EDA (INS)                               5.25           5/01/2031                748
  2,615     Capital Region Airport Commission (INS)                5.00           7/01/2031              2,877
  5,000     Chesapeake Bay Bridge and Tunnel District              5.50           7/01/2025              5,984
  6,520     Chesapeake, 4.75%, 7/15/2023                           4.65(a)        7/15/2032              4,632
  3,000     Chesapeake, 4.88%, 7/15/2023                           4.88(a)        7/15/2040              2,044
  5,000     College Building Auth.                                 5.00           6/01/2029              5,101
  2,725     College Building Auth.                                 5.00           9/01/2031              3,231
  5,615     College Building Auth.                                 5.00           9/01/2032              6,636
  6,380     College Building Auth.                                 5.00           9/01/2033              7,535
 10,000     College Building Auth.                                 5.00           3/01/2034             11,373
  8,000     College Building Auth.(b)                              4.00           2/01/2035              8,453
  3,290     College Building Auth. (PRE)                           5.00           6/01/2036              3,470
 11,710     College Building Auth.                                 5.00           6/01/2036             11,842
  2,540     College Building Auth.                                 5.00           3/01/2041              2,889
  7,100     Fairfax County EDA                                     5.00          10/01/2027              7,493
  2,000     Fairfax County EDA                                     5.00          10/01/2029              2,405
  2,000     Fairfax County EDA                                     5.00          10/01/2030              2,391
  2,000     Fairfax County EDA                                     5.00          10/01/2031              2,379
  6,150     Fairfax County EDA (PRE)                               5.00           4/01/2032              6,150
  1,500     Fairfax County EDA                                     5.00          10/01/2032              1,779
  1,500     Fairfax County EDA                                     5.00          12/01/2032              1,555
  2,200     Fairfax County EDA                                     5.00          10/01/2033              2,601
  2,000     Fairfax County EDA                                     5.00          10/01/2034              2,357
  5,750     Fairfax County EDA                                     4.88          10/01/2036              5,870
  7,500     Fairfax County EDA                                     5.13          10/01/2037              7,785
  2,800     Fairfax County EDA                                     5.00          12/01/2042              2,865
  1,500     Fairfax County IDA                                     5.25           5/15/2026              1,728
 14,000     Fairfax County IDA(c)                                  5.00           5/15/2037             15,860
  1,000     Fairfax County IDA                                     4.00           5/15/2042              1,033
  6,900     Fairfax County IDA                                     4.00           5/15/2044              7,080
  5,770     Farms of New Kent Community Dev. Auth.,
               acquired 9/08/2006-10/03/2007;
               cost $3,105(d),(e)                                  5.45          3/01/2036              1,443

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON            FINAL                VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000     Fauquier County IDA (PRE)                              5.00%         10/01/2027           $  1,107
  8,825     Fauquier County IDA (PRE)                              5.25          10/01/2037              9,823
  6,195     Frederick County IDA (INS)                             4.75           6/15/2036              6,461
  1,500     Greater Richmond Convention Center Auth.               5.00           6/15/2032              1,739
  3,340     Hampton Roads Sanitation District (PRE)                5.00           4/01/2033              3,748
  5,660     Hampton Roads Sanitation District                      5.00           4/01/2033              6,247
  2,795     Hanover County EDA                                     4.50           7/01/2030              2,852
  1,100     Hanover County EDA                                     4.50           7/01/2032              1,116
  2,000     Hanover County EDA                                     5.00           7/01/2042              2,072
  6,840     Hanover County IDA (INS)                               6.38           8/15/2018              7,324
  2,000     Harrisonburg IDA (INS)                                 5.00           8/15/2031              2,105
 10,000     Harrisonburg IDA (INS)                                 4.50           8/15/2039             10,178
  1,200     Henrico County EDA                                     5.00           6/01/2024              1,310
    140     Henrico County EDA                                     4.25           6/01/2026                144
  2,105     Henrico County EDA                                     5.00          11/01/2030              2,386
  2,500     Henrico County EDA(b)                                  4.00          10/01/2035              2,447
  4,225     Henrico County EDA                                     5.00          10/01/2035              4,293
 10,000     Henrico County Water & Sewer (PRE)                     5.00           5/01/2036             10,515
  3,175     Housing Dev. Auth.                                     4.50          10/01/2036              3,377
  5,000     Housing Dev. Auth.                                     4.80           7/01/2038              5,443
  5,000     Housing Dev. Auth.                                     5.10          10/01/2038              5,541
  4,105     Housing Dev. Auth.                                     4.50           1/01/2039              4,133
  4,480     Housing Dev. Auth.                                     4.60           9/01/2040              4,682
  1,539     Lewistown Commerce Center Community Dev. Auth.         6.05           3/01/2044              1,281
    751     Lewistown Commerce Center Community Dev. Auth.         6.05           3/01/2044                746
  2,437     Lewistown Commerce Center Community Dev. Auth.,
             acquired 10/12/2007; cost $2,438(d)                   6.05           3/01/2054                122
  5,000     Lexington IDA                                          5.00          12/01/2036              5,607
  2,000     Lexington IDA                                          5.00           1/01/2043              2,251
  1,135     Loudoun County EDA                                     5.00          12/01/2031              1,341
    800     Loudoun County EDA                                     5.00          12/01/2032                942
    775     Loudoun County EDA                                     5.00          12/01/2033                911
    805     Loudoun County EDA                                     5.00          12/01/2034                944
  5,000     Lynchburg                                              4.00           6/01/2044              5,230
  3,000     Lynchburg EDA                                          5.00           9/01/2043              3,257
  3,532     Marquis Community Dev. Auth.,
             acquired 3/01/2012; cost $2,926(d),(f)                5.63           9/01/2041              3,242
  5,389     Marquis Community Dev. Auth.,
             acquired 3/01/2012; cost $468(d),(f)                  5.63(g)        9/01/2041                740
  5,000     Montgomery County EDA                                  5.00           6/01/2035              5,683
  5,500     Montgomery County IDA                                  5.00           2/01/2029              6,019
  4,200     Newport News EDA (PRE)                                 5.00           7/01/2031              4,441
  1,045     Newport News EDA                                       5.00           7/01/2031              1,099
  1,000     Norfolk EDA                                            5.00          11/01/2030              1,134

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON            FINAL                VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
$ 3,500     Norfolk EDA                                            5.00%         11/01/2043           $  3,964
  1,585     Norfolk Redevelopment and Housing Auth.                5.50          11/01/2019              1,592
  4,963     Peninsula Town Center Community Dev. Auth.             6.45           9/01/2037              5,323
  3,000     Port Auth.                                             5.00           7/01/2030              3,399
  4,005     Port Auth. (PRE)                                       5.00           7/01/2030              4,053
 10,000     Port Auth.                                             5.00           7/01/2040             11,236
  1,000     Portsmouth                                             5.00           2/01/2033              1,163
  2,815     Powhatan County EDA (INS)                              5.00           3/15/2032              3,008
  1,620     Prince William County (INS) (PRE)                      5.00           9/01/2024              1,727
  3,370     Prince William County IDA                              4.88           1/01/2020              3,402
  8,000     Prince William County IDA                              5.13           1/01/2026              8,053
  1,705     Prince William County IDA                              5.50           9/01/2031              1,980
  2,000     Prince William County IDA                              5.50           9/01/2031              2,306
  1,000     Prince William County IDA                              5.50           9/01/2034              1,173
 10,000     Prince William County IDA                              5.00          11/01/2046             11,051
 10,000     Public School Auth.                                    5.00           8/01/2024             12,458
  4,000     Radford IDA (NBGA)                                     3.50           9/15/2029              4,122
  5,310     Rappahannock Regional Jail Auth. (INS)                 4.75          12/01/2031              5,612
  6,280     Rappahannock Regional Jail Auth. (INS)                 4.50          12/01/2036              6,593
  1,030     Resources Auth.                                        5.00          11/01/2032              1,210
  1,685     Resources Auth. (PRE)                                  4.75          11/01/2035              1,730
  2,260     Resources Auth. (PRE)                                  4.75          11/01/2035              2,320
  2,000     Resources Auth.                                        4.38          11/01/2036              2,039
  1,435     Resources Auth.                                        5.00          11/01/2040              1,651
  7,310     Resources Auth.                                        4.00          11/01/2041              7,621
  2,500     Richmond Public Utility (INS)                          4.50           1/15/2033              2,640
  2,000     Richmond Public Utility                                5.00           1/15/2035              2,228
  6,000     Richmond Public Utility                                5.00           1/15/2038              6,945
  4,500     Richmond Public Utility                                5.00           1/15/2040              5,011
  5,120     Roanoke County EDA (INS)                               5.00          10/15/2027              5,704
  2,850     Roanoke County EDA (INS)                               5.00          10/15/2032              3,165
  1,150     Roanoke County EDA                                     5.00           7/01/2033              1,289
  4,285     Roanoke County EDA (INS)                               5.13          10/15/2037              4,774
  6,890     Roanoke County EDA (INS)                               5.00           7/01/2038              7,675
    110     Roanoke County EDA (INS) (PRE)                         5.00           7/01/2038                130
  3,000     Route 460 Funding Corp.                                5.08(g)        7/01/2036              1,114
  2,000     Route 460 Funding Corp.                                5.12(g)        7/01/2037                707
  2,500     Route 460 Funding Corp.                                5.13(g)        7/01/2038                838
  6,965     Route 460 Funding Corp.                                5.17(g)        7/01/2039              2,228
    420     Small Business Financing Auth.                         5.00           4/01/2025                481
    185     Small Business Financing Auth.                         5.25           4/01/2026                212
  1,500     Small Business Financing Auth.                         5.25           9/01/2027              1,587
    855     Small Business Financing Auth.                         5.50           4/01/2028                997
    750     Small Business Financing Auth.                         5.50           4/01/2033                861

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON            FINAL                VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
$ 15,000    Small Business Financing Auth.                         5.25%          9/01/2037           $ 15,754
  11,945    Small Business Financing Auth.                         5.00          11/01/2040             13,508
   4,000    Southampton County IDA                                 5.00           4/01/2025              4,165
   1,645    Stafford County and City of Stauton IDA (INS) (PRE)    5.25           8/01/2031              1,752
   5,755    Stafford County and City of Stauton IDA (INS) (PRE)    5.25           8/01/2031              6,128
  13,470    Stafford County and City of Stauton IDA (PRE)(c)       5.25           8/01/2036             14,342
   2,685    Stafford County and City of Stauton IDA (INS)          5.25           8/01/2036              2,748
  10,000    Tobacco Settlement Financing Corp.                     5.00           6/01/2047              7,267
   6,315    Univ. Health System Auth.                              4.75           7/01/2036              6,918
   3,000    Univ. Health System Auth.                              4.75           7/01/2041              3,272
   4,405    Univ. of Virginia                                      5.00           6/01/2037              5,150
   5,000    Univ. of Virginia(b)                                   4.00           4/01/2045              5,322
   5,000    Upper Occoquan Sewage Auth.                            4.00           7/01/2039              5,356
   5,000    Upper Occoquan Sewage Auth. (PRE)                      5.00           7/01/2041              5,489
   1,795    Virginia Beach Dev. Auth.                              5.00           5/01/2029              2,122
   2,165    Washington County IDA                                  5.25           8/01/2030              2,451
   2,160    Washington County IDA                                  5.50           8/01/2040              2,464
   3,185    Watkins Centre Community Dev. Auth.                    5.40           3/01/2020              3,213
   3,250    Winchester EDA                                         5.00           1/01/2044              3,660
   3,000    Winchester IDA                                         5.63           1/01/2044              3,345
                                                                                                      --------
                                                                                                       594,599
                                                                                                      --------
            DISTRICT OF COLUMBIA (5.7%)
   2,825    Metropolitan Washington Airports Auth.                 5.00          10/01/2029              3,210
  12,465    Metropolitan Washington Airports Auth.                 5.00          10/01/2030             14,012
   5,500    Metropolitan Washington Airports Auth. (INS)           5.32(g)       10/01/2030              2,959
  11,230    Metropolitan Washington Airports Auth.                 5.00          10/01/2039             12,478
   4,000    Metropolitan Washington Airports Auth.                 5.00          10/01/2053              4,282
   1,000    Washington MTA                                         5.13           7/01/2032              1,148
                                                                                                      --------
                                                                                                        38,089
                                                                                                      --------
            PUERTO RICO (1.0%)
   6,180    Public Improvement (PRE)                               5.25           7/01/2032              6,564
                                                                                                      --------

            GUAM (2.2%)
   1,500    Government Business Privilege Tax                      5.00           1/01/2042              1,641
   1,255    International Airport Auth. (INS)                      5.75          10/01/2043              1,456
     500    Power Auth.                                            5.00          10/01/2031                564
   1,000    Power Auth.                                            5.00          10/01/2034              1,115
     750    Power Auth. (INS)                                      5.00          10/01/2039                872
   1,000    Power Auth. (INS)                                      5.00          10/01/2044              1,157
   2,850    Waterworks Auth.                                       5.00           7/01/2035              3,197
   4,000    Waterworks Auth.                                       5.50           7/01/2043              4,653
                                                                                                      --------
                                                                                                        14,655
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON            FINAL                VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            U.S. VIRGIN ISLANDS (0.3%)
$ 2,000     Public Finance Auth.                                   5.00%         10/01/2032           $  2,209
                                                                                                      --------
            Total Fixed-Rate Instruments (cost: $627,570)                                              656,116
                                                                                                      --------
            PUT BONDS (0.5%)

            VIRGINIA (0.5%)
   3,000    York County EDA (cost: $3,000)                         1.88           5/01/2033              3,057
                                                                                                      --------
            VARIABLE-RATE DEMAND NOTES (2.7%)

            VIRGINIA (1.2%)
   3,485    Greene County EDA (LOC - Branch Banking &
             Trust Co.)                                            0.04           6/01/2026              3,485
   4,900    Madison County IDA (LOC - SunTrust Bank)               0.10          10/01/2037              4,900
                                                                                                      --------
                                                                                                         8,385
                                                                                                      --------
            PUERTO RICO (1.5%)
  10,000    Sales Tax Financing Corp. (LIQ)
              (LOC -Deutsche Bank A.G.)(h)                         0.50           8/01/2054             10,000
                                                                                                      --------
            Total Variable-Rate Demand Notes (cost: $18,385)                                            18,385
                                                                                                      --------

            TOTAL INVESTMENTS (COST: $648,955)                                                        $677,558
                                                                                                      ========
--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                     VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------

                                           (LEVEL 1)              (LEVEL 2)          (LEVEL 3)
                                       QUOTED PRICES      OTHER SIGNIFICANT        SIGNIFICANT
                                   IN ACTIVE MARKETS             OBSERVABLE       UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                 INPUTS             INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-               $656,116                 $-        $656,116
Put Bonds                                          -                  3,057                  -           3,057
Variable-Rate Demand Notes                         -                 18,385                  -          18,385
--------------------------------------------------------------------------------------------------------------
Total                                             $-               $677,558                 $-        $677,558
--------------------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

  (b) At March 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $16,222,000, of which all were when-issued.

  (c) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

  (d) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at March 31, 2015, was $5,547,000, which represented 0.8% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

  (e) At March 31, 2015, the issuer was in default with respect to interest and/or principal payments.

  (f) Restricted security that is not registered under the Securities Act of 1933.

  (g) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (h) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $648,955)                         $677,558
   Cash                                                                                        16
   Receivables:
       Capital shares sold                                                                    147
       Interest                                                                             8,557
                                                                                         --------
           Total assets                                                                   686,278
                                                                                         --------
LIABILITIES
   Payables:
      Securities purchased                                                                 16,095
      Capital shares redeemed                                                                 133
      Dividends on capital shares                                                             423
   Accrued management fees                                                                    207
   Accrued transfer agent's fees                                                                4
   Other accrued expenses and payables                                                         56
                                                                                         --------
         Total liabilities                                                                 16,918
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $669,360
                                                                                         ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                        $647,530
  Undistributed net investment income                                                         210
  Accumulated net realized loss on investments                                             (6,983)
  Net unrealized appreciation of investments                                               28,603
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $669,360
                                                                                         ========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $648,331/56,219 shares outstanding)                     $  11.53
                                                                                         ========
        Adviser Shares (net assets of $21,029/1,824 shares outstanding)                  $  11.53
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $27,510
                                                                                         -------
EXPENSES
   Management fees                                                                         2,392
   Administration and servicing fees:
       Fund Shares                                                                           935
       Adviser Shares                                                                         25
   Transfer agent's fees:
       Fund Shares                                                                           185
       Adviser Shares                                                                          7
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                         42
   Custody and accounting fees:
       Fund Shares                                                                           107
       Adviser Shares                                                                          3
   Postage:
       Fund Shares                                                                            12
       Adviser Shares                                                                          1
   Shareholder reporting fees:
       Fund Shares                                                                            15
       Adviser Shares                                                                          1
   Trustees' fees                                                                             24
   Professional fees                                                                          83
   Other                                                                                      17
                                                                                         -------
           Total expenses                                                                  3,849
                                                                                         -------
NET INVESTMENT INCOME                                                                     23,661
                                                                                         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss                                                                       (4,465)
  Change in net unrealized appreciation/depreciation                                      24,165
                                                                                         -------
          Net realized and unrealized gain                                                19,700
                                                                                         -------
  Increase in net assets resulting from operations                                       $43,361
                                                                                         =======

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

-------------------------------------------------------------------------------------------------
                                                                        2015                 2014
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                             $ 23,661             $ 24,949
  Net realized loss on investments                                    (4,465)              (1,350)
  Change in net unrealized appreciation/depreciation
      of investments                                                  24,165              (25,375)
                                                                    -----------------------------
  Increase (decrease) in net assets resulting from operations         43,361               (1,776)
                                                                    -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
      Fund Shares                                                    (23,031)             (24,473)
      Adviser Shares                                                    (581)                (424)
                                                                    -----------------------------
           Distributions to shareholders                             (23,612)             (24,897)
                                                                    -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                         33,791              (49,866)
  Adviser Shares                                                      7,873                 1,254
                                                                    -----------------------------
      Total net increase (decrease) in net assets
           from capital share transactions                            41,664              (48,612)
                                                                    -----------------------------
   Net increase (decrease) in net assets                              61,413              (75,285)

NET ASSETS
  Beginning of year                                                  607,947              683,232
                                                                    -----------------------------
  End of year                                                       $669,360             $607,947
                                                                    =============================
Undistributed (overdistribution of ) net investment income:
   End of year                                                      $    210             $    (49)
                                                                    =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Virginia Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

   valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   31

================================================================================

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments and put bonds which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $16,095,000; of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2015, the Adviser Shares incurred redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 0.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase undistributed net investment income and accumulated net realized loss on investments by $210,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                   2015           2014
                                               ---------------------------
Tax-exempt income                              $23,612,000     $24,897,000

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                $ 1,209,000
Accumulated capital and other losses                            (6,982,000)
Unrealized appreciation of investments                          28,603,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

At March 31, 2015, the Fund had net capital loss carryforwards of $6,982,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

       CAPITAL LOSS CARRYFORWARDS
--------------------------------------
             TAX CHARACTER
--------------------------------------
(NO EXPIRATION)                BALANCE
Short-Term                   $1,027,000
Long-Term                     5,955,000
                             ----------
Total                        $6,982,000
                             ==========

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $118,509,000 and $77,894,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $648,955,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $38,459,000 and $9,856,000, respectively, resulting in net unrealized appreciation of $28,603,000.

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                       YEAR ENDED
                                     MARCH 31, 2015                   MARCH 31, 2014
-----------------------------------------------------------------------------------------
                                  SHARES           AMOUNT        SHARES           AMOUNT
                                 --------------------------------------------------------
FUND SHARES:

Shares sold                       7,210          $ 82,789         4,605         $  51,223
Shares issued from reinvested
 dividends                        1,559            17,908         1,760            19,486
Shares redeemed                  (5,836)          (66,906)      (10,927)         (120,575)
                                 --------------------------------------------------------
Net increase (decrease) from
 capital share transactions       2,933          $ 33,791        (4,562)        $ (49,866)
                                 ========================================================
ADVISER SHARES:

Shares sold                         769          $  8,816           464         $   5,124
Shares issued from reinvested
 dividends                           35               401            21               235
Shares redeemed*                   (117)           (1,344)         (375)           (4,105)
                                 --------------------------------------------------------
Net increase from capital
 share transactions                 687          $  7,873           110         $   1,254
                                 ========================================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond and USAA Virginia Money Market Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2015, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Virginia Municipal Debt Funds Index over the performance period. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-----------------------------------------------------------------------
+/- 20 to 50                                 +/- 4
+/- 51 to 100                                +/- 5
+/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

   outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $2,392,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $350,000 and $5,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.06% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $935,000 and $25,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and would reimburse the Adviser Shares for all expenses in excess of that amount. Effective August 1, 2014, the Manager terminated this agreement for the Adviser Shares. For the year ended March 31, 2015, the Adviser Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $185,000 and $7,000, respectively. Additionally, for the year ended March 31, 2015, the Adviser Shares recorded a capital contribution of less than $500 from SAS for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $42,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2015, USAA and its affiliates owned 448,000 shares, which represent 24.6% of the Adviser Shares and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                 COST TO         NET REALIZED
SELLER                           PURCHASER                      PURCHASER       LOSS TO SELLER
----------------------------------------------------------------------------------------------
USAA Tax Exempt Long-Term Fund   USAA Virginia Bond Fund        $4,144,000        $(12,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED MARCH 31,
                              -----------------------------------------------------------------------
                                  2015            2014           2013            2012            2011
                              -----------------------------------------------------------------------
Net asset value at
 beginning of period         $  11.17         $  11.60       $  11.40        $  10.48        $  10.96
                             ------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income           .43              .44            .44             .46             .46
  Net realized and
    unrealized gain (loss)        .35             (.43)           .20             .92            (.45)
                             ------------------------------------------------------------------------
Total from investment
 operations                       .78              .01            .64            1.38             .01
                             ------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.42)            (.44)          (.44)           (.46)           (.46)
 Realized capital gains             -                -              -               -            (.03)
                             ------------------------------------------------------------------------
Total distributions              (.42)            (.44)          (.44)           (.46)           (.49)
                             ------------------------------------------------------------------------
Net asset value at
 end of period               $  11.53         $  11.17       $  11.60        $  11.40        $  10.48
                             ========================================================================
Total return (%)*                7.10              .23           5.65           13.37            (.03)
Net assets at end
 of period (000)             $648,331         $595,246       $671,320        $628,271        $546,998
Ratios to average
 net assets:**
 Expenses (%)(a)                  .59              .59            .57             .55             .51
 Net investment income (%)       3.70             4.01           3.77            4.14            4.21
Portfolio turnover (%)             12                7              6               5              23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $623,471,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                                         PERIOD ENDED
                                                  YEAR ENDED MARCH 31,                     MARCH 31,
                              ------------------------------------------------------------------------
                                 2015             2014            2013         2012            2011***
                              ------------------------------------------------------------------------
Net asset value at
 beginning of period          $ 11.17          $ 11.60         $ 11.40       $10.47           $11.02
                              ----------------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income           .40              .42             .42          .43              .27
  Net realized and
    unrealized gain (loss)        .36             (.43)            .20          .93             (.52)
                              ----------------------------------------------------------------------
Total from investment
 operations                       .76             (.01)            .62         1.36             (.25)
                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income           (.40)            (.42)           (.42)        (.43)            (.27)
 Realized capital gains             -                -               -            -             (.03)
                              ----------------------------------------------------------------------
Total distributions              (.40)            (.42)           (.42)        (.43)            (.30)
                              ----------------------------------------------------------------------
Net asset value at
 end of period                $ 11.53          $ 11.17         $ 11.60       $11.40           $10.47
                              ======================================================================
Total return (%)*                6.84              .03            5.46        13.23            (2.33)
Net assets at end
 of period (000)              $21,029          $12,701         $11,912       $7,028           $4,691
Ratios to average
 net assets:**
  Expenses (%)(a)                 .84(c)           .79             .76          .78              .86(b)
  Expenses, excluding
    reimbursements (%)(a)         .84              .79             .76          .78              .86(b)
  Net investment income (%)      3.44             3.80            3.57         3.90             3.84(b)
Portfolio turnover (%)             12                7               6            5               23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $16,937,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)
--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                        BEGINNING            ENDING            DURING PERIOD*
                                      ACCOUNT VALUE       ACCOUNT VALUE       OCTOBER 1, 2014 -
                                      OCTOBER 1, 2014     MARCH 31, 2015       MARCH 31, 2015
                                      ---------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00             $1,020.87               $3.02

Hypothetical
 (5% return before expenses)              1,000.00              1,021.94                3.02

ADVISER SHARES
Actual                                    1,000.00              1,020.46                4.23

Hypothetical
 (5% return before expenses)              1,000.00              1,020.74                4.23

*Expenses are equal to the annualized expense ratio of 0.60% for Fund Shares and 0.84% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.09% for Fund Shares and 2.05% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

52  | USAA VIRGINIA BOND FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.


   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40862-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
    USAA(R)

                                    [GRAPHIC OF USAA VIRGINIA MONEY MARKET FUND]

 ===============================================================

        ANNUAL REPORT
        USAA VIRGINIA MONEY MARKET FUND
        MARCH 31, 2015

 ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             9

    Report of Independent Registered
      Public Accounting Firm                                                 10

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        15

    Financial Statements                                                     16

    Notes to Financial Statements                                            19

EXPENSE EXAMPLE                                                              28

TRUSTEES' AND OFFICERS' INFORMATION                                          30

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204984-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE VIRGINIA MONEY MARKET FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

                                                     [PHOTO OF DALE R. HOFFMANN]
DALE R. HOFFMANN
USAA Asset Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   Yields on tax-exempt money market funds remained at or near zero throughout the reporting period ended March 31, 2015, as the Federal Reserve (the Fed) kept the federal funds target rate anchored between 0% and 0.25%. As a result, money market funds provided very low absolute yields, though investors continued to rely on them for the safety and liquidity they tend to offer.

   The Fed trimmed its asset purchases during the reporting period and, as expected, ultimately ended them in October 2014. Many market participants had expected longer-term interest rates to rise as a result of the Fed's ending of its quantitative easing program, but interest rate generally fell instead. In its March 2015 policy statement, the Fed signaled that it may raise the federal funds target rate sometime during 2015.

   The SIFMA Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), stayed in a narrow range, starting the reporting period at 0.06%, rising to a high of 0.12% on April 23, 2014 amid tax season-related redemptions, and ending the reporting period by revisiting its all-time low of 0.02%.

================================================================================

2  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended March 31, 2015, the Fund had a total return of 0.01%, compared to an average return of 0.01% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

   Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy is feeling the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices are serving it well, as it remains one of the minority of states rated AAA by all three credit rating agencies. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o  WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

   We continued to invest the majority of the Fund's assets in VRDNs. The VRDNs owned by the Fund provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days' or less notice. They can also offer the Fund a degree of safety, as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

   Refer to page 6 for benchmark definition.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

   In an effort to enhance the Fund's yield, we sought to invest in longer maturities during the reporting period. However, with interest rates so low, these investments did not significantly increase the Fund's yield. We relied on our credit analysts to help us identify attractive opportunities for the Fund and monitor every holding in the portfolio.

   Thank you for allowing us to serve your investment needs.

   The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee. As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA MONEY MARKET FUND (FUND) (Ticker Symbol: UVAXX)

--------------------------------------------------------------------------------
                                        3/31/15                3/31/14
--------------------------------------------------------------------------------
Net Assets                           $184.4 Million         $189.1 Million
Net Asset Value Per Share                $1.00                  $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                   9 Days                 23 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
  1 YEAR                                 5 YEARS                   10 YEARS

  0.01%                                   0.02%                     1.03%


--------------------------------------------------------------------------------
                           7-DAY YIELD AS OF 3/31/15
--------------------------------------------------------------------------------

  UNSUBSIDIZED                   -0.69%             SUBSIDIZED     0.01%


--------------------------------------------------------------------------------
                          EXPENSE RATIO* AS OF 3/31/14
--------------------------------------------------------------------------------

                                        0.65%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]



                                                   USAA VIRGINIA
                    iMONEYNET AVERAGE            MONEY MARKET FUND

 3/31/2014                 0.01                         0.01
 4/28/2014                 0.01                         0.01
 5/23/2014                 0.01                         0.01
 6/30/2014                 0.01                         0.01
 7/28/2014                 0.01                         0.01
 8/25/2014                 0.01                         0.01
 9/29/2014                 0.01                         0.01
10/27/2014                 0.01                         0.01
11/24/2014                 0.01                         0.01
12/29/2014                 0.01                         0.01
 1/26/2015                 0.01                         0.01
 2/23/2015                 0.01                         0.01
 3/30/2015                 0.01                         0.01


                                   [END CHART]

        Data represents the last Monday of each month. Ending date 3/30/15.

The graph tracks the USAA Virginia Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific retail state tax-free and municipal money funds, calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)



Education ...............................................................  24.1%
Airport/Port ............................................................  14.4%
Hospital ................................................................  13.3%
Health Miscellaneous ....................................................   9.6%
Nursing/CCRC .............................................................  7.6%
Miscellaneous ............................................................  7.5%
Special Assessment/Tax/Fee ...............................................  6.0%
Multifamily Housing ......................................................  5.2%
Water/Sewer Utility ......................................................  4.5%
Community Service ........................................................  2.4%


                           o PORTFOLIO MIX - 3/31/15 o

                          [PIE CHART OF PORTFOLIO MIX]



VARIABLE-RATE DEMAND NOTES                                                 92.8%
FIXED-RATE INSTRUMENTS                                                      7.0%


                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-14.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]



                                       USAA VIRGINIA MONEY
                                           MARKET FUND

03/31/05                                    $10,000.00
04/30/05                                     10,016.71
05/31/05                                     10,035.96
06/30/05                                     10,051.95
07/31/05                                     10,067.49
08/31/05                                     10,084.32
09/30/05                                     10,102.75
10/31/05                                     10,120.26
11/30/05                                     10,140.22
12/31/05                                     10,164.20
01/31/06                                     10,184.58
02/28/06                                     10,205.58
03/31/06                                     10,230.07
04/30/06                                     10,252.97
05/31/06                                     10,278.94
06/30/06                                     10,307.09
07/31/06                                     10,332.14
08/31/06                                     10,358.68
09/30/06                                     10,385.28
10/31/06                                     10,410.81
11/30/06                                     10,436.88
12/31/06                                     10,466.28
01/31/07                                     10,491.69
02/28/07                                     10,516.66
03/31/07                                     10,544.79
04/30/07                                     10,571.82
05/31/07                                     10,601.92
06/30/07                                     10,631.07
07/31/07                                     10,658.42
08/31/07                                     10,690.46
09/30/07                                     10,716.84
10/31/07                                     10,745.14
11/30/07                                     10,773.93
12/31/07                                     10,800.47
01/31/08                                     10,824.56
02/29/08                                     10,844.01
03/31/08                                     10,866.88
04/30/08                                     10,885.07
05/31/08                                     10,904.55
06/30/08                                     10,918.93
07/31/08                                     10,932.64
08/31/08                                     10,948.10
09/30/08                                     10,976.37
10/31/08                                     11,008.51
11/30/08                                     11,018.41
12/31/08                                     11,030.51
01/31/09                                     11,034.01
02/28/09                                     11,037.66
03/31/09                                     11,041.81
04/30/09                                     11,045.56
05/31/09                                     11,050.83
06/30/09                                     11,055.19
07/31/09                                     11,059.22
08/31/09                                     11,062.22
09/30/09                                     11,063.51
10/31/09                                     11,063.80
11/30/09                                     11,063.86
12/31/09                                     11,065.74
01/31/10                                     11,065.82
02/28/10                                     11,065.91
03/31/10                                     11,066.00
04/30/10                                     11,066.10
05/31/10                                     11,066.19
06/30/10                                     11,066.28
07/31/10                                     11,066.38
08/31/10                                     11,066.47
09/30/10                                     11,066.56
10/31/10                                     11,066.65
11/30/10                                     11,066.74
12/31/10                                     11,067.06
01/31/11                                     11,067.15
02/28/11                                     11,067.23
03/31/11                                     11,067.33
04/30/11                                     11,067.42
05/31/11                                     11,067.51
06/30/11                                     11,067.60
07/31/11                                     11,067.69
08/31/11                                     11,067.79
09/30/11                                     11,067.88
10/31/11                                     11,067.97
11/30/11                                     11,068.06
12/31/11                                     11,068.16
01/31/12                                     11,069.41
02/29/12                                     11,069.49
03/31/12                                     11,069.59
04/30/12                                     11,069.68
05/31/12                                     11,069.77
06/30/12                                     11,069.87
07/31/12                                     11,069.96
08/31/12                                     11,070.06
09/30/12                                     11,070.14
10/31/12                                     11,070.24
11/30/12                                     11,070.33
12/31/12                                     11,071.09
01/31/13                                     11,071.18
02/28/13                                     11,071.26
03/31/13                                     11,071.36
04/30/13                                     11,071.45
05/31/13                                     11,071.54
06/30/13                                     11,071.63
07/31/13                                     11,071.73
08/31/13                                     11,071.82
09/30/13                                     11,071.91
10/31/13                                     11,072.01
11/30/13                                     11,072.10
12/31/13                                     11,077.40
01/31/14                                     11,077.49
02/28/14                                     11,077.57
03/31/14                                     11,077.67
04/30/14                                     11,077.76
05/31/14                                     11,077.85
06/30/14                                     11,077.94
07/31/14                                     11,078.04
08/31/14                                     11,078.13
09/30/14                                     11,078.22
10/31/14                                     11,078.31
11/30/14                                     11,078.40
12/31/14                                     11,078.52
01/31/15                                     11,078.61
02/28/15                                     11,078.70
03/31/15                                     11,078.79


                                   [END CHART]

                       Data from 3/31/05 through 3/31/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Virginia Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:



                                       TAX-EXEMPT
                                      INCOME(1, 2)
                                     -------------

                                          100%
                                     -------------


(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Money Market Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

10  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

   FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

   The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission
   (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

   presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: JPMorgan Chase Bank, N.A. or Wells Fargo & Co.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   EDA    Economic Development Authority
   IDA    Industrial Development Authority/Agency

================================================================================

12  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON      FINAL        VALUE
(000)       SECURITY                                             RATE      MATURITY      (000)
----------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (92.8%)

            VIRGINIA (86.3%)
$ 1,305     Alexandria IDA (LOC - Bank of America, N.A.)         0.06%     7/01/2026   $ 1,305
  8,920     Alexandria IDA (LOC - Branch Banking & Trust Co.)    0.02     10/01/2030     8,920
  6,200     Alexandria IDA (LOC - Wells Fargo Bank, N.A.)        0.02     10/01/2035     6,200
  5,000     Alexandria IDA (LOC - Branch Banking & Trust Co.)    0.02     10/01/2035     5,000
  2,860     Alexandria IDA (LOC - SunTrust Bank)                 0.22      8/01/2036     2,860
  7,180     Capital Region Airport Commission
              (LOC - Wells Fargo Bank, N.A.)                     0.02      6/01/2035     7,180
  4,825     College Building Auth. (LIQ)(a)                      0.03      2/01/2021     4,825
  8,345     College Building Auth. (LIQ)(a)                      0.04      9/01/2028     8,345
  1,400     Fairfax County EDA (LOC - SunTrust Bank)             0.22      6/01/2037     1,400
 16,200     Fairfax County IDA                                   0.02      5/15/2035    16,200
  7,355     Fauquier County IDA (LOC - PNC Bank, N.A.)           0.02      4/01/2038     7,355
  8,300     Hampton Roads Sanitation District                    0.02     11/01/2041     8,300
  8,385     Hanover County EDA (LOC - U.S. Bank, N.A.)           0.02     11/01/2025     8,385
  5,135     Harrisonburg IDA
              (LOC - Branch Banking & Trust Co.)                 0.02      4/01/2036     5,135
  8,425     Lexington IDA                                        0.02      1/01/2035     8,425
 17,700     Loudoun County IDA                                   0.01      2/15/2038    17,700
  3,800     Loudoun County IDA (LOC - PNC Bank, N.A.)            0.02      3/01/2038     3,800
  2,665     Newport News IDA (LOC - Wells Fargo Bank, N.A.)      0.02      8/01/2036     2,665
  2,600     Norfolk Redevelopment and Housing Auth.
              (LOC - Bank of America, N.A.)                      0.05      8/01/2031     2,600
  2,100     Norfolk Redevelopment and Housing Auth.
              (LOC - Bank of America, N.A.)                      0.05      8/01/2033     2,100
  4,970     Norfolk Redevelopment and Housing Auth.
              (LOC - Bank of America, N.A.)                      0.09      7/01/2034     4,970
  7,420     Peninsula Ports Auth. (LOC - U.S. Bank, N.A.)        0.03      7/01/2016     7,420
  2,640     Roanoke County EDA (LOC - Branch Banking &
              Trust Co.)                                         0.07     10/01/2028     2,640
  2,000     Small Business Financing Auth.
              (LOC - Bank of America, N.A.)                      0.05      7/01/2030     2,000
  2,495     Stafford County EDA (LIQ)(a)                         0.10     10/01/2015     2,495
  7,990     Stafford County IDA (LOC - Bank of America, N.A.)    0.03      8/01/2028     7,990
    910     Stafford County IDA (LOC - U.S. Bank, N.A.)          0.04      5/01/2049       910
  2,000     Virginia Beach (LIQ)(a)                              0.03     10/01/2015     2,000
                                                                                       -------
                                                                                       159,125
                                                                                       -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON     FINAL           VALUE
(000)       SECURITY                                             RATE     MATURITY         (000)
------------------------------------------------------------------------------------------------
            DISTRICT OF COLUMBIA (6.5%)
$11,920     Metropolitan Washington Airports Auth.
              (LOC - TD Bank, N.A.)                              0.02%    10/01/2039    $ 11,920
                                                                                        --------
            Total Variable-Rate Demand Notes (cost: $171,045)                            171,045
                                                                                        --------

            FIXED-RATE INSTRUMENTS (7.0%)

            VIRGINIA (7.0%)
  2,240     Commonwealth Transportation Board                    5.00      5/15/2015       2,253
  2,075     Fairfax County                                       5.00      4/01/2015       2,075
  7,000     Univ. of Virginia                                    0.04      5/28/2015       7,000
  1,550     Virginia Beach Development Auth.                     5.00      5/01/2015       1,557
                                                                                        --------
                                                                                          12,885
                                                                                        --------
            Total Fixed-Rate Instruments (cost: $12,885)                                  12,885
                                                                                        --------

            TOTAL INVESTMENTS (COST: $183,930)                                          $183,930
                                                                                        ========

------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                    $-             $171,045            $-     $171,045
Fixed-Rate Instruments                         -               12,885             -       12,885
------------------------------------------------------------------------------------------------
Total                                         $-             $183,930            $-     $183,930
------------------------------------------------------------------------------------------------

================================================================================

14  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Values of securities are determined by procedures and practices discussed in
   Note 1 to the financial statements.

   The cost of securities at March 31, 2015, for federal income tax purposes, was $183,930,000.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

   See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                $183,930
   Cash                                                                                     192
   Receivables:
      Capital shares sold                                                                   318
      USAA Asset Management Company (Note 4D)                                                 7
      Interest                                                                              132
                                                                                       --------
          Total assets                                                                  184,579
                                                                                       --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                93
      Dividends on capital shares                                                             3
   Accrued management fees                                                                   50
   Accrued transfer agent's fees                                                             16
   Other accrued expenses and payables                                                       40
                                                                                       --------
          Total liabilities                                                                 202
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $184,377
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $184,377
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $184,377
                                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
        no par value                                                                    184,377
                                                                                       ========
   Net asset value, redemption price, and offering price per share                     $   1.00
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

16  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $   117
                                                                                       -------
EXPENSES
   Management fees                                                                         581
   Administration and servicing fees                                                       183
   Transfer agent's fees                                                                   258
   Custody and accounting fees                                                              76
   Postage                                                                                  11
   Shareholder reporting fees                                                               13
   Trustees' fees                                                                           24
   Professional fees                                                                        59
   Other                                                                                     9
                                                                                       -------
           Total expenses                                                                1,214
   Expenses reimbursed                                                                  (1,115)
                                                                                       -------
           Net expenses                                                                     99
                                                                                       -------
NET INVESTMENT INCOME                                                                  $    18
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                               2015            2014
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $      18       $      18
   Net realized gain on investments                                               -              70
                                                                          -------------------------
      Increase in net assets resulting from operations                           18              88
                                                                          -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (18)            (18)
   Net realized gains                                                             -             (86)
                                                                          -------------------------
      Distributions to shareholders                                             (18)           (104)
                                                                          -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 98,723         137,295
   Reinvested dividends                                                          18             104
   Cost of shares redeemed                                                 (103,434)       (125,639)
                                                                          -------------------------
      Increase (decrease) in net assets from capital share
           transactions                                                      (4,693)         11,760
                                                                          -------------------------
   Net increase (decrease) in net assets                                     (4,693)         11,744

NET ASSETS
   Beginning of year                                                        189,070         177,326
                                                                          -------------------------
   End of year                                                            $ 184,377       $ 189,070
                                                                          =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                               98,723         137,295
   Shares issued for dividends reinvested                                        18             104
   Shares redeemed                                                         (103,434)       (125,639)
                                                                          =========================
      Increase (decrease) in shares outstanding                              (4,693)         11,760
                                                                          =========================

See accompanying notes to financial statements.

================================================================================

18  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Virginia Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

20  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

================================================================================

22  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                     2015                 2014
                                                    ----------------------------
Ordinary income*                                    $     -            $  16,000
Tax-exempt income                                    18,000               18,000
Long-term realized capital gain                           -               70,000
                                                    -------            ---------
  Total distributions paid                          $18,000            $104,0000
                                                    =======            =========

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                            $ 3,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond and USAA Virginia Money Market Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $581,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $183,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These

================================================================================

24  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    expenses are included in the professional fees on the Fund's statement of operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $258,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2015, the Fund incurred reimbursable expenses of $1,115,000, of which $7,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act to reform the structure and operations of these funds. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The amendments will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is currently evaluating the impact of these amendments. Initial compliance dates for the various amendments range from July 2015 to October 2016.

================================================================================

26  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                    -----------------------------------------------------------------------------
                                        2015              2014            2013              2012             2011
                                    -----------------------------------------------------------------------------
Net asset value at
 beginning of period                $   1.00          $   1.00        $   1.00          $   1.00         $   1.00
                                    -----------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income(a)                .00               .00             .00               .00              .00
 Net realized and
  unrealized gain                        .00(a)            .00(a)          .00(a)              -              .00(a)
                                    -----------------------------------------------------------------------------
Total from investment
 operations(a)                           .00               .00             .00               .00              .00
                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)               (.00)             (.00)           (.00)             (.00)            (.00)
 Realized capital gains                 (.00)(a)          (.00)(a)        (.00)(a)             -             (.00)(a)
                                    -----------------------------------------------------------------------------
Total distributions(a)                  (.00)             (.00)           (.00)             (.00)            (.00)
                                    -----------------------------------------------------------------------------
Net asset value at
 end of period                      $   1.00          $   1.00        $   1.00          $   1.00         $   1.00
                                    =============================================================================
Total return (%)*,(c)                    .01               .06             .02               .02(b)           .01
Net assets at
 end of period (000)                $184,377          $189,070        $177,326          $187,423         $193,392
Ratios to average
 net assets:**
 Expenses (%)(c),(d)                     .05               .08             .19               .20(b)           .35
 Expenses, excluding
  reimbursements (%)(d)                  .66               .65             .64               .64(b)           .61
 Net investment income (%)               .01               .01             .01               .02              .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $182,614,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $20,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Effective November 2, 2009, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

28  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2014-
                                        OCTOBER 1, 2014         MARCH 31, 2015          MARCH 31, 2015
                                      ------------------------------------------------------------------
Actual                                    $1,000.00               $1,000.10                  $0.20

Hypothetical
 (5% return before expenses)               1,000.00                1,024.73                   0.20

* Expenses are equal to the Fund's annualized expense ratio of 0.04%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending actual account value on the first line in the table is based on its actual total return of 0.01% for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

30  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

(1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
(2) Member of Executive Committee.
(3) Member of Audit Committee.
(4) Member of Pricing and Investment Committee.
(5) Member of Corporate Governance Committee.
(6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
(7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
(8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
(+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

34  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

36  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
at USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA         We know what it means to serve.(R)

   =============================================================================
   40863-0515                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
    USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

 ===============================================================

       ANNUAL REPORT
       USAA NEW YORK BOND FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2015

 ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered
      Public Accounting Firm                                                 17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     27

    Notes to Financial Statements                                            30

EXPENSE EXAMPLE                                                              44

TRUSTEES' AND OFFICERS' INFORMATION                                          46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204975-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE NEW YORK BOND FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and New York State and New York City personal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF REGINA G. SHAFER]              [PHOTO OF DIEDERIK OLIJSLAGER]
       REGINA G. SHAFER, CFA                    DIEDERIK OLIJSLAGER
       USAA Asset                               USAA Asset
       Management Company                       Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds recorded solid gains during the reporting period ended March 31, 2015, largely due to an imbalance between supply and demand.
    Until the fourth quarter of 2014, there were fewer new issuances of tax-exempt bonds than historically had been the case amid ongoing austerity measures by state and local governments. During the fourth quarter, however, supply surged as a continued drop in longer-term interest rates incentivized states and municipalities to issue debt. Although new issuances remained elevated through the end of the reporting period, many of these issues were related to refinancing bonds, whereby issuers replaced higher-yielding bonds with debt issued at lower interest rates. The new supply was easily absorbed by the market. Investor appetite for municipal bond mutual funds remained strong during the reporting period as investors sought higher-yielding securities and continued to favor municipal bonds for their tax advantage.

    Another catalyst for municipal bonds was the performance of the U.S. Treasury market, which municipal bonds tend to follow over time.
    Longer-term U.S. Treasury yields trended down during the reporting period, driving up U.S. Treasury prices. (Prices and yields move inversely.) U.S. Treasuries generally outperformed municipal bonds during the reporting period. However, tax-exempt bonds offered higher yields than U.S. Treasuries. The yield on a 30-year AAA-rated municipal bond was 2.80% at the end of the reporting period, compared to the 2.54% yield on a 30-year U.S. Treasury security. Municipal bond credit spreads

================================================================================

2  | USAA NEW YORK BOND FUND

================================================================================

    narrowed as investors sought higher yields in riskier assets. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Overall, during the reporting period, municipal bond credit quality remained solid, as state and local governments continued working to maintain fiscal balance. We expect credit quality to improve further as the U.S. economy strengthens. That said, the size and diversity of the tax-exempt market makes it likely that we will see occasional problems.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2015, the Fund Shares and Adviser Shares had a total return of 6.76% and 6.51%, respectively, versus an average return of 7.47% amongst the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 7.50% for the Lipper New York Municipal Debt Funds Index and 6.62% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.55% and 3.31%, respectively, compared to the Lipper New York Municipal Debt Funds Average of 3.41%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York state has passed on-time, balanced budgets for four consecutive fiscal years. The state's 2015 fiscal year, which ended on March 31st, continues a trend seen over the last several years. New York's general

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                            MANAGERS' COMMENTARY ON THE FUND | 3

================================================================================

    fund is once again expected to post a surplus. The state is experiencing a moderate economic recovery and improvements in employment, personal income, and wages are evident. Recognizing the state's fiscal progress, all three credit rating agencies upgraded New York's general obligation bonds during its 2015 fiscal year. At the end of the reporting period, the state's general obligation bonds were rated Aa1 by Moody's Investors Service, Inc., AA+ by Standard & Poor's Ratings Services, and AA+ by Fitch Ratings Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    Consistent with our investment process, we maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for the majority of its total returns.

    To identify attractive opportunities for the Fund, our credit analysts provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis--not thematic or sector trends--with an emphasis on our evaluation of the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls.

    Our credit analysts continuously monitor the Fund's holdings. The Fund continues to be diversified by sector and issuer which limits its exposure to an unexpected event. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    We appreciate your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USNYX)

--------------------------------------------------------------------------------
                                        3/31/15                      3/31/14
--------------------------------------------------------------------------------
Net Assets                           $211.6 Million              $194.1 Million
Net Asset Value Per Share                $12.29                      $11.93

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.436                      $0.450
Dollar-Weighted Average
Portfolio Maturity(+)                  14.9 Years                  15.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                           10 YEARS
   6.76%                            5.44%                             4.61%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/15                    EXPENSE RATIO** AS OF 3/31/14
--------------------------------------------------------------------------------
             1.74%                                                 0.67%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2015

--------------------------------------------------------------------------------
                   TOTAL RETURN    =    DIVIDEND RETURN    +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS               4.61%       =           4.19%       +        0.42%
5 YEARS                5.44%       =           3.97%       +        1.47%
1 YEAR                 6.76%       =           3.74%       +        3.02%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2006 - MARCH 31, 2015

[CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                TOTAL RETURN         DIVIDEND RETURN       CHANGE IN SHARE PRICE
3/31/06             4.18%                  4.26%                  -0.08%
3/31/07             5.14%                  4.25%                   0.89%
3/31/08            -0.80%                  4.17%                  -4.97%
3/31/09            -1.37%                  4.52%                  -5.89%
3/31/10            12.38%                  4.80%                   7.58%
3/31/11             0.74%                  4.15%                  -3.41%
3/31/12            14.93%                  4.50%                  10.43%
3/31/13             6.12%                  3.74%                   2.38%
3/31/14            -0.63%                  3.70%                  -4.33%
3/31/15             6.76%                  3.74%                   3.02%

                             [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/15, and assuming New York state
tax rates of:                            6.65%       6.85%       6.85%    6.85%
and assuming marginal federal
tax rates of:                           28.00%      36.80%*     38.80%*  43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
-----------------------------------------------------------------------------------
10 Years          4.19%                  6.24%       7.12%       7.35%     7.95%
5 Years           3.97%                  5.91%       6.74%       6.96%     7.53%
1 Year            3.74%                  5.56%       6.35%       6.56%     7.09%

To match the Fund Shares closing 30-day SEC Yield of 1.74% on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:     2.59%       2.96%       3.05%     3.30%

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                  10.30%      10.50%      10.50%    10.50%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years          4.19%               6.49%       7.41%       7.65%      8.28%
5 Years           3.97%               6.15%       7.02%       7.25%      7.84%
1 Year            3.74%               5.79%       6.61%       6.82%      7.38%

To match the Fund Shares' closing 30-day SEC Yield of 1.74% on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:  2.69%       3.08%       3.18%      3.43%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA NEW YORK           LIPPER NEW YORK
              BARCLAYS MUNICIPAL           BOND FUND              MUNICIPAL DEBT
                  BOND INDEX                SHARES                 FUNDS INDEX
03/31/05         $10,000.00               $10,000.00               $10,000.00
04/30/05          10,157.70                10,196.42                10,152.50
05/31/05          10,229.49                10,289.80                10,230.19
06/30/05          10,292.96                10,350.59                10,296.78
07/31/05          10,246.44                10,301.24                10,252.46
08/31/05          10,349.89                10,422.16                10,356.56
09/30/05          10,280.18                10,323.29                10,279.82
10/31/05          10,217.75                10,245.21                10,209.79
11/30/05          10,266.80                10,289.94                10,245.95
12/31/05          10,355.09                10,406.27                10,339.72
01/31/06          10,383.03                10,423.00                10,367.79
02/28/06          10,452.74                10,511.94                10,456.18
03/31/06          10,380.65                10,419.90                10,379.83
04/30/06          10,377.09                10,401.06                10,365.90
05/31/06          10,423.31                10,446.06                10,416.75
06/30/06          10,384.07                10,396.75                10,370.12
07/31/06          10,507.59                10,519.96                10,497.43
08/31/06          10,663.51                10,690.39                10,655.65
09/30/06          10,737.68                10,764.12                10,727.74
10/31/06          10,805.01                10,826.23                10,801.22
11/30/06          10,895.08                10,934.94                10,889.36
12/31/06          10,856.58                10,880.02                10,843.52
01/31/07          10,828.79                10,860.31                10,817.43
02/28/07          10,971.48                10,997.85                10,953.30
03/31/07          10,944.43                10,954.17                10,915.32
04/30/07          10,976.83                10,999.71                10,952.05
05/31/07          10,928.23                10,936.42                10,900.93
06/30/07          10,871.60                10,864.99                10,840.69
07/31/07          10,955.87                10,920.49                10,902.22
08/31/07          10,908.61                10,786.38                10,807.34
09/30/07          11,070.02                10,961.50                10,955.70
10/31/07          11,119.37                11,019.10                11,002.40
11/30/07          11,190.27                11,023.53                11,027.97
12/31/07          11,221.33                11,009.42                11,034.15
01/31/08          11,362.83                11,133.05                11,153.05
02/29/08          10,842.61                10,520.85                10,590.46
03/31/08          11,152.51                10,865.60                10,878.86
04/30/08          11,283.02                11,040.52                11,018.00
05/31/08          11,351.24                11,120.70                11,097.89
06/30/08          11,223.12                11,024.09                10,985.13
07/31/08          11,265.77                11,008.75                10,980.62
08/31/08          11,397.61                11,120.36                11,089.40
09/30/08          10,863.12                10,467.90                10,488.27
10/31/08          10,752.24                10,218.13                10,212.69
11/30/08          10,786.43                10,158.87                10,126.07
12/31/08          10,943.68                10,154.78                10,114.33
01/31/09          11,344.25                10,584.51                10,556.17
02/28/09          11,403.85                10,696.06                10,671.74
03/31/09          11,405.94                10,716.90                10,629.46
04/30/09          11,633.79                10,970.12                10,909.18
05/31/09          11,756.86                11,122.70                11,114.41
06/30/09          11,646.72                11,053.39                11,034.48
07/31/09          11,841.58                11,230.27                11,196.30
08/31/09          12,044.02                11,504.48                11,476.22
09/30/09          12,476.25                12,017.66                12,019.51
10/31/09          12,214.36                11,721.62                11,743.55
11/30/09          12,315.28                11,793.38                11,791.16
12/31/09          12,356.90                11,879.25                11,880.81
01/31/10          12,421.26                11,927.79                11,935.47
02/28/10          12,541.65                12,043.09                12,049.00
03/31/10          12,511.63                12,043.31                12,071.42
04/30/10          12,663.68                12,204.05                12,228.98
05/31/10          12,758.66                12,328.12                12,327.38
06/30/10          12,766.24                12,318.32                12,289.58
07/31/10          12,925.43                12,458.58                12,430.22
08/31/10          13,221.36                12,788.18                12,726.30
09/30/10          13,200.70                12,810.29                12,743.18
10/31/10          13,164.13                12,756.76                12,724.95
11/30/10          12,900.90                12,445.17                12,369.37
12/31/10          12,650.90                12,135.05                12,083.30
01/31/11          12,557.70                11,948.13                11,920.08
02/28/11          12,757.62                12,178.12                12,078.69
03/31/11          12,715.11                12,132.70                12,021.63
04/30/11          12,942.82                12,387.41                12,238.49
05/31/11          13,163.99                12,672.58                12,470.15
06/30/11          13,209.91                12,728.15                12,532.72
07/31/11          13,344.72                12,861.84                12,652.93
08/31/11          13,573.03                13,084.86                12,830.02
09/30/11          13,713.34                13,311.63                13,061.57
10/31/11          13,662.36                13,263.79                13,007.36
11/30/11          13,743.07                13,331.37                13,043.39
12/31/11          14,004.51                13,616.10                13,295.15
01/31/12          14,328.39                14,031.09                13,681.61
02/29/12          14,342.51                14,038.57                13,710.32
03/31/12          14,249.32                13,944.87                13,631.40
04/30/12          14,413.71                14,113.11                13,789.94
05/31/12          14,533.36                14,272.44                13,932.25
06/30/12          14,517.75                14,260.80                13,922.48
07/31/12          14,747.84                14,511.14                14,174.72
08/31/12          14,764.63                14,547.02                14,198.72
09/30/12          14,853.81                14,621.00                14,279.17
10/31/12          14,895.73                14,676.18                14,340.05
11/30/12          15,141.12                14,982.00                14,623.93
12/31/12          14,953.99                14,729.22                14,386.47
01/31/13          15,016.27                14,805.87                14,497.88
02/28/13          15,061.75                14,861.10                14,537.02
03/31/13          14,996.80                14,796.71                14,439.58
04/30/13          15,161.19                14,970.17                14,622.47
05/31/13          14,975.99                14,774.86                14,449.61
06/30/13          14,551.94                14,174.60                13,899.13
07/31/13          14,424.71                13,980.32                13,672.65
08/31/13          14,218.85                13,749.36                13,344.67
09/30/13          14,524.88                14,095.88                13,626.34
10/31/13          14,639.63                14,202.38                13,730.46
11/30/13          14,609.46                14,177.66                13,679.50
12/31/13          14,572.15                14,139.05                13,601.55
01/31/14          14,856.04                14,464.39                13,870.37
02/28/14          15,030.24                14,657.67                14,084.40
03/31/14          15,055.51                14,703.89                14,127.90
04/30/14          15,236.40                14,885.70                14,298.63
05/31/14          15,432.60                15,080.10                14,553.39
06/30/14          15,445.97                15,088.97                14,505.01
07/31/14          15,473.17                15,084.62                14,530.32
08/31/14          15,660.60                15,267.19                14,762.87
09/30/14          15,676.51                15,311.33                14,801.26
10/31/14          15,783.97                15,405.98                14,881.66
11/30/14          15,811.32                15,426.15                14,914.38
12/31/14          15,890.99                15,509.38                15,011.62
01/31/15          16,172.65                15,757.48                15,281.95
02/28/15          16,005.88                15,638.17                15,148.75
03/31/15          16,052.11                15,697.21                15,188.12

                             [END CHART]

                  Data from 3/31/05 through 3/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper New York Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper New York Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

               USAA NEW YORK        LIPPER NEW YORK
                BOND FUND        MUNICIPAL DEBT FUNDS
                  SHARES               AVERAGE
03/31/06           4.23%                3.85%
03/31/07           4.12%                3.79%
03/31/08           4.43%                3.93%
03/31/09           4.78%                4.30%
03/31/10           4.29%                3.98%
03/31/11           4.39%                4.06%
03/31/12           3.87%                3.69%
03/31/13           3.60%                3.36%
03/31/14           3.77%                3.58%
03/31/15           3.55%                3.41%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/06 to 3/31/15.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA NEW YORK BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UNYBX)

--------------------------------------------------------------------------------
                                       3/31/15                     3/31/14
--------------------------------------------------------------------------------
Net Assets                          $5.6 Million                $5.3 Million
Net Asset Value Per Share               $12.26                     $11.90

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.406                     $0.423

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
  1 YEAR                                              SINCE INCEPTION 8/01/10
  6.51%                                                       4.79%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 03/31/15                 EXPENSE RATIO** AS OF 03/31/14
--------------------------------------------------------------------------------
             1.45%                                          0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.45% on 3/31/15, and assuming New York state
tax rates of:                          6.65%     6.85%        6.85%     6.85%
and assuming marginal federal
tax rates of:                         28.00%    36.80%*      38.80%*   43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:   2.16%     2.46%        2.54%     2.75%

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                10.30%    10.50%       10.50%    10.50%

To match the Adviser Shares' closing 30-day SEC Yield of 1.45% on 3/31/15,
A FULLY TAXABLE INVESTMENT MUST PAY:   2.25%     2.56%        2.65%     2.86%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the federal alternative minimum tax. Based on 2014 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

            USAA NEW YORK                                  LIPPER NEW YORK
              BOND FUND          BARCLAYS MUNICIPAL      MUNICIPAL DEBT FUNDS
           ADVISER SHARES            BOND INDEX                 INDEX
07/31/10    $10,000.00              $10,000.00               $10,000.00
08/31/10     10,261.40               10,228.95                10,238.20
09/30/10     10,276.56               10,212.97                10,251.78
10/31/10     10,230.94               10,184.68                10,237.11
11/30/10      9,978.54                9,981.03                 9,951.05
12/31/10      9,727.30                9,787.61                 9,720.91
01/31/11      9,575.63                9,715.50                 9,589.60
02/28/11      9,758.50                9,870.17                 9,717.20
03/31/11      9,721.10                9,837.28                 9,671.29
04/30/11      9,923.55               10,013.45                 9,845.76
05/31/11     10,150.34               10,184.57                10,032.13
06/30/11     10,193.17               10,220.10                10,082.47
07/31/11     10,298.51               10,324.40                10,179.17
08/31/11     10,475.33               10,501.03                10,321.64
09/30/11     10,655.04               10,609.58                10,507.92
10/31/11     10,615.08               10,570.14                10,464.30
11/30/11     10,667.43               10,632.58                10,493.29
12/31/11     10,893.33               10,834.86                10,695.83
01/31/12     11,223.57               11,085.43                11,006.74
02/29/12     11,227.44               11,096.35                11,029.83
03/31/12     11,149.74               11,024.25                10,966.35
04/30/12     11,282.60               11,151.44                11,093.89
05/31/12     11,408.15               11,244.01                11,208.37
06/30/12     11,397.03               11,231.93                11,200.51
07/31/12     11,595.30               11,409.94                11,403.44
08/31/12     11,612.22               11,422.94                11,422.75
09/30/12     11,678.65               11,491.93                11,487.47
10/31/12     11,720.66               11,524.36                11,536.44
11/30/12     11,962.68               11,714.22                11,764.82
12/31/12     11,758.73               11,569.44                11,573.79
01/31/13     11,818.02               11,617.62                11,663.42
02/28/13     11,860.35               11,652.81                11,694.90
03/31/13     11,806.98               11,602.56                11,616.51
04/30/13     11,943.25               11,729.74                11,763.65
05/31/13     11,775.73               11,586.46                11,624.58
06/30/13     11,275.81               11,258.38                11,181.73
07/31/13     11,118.64               11,159.95                10,999.53
08/31/13     10,932.66               11,000.68                10,735.67
09/30/13     11,206.55               11,237.45                10,962.27
10/31/13     11,289.22               11,326.23                11,046.03
11/30/13     11,267.28               11,302.88                11,005.03
12/31/13     11,234.14               11,274.02                10,942.33
01/31/14     11,491.20               11,493.66                11,158.59
02/28/14     11,643.01               11,628.43                11,330.77
03/31/14     11,677.47               11,647.98                11,365.77
04/30/14     11,820.04               11,787.93                11,503.12
05/31/14     11,972.41               11,939.72                11,708.07
06/30/14     11,977.14               11,950.07                11,669.15
07/31/14     11,971.27               11,971.12                11,689.52
08/31/14     12,113.80               12,116.12                11,876.60
09/30/14     12,146.25               12,128.43                11,907.48
10/31/14     12,218.74               12,211.57                11,972.17
11/30/14     12,232.09               12,232.73                11,998.48
12/31/14     12,295.50               12,294.37                12,076.71
01/31/15     12,500.71               12,512.28                12,294.19
02/28/15     12,393.97               12,383.26                12,187.03
03/31/15     12,437.74               12,419.02                12,218.71

                                 [END OF CHART]

                       Data from 7/31/10 through 3/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

               USAA NEW YORK            LIPPER NEW YORK
                 BOND FUND            MUNICIPAL DEBT FUNDS
              ADVISER SHARES                 AVERAGE
03/31/12           3.67%                      3.69%
03/31/13           3.40%                      3.36%
03/31/14           3.55%                      3.58%
03/31/15           3.31%                      3.41%

                                 [END OF CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/15.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

Education ............................................... 22.4%
Hospital ................................................ 17.3%
Water/Sewer Utility ..................................... 10.6%
Special Assessment/Tax/Fee ..............................  9.0%
General Obligation ......................................  6.5%
Appropriated Debt .......................................  4.7%
Escrowed Bonds ..........................................  4.7%
Nursing/CCRC ............................................  4.5%
Toll Roads ..............................................  4.2%
Electric/Gas Utilities ..................................  3.7%

You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/15 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                               10.0%
AA                                36.2%
A                                 30.5%
BBB                               15.3%
BELOW INVESTMENT-GRADE             1.3%
UNRATED                            6.7%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide a third-party analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                 -------------
                                      100%
                                 -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o CATEGORIES AND DEFINITIONS

  FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

  VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

  CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)  Principal and interest payments are insured by one of the following:
         ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., CIFG Assurance, N.A., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

  (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the Federal Housing Administration or the State of New York Mortgage Agency.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  EDC    Economic Development Corp.
  ETM    Escrowed to final maturity
  IDA    Industrial Development Authority/Agency
  IDC    Industrial Development Corp.
  MTA    Metropolitan Transportation Authority
  PRE    Prerefunded to a date prior to maturity

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON            FINAL              VALUE
(000)       SECURITY                                               RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (94.9%)

            NEW YORK (90.1%)
$ 1,000     Albany Capital Resource Corp. (PRE)                    6.00%         11/15/2025         $  1,250
    500     Albany IDA                                             5.00           7/01/2031              517
  1,000     Albany IDA (PRE)                                       5.25          11/15/2032            1,118
  1,000     Albany IDA (PRE)                                       5.25          11/15/2032            1,117
    500     Buffalo and Erie County Industrial Land Dev. Corp.     6.00          10/01/2031              595
    700     Build NYC Resource Corp.(a)                            5.00           6/01/2040              794
  1,500     Build NYC Resource Corp.                               5.00           8/01/2042            1,640
  1,000     Build NYC Resource Corp.                               5.50           4/01/2043            1,109
  1,000     Canton Capital Resource Corp. (INS)                    5.00           5/01/2040            1,111
    750     Cattaraugus County IDA                                 5.10           5/01/2031              768
  2,000     Chautauqua Tobacco Asset Securitization Corp.          5.00           6/01/2048            2,013
  2,000     Dormitory Auth. (ETM)                                  5.30           2/15/2019            2,213
  1,140     Dormitory Auth. (INS)                                  5.00           7/01/2021            1,146
  1,500     Dormitory Auth. (NBGA)                                 5.00           7/01/2024            1,547
  3,500     Dormitory Auth. (INS)                                  5.00           7/01/2025            3,541
  1,610     Dormitory Auth. (INS)                                  4.50           8/15/2025            1,615
  2,000     Dormitory Auth.                                        5.00           7/01/2026            2,072
  2,000     Dormitory Auth.                                        5.00           7/01/2026            2,279
  1,000     Dormitory Auth.                                        5.00           7/01/2027            1,112
  3,275     Dormitory Auth.                                        5.50           5/15/2030            4,330
    500     Dormitory Auth. (INS)                                  5.00           7/01/2030              539
  1,000     Dormitory Auth.                                        5.00           7/01/2031            1,110
  3,000     Dormitory Auth. (NBGA) (PRE)                           4.90           8/15/2031            3,053
  1,000     Dormitory Auth.                                        5.00           1/15/2032            1,092
    500     Dormitory Auth. (INS)                                  5.63          11/01/2032              588
  2,500     Dormitory Auth. (NBGA)                                 5.00           6/01/2033            2,748
  2,500     Dormitory Auth. (INS)(b)                               5.00           7/01/2033            2,768
  2,000     Dormitory Auth.                                        5.25           7/01/2033            2,261
  1,300     Dormitory Auth.                                        5.75           7/01/2033            1,474
  2,000     Dormitory Auth.                                        5.00           2/15/2034            2,251
    500     Dormitory Auth.                                        5.00           7/01/2034              572
  1,200     Dormitory Auth. (INS)                                  5.00           7/01/2034            1,291
  3,000     Dormitory Auth. (NBGA)                                 4.70           2/15/2035            3,050
  3,000     Dormitory Auth.                                        5.00           7/01/2035            3,155
  1,000     Dormitory Auth.                                        5.25           7/01/2035            1,078
  1,000     Dormitory Auth. (PRE)                                  5.00           7/01/2036            1,096
  2,000     Dormitory Auth. (INS)                                  5.00           8/15/2036            2,129
  1,950     Dormitory Auth. (NBGA)                                 4.75           2/15/2037            2,065
    250     Dormitory Auth.                                        5.30           7/01/2037              259

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON            FINAL              VALUE
(000)       SECURITY                                               RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
$   500     Dormitory Auth.                                        5.00%          5/01/2038         $    545
  2,000     Dormitory Auth.                                        5.00           7/01/2038            2,226
    500     Dormitory Auth.                                        5.50           3/01/2039              561
    500     Dormitory Auth.                                        5.00           5/01/2039              557
  1,000     Dormitory Auth.                                        5.50           7/01/2040            1,150
  2,000     Dormitory Auth. (INS)                                  5.50           7/01/2040            2,691
  2,000     Dormitory Auth.                                        5.00           5/01/2041            2,226
    250     Dormitory Auth.                                        5.00           7/01/2042              268
  1,000     Dormitory Auth.                                        5.75           7/01/2043            1,126
  1,500     Dormitory Auth.                                        5.00           7/01/2044            1,693
  1,000     Dutchess County IDA (INS)                              5.50           4/01/2030            1,167
  1,250     Dutchess County Local Dev. Corp.                       5.75           7/01/2040            1,440
  1,000     Dutchess County Local Dev. Corp.                       5.00           7/01/2044            1,109
  1,000     Environmental Facilities Corp.                         4.50           6/15/2036            1,023
    250     Erie County IDA                                        5.25           5/01/2032              292
     70     Housing Finance Agency (INS)                           6.13          11/01/2020               70
  1,500     Liberty Dev. Corp.                                     5.25          10/01/2035            1,817
    560     Liberty Dev. Corp.                                     5.50          10/01/2037              700
  1,000     Liberty Dev. Corp.(c)                                  5.00          11/15/2044            1,057
  1,000     Long Island Power Auth.                                5.00           9/01/2035            1,055
  2,000     Long Island Power Auth.                                5.00           5/01/2038            2,220
  2,000     Long Island Power Auth.                                5.00           9/01/2044            2,244
    500     Monroe County IDC                                      5.25          10/01/2031              546
  1,000     Monroe County IDC                                      5.00          12/01/2037            1,099
    500     Monroe County IDC (INS)                                5.00           1/15/2038              562
  2,100     Monroe County IDC (NBGA)                               5.50           8/15/2040            2,480
  3,000     MTA (INS)                                              4.75          11/15/2028            3,073
  1,500     MTA                                                    5.25          11/15/2038            1,744
  1,000     Nassau County                                          5.00           4/01/2038            1,131
  1,000     Nassau County Local Economic Assistance Corp.          5.00           7/01/2037            1,090
  2,000     New York City                                          5.25           8/15/2023            2,271
  2,315     New York City                                          5.00           8/01/2026            2,352
  1,885     New York City Health and Hospital Corp.                5.00           2/15/2025            2,083
  1,600     New York City Housing Dev. Corp. (INS) (PRE)           5.00           7/01/2025            1,619
  1,000     New York City Housing Dev. Corp.                       5.00          11/01/2042            1,057
  1,000     New York City IDA (INS)                                5.00          10/01/2023            1,000
  3,900     New York City IDA (INS)(b)                             4.50           6/01/2035            3,905
  1,000     New York City IDA                                      5.00           9/01/2035            1,015
  1,000     New York City IDA (INS)                                5.25          11/01/2037            1,098
 17,090     New York City Municipal Water Finance Auth.            5.12(d)        6/15/2020           15,959
  2,000     New York City Municipal Water Finance Auth.            5.00           6/15/2039            2,262
  3,000     New York City Transitional Finance Auth.(b)            5.00           1/15/2034            3,294
  1,000     New York City Transitional Finance Auth.               5.13           1/15/2034            1,121

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON            FINAL              VALUE
(000)       SECURITY                                               RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
$ 1,250     New York City Transitional Finance Auth.               5.00%          7/15/2043         $  1,441
  2,000     New York City Trust for Cultural Resources             5.00          12/01/2039            2,270
  1,000     New York City Trust for Cultural Resources             5.00           8/01/2043            1,137
    825     Newburgh City                                          5.00           6/15/2023              910
    870     Newburgh City                                          5.00           6/15/2024              953
  1,000     Niagara Area Dev. Corp.                                4.00          11/01/2024            1,020
  1,000     Niagara Falls City School District (INS)               5.00           6/15/2028            1,009
    750     Niagara Tobacco Asset Securitization Corp.             5.25           5/15/2040              849
  1,500     Onondaga Civic Dev. Corp.                              5.38           7/01/2040            1,630
  1,000     Onondaga Civic Dev. Corp.                              5.00           7/01/2042            1,075
  1,000     Onondaga County Trust for Cultural Resources           5.00          12/01/2036            1,123
    600     Rockland County                                        5.00          12/15/2021              670
  1,265     Rockland County                                        3.75          10/01/2025            1,290
    675     Saratoga County IDA                                    5.25          12/01/2032              730
  1,000     Seneca County IDA                                      5.00          10/01/2027            1,074
  1,000     Southold Local Dev. Corp.                              5.00          12/01/2045            1,078
  1,000     State                                                  5.00           2/15/2039            1,131
  1,500     Suffolk County EDC                                     5.00           7/01/2028            1,659
    250     Suffolk County EDC                                     5.00           7/01/2033              284
  2,600     Suffolk County IDA                                     5.00          11/01/2028            2,682
  1,125     Suffolk Tobacco Asset Securitization Corp.             5.38           6/01/2028            1,122
  1,450     Suffolk Tobacco Asset Securitization Corp.             5.00           6/01/2032            1,594
  1,000     Thruway Auth.                                          5.00           4/01/2028            1,125
  1,000     Tompkins County Dev. Corp.                             5.50           7/01/2033            1,135
  1,500     Tompkins County Dev. Corp.                             5.00           7/01/2044            1,636
  1,500     Town of Hempstead IDA                                  4.50           7/01/2036            1,539
  3,675     Triborough Bridge and Tunnel Auth.                     5.00          11/15/2029            4,167
  3,000     Triborough Bridge and Tunnel Auth.                     5.00          11/15/2031            3,337
  1,000     Triborough Bridge and Tunnel Auth.                     3.70(d)       11/15/2032              557
  2,000     Troy Capital Resource Corp.                            5.00           9/01/2030            2,258
  1,000     Upper Mohawk Valley Regional Water
             Finance Auth. (INS)                                   4.25           4/01/2036            1,009
  1,685     Urban Dev. Corp.                                       5.00           1/01/2029            1,869
  2,000     Urban Dev. Corp.                                       5.00           3/15/2036            2,247
  1,000     Warren and Washington Counties IDA (INS)               5.00          12/01/2027            1,003
  1,000     Westchester County Health Care Corp.                   6.00          11/01/2030            1,169
  1,500     Westchester County Local Dev. Corp.                    5.00           1/01/2034            1,637
  1,000     Yonkers (INS)                                          5.00          10/01/2024            1,152
    665     Yonkers (INS)                                          3.00           7/01/2025              680
                                                                                                    --------
                                                                                                     195,715
                                                                                                    --------
            GUAM (2.9%)
    500     Government Business Privilege Tax                      5.00           1/01/2037              550
  1,000     International Airport Auth. (INS)                      5.75          10/01/2043            1,160
  1,000     Power Auth. (INS)                                      5.00          10/01/2030            1,157

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON            FINAL              VALUE
(000)       SECURITY                                               RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
$   500     Power Auth. (INS)                                      5.00%         10/01/2039         $    581
  1,000     Waterworks Auth.                                       5.00           7/01/2029            1,135
    500     Waterworks Auth.                                       5.00           7/01/2035              561
  1,000     Waterworks Auth.                                       5.50           7/01/2043            1,163
                                                                                                    --------
                                                                                                       6,307
                                                                                                    --------
            PUERTO RICO (0.5%)
  1,390     Industrial, Tourist, Educational, Medical and
             Environmental Control Facilities Financing Auth.      5.13           4/01/2032            1,229
                                                                                                    --------
            U.S. VIRGIN ISLANDS (1.4%)
  2,000     Public Finance Auth.                                   5.00          10/01/2032            2,209
    750     Water and Power Auth.                                  5.00           7/01/2018              803
                                                                                                    --------
                                                                                                       3,012
                                                                                                    --------
            Total Fixed-Rate Instruments (cost: $189,411)                                            206,263
                                                                                                    --------

            VARIABLE-RATE DEMAND NOTES (3.6%)

            NEW YORK (1.4%)
  1,000     Albany IDA (LOC - RBS Citizens, N.A.)                  0.19           7/01/2016            1,000
    750     Albany IDA (LOC - RBS Citizens, N.A.)                  0.27           5/01/2035              750
  1,325     Monroe County IDA (LOC - RBS Citizens, N.A.)           0.19           7/01/2027            1,325
                                                                                                    --------
                                                                                                       3,075
                                                                                                    --------
            PUERTO RICO (2.2%)
  4,833     Sales Tax Financing Corp. (LIQ)
             (LOC - Deutsche Bank A.G.)(c)                         0.50           8/01/2054            4,833
                                                                                                    --------
            Total Variable-Rate Demand Notes (cost: $7,908)                                            7,908
                                                                                                    --------


UNITS
------------------------------------------------------------------------------------------------------------
            LIQUIDATING TRUST (0.3%)
    200     Center for Medical Science, Inc., acquired 11/20/2012;
             cost $499*(e),(f)                                                                           570
                                                                                                    --------
            Total Liquidating Trust (cost: $499)                                                         570
                                                                                                    --------
            TOTAL INVESTMENTS (COST: $197,818)                                                      $214,741
                                                                                                    ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)              (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES      OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS             OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                 INPUTS           INPUTS           TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-                $206,263               $-        $206,263
Variable-Rate Demand Notes                        -                   7,908                -           7,908
Liquidating Trust                                 -                     570                -             570
------------------------------------------------------------------------------------------------------------
Total                                            $-                $214,741               $-        $214,741
------------------------------------------------------------------------------------------------------------

For the period of April 1, 2014, through March 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) At March 31, 2015, the aggregate market value of securities purchased on a when-issued basis was $794,000.

  (b) At March 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

  (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

  (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

  (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2015, was $570,000, which represented 0.3% of the Fund's net assets.

  (f) Restricted security that is not registered under the Securities Act of 1933.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $197,818)                         $214,741
   Cash                                                                                        88
   Receivables:
       Capital shares sold                                                                     43
       Interest                                                                             2,485
       Securities sold                                                                        980
                                                                                         --------
           Total assets                                                                   218,337
                                                                                         --------
LIABILITIES
   Payables:
       Securities purchased                                                                   784
       Capital shares redeemed                                                                 45
       Dividends on capital shares                                                            117
   Accrued management fees                                                                     71
   Accrued transfer agent's fees                                                                1
   Other accrued expenses and payables                                                         47
                                                                                         --------
           Total liabilities                                                                1,065
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $217,272
                                                                                         ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $203,954
   Overdistribution of net investment income                                                   (4)
   Accumulated net realized loss on investments                                            (3,601)
   Net unrealized appreciation of investments                                              16,923
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $217,272
                                                                                         ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $211,634/17,221 shares outstanding)                    $  12.29
                                                                                         ========
       Adviser Shares (net assets of $5,638/460 shares outstanding)                      $  12.26
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $  8,853
                                                                                         --------
EXPENSES
   Management fees                                                                            814
   Administration and servicing fees:
       Fund Shares                                                                            305
       Adviser Shares                                                                           8
   Transfer agent's fees:
       Fund Shares                                                                             50
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                          14
   Custody and accounting fees:
       Fund Shares                                                                             71
       Adviser Shares                                                                           2
   Postage:
       Fund Shares                                                                              4
   Shareholder reporting fees:
       Fund Shares                                                                             15
   Trustees' fees                                                                              24
   Registration fees:
       Fund Shares                                                                              1
       Adviser Shares                                                                           1
   Professional fees                                                                           78
   Other                                                                                       10
                                                                                         --------
           Total expenses                                                                   1,397
                                                                                         --------
NET INVESTMENT INCOME                                                                       7,456
                                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                       (1,001)
   Change in net unrealized appreciation/depreciation                                       7,025
                                                                                         --------
           Net realized and unrealized gain                                                 6,024
                                                                                         --------
   Increase in net assets resulting from operations                                      $ 13,480
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                        2015                 2014
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $  7,456             $  7,663
   Net realized loss on investments                                   (1,001)              (1,327)
   Change in net unrealized appreciation/depreciation
       of investments                                                  7,025               (8,364)
                                                                    -----------------------------
       Increase (decrease) in net assets resulting
           from operations                                            13,480               (2,028)
                                                                    -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                    (7,271)              (7,454)
       Adviser Shares                                                   (181)                (194)
                                                                    -----------------------------
       Distributions of net investment income                         (7,452)              (7,648)
                                                                    -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                        11,682              (13,990)
   Adviser Shares                                                        140                 (710)
                                                                    -----------------------------
       Total net increase (decrease) in net assets from
           capital share transactions                                 11,822              (14,700)
                                                                    -----------------------------
   Net increase (decrease) in net assets                              17,850              (24,376)

NET ASSETS
   Beginning of year                                                 199,422              223,798
                                                                    -----------------------------
   End of year                                                      $217,272             $199,422
                                                                    =============================
Overdistribution of net investment income:
   End of year                                                      $     (4)            $     (4)
                                                                    =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA New York Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

      coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include fixed-rate instruments and a liquidating trust which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $784,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $4,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                2015                2014
                                             ------------------------------
Tax-exempt income                            $7,452,000          $7,648,000

As of March 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                  $  113,000
Accumulated capital and other losses                             (3,601,000)
Unrealized appreciation of investments                           16,923,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At March 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2019, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                    CAPITAL LOSS CARRYFORWARDS
-----------------------------------------------------------------
   EXPIRES                SHORT-TERM                  LONG-TERM
-------------             -----------                ------------
    2019                   $   1,000                  $         -

No Expiration                815,000                    2,785,000
-------------              ---------                  -----------
   Total                   $ 816,000                  $ 2,785,000
                           =========                  ===========

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2015, were $18,876,000 and $10,505,000, respectively.

As of March 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $197,818,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2015, for federal income tax purposes, were $17,125,000 and $202,000, respectively, resulting in net unrealized appreciation of $16,923,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                      YEAR ENDED
                                     MARCH 31, 2015                  MARCH 31, 2014
----------------------------------------------------------------------------------------
                                 SHARES            AMOUNT       SHARES           AMOUNT
                                 -------------------------------------------------------
FUND SHARES:
Shares sold                      1,579           $ 19,243        1,064          $ 12,636
Shares issued from
 reinvested dividends              490              5,987          516             6,103
Shares redeemed                 (1,112)           (13,548)      (2,754)          (32,729)
                                --------------------------------------------------------
Net increase (decrease) from
 capital share transactions        957           $ 11,682       (1,174)         $(13,990)
                                ========================================================
ADVISER SHARES:
Shares sold                         30           $    365           77          $    924
Shares issued from
 reinvested dividends                1                 11            1                13
Shares redeemed                    (19)              (236)        (138)           (1,647)
                                --------------------------------------------------------
Net increase (decrease) from
 capital share transactions         12           $    140          (60)         $   (710)
                                ========================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond and USAA New York Money Market Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2015, the Fund's effective annualized base fee was 0.35% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper New York Municipal Debt Funds Index over the performance period. The Lipper New York Municipal Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper New York Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
   ---------------------------------------------------------------------
   +/- 20 to 50                                 +/- 4
   +/- 51 to 100                                +/- 5
   +/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $814,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $83,000 and $1,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and 0.02%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $305,000 and $8,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

C. EXPENSE LIMITATION - The Manager had agreed, through August 1, 2014, that it would limit the total annual operating expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. Effective August 1, 2014, the Manager terminated this agreement for the Adviser Shares. For the year ended March 31, 2015, the Adviser Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $50,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $14,000.

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2015, USAA and its affiliates owned 420,000 shares, which represent 91.3% of the Adviser Shares and 2.4% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED MARCH 31,
                              ----------------------------------------------------------------------
                                  2015            2014           2013            2012           2011
                              ----------------------------------------------------------------------
Net asset value at
 beginning of period          $  11.93        $  12.47       $  12.18        $  11.03       $  11.46
                              ----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income             .44             .45            .45             .47            .49
 Net realized and
   unrealized gain (loss)          .36            (.54)           .29            1.15           (.39)
                              ----------------------------------------------------------------------
Total from investment
 operations                        .80            (.09)           .74            1.62            .10
                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income            (.44)           (.45)          (.45)           (.47)          (.49)
 Realized capital gains              -               -              -               -           (.04)
                              ----------------------------------------------------------------------
Total distributions               (.44)           (.45)          (.45)           (.47)          (.53)
                              ----------------------------------------------------------------------
Net asset value at
 end of period                $  12.29        $  11.93       $  12.47        $  12.18       $  11.03
                              ======================================================================
Total return (%)*                 6.76            (.63)          6.12           14.93            .74
Net assets at end
 of period (000)              $211,634        $194,083       $217,464        $196,957       $176,642
Ratios to average
 net assets:**
 Expenses (%)(a)                   .66             .67            .65             .66            .63
 Net investment
   income (%)                     3.58            3.80           3.59            4.01           4.23
Portfolio turnover (%)               5               6              8              11             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $203,407,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                          YEAR ENDED MARCH 31,                            MARCH 31,
                              ------------------------------------------------------------------------
                                2015            2014           2013            2012           2011***
                              ------------------------------------------------------------------------
Net asset value at
 beginning of period          $11.90          $12.47         $12.18          $11.03           $11.69
                              ----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .41             .42            .42             .45              .30
 Net realized and
   unrealized gain (loss)        .36            (.57)           .29            1.15             (.62)
                              ----------------------------------------------------------------------
Total from investment
 operations                      .77            (.15)           .71            1.60             (.32)
                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income          (.41)           (.42)          (.42)           (.45)            (.30)
 Realized capital gains            -               -              -               -             (.04)
                              ----------------------------------------------------------------------
Total distributions             (.41)           (.42)          (.42)           (.45)            (.34)
                              ----------------------------------------------------------------------
Net asset value at
 end of period                $12.26          $11.90         $12.47          $12.18           $11.03
                              ======================================================================
Total return (%)*               6.51           (1.10)          5.90           14.69            (2.79)
Net assets at end
 of period (000)              $5,638          $5,339         $6,334          $5,201           $4,631
Ratios to average
 net assets:**
 Expenses (%)(a)                 .90(c)          .89            .85             .87              .90(b)
 Expenses, excluding
   reimbursements (%)(a)         .90             .89            .85             .87              .96(b)
 Net investment income (%)      3.34            3.57           3.39            3.79             4.01(b)
Portfolio turnover (%)             5               6              8              11               16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2015, average net assets were $5,432,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA NEW YORK BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                      BEGINNING             ENDING             DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE        OCTOBER 1, 2014 -
                                   OCTOBER 1, 2014       MARCH 31, 2015        MARCH 31, 2015
                                   ------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00             $1,025.20              $3.28

Hypothetical
 (5% return before expenses)           1,000.00              1,021.69               3.28

ADVISER SHARES
Actual                                 1,000.00              1,024.00               4.49

Hypothetical
 (5% return before expenses)           1,000.00              1,020.49               4.48

*Expenses are equal to the Fund's annualized expense ratio of 0.65% for Fund Shares and 0.89% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.52% for Fund Shares and 2.40% for Adviser Shares for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA NEW YORK BOND FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

50  | USAA NEW YORK BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

52  | USAA NEW YORK BOND FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.


   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40864-0515                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA NEW YORK MONEY MARKET FUND]

 ======================================================

       ANNUAL REPORT
       USAA NEW YORK MONEY MARKET FUND
       MARCH 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE A STRONG FINANCIAL FOUNDATION
IMPROVES YOUR CHANCES OF ACHIEVING FINANCIAL        [PHOTO OF BROOKS ENGLEHARDT]
SECURITY--AND WITH FINANCIAL SECURITY, YOU ARE
IN A POSITION TO FUEL YOUR LIFE'S ADVENTURES."

--------------------------------------------------------------------------------

MAY 2015

When I wrote to you a year ago, longer-term interest rates were falling. The trend continued, more or less, during the reporting period ended March 31, 2015--confounding many media pundits who had predicted an increase in interest rates--as the Federal Reserve (the Fed) tapered and then ended its quantitative easing asset purchase program. The yield on a 10-year U.S. Treasury, which started the period at 2.73%, fell to a low of 1.64% on January 30, 2015, and stood at 1.92% on March 31, 2015. As yields fell, bond prices (which move in the opposite direction) rose. Investors who tried to time the market based on interest-rate prognostications were likely to have missed the gains.

That said, shorter-term interest rates edged up during the reporting period in anticipation the Fed would raise the federal funds target rate, which has been anchored near zero since 2008. At USAA Investments, we believe the Fed will seek to return to a more normal interest rate environment, but we maintain our long-held view that the first increase in interest rates will come in the fall of 2015, at the earliest. Indeed, we expect the pace of interest rate increases will depend on the performance of the U.S. economy and may be slower than many market participants expect.

As we await a Fed interest rate hike, the rest of the world appears to be headed in the opposite direction. During the first three months of 2015, 24 central banks cut interest rates as they sought to stimulate economic growth. The divergence in monetary policy, along with differing expectations about U.S. and international economic growth, had a major impact on currencies. The U.S.
dollar strengthened, appreciating significantly versus most other global currencies. We believe this is likely to benefit American consumers, who will get more value for their dollar when they travel overseas or purchase imported goods. However, a strong U.S. dollar also makes it more difficult for American companies to compete overseas.

================================================================================

================================================================================

Against this backdrop, the tax-exempt bond market enjoyed a strong rally, adding to the gains of recent years. The capital appreciation has, in turn, given shareholders the opportunity to build and strengthen their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security--and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

What will happen next? No one really knows. Some market participants expect longer-term interest rates to rise once Fed rate hikes begin; but the Fed doesn't control longer-term rates; the market does. Here at USAA Investments, we are not overly concerned about the timing of interest rate increases. Rising rates may hurt municipal bond prices in the short term, but they would allow your income-oriented tax-exempt portfolio managers to invest in higher-yielding securities, which could generate more interest income in the future. We believe tax-exempt bonds are likely to remain attractive, given that marginal income tax rates are higher today than they were a few years ago, and we expect many investors to continue favoring tax-exempt bonds for the tax-free income they provide. Even after the Fed raises short-term rates, we expect that it will take some time for money market yields to rise in a meaningful way.

From all of us here at USAA Investments, thank you for your ongoing investment in our family of tax-exempt mutual funds. We will continue working hard on your behalf.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         16

    Financial Statements                                                      17

    Notes to Financial Statements                                             20

EXPENSE EXAMPLE                                                               29

TRUSTEES' AND OFFICERS' INFORMATION                                           31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

204985-0515

================================================================================

================================================================================

FUND OBJECTIVE

THE NEW YORK MONEY MARKET FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Yields on tax-exempt money market funds remained at or near zero throughout the reporting period ended March 31, 2015, as the Federal Reserve (the Fed) kept the federal funds target rate anchored between 0% and 0.25%. As a result, money market funds provided very low absolute yields, though investors continued to rely on them for the safety and liquidity they tend to offer.

    The Fed trimmed its asset purchases during the reporting period, and as expected, ultimately ended them in October 2014. Many market participants had expected longer-term interest rates to rise as a result of the Fed's ending of its quantitative easing program but interest rates generally fell instead. In its March 2015 policy statement, the Fed signaled that it may raise the federal funds target rate sometime during 2015.

    The SIFMA Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), stayed in a narrow range, starting the reporting period at 0.06%, rising to a high of 0.12% on April 23, 2014 amid tax season-related redemptions, and ending the reporting period by revisiting its all-time low of 0.02%.

================================================================================

2  | USAA NEW YORK MONEY MARKET FUND

================================================================================

o HOW DID THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2015, the Fund had a total return of 0.01%, compared to an average return of 0.01% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York state has passed on-time, balanced budgets for four consecutive fiscal years. The state's 2015 fiscal year, which ended on March 31st, continues a trend seen over the last several years. New York's general fund is once again expected to post a surplus. The state is experiencing a moderate economic recovery and improvements in employment, personal income, and wages are evident. Recognizing the state's fiscal progress, all three credit rating agencies upgraded New York's general obligation bonds during its 2015 fiscal year. At the end of the reporting period, the state's general obligation bonds were rated Aa1 by Moody's Investors Service, Inc., AA+ by Standard & Poor's Ratings Services, and AA+ by Fitch Ratings Inc.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The majority of the Fund's assets are invested in VRDNs. The VRDNs owned by the Fund can provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. In addition, many of these VRDNs are guaranteed by a bank

    Refer to page 7 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    letter of credit for the payment of both principal and interest. As a result, they offer the Fund a degree of safety.

    We also sought to enhance the Fund's yield by investing in securities with longer maturities. However, given that interest rates were so low, these securities did not significantly increase the Fund's yield. We relied on our credit analysts to help us identify potential investments for the Fund and monitor every holding in the portfolio.

    We appreciate the opportunity to help you with your investment needs.

    The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.
    o Variable-rate demand notes (VRDNs) are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK MONEY MARKET FUND (FUND) (Ticker Symbol: UNYXX)

--------------------------------------------------------------------------------
                                       3/31/15                       3/31/14
--------------------------------------------------------------------------------
Net Assets                           $85.0 Million                $98.9 Million
Net Asset Value Per Share               $1.00                        $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                   22 Days                      26 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                           10 YEARS
   0.04%                            0.03%                             1.02%

--------------------------------------------------------------------------------
                      7- DAY YIELD AS OF 3/31/15
--------------------------------------------------------------------------------
   UNSUBSIDIZED                 -0.46%      SUBSIDIZED                 0.01%

--------------------------------------------------------------------------------
                    EXPENSE RATIOS* AS OF 3/31/14
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT         0.77%       AFTER REIMBURSEMENT        0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.60% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

6  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                     o 7-DAY YIELD COMPARISON o

                 [CHART OF 7-DAY YIELD COMPARISON]

                         iMONEYNET            USAA NEW YORK
                          AVERAGE            MONEY MARKET FUND
 3/31/2014                 0.01%                   0.01%
 4/28/2014                 0.01%                   0.01%
 5/23/2014                 0.01%                   0.01%
 6/30/2014                 0.01%                   0.01%
 7/28/2014                 0.01%                   0.01%
 8/25/2014                 0.01%                   0.01%
 9/29/2014                 0.01%                   0.01%
10/27/2014                 0.01%                   0.01%
11/24/2014                 0.01%                   0.01%
12/29/2014                 0.01%                   0.01%
 1/26/2015                 0.01%                   0.01%
 2/23/2015                 0.01%                   0.01%
 3/30/2015                 0.01%                   0.01%

                        [END CHART]

   Data represents the last Monday of each month. Ending date 3/30/15.

The graph tracks the USAA New York Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/15 o
                                (% of Net Assets)

General Obligation ........................................................ 21.1%
Education ................................................................. 11.0%
Nursing/CCRC .............................................................. 10.4%
Packaged Foods & Meat .....................................................  9.2%
Multifamily Housing .......................................................  8.9%
Buildings .................................................................  7.3%
Toll Roads ................................................................  7.1%
Community Service .........................................................  5.8%
Special Assessment/Tax/Fee ................................................  5.3%
Hospital ..................................................................  4.0%

                           o PORTFOLIO MIX - 3/31/15 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 85.4%
FIXED-RATE INSTRUMENTS                                                     14.5%

                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-15.

================================================================================

8  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                   o CUMULATIVE PERFORMANCE OF $10,000 o

                    [CHART OF CUMULATIVE PERFORMANCE]

                                                      USAA NEW YORK MONEY
                                                          MARKET FUND
03/31/05                                                  $10,000.00
04/30/05                                                   10,015.63
05/31/05                                                   10,033.54
06/30/05                                                   10,048.15
07/31/05                                                   10,062.33
08/31/05                                                   10,078.45
09/30/05                                                   10,096.17
10/31/05                                                   10,113.00
11/30/05                                                   10,132.23
12/31/05                                                   10,155.35
01/31/06                                                   10,174.75
02/28/06                                                   10,194.57
03/31/06                                                   10,217.58
04/30/06                                                   10,239.67
05/31/06                                                   10,264.66
06/30/06                                                   10,292.59
07/31/06                                                   10,317.16
08/31/06                                                   10,343.02
09/30/06                                                   10,369.39
10/31/06                                                   10,394.41
11/30/06                                                   10,420.14
12/31/06                                                   10,449.08
01/31/07                                                   10,474.05
02/28/07                                                   10,498.67
03/31/07                                                   10,526.42
04/30/07                                                   10,552.83
05/31/07                                                   10,581.95
06/30/07                                                   10,610.19
07/31/07                                                   10,636.84
08/31/07                                                   10,667.98
09/30/07                                                   10,693.80
10/31/07                                                   10,720.90
11/30/07                                                   10,748.58
12/31/07                                                   10,774.56
01/31/08                                                   10,798.13
02/29/08                                                   10,816.72
03/31/08                                                   10,838.25
04/30/08                                                   10,856.17
05/31/08                                                   10,876.12
06/30/08                                                   10,890.36
07/31/08                                                   10,905.08
08/31/08                                                   10,921.31
09/30/08                                                   10,949.44
10/31/08                                                   10,983.49
11/30/08                                                   10,994.89
12/31/08                                                   11,004.69
01/31/09                                                   11,008.22
02/28/09                                                   11,011.52
03/31/09                                                   11,016.28
04/30/09                                                   11,023.09
05/31/09                                                   11,030.43
06/30/09                                                   11,036.43
07/31/09                                                   11,041.82
08/31/09                                                   11,045.76
09/30/09                                                   11,048.60
10/31/09                                                   11,049.71
11/30/09                                                   11,049.81
12/31/09                                                   11,057.31
01/31/10                                                   11,057.40
02/28/10                                                   11,057.48
03/31/10                                                   11,057.58
04/30/10                                                   11,057.67
05/31/10                                                   11,057.96
06/30/10                                                   11,058.11
07/31/10                                                   11,058.21
08/31/10                                                   11,058.30
09/30/10                                                   11,058.39
10/31/10                                                   11,058.48
11/30/10                                                   11,058.57
12/31/10                                                   11,062.76
01/31/11                                                   11,062.85
02/28/11                                                   11,062.93
03/31/11                                                   11,063.03
04/30/11                                                   11,063.12
05/31/11                                                   11,063.21
06/30/11                                                   11,063.30
07/31/11                                                   11,063.39
08/31/11                                                   11,063.49
09/30/11                                                   11,063.58
10/31/11                                                   11,063.67
11/30/11                                                   11,063.76
12/31/11                                                   11,063.86
01/31/12                                                   11,064.00
02/29/12                                                   11,064.09
03/31/12                                                   11,064.19
04/30/12                                                   11,064.28
05/31/12                                                   11,064.37
06/30/12                                                   11,064.46
07/31/12                                                   11,064.55
08/31/12                                                   11,064.66
09/30/12                                                   11,064.74
10/31/12                                                   11,064.83
11/30/12                                                   11,064.93
12/31/12                                                   11,066.01
01/31/13                                                   11,066.11
02/28/13                                                   11,066.19
03/31/13                                                   11,066.29
04/30/13                                                   11,066.38
05/31/13                                                   11,066.47
06/30/13                                                   11,066.56
07/31/13                                                   11,066.65
08/31/13                                                   11,066.75
09/30/13                                                   11,066.84
10/31/13                                                   11,066.93
11/30/13                                                   11,067.03
12/31/13                                                   11,067.12
01/31/14                                                   11,067.21
02/28/14                                                   11,067.30
03/31/14                                                   11,067.39
04/30/14                                                   11,067.48
05/31/14                                                   11,067.57
06/30/14                                                   11,067.67
07/31/14                                                   11,067.76
08/31/14                                                   11,067.85
09/30/14                                                   11,067.94
10/31/14                                                   11,068.04
11/30/14                                                   11,068.13
12/31/14                                                   11,071.38
01/31/15                                                   11,071.47
02/28/15                                                   11,071.55
03/31/15                                                   11,071.65

                           [END CHART]

                Data from 3/31/05 through 3/31/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA New York Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2015:

                TAX-EXEMPT                      LONG-TERM CAPITAL
                INCOME(1,3)                   GAIN DISTRIBUTIONS(2)
               ---------------------------------------------------
                   100%                            $15,000
               ---------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

10  | USAA NEW YORK MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Money Market Fund at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents

================================================================================

12  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Deutsche Bank A.G. or Citibank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    CSD     Central School District
    IDA     Industrial Development Authority/Agency

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON          FINAL                VALUE
(000)         SECURITY                                               RATE          MATURITY              (000)
--------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (85.4%)

              NEW YORK (85.4%)
$   1,410     Albany IDA (LOC - RBS Citizens, N.A.)                  0.27%        5/01/2035           $  1,410
    6,170     Build New York City Resource Corp.
               (LOC - TD Bank, N.A.)                                 0.09        12/01/2045              6,170
    1,015     Erie County IDA (LOC - Fifth Third Bank)               0.38        10/01/2026              1,015
    3,000     Hudson Yards Infrastructure Corp. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.20         2/15/2047              3,000
    2,750     Long Island Power Auth. (LOC - Bayerische
               Landesbank)                                           0.03         5/01/2033              2,750
    2,745     Monroe County IDA (LOC - Manufacturers &
               Traders Trust Co.)                                    0.07        12/01/2034              2,745
    1,500     New York City (LOC - Bayerische Landesbank)            0.03         8/01/2022              1,500
    4,100     New York City (LOC - Sumitomo Mitsui
               Banking Corp.)                                        0.02         9/01/2035              4,100
    2,600     New York City (LOC - Manufacturers &
               Traders Trust Co.)                                    0.08        12/01/2040              2,600
      825     New York City IDA (LOC - TD Bank, N.A.)                0.14        12/01/2027                825
    1,585     New York City IDA (LOC - JPMorgan
               Chase Bank, N.A.)                                     0.05        12/01/2034              1,585
      950     New York City IDA (LOC - Santander Bank, N.A.)         0.29         5/01/2036                950
    1,930     New York City IDA (LOC - Key Bank, N.A.)               0.13         7/01/2037              1,930
    3,980     New York City IDA (LOC - Key Bank, N.A.)               0.13         7/01/2038              3,980
    4,500     New York City Transitional Finance Auth. (LIQ)(a)      0.02        11/01/2030              4,500
    2,785     Ontario County IDA (LOC - Royal Bank of
               Scotland N.V.)                                        0.21         3/01/2028              2,785
    1,955     Ontario County IDA (LOC - Key Bank, N.A.)              0.08         7/01/2030              1,955
    2,815     Ramapo Housing Auth. (LOC - Manufacturers &
               Traders Trust Co.)                                    0.12        12/01/2029              2,815
    3,600     State Housing Finance Agency
               (LOC - Landesbank Hessen-Thuringen)                   0.02        11/01/2037              3,600
    4,000     State Housing Finance Agency
               (LOC - Landesbank Hessen-Thuringen)                   0.03         5/01/2042              4,000
    6,075     Tompkins County IDA (LOC - Bank of America, N.A.)      0.13         2/01/2037              6,075
    6,000     Triborough Bridge and Tunnel Auth.
               (LOC - State Street Bank and Trust Co.)               0.01         1/01/2032              6,000
    5,060     Wayne County IDA (LOC - Royal Bank of
               Scotland N.V.)                                        0.21         6/01/2017              5,060

================================================================================

14  | USAA NEW YORK MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL               VALUE
(000)         SECURITY                                               RATE          MATURITY              (000)
--------------------------------------------------------------------------------------------------------------
$   1,235     Westchester County IDA
               (LOC - JPMorgan Chase Bank, N.A.)                     0.04%       10/01/2028           $  1,235
                                                                                                      --------
                                                                                                        72,585
                                                                                                      --------
              Total Variable-Rate Demand Notes (cost: $72,585)                                          72,585
                                                                                                      --------
              FIXED-RATE INSTRUMENTS (14.5%)

              NEW YORK (14.5%)
    2,000     Campbell-Savona CSD                                    1.00         6/18/2015              2,003
    1,020     Irondequoit                                            1.00         6/26/2015              1,021
    2,000     Northern Adirondack CSD                                0.75         6/25/2015              2,001
    2,058     Schuylerville CSD                                      0.75         6/26/2015              2,058
    1,502     Springville-Griffith Institute CSD                     1.00        10/08/2015              1,505
    1,685     Tonawanda City School District                         1.00         9/03/2015              1,688
    2,020     Williamson CSD                                         1.00         7/15/2015              2,023
                                                                                                      --------
                                                                                                        12,299
                                                                                                      --------
              Total Fixed-Rate Instruments (cost: $12,299)                                              12,299
                                                                                                      --------

              TOTAL INVESTMENTS (COST: $84,884)                                                       $ 84,884
                                                                                                      ========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)               (LEVEL 2)           (LEVEL 3)
                                          QUOTED PRICES       OTHER SIGNIFICANT         SIGNIFICANT
                                      IN ACTIVE MARKETS              OBSERVABLE        UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS                  INPUTS              INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                          $-                  $72,585                 $-     $72,585
Fixed-Rate Instruments                               -                   12,299                  -      12,299
--------------------------------------------------------------------------------------------------------------
Total                                               $-                  $84,884                 $-     $84,884
--------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1 to the financial statements.

    The cost of securities at March 31, 2015, for federal income tax purposes, was $84,884,000.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's
        Board of Trustees (the Board), unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

16  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                $84,884
   Cash                                                                                     52
   Receivables:
       Capital shares sold                                                                  69
       USAA Asset Management Company (Note 4D)                                              56
       Interest                                                                             78
                                                                                       -------
             Total assets                                                               85,139
                                                                                       -------
LIABILITIES
   Payables:
      Capital shares redeemed                                                              100
   Accrued management fees                                                                  26
   Accrued transfer agent's fees                                                             9
   Other accrued expenses and payables                                                      41
                                                                                       -------
             Total liabilities                                                             176
                                                                                       -------
                 Net assets applicable to capital shares outstanding                   $84,963
                                                                                       =======
NET ASSETS CONSIST OF:
  Paid-in capital                                                                      $84,963
                                                                                       -------
                 Net assets applicable to capital shares outstanding                   $84,963
                                                                                       =======
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                       84,963
                                                                                       =======
  Net asset value, redemption price, and offering price per share                      $  1.00
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS | 17

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $ 168
                                                                                       -----
EXPENSES
   Management fees                                                                       331
   Administration and servicing fees                                                      95
   Transfer agent's fees                                                                 130
   Custody and accounting fees                                                            68
   Postage                                                                                 4
   Shareholder reporting fees                                                             12
   Trustees' fees                                                                         24
   Registration fees                                                                       1
   Professional fees                                                                      70
   Other                                                                                   8
                                                                                       -----
           Total expenses                                                                743
   Expenses reimbursed                                                                  (584)
                                                                                       -----
           Net expenses                                                                  159
                                                                                       -----
NET INVESTMENT INCOME                                                                      9
                                                                                       -----
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                      28
                                                                                       -----
   Increase in net assets resulting from operations                                    $  37
                                                                                       =====

See accompanying notes to financial statements.

================================================================================

18  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------
                                                                               2015           2014
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $       9       $     10
   Net realized gain on investments                                              28              -
                                                                          ------------------------
   Increase in net assets resulting from operations                              37             10
                                                                          ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         (9)           (10)
   Net realized gains                                                           (28)             -
                                                                          ------------------------
   Distributions to shareholders                                                (37)           (10)
                                                                          ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 85,108         77,414
   Reinvested dividends                                                          37              9
   Cost of shares redeemed                                                  (99,110)       (76,291)
                                                                          ------------------------
      Increase (decrease) in net assets from capital
           share transactions                                               (13,965)         1,132
                                                                          ------------------------
   Net increase (decrease) in net assets                                    (13,965)         1,132

NET ASSETS
  Beginning of year                                                          98,928         97,796
                                                                          ------------------------
  End of year                                                             $  84,963       $ 98,928
                                                                          ========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                85,108         77,414
  Shares issued for dividends reinvested                                         37              9
  Shares redeemed                                                           (99,110)       (76,291)
                                                                          ------------------------
     Increase (decrease) in shares outstanding                              (13,965)         1,132
                                                                          ========================

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS | 19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA New York Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

20  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

22  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2015, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2015, and 2014, was as follows:

                                                     2015                 2014
                                                    ----------------------------
Ordinary income*                                    $13,000              $     -
Tax-exempt income                                     9,000               10,000
Long-term realized capital gain                      15,000                    -
                                                    -------              -------
  Total distributions paid                          $37,000              $10,000
                                                    =======              =======

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

24  | USAA NEW YORK MONEY MARKET FUND

================================================================================

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond and USAA New York Money Market Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $331,000, resulting in an effective annualized management fee of 0.35% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $95,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2015, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $130,000.

D. EXPENSE LIMITATION - The Manager agreed, through August 1, 2015, to limit the total annual operating expenses of the Fund to 0.60% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. The Manager also has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager may modify or terminate this arrangement at any time. For the year ended March 31, 2015, the Fund incurred reimbursable expenses of $584,000, of which $56,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

26  | USAA NEW YORK MONEY MARKET FUND

================================================================================

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The amendments will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is currently evaluating the impact of these amendments. Initial compliance dates for the various amendments range from July 2015 to October 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MARCH 31,
                                    ------------------------------------------------------------------------------
                                       2015             2014              2013               2012             2011
                                    ------------------------------------------------------------------------------
Net asset value at
 beginning of period                $  1.00          $  1.00          $   1.00           $   1.00         $   1.00
                                    ------------------------------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment income(a)              .00              .00               .00                .00              .00
  Net realized and unrealized
   gain (loss) on investments(a)        .00             (.00)              .00                .00              .00
                                    ------------------------------------------------------------------------------
Total from investment operations(a)     .00              .00               .00                .00              .00
                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)              (.00)            (.00)             (.00)              (.00)            (.00)
 Realized capital gains                (.00)(a)            -              (.00)(a)              -             (.00)(a)
                                    ------------------------------------------------------------------------------
Total distributions(a)                 (.00)            (.00)             (.00)              (.00)            (.00)
                                    ------------------------------------------------------------------------------
Net asset value at end of period    $  1.00          $  1.00           $  1.00           $   1.00         $   1.00
                                    ==============================================================================
Total return (%)*                       .04              .01               .02                .01(b),(c)       .05(b)
Net assets at end of period (000)   $84,963          $98,928           $97,796           $100,012         $104,377
Ratios to average net assets:**
 Expenses (%)(b),(d)                    .17              .21               .33                .45(c)           .48
 Expenses, excluding
   reimbursements(d)                    .79              .77               .73                .73              .71
Net investment income (%)               .01              .01               .01                .01              .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2015, average net assets were $94,574,000.
(a) Represents less than $0.01 per share.
(b) Effective November 9, 2009, in addition to the Fund's 0.60% annual expense cap, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) During the year ended March 31, 2012, SAS reimbursed the Fund $1,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
    Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by
    0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       (.00%)(+)         (.00%)(+)       (.00%)(+)          (.00%)(+)        (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

28  | USAA NEW YORK MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2014, through March 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                          BEGINNING                 ENDING                DURING PERIOD*
                                        ACCOUNT VALUE            ACCOUNT VALUE           OCTOBER 1, 2014-
                                        OCTOBER 1, 2014          MARCH 31, 2015           MARCH 31, 2015
                                      ------------------------------------------------------------------
Actual                                   $1,000.00               $1,000.30                    $0.75

Hypothetical
 (5% return before expenses)              1,000.00                1,024.18                     0.76

* Expenses are equal to the Fund's annualized expense ratio of 0.15%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.03% for the six-month period of October 1, 2014, through March 31, 2015.

================================================================================

30  | USAA NEW YORK MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2,4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA NEW YORK MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one years experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA NEW YORK MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

(1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
(2) Member of Executive Committee.
(3) Member of Audit Committee.
(4) Member of Pricing and Investment Committee.
(5) Member of Corporate Governance Committee.
(6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
(7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
(8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
(+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

36  | USAA NEW YORK MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel, (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

38  | USAA NEW YORK MONEY MARKET FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
at USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
          (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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


ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2015 and 2014 were $257,695 and $250,012, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2015 and 2014 were $67,300 and $78,650, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended March 31, 2015 and 2014 were $0 and $15,000, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2015 and 2014.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant's investment adviser, USAA Asset Management Company
(AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for March 31, 2015 and 2014 were $326,310 and $421,468, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2014 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO and IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2014

By:*     /s/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     05/26/2015
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/29/2015
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     05/26/2015
         ------------------------------

*Print the name and title of each signing officer under his or her signature.